UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019 through December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Insurance Trust

December 31, 2019

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Our goal remains being the most trusted asset manager in the world by using our unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

In the first half of 2019, equity markets largely experienced steady gains, bolstered by the U.S. Federal Reserve’s decision to hold off increases in interest rates as well as investor optimism over U.S.-China trade negotiations and continued growth in corporate earnings. In the second half of the year, global equity prices were also supported by an initial U.S.-China trade agreement and by accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, the U.S. elections and the late-economic-cycle backdrop. On the other hand, leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should also support financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Our goal remains to be the most trusted asset manager in the world by using our unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	8.18%
Bloomberg Barclays U.S. Aggregate Index	8.72%

Net Assets as of 12/31/2019	$380,459,813
Duration as of 12/31/2019	5.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate-and long-term debt securities.

HOW DID THE MARKET PERFORM?

Overall, both U.S. bond markets and equity markets provided positive returns for the reporting period amid falling interest rates, healthy corporate earnings and slow but continued growth in the U.S. economy. In the U.S. and elsewhere, equity markets generally outperformed bond markets. Within the U.S. fixed-income sector, high yield bonds (also known as “junk bonds”) outperformed both corporate debt and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 shares underperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) for the twelve months ended December 31, 2019.

Relative to the Benchmark, the Portfolio’s underweight allocation to corporate credit, which was among the best performing fixed-income sectors, detracted from performance. Amid falling interest rates during the reporting period, the Portfolio’s overweight allocations to short duration asset-backed securities and U.S. agency bonds also detracted from relative performance. Generally, bonds with shorter duration will experience a smaller increase in price as interest rates fall versus bonds with longer duration.

The Portfolio’s security selection in corporate credit, mortgage-backed securities and asset-backed securities made a positive contribution to relative performance. The Portfolio’s underweight allocation to U.S. Treasury bonds also contributed to performance. The Portfolio’s longer overall duration relative to the Benchmark was a positive contributor to performance as interest rates fell during the period.

The Portfolio’s overweight position in the 5-to-10 year portion of the yield curve and underweight position in short-term maturities also contributed to performance relative to the

Benchmark. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy was to focus on security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The portfolio managers used bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities.

Relative to the Benchmark, the Portfolio was underweight in U.S. Treasury securities and investment grade credit and overweight in securitized debt sectors, including asset-backed, commercial-backed and mortgage-backed securities, which include both agency and non-agency debt. The Portfolio was overweight in the intermediate part of the yield curve, underweight in the long end of the yield curve, and held a longer duration posture during the period.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	24.9%
Corporate Bonds	22.9
Mortgage-Backed Securities	18.3
Asset-Backed Securities	11.8
Collateralized Mortgage Obligations	9.2
Commercial Mortgage-Backed Securities	4.7
U.S. Government Agency Securities	3.4
Others (each less than 1.0%)	0.3
Short-Term Investments	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	8.18%	2.97%	3.99%
CLASS 2 SHARES	August 16, 2006	7.87	2.69	3.73

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Bloomberg Barclays U.S. Aggregate Index and the Lipper Variable Underlying Funds Core Bond Funds Index from December 31, 2009 to December 31, 2019. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Core Bond Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 24.8%

U.S. Treasury Bonds

8.00%, 11/15/2021	338,000	377,405

5.38%, 2/15/2031	4,500	6,035

4.50%, 2/15/2036	276,000	365,589

5.00%, 5/15/2037	250,000	353,489

4.38%, 2/15/2038	1,214,000	1,613,008

4.25%, 5/15/2039	105,000	138,023

4.38%, 11/15/2039	1,415,000	1,891,523

3.88%, 8/15/2040	100,000	125,890

3.13%, 2/15/2043	500,000	566,362

2.88%, 5/15/2043	2,420,000	2,633,204

3.63%, 8/15/2043	2,715,000	3,325,504

3.75%, 11/15/2043	1,952,000	2,438,132

3.63%, 2/15/2044	2,345,000	2,878,294

2.50%, 2/15/2045	6,000,000	6,114,293

2.88%, 8/15/2045	500,000	545,906

3.00%, 11/15/2045	1,000,000	1,117,358

2.25%, 8/15/2046	3,063,400	2,973,312

3.00%, 2/15/2048	90,000	101,058

3.13%, 5/15/2048	176,200	202,651

2.88%, 5/15/2049	160,000	176,158

2.25%, 8/15/2049	1,370,000	1,327,402

U.S. Treasury Inflation Indexed Bonds

3.63%, 4/15/2028	300,000	610,541

2.50%, 1/15/2029	100,000	144,439

U.S. Treasury Notes

1.38%, 4/30/2020	125,000	124,883

3.50%, 5/15/2020	450,000	453,006

1.50%, 7/15/2020	200,000	199,874

2.63%, 11/15/2020	200,000	201,668

2.38%, 12/31/2020	100,000	100,698

3.63%, 2/15/2021	650,000	664,146

2.25%, 4/30/2021	115,000	115,955

2.63%, 5/15/2021	154,500	156,600

3.13%, 5/15/2021	600,000	612,162

2.00%, 5/31/2021	300,000	301,602

2.13%, 8/15/2021	500,000	504,078

1.25%, 10/31/2021	3,500,000	3,477,965

2.00%, 10/31/2021	100,000	100,720

1.88%, 11/30/2021	950,000	955,255

1.75%, 2/28/2022	3,300,000	3,311,198

1.63%, 8/31/2022	1,000,000	1,000,326

1.75%, 9/30/2022	150,000	150,526

1.50%, 2/28/2023	525,000	522,842

1.75%, 5/15/2023	3,079,000	3,088,812

2.75%, 5/31/2023	46,000	47,665

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

2.50%, 8/15/2023	600,000	617,536

1.38%, 8/31/2023	700,000	693,017

1.63%, 10/31/2023	2,000,000	1,996,612

2.13%, 2/29/2024	94,000	95,663

2.50%, 5/15/2024	30,000	31,015

2.00%, 6/30/2024	10,000	10,130

2.25%, 11/15/2024	112,000	114,826

2.00%, 2/15/2025	1,000,000	1,013,443

2.88%, 4/30/2025	146,000	154,454

2.13%, 5/15/2025	500,000	509,792

2.88%, 5/31/2025	318,000	336,510

2.00%, 8/15/2025	728,600	737,810

2.25%, 11/15/2025	610,000	625,938

1.63%, 2/15/2026	59,400	58,811

1.50%, 8/15/2026	28,000	27,426

2.00%, 11/15/2026	84,000	84,873

2.25%, 2/15/2027	108,000	110,900

2.75%, 2/15/2028	65,000	69,209

2.88%, 5/15/2028	940,800	1,011,974

1.63%, 8/15/2029	115,000	111,943

U.S. Treasury STRIPS Bonds

2.49%, 5/15/2020 (a)	3,693,000	3,670,390

1.77%, 8/15/2020 (a)	2,120,000	2,098,545

2.36%, 2/15/2021 (a)	910,000	893,596

2.04%, 5/15/2021 (a)	1,590,000	1,555,515

2.16%, 8/15/2021 (a)	1,800,000	1,753,943

3.20%, 11/15/2021 (a)	675,000	654,736

2.76%, 2/15/2022 (a)	970,000	936,407

2.72%, 5/15/2022 (a)	760,000	730,483

3.14%, 8/15/2022 (a)	75,000	71,820

2.84%, 11/15/2022 (a)	500,000	476,929

2.99%, 2/15/2023 (a)	2,690,000	2,554,958

2.66%, 5/15/2023 (a)	2,420,000	2,284,351

2.22%, 8/15/2023 (a)	1,890,000	1,776,778

2.68%, 11/15/2023 (a)	173,000	161,668

1.68%, 2/15/2024 (a)	327,000	304,052

3.31%, 11/15/2024 (a)	110,000	100,830

3.75%, 2/15/2025 (a)	50,000	45,583

5.10%, 5/15/2026 (a)	100,000	88,575

3.52%, 8/15/2026 (a)	23,000	20,282

3.65%, 11/15/2026 (a)	250,000	219,124

4.17%, 2/15/2027 (a)	300,000	261,341

3.68%, 5/15/2027 (a)	725,000	627,041

3.31%, 8/15/2027 (a)	250,000	215,342

4.04%, 11/15/2027 (a)	710,000	607,824

3.08%, 2/15/2028 (a)	27,000	22,927

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — continued

2.96%, 5/15/2028 (a)	140,000	118,170

7.39%, 8/15/2028 (a)	50,000	42,013

4.13%, 2/15/2029 (a)	658,000	545,987

3.95%, 11/15/2029 (a)	200,000	162,893

4.82%, 5/15/2030 (a)	300,000	241,667

3.98%, 8/15/2030 (a)	300,000	239,712

3.62%, 11/15/2030 (a)	500,000	396,753

4.55%, 2/15/2031 (a)	350,000	276,423

3.96%, 5/15/2031 (a)	275,000	215,435

3.32%, 11/15/2031 (a)	760,000	587,094

3.79%, 2/15/2032 (a)	350,000	268,453

3.63%, 5/15/2032 (a)	2,250,000	1,714,887

3.15%, 8/15/2032 (a)	3,300,000	2,496,936

4.28%, 11/15/2032 (a)	800,000	601,319

3.81%, 2/15/2033 (a)	400,000	298,612

3.95%, 5/15/2033 (a)	1,175,000	871,435

6.37%, 8/15/2033 (a)	100,000	73,600

4.41%, 11/15/2033 (a)	1,025,000	749,063

3.92%, 2/15/2034 (a)	775,000	562,147

2.84%, 5/15/2034 (a)	2,200,000	1,585,878

3.36%, 11/15/2034 (a)	50,000	35,508

3.30%, 2/15/2035 (a)	65,000	45,850

3.61%, 5/15/2035 (a)	250,000	175,162

2.36%, 11/15/2041 (a)	100,000	58,179

U.S. Treasury STRIPS Notes 1.71%, 2/15/2020 (a)	5,235,000	5,224,755

Total U.S. Treasury Obligations (Cost $89,150,080)		94,248,410

Corporate Bonds — 22.8%

Aerospace & Defense — 0.4%

Airbus Finance BV (France) 2.70%, 4/17/2023 (b)	32,000	32,517

Airbus SE (France) 3.15%, 4/10/2027 (b)	164,000	170,218

BAE Systems Holdings, Inc. (United Kingdom) 3.80%, 10/7/2024 (b)	45,000	47,541

BAE Systems plc (United Kingdom) 5.80%, 10/11/2041 (b)	51,000	65,769

Boeing Co. (The) 3.95%, 8/1/2059	140,000	148,971

L3Harris Technologies, Inc. 3.83%, 4/27/2025	60,000	63,974

Lockheed Martin Corp. 4.50%, 5/15/2036	70,000	82,843

Northrop Grumman Corp.

3.20%, 2/1/2027	76,000	79,007

3.25%, 1/15/2028	50,000	52,118

Precision Castparts Corp. 3.25%, 6/15/2025	30,000	31,646

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Aerospace & Defense — continued

Rockwell Collins, Inc. 3.20%, 3/15/2024	28,000	29,120

United Technologies Corp.

3.95%, 8/16/2025	50,000	54,501

6.13%, 7/15/2038	250,000	346,623

4.45%, 11/16/2038	230,000	271,668

4.50%, 6/1/2042	80,000	95,646

4.15%, 5/15/2045	25,000	28,580

3.75%, 11/1/2046	80,000	86,872

		1,687,614

Airlines — 0.0% (c)

Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024	17,485	18,440

Automobiles — 0.0% (c)

BMW US Capital LLC (Germany) 2.25%, 9/15/2023 (b)	45,000	45,072

Banks — 5.0%

ABN AMRO Bank NV (Netherlands) 4.75%, 7/28/2025 (b)	200,000	217,764

AIB Group plc (Ireland) (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (b) (d)	250,000	264,618

ANZ New Zealand Int’l Ltd. (New Zealand)

3.45%, 1/21/2028 (b)	200,000	210,770

ASB Bank Ltd. (New Zealand) 3.13%, 5/23/2024 (b)	230,000	237,392

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.63%),

3.50%, 5/17/2022 (d)	250,000	254,967

3.30%, 1/11/2023	150,000	155,043

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (d)	100,000	101,969

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (d)	26,000	26,626

4.00%, 1/22/2025	114,000	121,540

Series L, 3.95%, 4/21/2025	92,000	98,102

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (d)	100,000	104,548

4.45%, 3/3/2026	69,000	75,722

3.25%, 10/21/2027	514,000	535,242

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	260,000	277,705

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (d)	408,000	427,866

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (d)	280,000	304,757

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 4/23/2040 (d)	125,000	141,423

(ICE LIBOR USD 3 Month + 1.52%), 4.33%, 3/15/2050 (d)	125,000	149,635

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (d)	47,000	49,019

Bank of Nova Scotia (The) (Canada) 4.50%, 12/16/2025	25,000	27,435

Banque Federative du Credit Mutuel SA (France) 2.38%, 11/21/2024 (b)	254,000	253,725

Barclays plc (United Kingdom) 3.65%, 3/16/2025	200,000	208,175

BNP Paribas SA (France) 3.50%, 3/1/2023 (b)	200,000	206,846

BNZ International Funding Ltd. (New Zealand) 2.90%, 2/21/2022 (b)	250,000	254,210

Citigroup, Inc.

2.40%, 2/18/2020	50,000	50,020

2.90%, 12/8/2021	100,000	101,620

2.75%, 4/25/2022	200,000	203,054

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (d)	74,000	75,506

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (d)	90,000	93,601

4.40%, 6/10/2025	78,000	84,710

3.40%, 5/1/2026	75,000	78,710

4.45%, 9/29/2027	210,000	231,099

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (d)	250,000	266,212

(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (d)	220,000	240,497

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (d)	50,000	54,859

8.13%, 7/15/2039	56,000	93,595

4.75%, 5/18/2046	50,000	59,913

4.65%, 7/23/2048	120,000	149,617

Citizens Financial Group, Inc.

2.38%, 7/28/2021	24,000	24,112

2.85%, 7/27/2026	200,000	203,539

Comerica, Inc. 4.00%, 2/1/2029	150,000	163,666

Commonwealth Bank of Australia (Australia)

2.00%, 9/6/2021 (b)	200,000	200,387

3.45%, 3/16/2023 (b)	80,000	83,332

2.85%, 5/18/2026 (b)	80,000	81,569

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued

Cooperatieve Rabobank UA (Netherlands) 3.75%, 7/21/2026	450,000	468,357

Credit Agricole SA (France) 3.75%, 4/24/2023 (b)	250,000	261,357

Credit Suisse Group Funding Guernsey Ltd. (Switzerland)

3.80%, 6/9/2023	350,000	366,197

3.75%, 3/26/2025	250,000	264,378

Danske Bank A/S (Denmark) 2.00%, 9/8/2021 (b)	200,000	199,112

Fifth Third Bancorp

3.65%, 1/25/2024	90,000	94,833

3.95%, 3/14/2028	70,000	76,892

HSBC Holdings plc (United Kingdom)

2.65%, 1/5/2022	400,000	404,254

(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (d)	229,000	240,796

4.38%, 11/23/2026	200,000	216,477

HSBC USA, Inc. 2.35%, 3/5/2020	135,000	135,069

Huntington Bancshares, Inc.

3.15%, 3/14/2021	73,000	73,893

2.30%, 1/14/2022	88,000	88,448

ING Groep NV (Netherlands)

4.10%, 10/2/2023	200,000	212,626

3.95%, 3/29/2027	200,000	215,119

KeyCorp

2.90%, 9/15/2020	56,000	56,372

4.15%, 10/29/2025	65,000	71,178

Lloyds Banking Group plc (United Kingdom) 4.58%, 12/10/2025	200,000	216,383

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.00%, 2/22/2022	38,000	38,712

2.67%, 7/25/2022	80,000	81,142

3.76%, 7/26/2023	200,000	210,550

3.41%, 3/7/2024	170,000	177,167

3.75%, 7/18/2039	265,000	289,757

Mizuho Financial Group, Inc. (Japan) (ICE LIBOR USD 3 Month + 1.31%), 2.87%, 9/13/2030 (d)	220,000	219,490

National Australia Bank Ltd. (Australia)

3.38%, 1/14/2026	300,000	315,291

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (b) (d)	440,000	456,684

NatWest Markets plc (United Kingdom) 3.63%, 9/29/2022 (b)	315,000	326,170

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Banks — continued

Nordea Bank Abp (Finland) 4.88%, 1/27/2020 (b)	100,000	100,203

PNC Financial Services Group, Inc. (The)

5.13%, 2/8/2020	150,000	150,422

Regions Financial Corp.

2.75%, 8/14/2022	27,000	27,475

3.80%, 8/14/2023	27,000	28,564

Royal Bank of Canada (Canada)

2.75%, 2/1/2022	66,000	67,167

3.70%, 10/5/2023	300,000	316,937

4.65%, 1/27/2026	30,000	33,248

Royal Bank of Scotland Group plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.10%), 3.75%, 11/1/2029 (d)	200,000	204,079

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (d)	200,000	220,697

Societe Generale SA (France) 3.88%, 3/28/2024 (b)	380,000	399,343

Standard Chartered plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (b) (d)	220,000	227,658

(ICE LIBOR USD 3 Month + 1.91%), 4.30%, 5/21/2030 (b) (d)	200,000	217,563

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.44%, 10/19/2021	45,000	45,398

2.85%, 1/11/2022	130,000	131,983

2.78%, 10/18/2022	82,000	83,480

3.10%, 1/17/2023	55,000	56,380

3.94%, 10/16/2023	300,000	318,058

3.01%, 10/19/2026	25,000	25,591

3.04%, 7/16/2029	345,000	351,547

Toronto-Dominion Bank (The) (Canada) 3.25%, 3/11/2024	140,000	146,477

Truist Bank (ICE LIBOR USD 3 Month + 0.30%), 2.59%, 1/29/2021 (d)	30,000	30,060

Truist Financial Corp. 2.70%, 1/27/2022	91,000	92,215

US Bancorp

3.38%, 2/5/2024	120,000	125,893

7.50%, 6/1/2026	100,000	126,427

Wells Fargo & Co.

3.07%, 1/24/2023	245,000	250,032

3.75%, 1/24/2024	105,000	110,902

3.30%, 9/9/2024	80,000	83,869

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued

(ICE LIBOR USD 3 Month + 0.83%), 2.41%, 10/30/2025 (d)	300,000	300,000

3.00%, 4/22/2026	284,000	291,733

4.10%, 6/3/2026	24,000	25,860

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (d)	470,000	487,176

5.38%, 11/2/2043	200,000	256,137

4.40%, 6/14/2046	47,000	53,799

4.75%, 12/7/2046	53,000	63,457

Westpac Banking Corp. (Australia)

2.85%, 5/13/2026	100,000	102,344

(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (d)	140,000	148,095

4.42%, 7/24/2039	100,000	109,732

		18,831,422

Beverages — 0.5%

Anheuser-Busch Cos. LLC (Belgium)

4.70%, 2/1/2036	571,000	658,564

4.90%, 2/1/2046	260,000	307,486

Anheuser-Busch InBev Finance, Inc. (Belgium) 4.70%, 2/1/2036	120,000	138,402

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.38%, 4/15/2038	150,000	168,107

4.44%, 10/6/2048	130,000	145,675

4.75%, 4/15/2058	95,000	110,716

Constellation Brands, Inc.

4.40%, 11/15/2025	50,000	54,581

5.25%, 11/15/2048	25,000	30,319

Keurig Dr Pepper, Inc.

3.13%, 12/15/2023	100,000	102,748

4.42%, 5/25/2025	30,000	32,733

3.43%, 6/15/2027	20,000	20,817

4.99%, 5/25/2038	43,000	50,660

4.42%, 12/15/2046	64,000	68,780

5.09%, 5/25/2048	60,000	72,071

		1,961,659

Biotechnology — 0.4%

AbbVie, Inc.

3.20%, 11/21/2029 (b)	516,000	524,604

4.50%, 5/14/2035	100,000	113,168

4.05%, 11/21/2039 (b)	510,000	538,973

4.40%, 11/6/2042	105,000	113,312

Baxalta, Inc.

3.60%, 6/23/2022	7,000	7,183

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Biotechnology — continued

5.25%, 6/23/2045	3,000	3,865

Gilead Sciences, Inc. 4.00%, 9/1/2036	29,000	32,036

		1,333,141

Building Products — 0.0% (c)

Masco Corp. 6.50%, 8/15/2032	80,000	98,244

Capital Markets — 2.1%

Bank of New York Mellon Corp. (The)

(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (d)	138,000	140,064

3.25%, 9/11/2024	100,000	105,002

Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (b)	21,000	23,612

Brookfield Finance, Inc. (Canada)

3.90%, 1/25/2028	55,000	59,123

4.85%, 3/29/2029	120,000	137,232

4.70%, 9/20/2047	44,000	50,456

Charles Schwab Corp. (The) 3.20%, 3/2/2027	100,000	104,559

CME Group, Inc. 3.00%, 3/15/2025	97,000	100,686

Credit Suisse Group AG (Switzerland) (SOFR + 1.56%), 2.59%, 9/11/2025 (b) (d)	250,000	250,700

Daiwa Securities Group, Inc. (Japan) 3.13%, 4/19/2022 (b)	49,000	49,929

Deutsche Bank AG (Germany)

4.25%, 10/14/2021	100,000	102,820

3.30%, 11/16/2022	100,000	100,981

Goldman Sachs Group, Inc. (The)

5.38%, 3/15/2020	206,000	207,429

2.35%, 11/15/2021	264,000	264,987

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (d)	100,000	101,396

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (d)	598,000	607,651

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (d)	213,000	216,764

3.50%, 1/23/2025	100,000	104,843

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (d)	137,000	141,708

4.25%, 10/21/2025	105,000	113,925

3.50%, 11/16/2026	142,000	149,241

3.85%, 1/26/2027	45,000	47,858

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	209,000	221,862

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (d)	130,000	143,155

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued

6.75%, 10/1/2037	80,000	110,890

(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (d)	215,000	244,413

4.80%, 7/8/2044	115,000	139,042

Intercontinental Exchange, Inc. 4.00%, 10/15/2023	59,000	63,065

Invesco Finance plc

4.00%, 1/30/2024	29,000	30,804

3.75%, 1/15/2026	36,000	38,344

Jefferies Group LLC 6.45%, 6/8/2027	81,000	94,920

Macquarie Bank Ltd. (Australia) 4.00%, 7/29/2025 (b)	100,000	106,966

Macquarie Group Ltd. (Australia) 6.00%, 1/14/2020 (b)	220,000	220,265

(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (b) (d)	145,000	151,522

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (b) (d)	220,000	250,552

Morgan Stanley

5.50%, 7/28/2021	35,000	36,869

2.63%, 11/17/2021	170,000	171,987

2.75%, 5/19/2022	100,000	101,799

3.75%, 2/25/2023	142,000	148,668

4.10%, 5/22/2023	100,000	105,566

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (d)	225,000	235,038

3.70%, 10/23/2024	69,000	73,257

4.00%, 7/23/2025	276,000	298,431

5.00%, 11/24/2025	70,000	78,786

3.88%, 1/27/2026	341,000	365,955

4.35%, 9/8/2026	20,000	21,857

3.63%, 1/20/2027	159,000	169,118

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (d)	222,000	235,777

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (d)	96,000	103,211

4.30%, 1/27/2045	85,000	99,684

Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	65,000	65,503

Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (d)	29,000	29,774

Nuveen LLC 4.00%, 11/1/2028 (b)	160,000	177,954

S&P Global, Inc. 3.25%, 12/1/2049	150,000	152,966

State Street Corp. 3.10%, 5/15/2023	24,000	24,750

TD Ameritrade Holding Corp. 2.95%, 4/1/2022	17,000	17,372

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Capital Markets — continued

UBS Group AG (Switzerland) 4.13%, 9/24/2025 (b)	200,000	217,378

		7,928,466

Chemicals — 0.4%

Albemarle Corp. 5.45%, 12/1/2044	50,000	57,187

Celanese US Holdings LLC 3.50%, 5/8/2024	151,000	156,025

DuPont de Nemours, Inc.

4.49%, 11/15/2025	100,000	110,023

5.32%, 11/15/2038	50,000	59,546

Eastman Chemical Co. 4.50%, 12/1/2028	220,000	243,353

Ecolab, Inc. 3.25%, 1/14/2023	90,000	92,824

International Flavors & Fragrances, Inc.

4.45%, 9/26/2028	45,000	49,154

5.00%, 9/26/2048	52,000	58,864

Mosaic Co. (The)

5.45%, 11/15/2033	36,000	40,796

4.88%, 11/15/2041	8,000	8,365

5.63%, 11/15/2043	80,000	93,835

Nutrien Ltd. (Canada)

4.00%, 12/15/2026	70,000	74,469

4.20%, 4/1/2029	25,000	27,534

4.13%, 3/15/2035	90,000	93,974

5.00%, 4/1/2049	40,000	47,559

Sherwin-Williams Co. (The) 3.13%, 6/1/2024	29,000	29,956

Union Carbide Corp.

7.50%, 6/1/2025	100,000	121,469

7.75%, 10/1/2096	80,000	114,335

		1,479,268

Commercial Services & Supplies — 0.0% (c)

Brambles USA, Inc. (Australia) 4.13%, 10/23/2025 (b)	70,000	74,094

Republic Services, Inc. 2.90%, 7/1/2026	21,000	21,491

Waste Management, Inc. 3.45%, 6/15/2029	70,000	74,861

		170,446

Construction Materials — 0.0% (c)

Martin Marietta Materials, Inc.

3.45%, 6/1/2027	52,000	53,170

3.50%, 12/15/2027	100,000	103,714

		156,884

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — 0.5%

AerCap Ireland Capital DAC (Ireland) 4.45%, 4/3/2026	150,000	160,867

American Express Co. 4.20%, 11/6/2025	150,000	165,212

American Express Credit Corp. 2.25%, 5/5/2021	73,000	73,336

American Honda Finance Corp. 2.30%, 9/9/2026	17,000	16,960

Avolon Holdings Funding Ltd. (Ireland) 4.38%, 5/1/2026 (b)	150,000	158,445

Capital One Financial Corp.

3.75%, 4/24/2024	130,000	136,806

4.20%, 10/29/2025	40,000	43,135

3.75%, 7/28/2026	196,000	206,295

General Motors Financial Co., Inc.

3.45%, 4/10/2022	50,000	51,124

3.70%, 5/9/2023	68,000	70,079

3.95%, 4/13/2024	120,000	125,377

3.50%, 11/7/2024	80,000	82,380

4.00%, 1/15/2025	80,000	84,041

4.35%, 4/9/2025	80,000	85,671

4.30%, 7/13/2025	35,000	37,385

John Deere Capital Corp.

3.35%, 6/12/2024	82,000	86,450

2.25%, 9/14/2026	125,000	124,929

Park Aerospace Holdings Ltd. (Ireland) 5.25%, 8/15/2022 (b)	100,000	106,540

Synchrony Financial 3.70%, 8/4/2026	70,000	72,260

		1,887,292

Containers & Packaging — 0.1%

International Paper Co. 3.00%, 2/15/2027	57,000	58,715

Packaging Corp. of America 4.05%, 12/15/2049	155,000	160,615

WRKCo, Inc.

3.00%, 9/15/2024	80,000	81,570

3.90%, 6/1/2028	35,000	37,121

		338,021

Diversified Consumer Services — 0.0% (c)

President & Fellows of Harvard College 3.30%, 7/15/2056	86,000	88,632

Diversified Financial Services — 0.5%

AIG Global Funding 1.90%, 10/6/2021 (b)	100,000	100,046

CK Hutchison International Ltd. (United Kingdom) 1.88%, 10/3/2021 (b)	200,000	198,812

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Diversified Financial Services — continued

GE Capital International Funding Co. Unlimited Co.

2.34%, 11/15/2020	251,000	251,189

4.42%, 11/15/2035	600,000	638,866

GTP Acquisition Partners I LLC

2.35%, 6/15/2020 (b)	58,000	58,009

3.48%, 6/16/2025 (b)	67,000	68,733

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan) 2.65%, 9/19/2022 (b)	200,000	201,339

National Rural Utilities Cooperative Finance Corp. 2.95%, 2/7/2024	44,000	45,338

ORIX Corp. (Japan)

2.90%, 7/18/2022	40,000	40,759

3.25%, 12/4/2024	100,000	104,181

3.70%, 7/18/2027	100,000	106,061

Shell International Finance BV (Netherlands) 2.13%, 5/11/2020	70,000	70,041

		1,883,374

Diversified Telecommunication Services — 0.7%

AT&T, Inc.

3.55%, 6/1/2024	155,000	162,874

3.95%, 1/15/2025	66,000	70,739

3.60%, 7/15/2025	45,000	47,590

4.13%, 2/17/2026	117,000	126,702

4.30%, 2/15/2030	178,000	197,753

4.90%, 8/15/2037	230,000	264,232

6.00%, 8/15/2040	125,000	159,721

5.35%, 9/1/2040	114,000	137,252

4.50%, 3/9/2048	88,000	97,089

Deutsche Telekom International Finance BV (Germany) 4.88%, 3/6/2042 (b)	150,000	176,614

Telefonica Emisiones SA (Spain)

5.13%, 4/27/2020	25,000	25,237

5.46%, 2/16/2021	19,000	19,716

Verizon Communications, Inc.

2.63%, 8/15/2026	12,000	12,174

3.88%, 2/8/2029	75,000	82,706

4.02%, 12/3/2029	50,000	55,850

4.50%, 8/10/2033	125,000	145,856

4.40%, 11/1/2034	209,000	241,814

4.27%, 1/15/2036	85,000	95,974

5.25%, 3/16/2037	69,000	86,464

4.86%, 8/21/2046	134,000	165,843

4.67%, 3/15/2055	340,000	419,371

		2,791,571

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — 1.5%

AEP Transmission Co. LLC 3.15%, 9/15/2049	35,000	33,745

Alabama Power Co. 6.13%, 5/15/2038	62,000	84,410

Avangrid, Inc. 3.15%, 12/1/2024	72,000	74,268

Baltimore Gas & Electric Co. 3.50%, 8/15/2046	47,000	47,726

CenterPoint Energy Houston Electric LLC 3.95%, 3/1/2048	51,000	57,107

China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (b)	200,000	209,312

Cleveland Electric Illuminating Co. (The)

3.50%, 4/1/2028 (b)	95,000	98,825

4.55%, 11/15/2030 (b)	65,000	72,911

Commonwealth Edison Co. 3.65%, 6/15/2046	30,000	31,763

Connecticut Light & Power Co. (The) 4.00%, 4/1/2048	41,000	46,933

Duke Energy Corp.

2.65%, 9/1/2026	100,000	100,382

3.40%, 6/15/2029	61,000	63,674

Duke Energy Indiana LLC

6.35%, 8/15/2038	43,000	60,956

6.45%, 4/1/2039	19,000	27,272

3.75%, 5/15/2046	60,000	64,266

Duke Energy Ohio, Inc. 3.70%, 6/15/2046	46,000	48,690

Duke Energy Progress LLC 3.70%, 10/15/2046	54,000	57,630

Duquesne Light Holdings, Inc. 3.62%, 8/1/2027 (b)	160,000	161,750

Edison International

3.55%, 11/15/2024	284,000	290,658

4.13%, 3/15/2028	100,000	102,488

Emera US Finance LP (Canada) 4.75%, 6/15/2046	130,000	150,076

Enel Finance International NV (Italy) 3.63%, 5/25/2027 (b)	220,000	227,690

Entergy Arkansas LLC 3.50%, 4/1/2026	22,000	23,187

Entergy Corp. 2.95%, 9/1/2026	21,000	21,317

Entergy Louisiana LLC

2.40%, 10/1/2026	59,000	58,175

3.05%, 6/1/2031	38,000	39,253

4.00%, 3/15/2033	40,000	45,183

Entergy Mississippi LLC

2.85%, 6/1/2028	33,000	33,715

3.85%, 6/1/2049	135,000	146,952

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Electric Utilities — continued

Evergy Metro, Inc.

3.15%, 3/15/2023	24,000	24,724

5.30%, 10/1/2041	50,000	63,087

4.20%, 3/15/2048	50,000	57,166

Evergy, Inc. 2.90%, 9/15/2029	170,000	168,948

FirstEnergy Corp. Series C, 4.85%, 7/15/2047	26,000	30,837

Florida Power & Light Co.

5.40%, 9/1/2035	50,000	62,949

5.95%, 2/1/2038	30,000	41,850

Fortis, Inc. (Canada) 3.06%, 10/4/2026	124,000	126,524

Hydro-Quebec (Canada) Series IO, 8.05%, 7/7/2024	100,000	125,743

ITC Holdings Corp. 2.70%, 11/15/2022	100,000	101,196

Jersey Central Power & Light Co.

4.30%, 1/15/2026 (b)	40,000	43,515

6.15%, 6/1/2037	30,000	38,722

Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	56,000	59,516

MidAmerican Energy Co.

3.50%, 10/15/2024	59,000	62,506

3.10%, 5/1/2027	93,000	96,876

Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (b)	40,000	43,725

Nevada Power Co. Series CC, 3.70%, 5/1/2029	100,000	108,184

New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (b)	45,000	47,120

NextEra Energy Capital Holdings, Inc. 3.55%, 5/1/2027	27,000	28,655

Niagara Mohawk Power Corp. 3.51%, 10/1/2024 (b)	19,000	19,971

Northern States Power Co.

6.25%, 6/1/2036	65,000	89,818

2.90%, 3/1/2050	125,000	119,066

Oncor Electric Delivery Co. LLC 5.75%, 3/15/2029	25,000	30,830

Pennsylvania Electric Co. 3.25%, 3/15/2028 (b)	19,000	19,454

Potomac Electric Power Co. 6.50%, 11/15/2037	75,000	106,212

PPL Capital Funding, Inc.

3.40%, 6/1/2023	30,000	30,955

4.00%, 9/15/2047	20,000	20,418

Progress Energy, Inc. 4.40%, 1/15/2021	35,000	35,678

Public Service Co. of Colorado 3.20%, 11/15/2020	18,000	18,091

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued

Public Service Co. of Oklahoma Series G, 6.63%, 11/15/2037	175,000	241,323

Public Service Electric & Gas Co.

3.00%, 5/15/2025	83,000	86,147

5.38%, 11/1/2039	28,000	36,404

Southern California Edison Co.

Series C, 3.50%, 10/1/2023	53,000	55,212

Series B, 3.65%, 3/1/2028	80,000	85,691

Series 05-B, 5.55%, 1/15/2036	80,000	95,750

4.05%, 3/15/2042	100,000	103,327

Tampa Electric Co. 4.45%, 6/15/2049	100,000	118,193

Toledo Edison Co. (The) 6.15%, 5/15/2037	50,000	68,511

Union Electric Co. 2.95%, 6/15/2027	36,000	37,061

Virginia Electric & Power Co.

Series A, 3.80%, 4/1/2028	180,000	195,632

6.35%, 11/30/2037	70,000	96,951

3.30%, 12/1/2049	50,000	50,308

Xcel Energy, Inc. 6.50%, 7/1/2036	7,000	9,504

		5,582,664

Electronic Equipment, Instruments & Components — 0.1%

Arrow Electronics, Inc.

4.50%, 3/1/2023	8,000	8,439

3.25%, 9/8/2024	44,000	45,206

3.88%, 1/12/2028	22,000	22,517

Corning, Inc. 3.90%, 11/15/2049	174,000	176,190

		252,352

Energy Equipment & Services — 0.1%

Baker Hughes a GE Co. LLC

3.14%, 11/7/2029	180,000	184,712

5.13%, 9/15/2040	40,000	47,012

Halliburton Co.

3.80%, 11/15/2025	55,000	58,660

4.85%, 11/15/2035	30,000	33,873

6.70%, 9/15/2038	60,000	79,308

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (b)	55,000	57,916

3.90%, 5/17/2028 (b)	62,000	65,971

		527,452

Entertainment — 0.1%

NBCUniversal Media LLC 5.95%, 4/1/2041	75,000	102,986

Walt Disney Co. (The) 7.30%, 4/30/2028	150,000	200,549

		303,535

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — 1.1%

Alexandria Real Estate Equities, Inc.

3.80%, 4/15/2026	23,000	24,566

4.00%, 2/1/2050	125,000	136,524

American Campus Communities Operating Partnership LP 3.63%, 11/15/2027	100,000	105,361

American Tower Corp.

5.90%, 11/1/2021	30,000	32,037

3.50%, 1/31/2023	87,000	90,144

5.00%, 2/15/2024	71,000	78,150

3.38%, 10/15/2026	44,000	45,702

3.70%, 10/15/2049	230,000	228,459

American Tower Trust #1 3.07%, 3/15/2023 (b)	80,000	81,007

Boston Properties LP

3.13%, 9/1/2023	30,000	30,941

3.20%, 1/15/2025	61,000	63,266

3.65%, 2/1/2026	67,000	70,930

Brixmor Operating Partnership LP

3.65%, 6/15/2024	50,000	52,259

3.85%, 2/1/2025	50,000	52,471

Crown Castle International Corp.

4.88%, 4/15/2022	30,000	31,768

5.25%, 1/15/2023	60,000	65,149

4.00%, 3/1/2027	24,000	25,888

Digital Realty Trust LP 3.70%, 8/15/2027	31,000	32,813

Duke Realty LP 3.25%, 6/30/2026	18,000	18,631

GAIF Bond Issuer Pty. Ltd. (Australia) 3.40%, 9/30/2026 (b)	79,000	80,108

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (b)	43,000	44,102

Healthcare Trust of America Holdings LP 3.10%, 2/15/2030	310,000	307,404

Healthpeak Properties, Inc.

3.88%, 8/15/2024	115,000	122,248

3.50%, 7/15/2029	132,000	137,498

3.00%, 1/15/2030	90,000	90,220

Liberty Property LP 3.25%, 10/1/2026	19,000	19,829

Life Storage LP 4.00%, 6/15/2029	150,000	160,423

National Retail Properties, Inc.

3.60%, 12/15/2026	58,000	60,863

4.30%, 10/15/2028	150,000	165,805

Office Properties Income Trust

3.60%, 2/1/2020	130,000	130,000

4.00%, 7/15/2022	78,000	79,809

Public Storage 3.39%, 5/1/2029	65,000	68,966

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued

Realty Income Corp.

3.88%, 7/15/2024	20,000	21,323

3.88%, 4/15/2025	60,000	64,649

4.65%, 3/15/2047	38,000	45,934

Regency Centers LP 2.95%, 9/15/2029	215,000	214,557

Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (b)	170,000	176,299

Senior Housing Properties Trust 4.75%, 2/15/2028	80,000	80,671

Simon Property Group LP 2.45%, 9/13/2029	227,000	223,125

SITE Centers Corp. 3.63%, 2/1/2025	61,000	62,867

UDR, Inc.

2.95%, 9/1/2026	28,000	28,480

3.20%, 1/15/2030	150,000	153,202

3.00%, 8/15/2031	25,000	25,006

Ventas Realty LP

4.13%, 1/15/2026	34,000	36,389

3.85%, 4/1/2027	49,000	51,695

Vornado Realty LP 3.50%, 1/15/2025	60,000	62,369

Welltower, Inc.

2.70%, 2/15/2027	63,000	63,195

3.10%, 1/15/2030	85,000	85,952

		4,129,054

Food & Staples Retailing — 0.1%

Costco Wholesale Corp. 2.75%, 5/18/2024	21,000	21,727

CVS Pass-Through Trust

7.51%, 1/10/2032 (b)	72,142	89,132

Series 2013, 4.70%, 1/10/2036 (b)	164,602	174,936

Kroger Co. (The) 5.40%, 7/15/2040	18,000	20,900

		306,695

Food Products — 0.3%

Campbell Soup Co. 4.80%, 3/15/2048	50,000	57,741

Cargill, Inc. 3.25%, 3/1/2023 (b)	25,000	25,814

Conagra Brands, Inc.

4.60%, 11/1/2025	45,000	49,665

5.30%, 11/1/2038	35,000	41,471

General Mills, Inc.

4.00%, 4/17/2025	60,000	64,839

4.15%, 2/15/2043	100,000	107,204

Kellogg Co. 3.40%, 11/15/2027	38,000	39,666

Kraft Heinz Foods Co. 5.00%, 7/15/2035	155,000	171,865

McCormick & Co., Inc. 3.15%, 8/15/2024	54,000	56,029

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	27,000	29,484

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Food Products — continued

Smithfield Foods, Inc. 5.20%, 4/1/2029 (b)	160,000	177,228

Tyson Foods, Inc.

3.95%, 8/15/2024	49,000	52,501

4.88%, 8/15/2034	20,000	23,731

5.15%, 8/15/2044	80,000	96,773

		994,011

Gas Utilities — 0.2%

Atmos Energy Corp.

4.13%, 10/15/2044	50,000	56,175

4.13%, 3/15/2049	155,000	177,558

Boston Gas Co. 4.49%, 2/15/2042 (b)	22,000	25,024

Brooklyn Union Gas Co. (The) 4.27%, 3/15/2048 (b)	80,000	90,446

CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	25,000	25,480

Dominion Energy Gas Holdings LLC

2.80%, 11/15/2020	49,000	49,341

Series C, 3.90%, 11/15/2049	137,000	136,384

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029	200,000	213,593

Southern Natural Gas Co. LLC

8.00%, 3/1/2032	53,000	76,691

4.80%, 3/15/2047 (b)	26,000	29,543

Southwest Gas Corp. 3.80%, 9/29/2046	44,000	44,440

		924,675

Health Care Equipment & Supplies — 0.2%

Abbott Laboratories 4.90%, 11/30/2046	210,000	275,529

Boston Scientific Corp.

3.75%, 3/1/2026	100,000	107,086

4.55%, 3/1/2039	100,000	117,353

DH Europe Finance II SARL 3.25%, 11/15/2039	184,000	184,961

Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	27,000	28,125

		713,054

Health Care Providers & Services — 0.6%

Anthem, Inc.

3.30%, 1/15/2023	18,000	18,614

3.35%, 12/1/2024	70,000	73,003

4.10%, 3/1/2028	55,000	59,691

4.65%, 1/15/2043	18,000	20,254

4.65%, 8/15/2044	65,000	73,471

Cigna Corp. 4.50%, 2/25/2026 (b)	127,000	139,225

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — continued

CVS Health Corp.

4.30%, 3/25/2028	95,000	103,667

3.25%, 8/15/2029	155,000	157,307

4.78%, 3/25/2038	240,000	272,030

5.05%, 3/25/2048	143,000	168,952

HCA, Inc.

5.25%, 6/15/2026	130,000	145,509

5.13%, 6/15/2039	125,000	137,953

Laboratory Corp. of America Holdings 2.95%, 12/1/2029	295,000	295,365

Magellan Health, Inc. 4.90%, 9/22/2024 (e)	15,000	15,375

Memorial Health Services 3.45%, 11/1/2049	245,000	240,161

Mount Sinai Hospitals Group, Inc.

Series 2017, 3.98%, 7/1/2048	83,000	83,887

Providence St Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	36,000	36,314

Quest Diagnostics, Inc. 3.45%, 6/1/2026	17,000	17,845

UnitedHealth Group, Inc.

4.63%, 7/15/2035	34,000	41,213

3.50%, 8/15/2039	160,000	167,588

		2,267,424

Hotels, Restaurants & Leisure — 0.0% (c)

McDonald’s Corp. 4.70%, 12/9/2035	60,000	71,010

Household Products — 0.0% (c)

Procter & Gamble — ESOP Series A, 9.36%, 1/1/2021	17,505	17,996

Independent Power and Renewable Electricity Producers — 0.1%

Exelon Generation Co. LLC

3.40%, 3/15/2022	50,000	51,300

4.25%, 6/15/2022	38,000	39,730

6.25%, 10/1/2039	100,000	120,407

5.75%, 10/1/2041	29,000	33,475

NRG Energy, Inc. 4.45%, 6/15/2029 (b)	110,000	115,081

PSEG Power LLC 4.15%, 9/15/2021	37,000	38,125

Southern Power Co. 5.15%, 9/15/2041	50,000	56,524

Tri-State Generation & Transmission Association, Inc. 4.25%, 6/1/2046	25,000	26,786

		481,428

Industrial Conglomerates — 0.1%

General Electric Co.

5.50%, 1/8/2020	88,000	88,032

5.88%, 1/14/2038	100,000	120,985

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Industrial Conglomerates — continued

Honeywell International, Inc. 2.50%, 11/1/2026	150,000	152,450

		361,467

Insurance — 1.2%

AIA Group Ltd. (Hong Kong)

3.20%, 3/11/2025 (b)	200,000	205,625

3.90%, 4/6/2028 (b)	210,000	224,083

3.60%, 4/9/2029 (b)	200,000	210,170

American Financial Group, Inc. 3.50%, 8/15/2026	100,000	102,921

American International Group, Inc.

4.13%, 2/15/2024	59,000	63,313

3.75%, 7/10/2025	24,000	25,663

3.88%, 1/15/2035	180,000	190,728

Assurant, Inc. 4.20%, 9/27/2023	85,000	88,680

Athene Global Funding

2.75%, 4/20/2020 (b)	106,000	106,221

2.75%, 6/25/2024 (b)	155,000	156,441

2.95%, 11/12/2026 (b)	410,000	409,069

Berkshire Hathaway Finance Corp. 4.30%, 5/15/2043	62,000	71,480

Chubb INA Holdings, Inc.

2.88%, 11/3/2022	42,000	43,073

2.70%, 3/13/2023	120,000	122,484

CNA Financial Corp. 3.95%, 5/15/2024	44,000	46,989

Dai-ichi Life Insurance Co. Ltd. (The) (Japan) (ICE LIBOR USD 3 Month + 3.66%), 4.00%, 7/24/2026 (b) (d) (f) (g)	200,000	207,500

Guardian Life Insurance Co. of America (The) 4.85%, 1/24/2077 (b)	21,000	25,486

Harborwalk Funding Trust (ICE LIBOR USD 3 Month + 3.19%), 5.08%, 2/15/2069 (b) (d)	150,000	177,295

Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/2043	70,000	77,495

Jackson National Life Global Funding

3.88%, 6/11/2025 (b)	87,000	93,227

3.05%, 4/29/2026 (b)	104,000	107,293

Liberty Mutual Group, Inc.

4.57%, 2/1/2029 (b)	27,000	30,134

3.95%, 10/15/2050 (b)	207,000	214,591

Lincoln National Corp.

4.20%, 3/15/2022	20,000	20,841

4.00%, 9/1/2023	50,000	53,203

3.80%, 3/1/2028	80,000	85,178

4.35%, 3/1/2048	160,000	175,838

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — continued

Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (d)	100,000	103,751

Markel Corp. 3.63%, 3/30/2023	40,000	41,811

Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/2070 (b)	30,000	28,891

MetLife, Inc. 4.13%, 8/13/2042	28,000	31,847

New York Life Global Funding

2.00%, 4/13/2021 (b)	29,000	29,081

2.35%, 7/14/2026 (b)	65,000	65,047

New York Life Insurance Co. 4.45%, 5/15/2069 (b)	105,000	119,877

OneBeacon US Holdings, Inc. 4.60%, 11/9/2022	100,000	105,418

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (b) (d)	134,000	143,045

Principal Financial Group, Inc.

3.13%, 5/15/2023	30,000	30,777

3.70%, 5/15/2029	30,000	32,672

Principal Life Global Funding II 2.15%, 1/10/2020 (b)	100,000	99,997

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (d) (f) (g)	50,000	52,548

Prudential Financial, Inc. 3.91%, 12/7/2047	61,000	65,476

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (b)	150,000	192,434

Reliance Standard Life Global Funding II

2.50%, 1/15/2020 (b)	100,000	100,005

3.85%, 9/19/2023 (b)	105,000	110,039

Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (b)	50,000	56,694

		4,744,431

Internet & Direct Marketing Retail — 0.1%

Amazon.com, Inc. 3.88%, 8/22/2037	80,000	90,708

Booking Holdings, Inc. 3.55%, 3/15/2028	100,000	106,432

		197,140

IT Services — 0.4%

DXC Technology Co. 4.25%, 4/15/2024	34,000	36,089

Fiserv, Inc.

3.20%, 7/1/2026	70,000	72,406

4.40%, 7/1/2049	65,000	73,556

Global Payments, Inc. 4.15%, 8/15/2049	140,000	149,299

IBM Credit LLC 3.00%, 2/6/2023	110,000	113,126

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

IT Services — continued

International Business Machines Corp.

2.25%, 2/19/2021	174,000	174,602

3.30%, 5/15/2026	260,000	273,992

6.22%, 8/1/2027	50,000	62,427

3.50%, 5/15/2029	485,000	521,070

Western Union Co. (The) 3.60%, 3/15/2022	100,000	102,893

		1,579,460

Life Sciences Tools & Services — 0.0% (c)

Thermo Fisher Scientific, Inc. 2.95%, 9/19/2026	30,000	30,820

Machinery — 0.1%

Illinois Tool Works, Inc. 4.88%, 9/15/2041	80,000	101,441

nVent Finance SARL (United Kingdom) 4.55%, 4/15/2028	75,000	77,762

Parker-Hannifin Corp.

4.45%, 11/21/2044	30,000	33,879

4.10%, 3/1/2047	21,000	22,840

		235,922

Media — 0.8%

Charter Communications Operating LLC

5.38%, 4/1/2038	38,000	43,478

4.80%, 3/1/2050	240,000	252,201

Comcast Cable Holdings LLC 10.13%, 4/15/2022	75,000	87,941

Comcast Corp.

3.95%, 10/15/2025	119,000	129,778

3.15%, 3/1/2026	127,000	133,019

3.55%, 5/1/2028	66,000	70,934

4.25%, 1/15/2033	167,000	193,127

4.20%, 8/15/2034	89,000	101,378

6.50%, 11/15/2035	35,000	49,522

3.90%, 3/1/2038	32,000	35,369

4.60%, 10/15/2038	145,000	172,468

3.25%, 11/1/2039	130,000	131,708

4.00%, 11/1/2049	52,000	57,755

3.45%, 2/1/2050	230,000	234,970

4.95%, 10/15/2058	180,000	233,717

Cox Communications, Inc.

3.35%, 9/15/2026 (b)	67,000	69,145

4.60%, 8/15/2047 (b)	39,000	43,179

Discovery Communications LLC

4.38%, 6/15/2021	78,000	80,538

3.95%, 3/20/2028	42,000	44,781

6.35%, 6/1/2040	90,000	114,260

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Media — continued

Fox Corp. 4.71%, 1/25/2029 (b)	65,000	74,028

Time Warner Cable LLC

6.55%, 5/1/2037	50,000	61,210

7.30%, 7/1/2038	50,000	65,090

5.50%, 9/1/2041	100,000	111,439

Time Warner Entertainment Co. LP 8.38%, 7/15/2033	90,000	126,031

ViacomCBS, Inc.

3.70%, 8/15/2024	99,000	104,730

4.00%, 1/15/2026	42,000	45,008

4.20%, 6/1/2029	40,000	43,630

6.88%, 4/30/2036	70,000	93,544

		3,003,978

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa)

4.00%, 9/11/2027 (b)	200,000	209,343

Newmont Goldcorp Corp. 2.80%, 10/1/2029	90,000	89,034

Nucor Corp. 6.40%, 12/1/2037	30,000	40,551

Steel Dynamics, Inc. 3.45%, 4/15/2030	177,000	178,834

		517,762

Multiline Retail — 0.0% (c)

Dollar General Corp. 4.13%, 5/1/2028	55,000	59,999

Multi-Utilities — 0.4%

Ameren Illinois Co. 3.25%, 3/15/2050	185,000	186,682

CMS Energy Corp.

3.88%, 3/1/2024	110,000	115,720

2.95%, 2/15/2027	47,000	47,448

Consolidated Edison Co. of New York, Inc.

5.70%, 6/15/2040	38,000	49,922

4.50%, 5/15/2058	54,000	62,566

Consumers Energy Co. 3.25%, 8/15/2046	19,000	19,042

Delmarva Power & Light Co. 4.15%, 5/15/2045	50,000	56,084

Dominion Energy, Inc. Series B, 2.75%, 9/15/2022	60,000	60,896

New York State Electric & Gas Corp. 3.25%, 12/1/2026 (b)	50,000	51,809

NiSource, Inc.

2.95%, 9/1/2029	85,000	84,591

6.25%, 12/15/2040	130,000	171,638

San Diego Gas & Electric Co. 5.35%, 5/15/2035	70,000	81,943

Sempra Energy 4.05%, 12/1/2023	62,000	65,899

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Multi-Utilities — continued

Southern Co. Gas Capital Corp.

3.50%, 9/15/2021	37,000	37,752

2.45%, 10/1/2023	19,000	19,120

3.25%, 6/15/2026	17,000	17,684

5.88%, 3/15/2041	96,000	120,975

4.40%, 6/1/2043	42,000	45,675

3.95%, 10/1/2046	21,000	21,659

WEC Energy Group, Inc. 3.55%, 6/15/2025	43,000	45,614

		1,362,719

Oil, Gas & Consumable Fuels — 1.9%

Apache Corp. 5.10%, 9/1/2040	100,000	101,570

APT Pipelines Ltd. (Australia)

4.20%, 3/23/2025 (b)	120,000	127,516

4.25%, 7/15/2027 (b)	73,000	78,396

Boardwalk Pipelines LP 4.80%, 5/3/2029	70,000	74,778

BP Capital Markets America, Inc.

3.22%, 4/14/2024	221,000	230,556

3.02%, 1/16/2027	35,000	36,224

BP Capital Markets plc (United Kingdom)

3.81%, 2/10/2024	150,000	160,016

3.51%, 3/17/2025	15,000	15,956

3.28%, 9/19/2027	140,000	147,148

Buckeye Partners LP

4.88%, 2/1/2021	15,000	15,265

5.85%, 11/15/2043	100,000	89,996

Cameron LNG LLC 3.70%, 1/15/2039 (b)	188,000	191,623

Canadian Natural Resources Ltd. (Canada)

3.90%, 2/1/2025	65,000	69,261

5.85%, 2/1/2035	50,000	61,480

Cenovus Energy, Inc. (Canada) 6.75%, 11/15/2039	149,000	189,410

Chevron Corp.

2.41%, 3/3/2022	150,000	151,921

2.57%, 5/16/2023	200,000	204,050

Ecopetrol SA (Colombia)

5.88%, 9/18/2023	28,000	31,074

4.13%, 1/16/2025	33,000	34,712

5.38%, 6/26/2026	39,000	43,729

Enable Midstream Partners LP

4.95%, 5/15/2028	40,000	40,470

4.15%, 9/15/2029	102,000	96,746

Enbridge, Inc. (Canada)

3.70%, 7/15/2027	27,000	28,567

4.50%, 6/10/2044	75,000	82,719

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (d)	60,000	65,075

Encana Corp. (Canada) 7.20%, 11/1/2031	80,000	97,729

Energy Transfer Operating LP

4.75%, 1/15/2026	32,000	34,620

6.05%, 6/1/2041	100,000	112,655

Eni USA, Inc. (Italy) 7.30%, 11/15/2027	50,000	64,436

Enterprise Products Operating LLC

3.90%, 2/15/2024	25,000	26,529

3.75%, 2/15/2025	25,000	26,663

3.70%, 2/15/2026	38,000	40,418

7.55%, 4/15/2038	170,000	246,042

5.10%, 2/15/2045	16,000	19,134

4.20%, 1/31/2050	60,000	64,180

4.95%, 10/15/2054	6,000	6,906

EQM Midstream Partners LP 5.50%, 7/15/2028	130,000	127,629

EQT Corp. 3.90%, 10/1/2027 (h)	60,000	56,120

Equinor ASA (Norway)

2.65%, 1/15/2024	143,000	146,570

3.25%, 11/10/2024	23,000	24,222

Exxon Mobil Corp. 3.00%, 8/16/2039	155,000	154,990

Kinder Morgan, Inc. 4.30%, 3/1/2028	140,000	152,560

Magellan Midstream Partners LP

3.20%, 3/15/2025	14,000	14,307

6.40%, 5/1/2037	70,000	88,867

4.20%, 12/1/2042	27,000	27,497

Marathon Petroleum Corp. 3.63%, 9/15/2024	29,000	30,437

MPLX LP

5.25%, 1/15/2025 (b)	45,000	47,224

4.13%, 3/1/2027	52,000	54,564

4.80%, 2/15/2029	61,000	66,867

4.50%, 4/15/2038	140,000	142,134

Noble Energy, Inc.

3.25%, 10/15/2029	110,000	110,783

6.00%, 3/1/2041	114,000	137,304

Occidental Petroleum Corp.

3.00%, 2/15/2027	55,000	55,083

3.50%, 8/15/2029	210,000	214,079

7.88%, 9/15/2031	90,000	120,667

ONEOK Partners LP

3.38%, 10/1/2022	8,000	8,230

5.00%, 9/15/2023	72,000	78,071

6.65%, 10/1/2036	15,000	19,110

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

ONEOK, Inc.

3.40%, 9/1/2029	60,000	60,881

4.45%, 9/1/2049	220,000	227,494

Petroleos Mexicanos (Mexico)

6.50%, 3/13/2027	270,000	286,058

5.35%, 2/12/2028	42,000	41,580

6.84%, 1/23/2030 (b)	20,000	21,398

6.63%, 6/15/2035	150,000	153,450

6.75%, 9/21/2047	110,000	110,963

7.69%, 1/23/2050 (b)	38,000	41,637

Phillips 66 Partners LP

3.15%, 12/15/2029	95,000	94,524

4.90%, 10/1/2046	37,000	41,924

Plains All American Pipeline LP

4.65%, 10/15/2025	30,000	32,113

4.30%, 1/31/2043	30,000	27,567

4.70%, 6/15/2044	110,000	106,692

Spectra Energy Partners LP

3.50%, 3/15/2025	19,000	19,869

5.95%, 9/25/2043	25,000	31,340

4.50%, 3/15/2045	7,000	7,702

Suncor Energy, Inc. (Canada)

5.95%, 12/1/2034	60,000	78,205

6.80%, 5/15/2038	145,000	206,125

Sunoco Logistics Partners Operations LP

3.90%, 7/15/2026	24,000	24,906

6.10%, 2/15/2042	60,000	67,120

TC PipeLines LP 3.90%, 5/25/2027	26,000	27,178

Texas Eastern Transmission LP 3.50%, 1/15/2028 (b)	15,000	15,392

Total Capital International SA (France) 3.46%, 7/12/2049	145,000	152,032

TransCanada PipeLines Ltd. (Canada)

6.20%, 10/15/2037	70,000	91,208

4.75%, 5/15/2038	80,000	91,233

Valero Energy Corp. 7.50%, 4/15/2032	14,000	19,440

Williams Cos., Inc. (The)

3.90%, 1/15/2025	25,000	26,303

4.85%, 3/1/2048	53,000	57,852

		7,147,071

Personal Products — 0.0% (c)

Estee Lauder Cos., Inc. (The) 3.13%, 12/1/2049	150,000	149,564

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pharmaceuticals — 0.5%

Allergan Funding SCS

3.45%, 3/15/2022	52,000	53,173

3.85%, 6/15/2024	42,000	44,083

Allergan, Inc.

3.38%, 9/15/2020	43,000	43,363

2.80%, 3/15/2023	100,000	100,729

AstraZeneca plc (United Kingdom)

6.45%, 9/15/2037	50,000	70,579

4.00%, 9/18/2042	40,000	43,803

Bristol-Myers Squibb Co.

3.20%, 6/15/2026 (b)	187,000	196,101

3.90%, 2/20/2028 (b)	100,000	110,095

4.13%, 6/15/2039 (b)	114,000	131,249

5.70%, 10/15/2040 (b)	53,000	70,490

5.00%, 8/15/2045 (b)	165,000	211,052

4.55%, 2/20/2048 (b)	60,000	73,291

Eli Lilly & Co. 4.15%, 3/15/2059	75,000	88,241

Johnson & Johnson

4.38%, 12/5/2033	19,000	22,476

3.40%, 1/15/2038	123,000	131,607

Mylan NV 3.95%, 6/15/2026	35,000	36,453

Mylan, Inc.

3.13%, 1/15/2023 (b)	25,000	25,354

5.40%, 11/29/2043	21,000	23,215

Pfizer, Inc. 3.90%, 3/15/2039	150,000	168,972

Shire Acquisitions Investments Ireland DAC

2.88%, 9/23/2023	83,000	84,519

3.20%, 9/23/2026	234,000	240,909

		1,969,754

Real Estate Management & Development — 0.1%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.13%, 3/20/2022 (b)	200,000	203,958

Road & Rail — 0.5%

Burlington Northern Santa Fe LLC

5.75%, 5/1/2040	85,000	114,485

5.40%, 6/1/2041	126,000	162,601

4.38%, 9/1/2042	25,000	28,976

5.15%, 9/1/2043	77,000	98,010

4.70%, 9/1/2045	35,000	42,572

Canadian Pacific Railway Co. (Canada) 6.13%, 9/15/2115	55,000	80,434

CSX Corp.

5.50%, 4/15/2041	50,000	63,250

4.75%, 11/15/2048	108,000	130,649

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Road & Rail — continued

3.35%, 9/15/2049	10,000	9,829

ERAC USA Finance LLC

4.50%, 8/16/2021 (b)	45,000	46,721

2.60%, 12/1/2021 (b)	50,000	50,372

7.00%, 10/15/2037 (b)	160,000	225,891

5.63%, 3/15/2042 (b)	12,000	15,190

JB Hunt Transport Services, Inc.

3.85%, 3/15/2024	70,000	73,783

3.88%, 3/1/2026	85,000	91,253

Norfolk Southern Corp.

3.95%, 10/1/2042	70,000	74,533

4.05%, 8/15/2052	40,000	43,886

Penske Truck Leasing Co. LP

3.95%, 3/10/2025 (b)	25,000	26,538

3.40%, 11/15/2026 (b)	25,000	25,497

4.20%, 4/1/2027 (b)	75,000	80,345

Ryder System, Inc. 2.25%, 9/1/2021	100,000	100,216

Union Pacific Corp. 4.10%, 9/15/2067	150,000	151,655

		1,736,686

Semiconductors & Semiconductor Equipment — 0.2%

Analog Devices, Inc. 4.50%, 12/5/2036	64,000	68,976

Broadcom Corp.

3.63%, 1/15/2024	120,000	124,278

3.88%, 1/15/2027	100,000	103,766

Broadcom, Inc. 4.75%, 4/15/2029 (b)	370,000	404,565

		701,585

Software — 0.3%

Microsoft Corp.

2.65%, 11/3/2022	160,000	163,831

2.00%, 8/8/2023	125,000	125,806

3.50%, 2/12/2035	68,000	74,756

3.45%, 8/8/2036	125,000	136,656

4.00%, 2/12/2055	19,000	22,445

3.95%, 8/8/2056	48,000	56,668

Oracle Corp.

2.50%, 5/15/2022	52,000	52,660

2.40%, 9/15/2023	101,000	102,622

4.30%, 7/8/2034	200,000	233,544

3.90%, 5/15/2035	93,000	103,514

3.85%, 7/15/2036	107,000	117,054

VMware, Inc. 2.95%, 8/21/2022	101,000	102,922

		1,292,478

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Specialty Retail — 0.1%

Home Depot, Inc. (The)

3.90%, 12/6/2028	110,000	123,380

4.20%, 4/1/2043	34,000	39,342

Lowe’s Cos., Inc.

3.65%, 4/5/2029	141,000	150,596

4.55%, 4/5/2049	98,000	115,336

O’Reilly Automotive, Inc.

3.55%, 3/15/2026	80,000	84,571

3.60%, 9/1/2027	49,000	52,243

		565,468

Technology Hardware, Storage & Peripherals — 0.2%

Apple, Inc.

3.20%, 5/13/2025	32,000	33,779

2.45%, 8/4/2026	74,000	74,979

3.20%, 5/11/2027	57,000	60,079

3.00%, 6/20/2027	56,000	58,638

3.45%, 2/9/2045	82,000	86,162

3.85%, 8/4/2046	117,000	132,039

3.75%, 9/12/2047	140,000	155,433

2.95%, 9/11/2049	74,000	71,661

Dell International LLC 6.02%, 6/15/2026 (b)	135,000	155,266

		828,036

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France) 4.63%, 7/11/2024 (b)	200,000	215,054

Tobacco — 0.0% (c)

BAT Capital Corp. (United Kingdom) 4.39%, 8/15/2037	75,000	75,790

Trading Companies & Distributors — 0.3%

Air Lease Corp.

3.25%, 3/1/2025	48,000	49,376

3.63%, 4/1/2027	85,000	88,057

3.25%, 10/1/2029	220,000	218,535

Aircastle Ltd. 4.40%, 9/25/2023	95,000	100,378

Aviation Capital Group LLC 2.88%, 1/20/2022 (b)	100,000	100,682

BOC Aviation Ltd. (Singapore) 2.38%, 9/15/2021 (b)	200,000	199,250

International Lease Finance Corp.

8.63%, 1/15/2022	70,000	78,736

5.88%, 8/15/2022	150,000	163,346

WW Grainger, Inc. 4.60%, 6/15/2045	77,000	91,797

		1,090,157

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Transportation Infrastructure — 0.1%

Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.38%, 4/30/2025 (b)	360,000	371,873

Water Utilities — 0.0% (c)

American Water Capital Corp.

3.40%, 3/1/2025	34,000	35,624

4.00%, 12/1/2046	52,000	56,394

		92,018

Wireless Telecommunication Services — 0.3%

America Movil SAB de CV (Mexico)

3.63%, 4/22/2029	200,000	211,313

4.38%, 4/22/2049	200,000	229,312

Crown Castle Towers LLC

3.22%, 5/15/2022 (b)	42,000	42,434

3.66%, 5/15/2025 (b)	60,000	62,226

Rogers Communications, Inc. (Canada) 4.35%, 5/1/2049	100,000	111,600

Vodafone Group plc (United Kingdom)

5.25%, 5/30/2048	64,000	76,925

4.88%, 6/19/2049	255,000	294,803

		1,028,613

Total Corporate Bonds (Cost $81,676,014)		86,832,699

Mortgage-Backed Securities — 18.2%

FHLMC

Pool # 611141, ARM, 4.15%, 1/1/2027 (i)	17,357	18,013

Pool # 846812, ARM, 4.42%, 4/1/2030 (i)	4,014	4,208

Pool # 1B1665, ARM, 4.69%, 4/1/2034 (i)	16,492	17,270

Pool # 1B2844, ARM, 4.66%, 3/1/2035 (i)	30,358	31,486

Pool # 1B3209, ARM, 4.35%, 1/1/2037 (i)	15,924	16,734

FHLMC Gold Pools, 30 Year

Pool # D70244, 6.00%, 4/1/2026	45,695	50,291

Pool # G00981, 8.50%, 7/1/2028	1,453	1,639

Pool # C22459, 6.50%, 2/1/2029	2,732	3,035

Pool # C00785, 6.50%, 6/1/2029	9,167	10,183

Pool # C01292, 6.00%, 2/1/2032	5,636	6,465

Pool # C66034, 6.50%, 4/1/2032	31,514	35,007

Pool # A13625, 5.50%, 10/1/2033	35,635	40,095

Pool # A28796, 6.50%, 11/1/2034	7,582	8,650

Pool # A46417, 7.00%, 4/1/2035	38,225	44,972

Pool # V83115, 4.50%, 3/1/2047	1,672,488	1,772,912

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # Q48338, 4.50%, 5/1/2047	180,784	191,432

Pool # G61060, 4.50%, 6/1/2047	2,116,169	2,238,676

FHLMC Gold Pools, Other

Pool # P20570, 7.00%, 7/1/2029	33,205	36,305

Pool # U80265, 3.50%, 4/1/2033	452,465	469,086

Pool # U90690, 3.50%, 6/1/2042	456,708	480,252

Pool # U90975, 4.00%, 6/1/2042	209,309	222,812

Pool # U99134, 4.00%, 1/1/2046	254,629	271,842

FNMA

Pool # 303532, ARM, 4.06%, 3/1/2029 (i)	677	687

Pool # 745446, ARM, 4.38%, 4/1/2033 (i)	22,406	23,650

Pool # 722985, ARM, 4.53%, 7/1/2033 (i)	15,384	16,138

Pool # 766610, ARM, 3.85%, 1/1/2034 (i)	31,825	33,239

Pool # 735332, ARM, 4.38%, 8/1/2034 (i)	35,016	36,851

Pool # 735740, ARM, 4.36%, 10/1/2034 (i)	19,871	20,638

Pool # 810896, ARM, 3.51%, 1/1/2035 (i)	81,360	84,035

Pool # 823660, ARM, 4.52%, 5/1/2035 (i)	28,265	29,493

FNMA UMBS, 15 Year

Pool # 735911, 6.50%, 8/1/2020	391	391

Pool # 840495, 5.50%, 4/1/2022	4,703	4,717

Pool # 899316, 5.50%, 4/1/2022	282	287

Pool # 928637, 6.00%, 9/1/2022	2,222	2,282

Pool # 949415, 4.50%, 3/1/2023	3,818	3,939

Pool # 962871, 4.50%, 5/1/2023	7,723	8,039

FNMA UMBS, 20 Year

Pool # 254305, 6.50%, 5/1/2022	3,152	3,499

Pool # 555791, 6.50%, 12/1/2022	3,021	3,353

Pool # 762498, 5.00%, 11/1/2023	67,578	72,104

Pool # 255609, 4.50%, 1/1/2025	8,899	9,355

Pool # FM1345, 4.50%, 11/1/2038	1,196,264	1,284,847

FNMA UMBS, 30 Year

Pool # 250375, 6.50%, 9/1/2025	1,289	1,431

Pool # 338417, 6.50%, 5/1/2026	497	552

Pool # 689977, 8.00%, 3/1/2027	10,939	11,919

Pool # 755973, 8.00%, 11/1/2028	26,245	30,051

Pool # 252211, 6.00%, 1/1/2029	1,593	1,783

Pool # 524949, 7.50%, 3/1/2030	7,178	7,357

Pool # 622534, 3.00%, 9/1/2031	113,770	115,489

Pool # 788150, 6.00%, 3/1/2032	18,912	20,998

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued

Pool # 545639, 6.50%, 4/1/2032	39,346	45,004

Pool # 674349, 6.00%, 3/1/2033	6,959	7,756

Pool # AD0755, 7.00%, 6/1/2035	511,301	589,895

Pool # 833039, 5.00%, 9/1/2035	27,798	30,615

Pool # 745932, 6.50%, 11/1/2036	50,607	57,342

Pool # 944831, 5.50%, 2/1/2038	4,325	4,645

Pool # 961799, 5.50%, 3/1/2038	2,805	3,141

Pool # 976582, 4.50%, 4/1/2038	2,263	2,380

Pool # 985558, 5.50%, 6/1/2038	1,337	1,496

Pool # AL3438, 6.50%, 10/1/2038	554,808	615,938

Pool # AA4236, 4.50%, 4/1/2039	181,435	196,625

Pool # 935241, 4.50%, 5/1/2039	6,415	6,950

Pool # MA2535, 4.50%, 2/1/2046	506,074	542,117

Pool # BH4683, 4.00%, 6/1/2047	419,406	450,595

Pool # BH4684, 4.00%, 6/1/2047	439,873	470,876

Pool # BH4685, 4.00%, 6/1/2047	443,511	466,525

Pool # BK9030, 5.00%, 10/1/2048	1,358,164	1,458,537

Pool # BM5430, 5.00%, 1/1/2049	766,521	845,182

Pool # BN5899, 5.00%, 2/1/2049	306,555	328,433

Pool # BK8745, 4.50%, 4/1/2049	1,154,567	1,225,982

Pool # BN4707, 5.00%, 4/1/2049	1,374,053	1,494,787

Pool # CA3713, 5.00%, 6/1/2049	1,070,143	1,149,179

Pool # BN6475, 4.00%, 7/1/2049	993,112	1,037,046

Pool # BO2170, 4.00%, 7/1/2049	1,287,521	1,344,181

Pool # BO2305, 4.00%, 7/1/2049	312,199	325,952

Pool # BK8758, 4.50%, 7/1/2049	945,999	1,015,715

Pool # BO5625, 3.50%, 8/1/2049	1,135,356	1,193,137

FNMA, 30 Year

Pool # 506427, 9.00%, 4/1/2025	11,449	12,377

Pool # 535442, 8.50%, 6/1/2030	2,248	2,444

FNMA, Other

Pool # AM3498, 2.01%, 6/1/2020	1,000,000	997,997

Pool # AM0806, 2.45%, 11/1/2022	499,181	504,730

Pool # AM1619, 2.34%, 12/1/2022	262,874	264,161

Pool # AM2747, 2.50%, 4/1/2023	500,000	506,191

Pool # AM3244, 2.52%, 5/1/2023	1,000,000	1,013,305

Pool # AM3851, 3.02%, 7/1/2023	1,000,000	1,029,972

Pool # AN0029, 3.10%, 9/1/2025	981,580	1,025,580

Pool # AM4660, 3.77%, 12/1/2025	295,350	318,500

Pool # AN0890, 2.63%, 3/1/2026	484,614	493,084

Pool # AM6381, 3.29%, 8/1/2026	1,000,000	1,057,484

Pool # AM6392, 3.29%, 8/1/2026	919,839	972,201

Pool # BL0044, 3.71%, 8/1/2026	797,000	851,125

Pool # AM7321, 3.12%, 11/1/2026	965,641	1,010,956

Pool # AM7515, 3.34%, 2/1/2027	1,000,000	1,060,144

Pool # AN1600, 2.59%, 6/1/2028	876,495	889,552

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # AN9686, 3.52%, 6/1/2028	500,000	536,443

Pool # AN9656, 3.57%, 7/1/2028	589,289	635,811

Pool # AN2466, 2.57%, 8/1/2028	497,237	503,830

Pool # 109452, 3.64%, 8/1/2028	983,145	1,062,724

Pool # 405220, 6.00%, 9/1/2028	11,917	13,116

Pool # BL1040, 3.81%, 12/1/2028	300,000	329,150

Pool # AN4559, 3.28%, 2/1/2029	1,500,000	1,583,280

Pool # AN4975, 3.21%, 3/1/2029	2,500,000	2,641,934

Pool # AN5672, 3.20%, 6/1/2029	1,488,580	1,571,770

Pool # AN6099, 3.04%, 7/1/2029	900,000	945,374

Pool # AN5998, 3.06%, 7/1/2029	2,878,764	3,024,727

Pool # AN5971, 2.99%, 8/1/2029	1,400,000	1,465,092

Pool # BL4435, 2.42%, 10/1/2029	700,000	698,858

Pool # AN6846, 2.93%, 10/1/2029	1,100,000	1,146,084

Pool # AM6811, 3.69%, 10/1/2029	639,507	695,512

Pool # BL4948, 2.49%, 11/1/2029	370,000	371,280

Pool # BL4333, 2.52%, 11/1/2029	1,100,000	1,108,186

Pool # AN9976, 3.96%, 2/1/2030	1,200,000	1,327,937

Pool # AM8692, 3.03%, 4/1/2030	650,000	674,819

Pool # AM8544, 3.08%, 4/1/2030	485,583	508,002

Pool # 754922, 5.50%, 9/1/2033	29,963	33,110

Pool # BL4886, 2.84%, 11/1/2034	797,000	809,395

Pool # 847108, 6.50%, 10/1/2035	75,402	82,535

Pool # AL9678, 4.00%, 2/1/2036	1,412,627	1,483,277

Pool # AN1330, 3.19%, 3/1/2036	1,091,533	1,150,665

Pool # 257172, 5.50%, 4/1/2038	4,344	4,752

Pool # AO9352, 4.00%, 7/1/2042	235,565	250,697

Pool # MA1125, 4.00%, 7/1/2042	380,972	405,420

Pool # MA1178, 4.00%, 9/1/2042	182,636	194,320

Pool # MA1437, 3.50%, 5/1/2043	514,511	540,601

Pool # AL6167, 3.50%, 1/1/2044	557,069	585,311

Pool # MA2545, 3.50%, 2/1/2046	964,370	1,008,235

Pool # MA2793, 3.50%, 10/1/2046	298,043	311,666

GNMA I, 30 Year

Pool # 326977, 7.50%, 5/15/2023	1,831	1,916

Pool # 359588, 7.50%, 6/15/2023	387	388

Pool # 782507, 9.50%, 10/15/2024	1,963	2,013

Pool # 780029, 9.00%, 11/15/2024	180	181

Pool # 405535, 7.00%, 12/15/2025	1,092	1,163

Pool # 412336, 8.00%, 10/15/2027	1,657	1,822

Pool # 451507, 8.00%, 10/15/2027	2,205	2,241

Pool # 412369, 7.00%, 11/15/2027	1,442	1,562

Pool # 467705, 6.50%, 3/15/2028	1,559	1,720

Pool # 472679, 7.00%, 6/15/2028	3,890	4,230

Pool # 486537, 7.50%, 9/15/2028	2,239	2,414

Pool # 781614, 7.00%, 6/15/2033	5,569	6,579

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued

Pool # 617653, 6.00%, 5/15/2037	29,863	32,898

Pool # 678574, 5.50%, 6/15/2038	716,742	804,779

Pool # 681554, 5.50%, 7/15/2038	675,819	758,768

Pool # 678169, 5.50%, 9/15/2038	359,103	402,738

Pool # 681568, 5.50%, 9/15/2038	730,264	819,966

Pool # 694458, 6.00%, 10/15/2038	8,818	10,096

Pool # 782510, 6.50%, 12/15/2038	22,861	26,077

GNMA II

Pool # 81008, ARM, 3.75%, 7/20/2034 (i)	54,040	54,074

Pool # 81074, ARM, 3.75%, 9/20/2034 (i)	74,273	74,238

GNMA II, 30 Year

Pool # 2006, 8.50%, 5/20/2025	807	869

Pool # 2324, 8.00%, 11/20/2026	18,530	20,888

Pool # 2341, 7.50%, 12/20/2026	1,016	1,133

Pool # 2362, 8.00%, 1/20/2027	2,462	2,721

Pool # BJ9823, 3.75%, 4/20/2048	1,856,939	1,945,124

Pool # BP4337, 4.50%, 9/20/2049	796,842	861,562

Pool # BP5551, 4.50%, 9/20/2049	946,444	1,023,311

GNMA II, Other

Pool # AD0018, 3.75%, 12/20/2032	121,523	124,916

Total Mortgage-backed Securities (Cost $68,075,477)		69,412,623

Asset-backed Securities — 11.8%

ACC Trust Series 2019-2, Class A, 2.82%, 2/21/2023 (b)	456,799	457,520

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (b)	107,789	114,525

Series 2015-1, Class A, 3.60%, 3/15/2027 (b)	81,550	85,059

Series 2017-1, Class AA, 3.30%, 1/15/2030 (b)	246,688	251,276

Series 2017-1, Class A, 3.55%, 1/15/2030 (b)	175,528	177,653

American Airlines Pass-Through Trust

Series 2011-1, Class A, 5.25%, 1/31/2021	11,527	11,854

Series 2013-1, Class A, 4.00%, 7/15/2025	58,237	61,000

Series 2017-2, Class B, 3.70%, 10/15/2025	95,863	96,850

Series 2014-1, Class A, 3.70%, 10/1/2026	36,326	38,190

Series 2016-2, Class A, 3.65%, 6/15/2028	13,672	14,285

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2016-3, Class AA, 3.00%, 10/15/2028	206,631	210,501

Series 2017-1, Class AA, 3.65%, 2/15/2029	141,076	148,591

Series 2019-1, Class A, 3.50%, 2/15/2032	275,000	281,566

American Credit Acceptance Receivables Trust Series 2016-4, Class C, 2.91%, 2/13/2023 (b)	3,494	3,494

American Homes 4 Rent

Series 2015-SFR1, Class D, 4.41%, 4/17/2052 ‡ (b)	380,000	396,888

Series 2015-SFR1, Class E, 5.64%, 4/17/2052 ‡ (b)	100,000	107,613

American Homes 4 Rent Trust

Series 2014-SFR2, Class A, 3.79%, 10/17/2036 (b)	410,621	428,643

Series 2014-SFR2, Class C, 4.71%, 10/17/2036 ‡ (b)	200,000	212,163

Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (b)	227,703	236,263

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 ‡ (b)	200,000	224,570

Series 2015-SFR2, Class C, 4.69%, 10/17/2052 ‡ (b)	200,000	213,548

AmeriCredit Automobile Receivables Trust Series 2016-4, Class B, 1.83%, 12/8/2021	373,130	373,023

B2R Mortgage Trust Series 2015-2, Class A, 3.34%, 11/15/2048 (b)	57,692	57,857

British Airways Pass-Through Trust (United Kingdom)

Series 2018-1, Class AA, 3.80%, 9/20/2031 (b)	80,705	85,450

Series 2018-1, Class A, 4.13%, 9/20/2031 (b)	108,021	113,291

Series 2019-1, Class AA, 3.30%, 12/15/2032 (b)	149,967	155,380

Business Jet Securities LLC

Series 2018-1, Class A, 4.34%, 2/15/2033 (b)	215,773	218,084

Series 2018-2, Class A, 4.45%, 6/15/2033 (b)	310,538	315,060

Series 2019-1, Class A, 4.21%, 7/15/2034 (b)	704,671	722,972

Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 7/17/2023	77,000	77,082

Camillo Issuer LLC Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	364,590	363,792

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

Capital Auto Receivables Asset Trust Series 2018-1, Class A3, 2.79%, 1/20/2022 (b)	396,320	397,227

Carnow Auto Receivables Trust Series 2017-1A, Class A, 2.92%, 9/15/2022 (b)	2,903	2,903

Carvana Auto Receivables Trust

Series 2019-2A, Class C, 3.00%, 6/17/2024 (b)	675,000	676,231

Series 2019-3A, Class C, 2.71%, 10/15/2024 (b)	875,000	872,665

Series 2019-4A, Class D, 3.07%, 7/15/2025 (b)	940,000	938,866

Continental Airlines Pass-Through Trust Series 2012-1, Class A, 4.15%, 4/11/2024	136,016	142,836

CoreVest American Finance Trust

Series 2019-2, Class D, 4.22%, 6/15/2052 ‡ (b)	500,000	513,887

Series 2019-3, Class B, 3.16%, 10/15/2052 ‡ (b)	700,000	695,011

CPS Auto Receivables Trust Series 2015-C, Class D, 4.63%, 8/16/2021 (b)	137,700	138,749

CPS Auto Trust Series 2018-C, Class C, 3.68%, 6/17/2024 (b)	1,901,000	1,928,295

Credit Acceptance Auto Loan Trust

Series 2017-1A, Class A, 2.56%, 10/15/2025 (b)	7,357	7,358

Series 2018-1A, Class A, 3.01%, 2/16/2027 (b)	250,000	250,927

CVS Pass-Through Trust 5.93%, 1/10/2034 (b)	77,638	90,397

CWABS Revolving Home Equity Loan Trust Series 2004-K, Class 2A, 2.04%, 2/15/2034 ‡ (i)	1,694	1,683

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M1, 2.54%, 3/25/2034 ‡ (i)	23,356	23,453

Series 2004-1, Class M2, 2.62%, 3/25/2034 ‡ (i)	6,328	6,306

Series 2004-1, Class 3A, 2.35%, 4/25/2034 ‡ (i)	1,056	1,011

Delta Air Lines Pass-Through Trust Series 2015-1, Class AA, 3.63%, 7/30/2027	330,714	350,684

Drive Auto Receivables Trust

Series 2017-AA, Class C, 2.98%, 1/18/2022 (b)	6,005	6,006

Series 2017-1, Class C, 2.84%, 4/15/2022	7,082	7,084

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2015-DA, Class D, 4.59%, 1/17/2023 (b)	74,620	74,681

Series 2017-1, Class D, 3.84%, 3/15/2023	262,000	264,661

Series 2017-2, Class C, 2.75%, 9/15/2023	27,824	27,825

Series 2017-3, Class D, 3.53%, 12/15/2023 (b)	570,000	575,233

Series 2016-CA, Class D, 4.18%, 3/15/2024 (b)	196,807	199,179

Series 2017-AA, Class D, 4.16%, 5/15/2024 (b)	127,000	128,729

Series 2019-4, Class C, 2.51%, 11/17/2025	375,000	375,230

Series 2019-1, Class D, 4.09%, 6/15/2026	170,000	174,984

DT Auto Owner Trust

Series 2016-4A, Class D, 3.77%, 10/17/2022 (b)	66,069	66,372

Series 2017-1A, Class D, 3.55%, 11/15/2022 (b)	90,801	91,296

Series 2017-3A, Class D, 3.58%, 5/15/2023 (b)	105,000	105,623

Series 2019-4A, Class C, 2.73%, 7/15/2025 (b)	604,000	602,988

Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 2/22/2022 (b)	27,534	27,548

Exeter Automobile Receivables Trust

Series 2016-3A, Class B, 2.84%, 8/16/2021 (b)	1,159	1,159

Series 2016-1A, Class C, 5.52%, 10/15/2021 (b)	28,553	28,640

Series 2018-4A, Class B, 3.64%, 11/15/2022 (b)	196,000	196,939

Series 2017-1A, Class C, 3.95%, 12/15/2022 (b)	60,000	60,521

Series 2018-1A, Class C, 3.03%, 1/17/2023 (b)	155,000	155,536

Series 2019-4A, Class C, 2.44%, 9/16/2024 (b)	415,000	412,825

Series 2019-3A, Class D, 3.11%, 8/15/2025 (b)	590,000	594,173

Flagship Credit Auto Trust

Series 2015-3, Class C, 4.65%, 3/15/2022 (b)	75,520	76,120

Series 2016-1, Class C, 6.22%, 6/15/2022 (b)	250,000	256,496

Series 2016-4, Class C, 2.71%, 11/15/2022 (b)	249,000	249,255

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	428,165	438,933

FORT CRE LLC Series 2018-1A, Class C, 4.62%, 11/16/2035 ‡ (b) (i)	760,000	764,874

FREED ABS Trust

Series 2018-2, Class A, 3.99%, 10/20/2025 (b)	204,379	205,786

Series 2019-2, Class A, 2.62%, 11/18/2026 (b)	342,864	342,850

GM Financial Automobile Leasing Trust

Series 2018-1, Class A3, 2.61%, 1/20/2021	162,766	162,956

Series 2018-2, Class A3, 3.06%, 6/21/2021	361,198	362,367

Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 3/17/2031 (b)	17,062	17,071

Goodgreen Series 2019-2A, Class A, 2.76%, 10/15/2054 (b)	444,090	440,091

Goodgreen Trust

Series 2017-1A, Class A, 3.74%, 10/15/2052 (b)	64,915	66,881

Series 2017-2A, Class A, 3.26%, 10/15/2053 (b)	261,558	265,148

HERO (Cayman Islands) Series 2018-1ASI, Class A, 4.00%, 9/20/2047 (b)	170,840	170,627

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (b)	227,739	232,517

HERO Funding Trust (Cayman Islands)

Series 2016-3A, Class A1, 3.08%, 9/20/2042 (b)	58,794	59,014

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (b)	160,952	167,943

Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (b)	106,226	106,627

Hyundai Auto Receivables Trust Series 2016-A, Class D, 3.23%, 12/15/2022	1,220,000	1,227,102

Kabbage Funding LLC

Series 2019-1, Class A, 3.83%, 3/15/2024 (b)	1,090,000	1,101,915

Series 2019-1, Class B, 4.07%, 3/15/2024 (b)	550,000	555,356

LL ABS Trust Series 2019-1A, Class A, 2.87%, 3/15/2027 (b)	470,000	469,960

Long Beach Mortgage Loan Trust

Series 2003-4, Class M1, 2.81%, 8/25/2033 ‡ (i)	25,061	24,884

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2004-1, Class M1, 2.54%, 2/25/2034 ‡ (i)	54,757	54,249

Series 2004-1, Class M2, 2.62%, 2/25/2034 ‡ (i)	6,552	6,545

Mariner Finance Issuance Trust Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	625,000	627,938

MVW LLC Series 2019-2A, Class B, 2.44%, 10/20/2038 ‡ (b)	811,844	805,454

MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (b)	227,308	230,043

New Century Home Equity Loan Trust Series 2005-1, Class M1, 2.47%, 3/25/2035 ‡ (i)	93,386	93,501

NMEF Funding LLC Series 2019-A, Class B, 3.06%, 8/15/2026 (b)	870,000	869,896

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (b)	129,000	129,112

OneMain Direct Auto Receivables Trust Series 2018-1A, Class B, 3.71%, 4/14/2025 (b)	270,000	276,164

OneMain Financial Issuance Trust Series 2016-1A, Class A, 3.66%, 2/20/2029 (b)	32,663	32,728

Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 6/8/2023 (b)	250,000	250,024

Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 3/8/2024 (b)	253,000	255,211

Oportun Funding X LLC Series 2018-C, Class A, 4.10%, 10/8/2024 (b)	801,000	822,164

Oportun Funding XIII LLC Series 2019-A, Class A, 3.08%, 8/8/2025 (b)	560,000	561,444

Pretium Mortgage Credit Partners I LLC Series 2018-NPL4, Class A1, 4.83%, 9/25/2058 ‡ (b) (e)	214,331	215,368

Progress Residential Trust

Series 2015-SFR3, Class A, 3.07%, 11/12/2032 ‡ (b)	432,282	431,721

Series 2015-SFR3, Class D, 4.67%, 11/12/2032 ‡ (b)	100,000	99,885

Series 2019-SFR4, Class D, 3.14%, 10/17/2036 ‡ (b)	800,000	794,650

Prosper Marketplace Issuance Trust Series 2019-3A, Class A, 3.19%, 7/15/2025 (b)	136,538	137,223

Purchasing Power Funding LLC Series 2018-A, Class A, 3.34%, 8/15/2022 (b)	730,000	731,072

Renew (Cayman Islands) Series 2017-1A, Class A, 3.67%, 9/20/2052 (b)	66,040	67,724

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 ‡ (b)	212,990	212,990

Santander Drive Auto Receivables Trust

Series 2018-3, Class A3, 3.03%, 2/15/2022	3,934	3,935

Series 2018-1, Class D, 3.32%, 3/15/2024	346,000	349,542

Series 2019-2, Class C, 2.90%, 10/15/2024	190,000	191,831

Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 5/20/2021 (b)	282,939	283,716

Sierra Timeshare Receivables Funding LLC Series 2019-3A, Class C, 3.00%, 8/20/2036 ‡ (b)	838,303	835,221

SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (b)	13,777	13,810

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	56,386	58,048

Spruce ABS Trust Series 2016-E1, Class A, 4.32%, 6/15/2028 (b)	29,658	30,180

Synchrony Card Funding LLC

Series 2019-A1, Class A, 2.95%, 3/15/2025	809,000	824,706

Series 2019-A2, Class A, 2.34%, 6/15/2025	850,000	856,977

Synchrony Card Issuance Trust Series 2018-A1, Class A, 3.38%, 9/15/2024	370,000	378,179

TCF Auto Receivables Owner Trust Series 2016-PT1A, Class A, 1.93%, 6/15/2022 (b)	67,056	66,978

Tricolor Auto Securitization Trust Series 2018-1A, Class A, 5.05%, 12/15/2020 (b)	217,176	217,763

Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (b)	126,934	126,662

United Airlines Pass-Through Trust

Series 2013-1, Class A, 4.30%, 8/15/2025	150,530	161,235

Series 2016-1, Class B, 3.65%, 1/7/2026	54,694	55,535

Series 2018-1, Class B, 4.60%, 3/1/2026	36,753	37,987

Series 2014-1, Class A, 4.00%, 4/11/2026	56,325	59,853

Series 2016-2, Class AA, 2.88%, 10/7/2028	89,428	90,507

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2019-1, Class AA, 4.15%, 8/25/2031	254,193	274,217

Series 2019-2, Class AA, 2.70%, 5/1/2032	222,000	222,638

Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (b)	53,278	53,395

US Auto Funding LLC

Series 2019-1A, Class B, 3.99%, 12/15/2022 (b)	550,000	556,760

Series 2018-1A, Class A, 5.50%, 7/15/2023 (b)	244,915	249,545

Vericrest Opportunity Loan Trust

Series 2019-NPL4, Class A1B, 4.15%, 8/25/2049 ‡ (b) (e)	850,000	849,554

Series 2019-NPL7, Class A1A, 3.18%, 10/25/2049 ‡ (b) (e)	417,085	415,456

Series 2019-NPL8, Class A1A, 3.28%, 11/25/2049 (b) (e)	555,450	554,086

Verizon Owner Trust

Series 2017-2A, Class A, 1.92%, 12/20/2021 (b)	169,828	169,810

Series 2017-3A, Class A1A, 2.06%, 4/20/2022 (b)	304,715	304,815

Series 2018-A, Class A1A, 3.23%, 4/20/2023	400,000	406,723

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (b) (e)	206,432	206,558

VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21%, 10/26/2048 ‡ (b) (e)	532,850	532,256

VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 ‡ (b) (e)	403,724	406,113

VOLT LXXX LLC Series 2019-NPL6, Class A1B, 4.09%, 10/25/2049 ‡ (b) (e)	715,000	715,503

Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (b)	101,390	101,777

Westlake Automobile Receivables Trust

Series 2017-1A, Class C, 2.70%, 10/17/2022 (b)	15,190	15,198

Series 2018-1A, Class C, 2.92%, 5/15/2023 (b)	830,000	832,199

World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	375,000	382,937

Total Asset-Backed Securities (Cost $44,450,506)		44,831,848

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — 9.1%

Acre Series 2017-A, 6.71%, 12/15/2020	500,000	500,000

Alternative Loan Trust

Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	818,417	840,905

Series 2005-J1, Class 1A4, IF, IO, 3.31%, 2/25/2035 ‡ (i)	31,938	730

Series 2005-22T1, Class A2, IF, IO, 3.28%, 6/25/2035 ‡ (i)	391,452	52,320

Series 2005-20CB, Class 3A8, IF, IO, 2.96%, 7/25/2035 ‡ (i)	232,047	25,781

Series 2005-28CB, Class 1A4, 5.50%, 8/25/2035	313,527	312,427

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	137,515	129,371

Banc of America Alternative Loan Trust Series 2004-6, Class 15PO, PO, 7/25/2019 ‡	1,562	1,308

Banc of America Funding Trust

Series 2004-1, PO, 3/25/2034 ‡	17,166	15,020

Series 2005-E, Class 4A1, 4.48%, 3/20/2035 (i)	7,785	7,825

Series 2005-6, Class 2A7, 5.50%, 10/25/2035	82,936	80,273

Series 2005-7, Class 30PO, PO, 11/25/2035 ‡	15,187	13,231

Bear Stearns ARM Trust

Series 2003-7, Class 3A, 4.31%, 10/25/2033 (i)	20,566	20,925

Series 2006-1, Class A1, 3.84%, 2/25/2036 (i)	75,650	77,397

CHL Mortgage Pass-Through Trust

Series 2004-HYB1, Class 2A, 3.75%, 5/20/2034 (i)	9,639	9,669

Series 2004-HYB3, Class 2A, 3.85%, 6/20/2034 (i)	19,933	20,408

Series 2004-7, Class 2A1, 4.59%, 6/25/2034 (i)	20,810	21,621

Series 2005-16, Class A23, 5.50%, 9/25/2035	51,911	47,494

Series 2005-22, Class 2A1, 3.61%, 11/25/2035 (i)	104,138	94,289

Citigroup Global Markets Mortgage Securities VII, Inc.

Series 2003-UP2, Class PO1, PO, 6/25/2033 ‡	52	45

Series 2003-HYB1, Class A, 4.24%, 9/25/2033 (i)	10,145	10,370

Citigroup Mortgage Loan Trust, Inc.

Series 2003-UP3, Class A3, 7.00%, 9/25/2033	1,323	1,345

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2005-1, Class 2A1A, 2.81%, 2/25/2035 (i)	45,661	39,399

Csma Sfr 4/25/2023 ‡	886,251	886,251

CVS Pass-Through Trust Series 2009, 8.35%, 7/10/2031 (b)	72,832	92,810

DT Asset Trust 5.84%, 12/16/2022	500,000	500,408

FHLMC — GNMA Series 8, Class ZA, 7.00%, 3/25/2023	23,421	24,410

FHLMC, REMIC

Series 1065, Class J, 9.00%, 4/15/2021	57	59

Series 1250, Class J, 7.00%, 5/15/2022	482	501

Series 1316, Class Z, 8.00%, 6/15/2022	1,476	1,551

Series 1324, Class Z, 7.00%, 7/15/2022	2,416	2,502

Series 1343, Class LB, 7.50%, 8/15/2022	2,392	2,519

Series 1343, Class LA, 8.00%, 8/15/2022	11,622	12,264

Series 1395, Class G, 6.00%, 10/15/2022	1,303	1,350

Series 1394, Class ID, IF, 9.57%, 10/15/2022 (i)	1,586	1,718

Series 2535, Class BK, 5.50%, 12/15/2022	11,597	11,885

Series 1798, Class F, 5.00%, 5/15/2023	5,399	5,567

Series 1505, Class Q, 7.00%, 5/15/2023	1,138	1,206

Series 1518, Class G, IF, 7.35%, 5/15/2023 (i)	2,077	2,219

Series 1541, Class O, 1.16%, 7/15/2023 (i)	2,310	2,280

Series 2638, Class DS, IF, 6.86%, 7/15/2023 (i)	14,403	14,901

Series 1577, Class PV, 6.50%, 9/15/2023	63,584	67,421

Series 1584, Class L, 6.50%, 9/15/2023	37,550	39,807

Series 1633, Class Z, 6.50%, 12/15/2023	39,719	41,756

Series 1638, Class H, 6.50%, 12/15/2023	50,618	53,822

Series 2283, Class K, 6.50%, 12/15/2023	5,484	5,809

Series 1700, Class GA, PO, 2/15/2024	836	820

Series 1865, Class D, PO, 2/15/2024	4,026	3,873

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (i)	2,387	2,749

Series 1694, Class PK, 6.50%, 3/15/2024	4,227	4,484

Series 2033, Class SN, HB, IF, 26.49%, 3/15/2024 (i)	1,308	244

Series 2306, Class K, PO, 5/15/2024	1,789	1,726

Series 2306, Class SE, IF, IO, 8.83%, 5/15/2024 (i)	4,293	577

Series 1863, Class Z, 6.50%, 7/15/2026	11,593	12,307

Series 1981, Class Z, 6.00%, 5/15/2027	5,897	6,330

Series 1987, Class PE, 7.50%, 9/15/2027	7,632	8,744

Series 1999, Class PU, 7.00%, 10/15/2027	24,907	27,199

Series 2031, Class PG, 7.00%, 2/15/2028	49,442	55,767

Series 2035, Class PC, 6.95%, 3/15/2028	50,099	55,503

Series 2038, Class PN, IO, 7.00%, 3/15/2028	3,350	534

Series 2057, Class PE, 6.75%, 5/15/2028	67,615	75,739

Series 2054, Class PV, 7.50%, 5/15/2028	9,612	10,896

Series 2064, Class TE, 7.00%, 6/15/2028	10,963	12,384

Series 2075, Class PH, 6.50%, 8/15/2028	10,877	12,087

Series 2095, Class PE, 6.00%, 11/15/2028	35,035	38,493

Series 2132, Class SB, HB, IF, 23.22%, 3/15/2029 (i)	1,971	2,955

Series 2178, Class PB, 7.00%, 8/15/2029	19,619	22,263

Series 2182, Class ZB, 8.00%, 9/15/2029	33,419	38,460

Series 2204, Class GB, 8.00%, 12/20/2029 ‡ (i)	421	421

Series 2247, Class Z, 7.50%, 8/15/2030	6,768	7,752

Series 2259, Class ZC, 7.35%, 10/15/2030	116,902	137,428

Series 2325, Class PM, 7.00%, 6/15/2031	5,295	6,109

Series 2359, Class ZB, 8.50%, 6/15/2031	21,905	26,024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2344, Class ZD, 6.50%, 8/15/2031	40,133	47,205

Series 2344, Class ZJ, 6.50%, 8/15/2031	7,038	7,801

Series 2345, Class NE, 6.50%, 8/15/2031	3,123	3,548

Series 2367, Class ME, 6.50%, 10/15/2031	59,349	65,721

Series 2390, Class DO, PO, 12/15/2031	6,269	5,899

Series 2410, Class OE, 6.38%, 2/15/2032	8,573	9,242

Series 2410, Class QX, IF, IO, 6.91%, 2/15/2032 (i)	11,467	2,477

Series 2412, Class SP, IF, 12.62%, 2/15/2032 (i)	12,682	16,294

Series 2410, Class QS, IF, 14.98%, 2/15/2032 (i)	9,805	14,090

Series 2444, Class ES, IF, IO, 6.21%, 3/15/2032 (i)	14,765	2,558

Series 2450, Class SW, IF, IO, 6.26%, 3/15/2032 (i)	9,843	1,654

Series 2423, Class MC, 7.00%, 3/15/2032	22,963	26,428

Series 2423, Class MT, 7.00%, 3/15/2032	35,377	40,910

Series 2647, Class A, 3.25%, 4/15/2032	43,285	44,468

Series 3688, Class NI, IO, 5.00%, 4/15/2032	1,661	—

Series 2435, Class CJ, 6.50%, 4/15/2032	83,124	94,332

Series 2455, Class GK, 6.50%, 5/15/2032	24,090	27,555

Series 2484, Class LZ, 6.50%, 7/15/2032	16,839	19,567

Series 2500, Class MC, 6.00%, 9/15/2032	53,107	59,946

Series 2543, Class YX, 6.00%, 12/15/2032	727,952	803,267

Series 2544, Class HC, 6.00%, 12/15/2032	53,174	60,625

Series 2574, Class PE, 5.50%, 2/15/2033	259,911	291,989

Series 2575, Class ME, 6.00%, 2/15/2033	102,121	114,652

Series 2586, Class WI, IO, 6.50%, 3/15/2033	7,929	1,577

Series 4189, Class MI, IO, 3.00%, 6/15/2033	3,579,606	135,320

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 2764, Class UG, 5.00%, 3/15/2034	214,056	236,315

Series 2949, Class GE, 5.50%, 3/15/2035	278,057	310,537

Series 3047, Class OD, 5.50%, 10/15/2035	300,000	330,262

Series 3085, Class VS, HB, IF, 21.76%, 12/15/2035 (i)	61,425	93,141

Series 3098, Class KG, 5.50%, 1/15/2036	212,566	236,194

Series 3117, Class EO, PO, 2/15/2036	20,075	17,904

Series 3260, Class CS, IF, IO, 4.40%, 1/15/2037 (i)	18,512	2,916

Series 3380, Class SI, IF, IO, 4.63%, 10/15/2037 (i)	1,104,916	208,812

Series 3385, Class SN, IF, IO, 4.26%, 11/15/2037 (i)	15,586	2,120

Series 3387, Class SA, IF, IO, 4.68%, 11/15/2037 (i)	43,420	7,172

Series 3423, Class PB, 5.50%, 3/15/2038	221,704	247,738

Series 3451, Class SA, IF, IO, 4.31%, 5/15/2038 (i)	17,933	2,098

Series 3455, Class SE, IF, IO, 4.46%, 6/15/2038 (i)	155,915	23,001

Series 3786, Class PD, 4.50%, 1/15/2041	407,000	462,556

Series 4029, Class MU, 3.50%, 4/15/2042	640,128	639,183

FHLMC, STRIPS

Series 233, Class 11, IO, 5.00%, 9/15/2035	38,770	7,793

Series 239, Class S30, IF, IO, 5.96%, 8/15/2036 (i)	41,967	9,465

Series 262, Class 35, 3.50%, 7/15/2042	226,474	236,841

Series 299, Class 300, 3.00%, 1/15/2043	205,547	212,746

FHLMC, Structured Pass-Through Certificates, Whole Loan

Series T-41, Class 3A, 5.42%, 7/25/2032 (i)	9,074	9,976

Series T-54, Class 2A, 6.50%, 2/25/2043	62,748	72,982

Series T-54, Class 3A, 7.00%, 2/25/2043	27,206	32,065

Series T-56, Class APO, PO, 5/25/2043	150,883	139,211

Series T-58, Class APO, PO, 9/25/2043	12,903	10,735

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

First Horizon Alternative Mortgage Securities Trust Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	92,769	74,604

FNMA Trust, Whole Loan Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	14,777	16,881

FNMA, REMIC

Series 1990-10, Class L, 8.50%, 2/25/2020	10	10

Series 1990-93, Class G, 5.50%, 8/25/2020	12	12

Series 1990-143, Class J, 8.75%, 12/25/2020	33	34

Series 1990-140, Class K, HB, 652.15%, 12/25/2020	1	4

Series 2001-4, Class PC, 7.00%, 3/25/2021	3,544	3,581

Series 2002-1, Class HC, 6.50%, 2/25/2022	2,995	3,066

Series 1992-101, Class J, 7.50%, 6/25/2022	5,308	5,585

Series G92-42, Class Z, 7.00%, 7/25/2022	215	220

Series G92-44, Class ZQ, 8.00%, 7/25/2022	138	143

Series 1996-59, Class J, 6.50%, 8/25/2022	631	657

Series 1992-143, Class MA, 5.50%, 9/25/2022	901	927

Series G92-54, Class ZQ, 7.50%, 9/25/2022	1,485	1,540

Series G92-59, Class F, 1.80%, 10/25/2022 (i)	192	193

Series G92-61, Class Z, 7.00%, 10/25/2022	632	659

Series G92-66, Class KA, 6.00%, 12/25/2022	1,638	1,697

Series G92-66, Class KB, 7.00%, 12/25/2022	7,746	8,140

Series G93-1, Class KA, 7.90%, 1/25/2023	2,079	2,206

Series 1997-61, Class ZC, 7.00%, 2/25/2023	17,230	18,120

Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (i)	2,503	2,655

Series 1998-43, Class SA, IF, IO, 18.33%, 4/25/2023 (i)	6,834	1,459

Series 1993-146, Class E, PO, 5/25/2023	5,337	5,171

Series 1993-84, Class M, 7.50%, 6/25/2023	385,536	410,483

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 1993-205, Class H, PO, 9/25/2023	1,843	1,782

Series 1993-155, Class PJ, 7.00%, 9/25/2023	15,460	16,447

Series 1993-165, Class SK, IF, 12.50%, 9/25/2023 (i)	2,227	2,393

Series 1993-165, Class SD, IF, 12.52%, 9/25/2023 (i)	447	479

Series 1993-203, Class PL, 6.50%, 10/25/2023	20,431	21,491

Series 1995-19, Class Z, 6.50%, 11/25/2023	22,900	24,319

Series 1993-230, Class FA, 2.31%, 12/25/2023 (i)	622	619

Series 1993-223, Class PZ, 6.50%, 12/25/2023	46,704	49,256

Series 1993-225, Class UB, 6.50%, 12/25/2023	21,042	22,512

Series 2003-128, Class DY, 4.50%, 1/25/2024	236,998	246,000

Series 1994-37, Class L, 6.50%, 3/25/2024	41,332	43,824

Series 1994-72, Class K, 6.00%, 4/25/2024	364,273	400,773

Series 1995-2, Class Z, 8.50%, 1/25/2025	4,993	5,521

Series 1997-20, Class IB, IO, 1.84%, 3/25/2027 (i)	17,931	416

Series 1997-39, Class PD, 7.50%, 5/20/2027	6,600	7,476

Series 1997-46, Class PL, 6.00%, 7/18/2027	10,690	11,568

Series 1998-36, Class ZB, 6.00%, 7/18/2028	3,398	3,733

Series 1998-46, Class GZ, 6.50%, 8/18/2028	12,809	14,222

Series 1998-58, Class PC, 6.50%, 10/25/2028	27,061	29,970

Series 2014-15, Class JI, IO, 3.50%, 4/25/2029	5,840,076	565,508

Series 1999-39, Class JH, IO, 6.50%, 8/25/2029	58,130	5,540

Series 2000-52, IO, 8.50%, 1/25/2031	2,335	489

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	73,931	12,571

Series 2001-30, Class PM, 7.00%, 7/25/2031	22,454	26,112

Series 2001-36, Class DE, 7.00%, 8/25/2031	40,612	46,301

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2001-44, Class PD, 7.00%, 9/25/2031	3,728	4,287

Series 2001-61, Class Z, 7.00%, 11/25/2031	57,099	66,306

Series 2002-1, Class SA, IF, 19.36%, 2/25/2032 (i)	1,179	1,604

Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (i)	63,030	2,374

Series 2002-15, PO, 4/25/2032	46,174	43,347

Series 2002-28, Class PK, 6.50%, 5/25/2032	23,464	26,587

Series 2002-68, Class SH, IF, IO, 6.26%, 10/18/2032 (i)	49,043	7,272

Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (i)	26,882	30,941

Series 2002-77, Class S, IF, 11.20%, 12/25/2032 (i)	5,009	6,081

Series 2003-22, Class UD, 4.00%, 4/25/2033	121,478	129,525

Series 2003-47, Class PE, 5.75%, 6/25/2033	21,176	23,759

Series 2003-44, Class IU, IO, 7.00%, 6/25/2033	27,113	6,401

Series 2004-4, Class QM, IF, 10.62%, 6/25/2033 (i)	20,297	21,974

Series 2003-64, Class SX, IF, 9.52%, 7/25/2033 (i)	4,336	5,025

Series 2003-132, Class OA, PO, 8/25/2033	5,980	5,621

Series 2003-71, Class DS, IF, 5.21%, 8/25/2033 (i)	27,912	30,077

Series 2003-91, Class SD, IF, 9.51%, 9/25/2033 (i)	6,790	7,986

Series 2003-116, Class SB, IF, IO, 5.81%, 11/25/2033 (i)	67,238	11,836

Series 2003-131, Class CH, 5.50%, 1/25/2034	82,063	91,668

Series 2003-130, Class SX, IF, 8.83%, 1/25/2034 (i)	1,712	1,984

Series 2004-35, Class AZ, 4.50%, 5/25/2034	111,595	120,081

Series 2004-46, Class SK, IF, 11.57%, 5/25/2034 (i)	23,101	28,992

Series 2004-36, Class SA, IF, 14.60%, 5/25/2034 (i)	51,087	72,192

Series 2004-51, Class SY, IF, 10.66%, 7/25/2034 (i)	4,344	5,178

Series 2004-79, Class ZE, 5.50%, 11/25/2034	491,555	572,853

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 2004-91, Class HC, 6.00%, 12/25/2034	687,847	796,876

Series 2005-68, Class BC, 5.25%, 6/25/2035	11,377	11,394

Series 2005-45, Class DC, IF, 17.74%, 6/25/2035 (i)	78,257	106,272

Series 2005-84, Class XM, 5.75%, 10/25/2035	53,245	58,937

Series 2006-22, Class AO, PO, 4/25/2036	31,359	28,297

Series 2006-46, Class SW, IF, 17.63%, 6/25/2036 (i)	10,179	14,836

Series 2007-7, Class SG, IF, IO, 4.71%, 8/25/2036 (i)	42,337	12,271

Series 2006-110, PO, 11/25/2036	27,417	24,621

Series 2006-117, Class GS, IF, IO, 4.86%, 12/25/2036 (i)	40,746	6,062

Series 2007-53, Class SH, IF, IO, 4.31%, 6/25/2037 (i)	51,416	6,886

Series 2007-88, Class VI, IF, IO, 4.75%, 9/25/2037 (i)	85,670	16,188

Series 2007-100, Class SM, IF, IO, 4.66%, 10/25/2037 (i)	52,045	8,754

Series 2008-1, Class BI, IF, IO, 4.12%, 2/25/2038 (i)	47,735	7,397

Series 2008-16, Class IS, IF, IO, 4.41%, 3/25/2038 (i)	10,247	1,037

Series 2008-46, Class HI, IO, 2.34%, 6/25/2038 (i)	39,263	2,458

Series 2008-53, Class CI, IF, IO, 5.41%, 7/25/2038 (i)	22,428	3,027

Series 2009-112, Class ST, IF, IO, 4.46%, 1/25/2040 (i)	44,489	8,380

Series 2010-35, Class SB, IF, IO, 4.63%, 4/25/2040 (i)	17,620	2,242

Series 2010-80, Class PZ, 5.00%, 7/25/2040	321,286	374,509

Series 2010-102, Class PN, 5.00%, 9/25/2040	580,000	650,416

Series 2010-134, Class KZ, 4.50%, 12/25/2040	1,404,235	1,493,608

Series 2012-30, Class DZ, 4.00%, 4/25/2042	272,544	292,268

Series 2013-67, Class KZ, 2.50%, 4/25/2043	823,375	794,542

Series 2013-128, PO, 12/25/2043	194,314	170,062

Series 2014-38, Class QI, IO, 5.50%, 12/25/2043	665,054	127,908

Series 2014-19, Class Z, 4.50%, 4/25/2044	479,033	545,887

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2016-38, Class NA, 3.00%, 1/25/2046	156,054	160,320

FNMA, REMIC Trust, Whole Loan

Series 1999-W1, PO, 2/25/2029	17,797	15,992

Series 1999-W4, Class A9, 6.25%, 2/25/2029	70,324	75,917

Series 2002-W7, Class A4, 6.00%, 6/25/2029	174,582	195,344

Series 2003-W1, Class 1A1, 5.29%, 12/25/2042 (i)	178,470	193,691

Series 2003-W1, Class 2A, 5.81%, 12/25/2042 (i)	25,675	27,676

FNMA, REMIC, Whole Loan Series 2003-7, Class A1, 6.50%, 12/25/2042	127,769	143,922

FNMA, STRIPS

Series 329, Class 1, PO, 1/25/2033	3,893	3,509

Series 365, Class 8, IO, 5.50%, 5/25/2036	16,463	3,620

GMACM Mortgage Loan Trust Series 2005-AR3, Class 3A4, 3.89%, 6/19/2035 (i)	93,699	93,484

GNMA

Series 1994-7, Class PQ, 6.50%, 10/16/2024	36,457	36,430

Series 2000-36, Class PB, 7.50%, 11/16/2030	160,482	160,343

Series 2000-36, Class IK, IO, 9.00%, 11/16/2030	920	1

Series 2001-10, Class PE, 6.50%, 3/16/2031	379,093	378,900

Series 2003-24, PO, 3/16/2033	2,003	1,893

Series 2004-28, Class S, IF, 14.88%, 4/16/2034 (i)	16,662	23,461

Series 2006-38, Class OH, 6.50%, 8/20/2036	500,000	592,185

Series 2007-45, Class QA, IF, IO, 4.88%, 7/20/2037 (i)	68,514	7,839

Series 2009-79, Class OK, PO, 11/16/2037	40,831	37,307

Series 2007-76, Class SA, IF, IO, 4.77%, 11/20/2037 (i)	53,352	5,998

Series 2008-2, Class MS, IF, IO, 5.42%, 1/16/2038 (i)	52,281	8,972

Series 2015-137, Class WA, 5.50%, 1/20/2038 (i)	298,643	338,926

Series 2009-106, Class ST, IF, IO, 4.24%, 2/20/2038 (i)	180,268	23,224

Series 2008-55, Class SA, IF, IO, 4.44%, 6/20/2038 (i)	32,355	4,937

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 2009-6, Class SA, IF, IO, 4.36%, 2/16/2039 (i)	21,472	2,314

Series 2009-6, Class SH, IF, IO, 4.28%, 2/20/2039 (i)	67,533	5,760

Series 2009-31, Class TS, IF, IO, 4.54%, 3/20/2039 (i)	73,902	5,238

Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	49,984	9,361

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	37,350	9,135

Series 2009-22, Class SA, IF, IO, 4.51%, 4/20/2039 (i)	92,239	9,571

Series 2009-102, Class SM, IF, IO, 4.66%, 6/16/2039 (i)	7,134	146

Series 2009-64, Class SN, IF, IO, 4.36%, 7/16/2039 (i)	79,101	9,948

Series 2009-104, Class KB, 5.50%, 11/16/2039	236,000	282,287

Series 2010-130, Class CP, 7.00%, 10/16/2040	58,910	68,824

Series 2011-75, Class SM, IF, IO, 4.84%, 5/20/2041 (i)	111,133	18,346

Series 2013-69, Class MA, 1.50%, 8/20/2042	442,788	431,916

Series 2016-135, Class Z, 3.00%, 10/20/2046	219,906	218,278

Series 2011-H19, Class FA, 2.24%, 8/20/2061 (i)	505,147	504,254

Series 2012-H23, Class SA, 2.30%, 10/20/2062 (i)	549,437	568,282

Series 2013-H08, Class FC, 2.22%, 2/20/2063 (i)	523,371	522,147

Series 2013-H09, Class HA, 1.65%, 4/20/2063	183,793	182,658

Series 2014-H17, Class FC, 2.27%, 7/20/2064 (i)	287,704	287,143

Series 2015-H16, Class FG, 2.21%, 7/20/2065 (i)	602,066	599,635

Series 2015-H30, Class FE, 2.37%, 11/20/2065 (i)	780,952	782,360

Series 2016-H11, Class FD, 3.13%, 5/20/2066 (i)	192,939	192,866

Series 2016-H26, Class FC, 2.77%, 12/20/2066 (i)	150,821	152,925

Series 2017-H14, Class FV, 2.27%, 6/20/2067 (i)	387,891	387,166

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051	421,409	415,600

GSR Mortgage Loan Trust

Series 2004-6F, Class 1A2, 5.00%, 5/25/2034	42,724	43,317

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	106,327	114,128

Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	44,990	46,342

Headlands Residential LLC

Series 2017-RPL1, Class A, 3.88%, 8/25/2022 (b) (e)	390,000	391,435

Series 2019-RPL1, 3.97%, 6/25/2024 (b) (e)	675,000	677,723

Impac Secured Assets Trust Series 2006-1, Class 2A1, 2.14%, 5/25/2036 (i)	20,929	20,320

JP Morgan Mortgage Trust Series 2006-A2, Class 5A3, 4.09%, 11/25/2033 (i)	24,875	25,688

LHOME Mortgage Trust Series 2019-RTL3, Class A1, 3.87%, 7/25/2024 (b)	730,000	728,502

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.61%, 4/21/2034 (i)	14,743	15,037

MASTR Alternative Loan Trust

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	2,610	2,619

Series 2004-8, Class 6A1, 5.50%, 9/25/2019	279	286

Series 2004-4, Class 10A1, 5.00%, 5/25/2024	60,989	62,090

Series 2003-9, Class 8A1, 6.00%, 1/25/2034	56,715	58,409

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	81,815	84,704

Series 2004-7, Class 30PO, PO, 8/25/2034 ‡	8,023	6,924

MASTR Asset Securitization Trust

Series 2003-12, Class 15PO, PO, 12/25/2018 ‡	76	76

Series 2004-6, Class 15PO, PO, 7/25/2019 ‡	82	81

Series 2004-8, PO, 8/25/2019 ‡	396	278

Series 2003-11, Class 9A6, 5.25%, 12/25/2033	86,010	86,939

MASTR Resecuritization Trust Series 2005-PO, Class 3PO, PO, 5/28/2035 ‡ (b)	13,117	10,967

NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (b) (i)	27,496	27,379

PHH Alternative Mortgage Trust Series 2007-2, Class 2X, IO, 6.00%, 5/25/2037 ‡	163,346	38,004

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

RALI Trust

Series 2003-QS9, Class A3, IF, IO, 5.76%, 5/25/2018 ‡ (i)	511	—

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	607	593

Residential Asset Securitization Trust Series 2003-A14, Class A1, 4.75%, 2/25/2019	25	18

RFMSI Trust Series 2005-SA4, Class 1A1, 4.03%, 9/25/2035 (i)	34,275	31,650

Rmip Frn 8/25/2021 ‡	698,350	698,350

SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (b)	2,320	2,317

SART

4.75%, 7/15/2024	583,694	595,368

4.76%, 6/15/2025	696,244	710,169

Seasoned Credit Risk Transfer Trust

Series 2019-1, Class MT, 3.50%, 7/25/2058 ‡	739,226	777,459

Series 2019-3, Class MB, 3.50%, 10/25/2058 ‡	295,000	308,074

Toorak Mortgage Corp. Ltd. Series 2019-2, Class A1, 3.72%, 9/25/2022 (e)	495,000	495,653

Vendee Mortgage Trust

Series 1994-1, Class 1, 5.30%, 2/15/2024 (i)	17,869	18,714

Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	218,609	234,174

Series 1996-1, Class 1Z, 6.75%, 2/15/2026	51,310	56,946

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	27,192	30,075

Series 1997-1, Class 2Z, 7.50%, 2/15/2027	111,542	124,352

Series 1998-1, Class 2E, 7.00%, 3/15/2028	29,385	33,136

vMobo, Inc. 7.50%, 5/31/2024	550,000	550,000

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-AR8, Class A, 4.41%, 8/25/2033 (i)	5,621	5,717

Series 2003-AR9, Class 1A6, 4.32%, 9/25/2033 (i)	29,077	29,579

Series 2004-AR3, Class A2, 4.49%, 6/25/2034 (i)	10,304	10,453

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2005-4, Class DP, PO, 6/25/2020 ‡	4,904	3,219

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2005-2, Class 2A3, IF, IO, 3.21%, 4/25/2035 ‡ (i)	233,039	30,256

Series 2005-2, Class 1A4, IF, IO, 3.26%, 4/25/2035 ‡ (i)	531,591	60,609

Series 2005-3, Class CX, IO, 5.50%, 5/25/2035 ‡	150,375	29,459

Series 2005-4, Class CB7, 5.50%, 6/25/2035	139,134	136,912

Series 2005-6, Class 2A4, 5.50%, 8/25/2035	38,767	38,056

Total Collateralized Mortgage Obligations (Cost $33,648,654)		34,774,987

Commercial Mortgage-Backed Securities — 4.7%

BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (b)	300,000	311,152

BXMT Ltd. Series 2017-FL1, Class C, 3.69%, 6/15/2035 ‡ (b) (i)	300,000	298,949

CD Commercial Mortgage Trust Series 2007-CD4, Class XC, IO, 1.30%, 12/11/2049 ‡ (b) (i)	7,703	316

Commercial Mortgage Trust

Series 2013-SFS, Class A2, 2.99%, 4/12/2035 (b) (i)	125,000	127,382

Series 2014-CR19, Class A5, 3.80%, 8/10/2047	200,000	211,897

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	156,000	166,290

CSMC OA LLC

Series 2014-USA, Class A2, 3.95%, 9/15/2037 (b)	885,000	931,824

Series 2014-USA, Class D, 4.37%, 9/15/2037 ‡ (b)	100,000	98,204

FHLMC, Multifamily Structured Pass-Through Certificates

Series KJ02, Class A2, 2.60%, 9/25/2020	2,316	2,316

Series KF12, Class A, 2.40%, 9/25/2022 (i)	48,576	48,566

Series KJ09, Class A2, 2.84%, 9/25/2022	167,481	170,437

Series KJ11, Class A2, 2.93%, 1/25/2023	209,741	214,081

Series K038, Class A2, 3.39%, 3/25/2024	229,000	240,386

Series KJ14, Class A2, 2.81%, 9/25/2024	591,000	604,286

Series KPLB, Class A, 2.77%, 5/25/2025	250,000	256,992

Series K065, Class A2, 3.24%, 4/25/2027	215,000	227,821

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	31

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued

Series K065, Class AM, 3.33%, 5/25/2027	115,000	122,076

Series K066, Class A2, 3.12%, 6/25/2027	267,000	280,658

Series K070, Class A2, 3.30%, 11/25/2027 (i)	208,000	221,281

Series K072, Class AM, 3.50%, 12/25/2027 (i)	1,000,000	1,073,404

Series K073, Class A2, 3.35%, 1/25/2028	346,000	369,084

Series K079, Class AM, 3.93%, 6/25/2028	588,000	647,669

Series K081, Class A2, 3.90%, 8/25/2028 (i)	395,000	436,832

Series K082, Class A2, 3.92%, 9/25/2028 (i)	1,054,000	1,167,625

FNMA ACES

Series 2015-M17, Class FA, 2.78%, 11/25/2022 (i)	76,932	77,069

Series 2016-M2, Class AV2, 2.15%, 1/25/2023	455,552	455,711

Series 2014-M3, Class A2, 3.48%, 1/25/2024 (i)	774,356	809,513

Series 2015-M3, Class A2, 2.72%, 10/25/2024	1,000,000	1,019,817

Series 2017-M7, Class A2, 2.96%, 2/25/2027 (i)	278,000	288,363

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (i)	389,000	405,133

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (i)	335,000	349,183

Series 2017-M12, Class A2, 3.08%, 6/25/2027 (i)	381,000	398,547

Series 2018-M10, Class A2, 3.38%, 7/25/2028 (i)	460,000	490,976

Series 2017-M5, Class A2, 3.18%, 4/25/2029 (i)	305,000	320,573

Series 2018-M3, Class A2, 3.09%, 2/25/2030 (i)	185,000	194,266

FREMF Mortgage Trust

Series 2014-K40, Class C, 4.07%, 11/25/2047 (b) (i)	168,000	175,297

Series 2015-K44, Class B, 3.68%, 1/25/2048 (b) (i)	640,000	657,152

Series 2015-K45, Class B, 3.59%, 4/25/2048 (b) (i)	500,000	512,817

Series 2016-K722, Class B, 3.84%, 7/25/2049 (b) (i)	110,000	113,739

Series 2016-K59, Class B, 3.58%, 11/25/2049 (b) (i)	180,000	182,033

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2018-K730, Class B, 3.80%, 2/25/2050 (b) (i)	551,000	566,102

Series 2019-K102, Class B, 3.65%, 12/25/2051 (b) (i)	750,000	735,402

Morgan Stanley Capital I Trust Series 2006-IQ12, Class X1, IO, 0.71%, 12/15/2043 ‡ (b) (i)	50,470	1

MRCD MARK Mortgage Trust

Series 2019-PARK, Class A, 2.72%, 12/15/2036 (b)	740,000	743,016

Series 2019-PARK, Class D, 2.72%, 12/15/2036 (b)	487,000	469,682

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (b)	116,000	118,582

UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class A4, 3.53%, 5/10/2063	104,000	106,695

VNDO Mortgage Trust Series 2013-PENN, Class A, 3.81%, 12/13/2029 (b)	200,000	201,976

WFRBS Commercial Mortgage Trust Series 2011-C3, Class A4, 4.38%, 3/15/2044 (b)	110,000	111,874

Total Commercial Mortgage-Backed Securities (Cost $17,088,917)		17,733,047

U.S. Government Agency Securities — 3.4%

FNMA, STRIPS 16.64%, 3/23/2028 (a)	630,000	521,664

Resolution Funding Corp. STRIPS

14.16%, 7/15/2020 (a)	4,100,000	4,062,248

2.04%, 10/15/2020 (a)	8,000,000	7,890,374

DN, 3.05%, 1/15/2026 (a)	13,000	11,387

DN, 2.84%, 10/15/2027 (a)	15,000	12,550

Tennessee Valley Authority

5.88%, 4/1/2036	140,000	197,369

4.63%, 9/15/2060	93,000	127,335

4.25%, 9/15/2065	101,000	130,905

Total U.S. Government Agency Securities (Cost $12,639,633)		12,953,832

Foreign Government Securities — 0.3%

Republic of Colombia (Colombia) 7.38%, 9/18/2037	100,000	142,000

United Mexican States (Mexico)

3.60%, 1/30/2025	200,000	209,250

4.13%, 1/21/2026	200,000	213,563

3.75%, 1/11/2028	280,000	290,850

4.75%, 3/8/2044	50,000	55,172

4.35%, 1/15/2047	58,000	61,226

Total Foreign Government Securities (Cost $925,802)		972,061

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — 0.1% (j)

New York — 0.1%

Other Revenue — 0.0% (c)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series D, Rev., 5.60%, 3/15/2040	30,000	37,971

Transportation — 0.1%

Port Authority of New York and New Jersey, Consolidated Series 164, Rev., 5.65%, 11/1/2040	130,000	173,531

Total New York		211,502

Ohio — 0.0% (c)

Education — 0.0% (c)

Ohio State University, General Receipts Series A, Rev., 4.80%, 6/1/2111	98,000	124,226

Total Municipal Bonds (Cost $256,175)		335,728

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 4.5%

Investment Companies — 4.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.70% (k) (l) (Cost $17,075,237)	17,070,739	17,075,860

Investment of cash collateral from securities loaned — 0.0% (c)

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (k) (l) (Cost $52,258)	52,258	52,258

Total Short-Term Investments (Cost $17,127,495)		17,128,118

Total Investments — 99.7% (Cost $365,038,753)		379,223,353
Other Assets Less Liabilities — 0.3%		1,236,460

NET ASSETS — 100.0%		380,459,813

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2019.
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
ESOP	Employee Stock Ownership Program
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate

PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	The rate shown is the effective yield as of December 31, 2019.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2019.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2019.
(f)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	33

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

(g)	Security is an interest bearing note with preferred security characteristics.
(h)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is $50,508.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2019.
(j)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of December 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019

JPMorgan Insurance Trust Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$362,095,235
Investments in affiliates, at value	17,075,860
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	52,258
Cash	6,388
Receivables:
Investment securities sold	14,907
Portfolio shares sold	73,932
Interest from non-affiliates	1,725,342
Dividends from affiliates	20,375
Securities lending income (See Note 2.C.)	124

Total Assets	381,064,421

LIABILITIES:
Payables:
Collateral received on securities loaned (See Note 2.C.)	52,258
Portfolio shares redeemed	252,996
Accrued liabilities:
Investment advisory fees	125,530
Administration fees	23,988
Distribution fees	45,812
Custodian and accounting fees	30,499
Trustees’ and Chief Compliance Officer’s fees	136
Audit fees	49,432
Other	23,957

Total Liabilities	604,608

Net Assets	$380,459,813

NET ASSETS:
Paid-in-Capital	$358,231,005
Total distributable earnings (loss)	22,228,808

Total Net Assets	$380,459,813

Net Assets:
Class 1	$162,192,356
Class 2	218,267,457

Total	$380,459,813

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	14,435,707
Class 2	19,674,312
Net Asset Value, offering and redemption price per share (a):
Class 1	$11.24
Class 2	11.09

Cost of investments in non-affiliates	$347,911,258
Cost of investments in affiliates	17,075,237
Investment securities on loan, at value (See Note 2.C.)	50,508
Cost of investment of cash collateral (See Note 2.C.)	52,258

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	35

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

JPMorgan Insurance Trust Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$10,983,134
Interest income from affiliates	123
Dividend income from affiliates	167,447
Income from securities lending (net) (See Note 2.C.)	606

Total investment income	11,151,310

EXPENSES:
Investment advisory fees	1,360,352
Administration fees	255,067
Distribution fees — Class 2	453,523
Custodian and accounting fees	144,624
Interest expense to affiliates	125
Professional fees	98,865
Trustees’ and Chief Compliance Officer’s fees	26,326
Printing and mailing costs	65,208
Transfer agency fees — Class 1	2,840
Transfer agency fees — Class 2	1,453
Other	27,018

Total expenses	2,435,401

Less fees waived	(13,742)

Net expenses	2,421,659

Net investment income (loss)	8,729,651

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	616,025
Investments in affiliates	304

Net realized gain (loss)	616,329

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	16,187,304
Investments in affiliates	583

Change in net unrealized appreciation/depreciation	16,187,887

Net realized/unrealized gains (losses)	16,804,216

Change in net assets resulting from operations	$25,533,867

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Core Bond Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,729,651	$7,983,255
Net realized gain (loss)	616,329	(778,303)
Change in net unrealized appreciation/depreciation	16,187,887	(7,243,012)

Change in net assets resulting from operations	25,533,867	(38,060)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(3,946,407)	(4,186,764)
Class 2	(4,091,695)	(3,289,708)

Total distributions to shareholders	(8,038,102)	(7,476,472)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	54,640,877	21,173,475

NET ASSETS:
Change in net assets	72,136,642	13,658,943
Beginning of period	308,323,171	294,664,228

End of period	$380,459,813	$308,323,171

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$25,619,828	$30,672,544
Distributions reinvested	3,946,407	4,186,764
Cost of shares redeemed	(34,012,333)	(43,702,909)

Change in net assets resulting from Class 1 capital transactions	$(4,446,098)	$(8,843,601)

Class 2
Proceeds from shares issued	$77,161,214	$50,243,204
Distributions reinvested	4,091,695	3,289,708
Cost of shares redeemed	(22,165,934)	(23,515,836)

Change in net assets resulting from Class 2 capital transactions	$59,086,975	$30,017,076

Total change in net assets resulting from capital transactions	$54,640,877	$21,173,475

SHARE TRANSACTIONS:
Class 1
Issued	2,328,365	2,896,449
Reinvested	366,086	401,416
Redeemed	(3,102,651)	(4,121,806)

Change in Class 1 Shares	(408,200)	(823,941)

Class 2
Issued	7,067,370	4,788,846
Reinvested	383,837	318,770
Redeemed	(2,037,560)	(2,241,131)

Change in Class 2 Shares	5,413,647	2,866,485

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Year Ended December 31, 2019	$10.66	$0.30	$0.56	$0.86		$(0.28)	$—	$(0.28)
Year Ended December 31, 2018	10.94	0.29	(0.29)	—	(e)	(0.26)	(0.02)	(0.28)
Year Ended December 31, 2017	10.84	0.29	0.09	0.38		(0.28)	—	(0.28)
Year Ended December 31, 2016	10.91	0.30	(0.07)	0.23		(0.30)	—	(0.30)
Year Ended December 31, 2015	11.19	0.34	(0.21)	0.13		(0.41)	—	(0.41)

Class 2
Year Ended December 31, 2019	10.53	0.27	0.55	0.82		(0.26)	—	(0.26)
Year Ended December 31, 2018	10.82	0.26	(0.29)	(0.03)		(0.24)	(0.02)	(0.26)
Year Ended December 31, 2017	10.73	0.26	0.09	0.35		(0.26)	—	(0.26)
Year Ended December 31, 2016	10.81	0.27	(0.07)	0.20		(0.28)	—	(0.28)
Year Ended December 31, 2015	11.10	0.31	(0.21)	0.10		(0.39)	—	(0.39)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.24	8.18%	$162,192,356	0.58%	2.70%	0.58%	20%
10.66	0.05	158,166,910	0.56	2.76	0.61	20
10.94	3.57	171,382,596	0.57	2.66	0.63	21
10.84	2.12	176,565,657	0.59	2.73	0.64	29
10.91	1.12	178,547,019	0.59	3.08	0.61	20

11.09	7.87	218,267,457	0.83	2.45	0.83	20
10.53	(0.23)	150,156,261	0.81	2.51	0.85	20
10.82	3.30	123,281,632	0.82	2.41	0.87	21
10.73	1.84	73,940,156	0.84	2.47	0.89	29
10.81	0.86	58,993,588	0.84	2.83	0.86	20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2019.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$34,607,141	$10,224,707	$44,831,848
Collateralized Mortgage Obligations	—	31,816,124	2,958,863	34,774,987
Commercial Mortgage-Backed Securities	—	17,335,577	397,470	17,733,047
Corporate Bonds	—	86,832,699	—	86,832,699
Foreign Government Securities	—	972,061	—	972,061
Mortgage-Backed Securities	—	69,412,623	—	69,412,623
Municipal Bonds	—	335,728	—	335,728
U.S. Government Agency Securities	—	12,953,832	—	12,953,832
U.S. Treasury Obligations	—	94,248,410	—	94,248,410
Short-Term Investments
Investment Companies	17,075,860	—	—	17,075,860
Investment of cash collateral from securities loaned	52,258	—	—	52,258

Total Short-Term Investments	17,128,118	—	—	17,128,118

Total Investments in Securities	$17,128,118	$348,514,195	$13,581,040	$379,223,353

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2018		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2019
Investments in Securities
Asset-Backed Securities	$4,638,007		$145	$34,611	$(672)	$6,303,593	$(2,630,548)	$2,701,404	$(821,833)	$10,224,707
Collateralized Mortgage Obligations	1,660,192		(14)	59,131	(53,720)	3,267,374	(988,358)	14,258	(1,000,000)	2,958,863
Commercial Mortgage-Backed Securities	300,035		—	2,285	(874)	983	(49)	95,090	—	397,470
Corporate Bonds—Banks	—	(a)	(350,000)	350,000	—	—	—	—	—	—

Total	$6,598,234		$(349,869)	$446,027	$(55,266)	$9,571,950	$(3,618,955)	$2,810,752	$(1,821,833)	$13,581,040

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2019, which were valued using significant unobservable inputs (level 3) amounted to $95,681. This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended December 31, 2019.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$8,047,831	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 31.00% (10.02%)
			Constant Default Rate	0.00% - 4.50% (0.09%)
			Yield (Discount Rate of Cash Flows)	2.24% - 4.67% (3.59%)

Asset-Backed Securities	8,047,831

	1,362,792	Discounted Cash Flow	Constant Prepayment Rate	3.00% - 100.00% (81.57%)
			Constant Default Rate	0.00% - 10.43% (0.61%)
			Yield (Discount Rate of Cash Flows)	2.45% - 20.17% (4.40%)

Collateralized Mortgage Obligations	1,362,792

	98,521	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.32%)
			Yield (Discount Rate of Cash Flows)	2.12% - 4.74% (4.74%)

Commercial Mortgage-Backed Securities	98,521

Total	$9,509,144

#

The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At December 31, 2019, the value of these investments was $4,071,896. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Portfolio.

As of December 31, 2019, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A or Regulation S under the Securities Act.

C. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2019.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$50,508	$(50,508)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the year ended December 31, 2019, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$47

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the year ended December 31, 2019
Security Description	Value at December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.70% (a) (b)	$1,407,177	$98,824,535	$83,156,739	$304	$583	$17,075,860	17,070,739	$167,447		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	—	245,645	193,387	—	—	52,258	52,258	1,346	*	—

Total	$1,407,177	$99,070,180	$83,350,126	$304	$583	$17,128,118		$168,793		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$56,840	$(39,034)	$(17,806)

The reclassifications for the Portfolio relate primarily to callable bonds.

I. Recent Accounting Pronouncement — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Portfolio has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced by $56,840 and unrealized appreciation of investments was increased by $56,840. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2019, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. The Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2019 and is in place until at least April 30, 2020.

For the year ended December 31, 2019, the Portfolio’s service providers did not waive and/or reimburse fees for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2019 was $13,742.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2019, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$91,820,750	$58,755,055	$13,803,887	$7,924,961

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$365,104,813	$14,830,939	$712,399	$14,118,540

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to callable bonds.

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Ordinary Income*	Total Distributions Paid
$8,038,102	$8,038,102

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$6,984,435	$492,037	$7,476,472

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$8,375,315	$(173,388)	$14,061,700

The cumulative timing differences primarily consist of callable bonds.

As of December 31, 2019, the Portfolio had the following net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$141,276	$32,112

During the year ended December 31, 2019, the Portfolio utilized capital loss carryforwards as follows:

Capital Loss Utilized
Short-Term	Long-Term
$208,297	$396,709

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2019, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which owned 69.2% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Core Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Core Bond Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included physical inspection of securities owned as of December 31, 2019 and held by the custodian and confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2020

We have served as the auditor of one or more investment companies in JPMorgan Funds complex since 1993.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.(3)	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	128	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	128	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	128	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman (2013-2019); Trustee of Trust (2005-2019); Trustee of heritage J.P. Morgan Funds (2003-2019).(4)	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	128	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	128	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	128	None

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	49

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	128	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	128	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	128	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	128	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	128	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	128	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	128	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

50	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (128 funds).

(3)	Mr. Finn became chairman of the Trust effective January 1, 2020.
(4)	Dr. Goldstein retired from the Board of Trustees effective the close of business on December 31, 2019.

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	51

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

52	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,021.80	$2.90	0.57%
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class 2
Actual	1,000.00	1,020.20	4.18	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

54	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that certain J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for the J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the first, fifth and fourth quintiles, based upon the Peer Group, and in the first, third and third quintiles ,based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances. They requested, however, that the Portfolio’s Adviser provide additional Portfolio performance information to be reviewed with the members of the Board’s fixed income committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class 1 shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

56	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Portfolio filed a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	AN-JPMITCBP-1219

Annual Report

JPMorgan Insurance Trust

December 31, 2019

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Our goal remains being the most trusted asset manager in the world by using our unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

In the first half of 2019, equity markets largely experienced steady gains, bolstered by the U.S. Federal Reserve’s decision to hold off increases in interest rates as well as investor optimism over U.S.-China trade negotiations and continued growth in corporate earnings. In the second half of the year, global equity prices were also supported by an initial U.S.-China trade agreement and by accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, the U.S. elections and the late-economic-cycle backdrop. On the other hand, leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should also support financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Our goal remains to be the most trusted asset manager in the world by using our unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	26.76%
Russell Midcap Value Index	27.06%

Net Assets as of 12/31/2019	$494,297,161

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

Global equity markets provided strong returns for 2019, supported by low interest rates, strong corporate earnings and continued global economic growth. An apparent easing in U.S.-China trade tensions also bolstered global financial markets toward the end of the year. U.S. equity generally outperformed other developed markets and emerging markets equity. Global bond markets also provided positive returns for the year, led by emerging markets debt and high yield bonds (also known as “junk bonds”) amid investor demand for higher yielding fixed income assets.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended December 31, 2019. The Portfolio’s security selection in the energy and consumer discretionary sector was a leading detractor from performance relative to the Benchmark, while the Portfolio’s security selection in the materials and utilities sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s underweight positions in Worldplay Inc.,

Tyson Foods Inc. and State Street Corp., none of which were held by the Portfolio. Shares of Worldplay, an electronic payments processing company, rose after the company agreed to be acquired by Fidelity National Information Services Inc. Shares of Tyson Foods, a food processor, rose after China lifted its ban on imports of U.S.-raised chicken. Shares of State Street, a banking and financial services company not held in the Fund, rose after the company reported better-than-expected earnings for the third quarter of 2019.

Leading individual contributors to performance included the Portfolio’s out-of-Benchmark position in CDW Corp. and its overweight positions in AutoZone Inc. and WEC Energy Group Inc. Shares of CDW, a provider of information technology and services, rose following the company’s initial public offering in June and the its inclusion in the S&P 500 Index.

Shares of AutoZone, an automotive parts retailer, rose amid five consecutive quarters of strong sales growth and better-than-expected earnings for its fiscal first quarter. WEC Energy, a natural gas and electricity utility, rose after the company raised its earnings forecast for the full year 2019.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained large overweight positions in the consumer discretionary and financials sectors, while maintaining underweight positions in the industrials and materials sectors.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Xcel Energy, Inc.	2.1%
2.	WEC Energy Group, Inc.	2.1
3.	CMS Energy Corp.	2.1
4.	M&T Bank Corp.	1.9
5.	Loews Corp.	1.9
6.	Diamondback Energy, Inc.	1.7
7.	Williams Cos., Inc. (The)	1.6
8.	Sempra Energy	1.6
9.	T. Rowe Price Group, Inc.	1.6
10.	AutoZone, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.9%
Real Estate	14.1
Consumer Discretionary	12.0
Utilities	10.9
Industrials	8.9
Information Technology	6.7
Health Care	6.6
Energy	5.4
Materials	4.8
Consumer Staples	3.9
Communication Services	2.9
Short-Term Investments	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Portfolio’s composition is subject to change.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	26.76%	7.26%	12.62%

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from December 31, 2009 to December 31, 2019. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.9%

Auto Components — 0.8%

BorgWarner, Inc.	90,600	3,930,228

Banks — 9.1%

Citizens Financial Group, Inc.	137,890	5,599,713

Comerica, Inc.	24,890	1,785,858

Fifth Third Bancorp	236,600	7,273,084

First Republic Bank	46,520	5,463,774

Huntington Bancshares, Inc.	271,240	4,090,299

M&T Bank Corp.	56,188	9,537,913

TCF Financial Corp.	37,350	1,747,980

Truist Financial Corp.	130,678	7,359,785

Zions Bancorp NA	40,460	2,100,683

		44,959,089

Beverages — 1.3%

Constellation Brands, Inc., Class A	21,510	4,081,522

Keurig Dr Pepper, Inc.	74,261	2,149,856

		6,231,378

Building Products — 0.9%

Fortune Brands Home & Security, Inc.	67,710	4,424,171

Capital Markets — 5.1%

Ameriprise Financial, Inc.	36,840	6,136,807

Northern Trust Corp.	54,490	5,789,018

Raymond James Financial, Inc.	59,600	5,331,816

T. Rowe Price Group, Inc.	64,350	7,840,404

		25,098,045

Chemicals — 1.2%

Sherwin-Williams Co. (The)	10,093	5,889,669

Communications Equipment — 0.3%

CommScope Holding Co., Inc. *	90,330	1,281,783

Construction Materials — 1.0%

Martin Marietta Materials, Inc.	18,130	5,069,873

Consumer Finance — 0.1%

Ally Financial, Inc.	22,960	701,658

Containers & Packaging — 2.6%

Ball Corp.	58,200	3,763,794

Silgan Holdings, Inc.	164,580	5,115,146

Westrock Co.	93,700	4,020,667

		12,899,607

Distributors — 0.7%

Genuine Parts Co.	30,849	3,277,088

Electric Utilities — 4.3%

Edison International	76,110	5,739,455

INVESTMENTS	SHARES	VALUE($)

Electric Utilities — continued

Entergy Corp.	41,870	5,016,026

Xcel Energy, Inc.	166,570	10,575,529

		21,331,010

Electrical Equipment — 2.7%

Acuity Brands, Inc.	34,050	4,698,900

AMETEK, Inc.	56,710	5,656,256

Hubbell, Inc.	21,860	3,231,345

		13,586,501

Electronic Equipment, Instruments & Components — 4.2%

Amphenol Corp., Class A	45,480	4,922,300

Arrow Electronics, Inc. *	47,350	4,012,439

CDW Corp.	37,000	5,285,080

Keysight Technologies, Inc. *	29,590	3,036,822

SYNNEX Corp.	26,740	3,444,112

		20,700,753

Equity Real Estate Investment Trusts (REITs) — 12.3%

American Campus Communities, Inc.	58,870	2,768,656

American Homes 4 Rent, Class A	121,860	3,193,951

AvalonBay Communities, Inc.	32,160	6,743,952

Boston Properties, Inc.	46,590	6,422,898

Brixmor Property Group, Inc.	192,340	4,156,467

Essex Property Trust, Inc.	13,350	4,016,481

Federal Realty Investment Trust	39,600	5,097,708

JBG SMITH Properties	52,582	2,097,496

Kimco Realty Corp.	174,380	3,611,410

Outfront Media, Inc.	123,477	3,311,653

Rayonier, Inc.	121,655	3,985,418

Regency Centers Corp.	44,670	2,818,230

Ventas, Inc.	38,000	2,194,120

Vornado Realty Trust	72,424	4,816,196

Weyerhaeuser Co.	109,090	3,294,518

WP Carey, Inc.	29,450	2,357,178

		60,886,332

Food & Staples Retailing — 0.7%

Kroger Co. (The)	112,944	3,274,247

Food Products — 0.9%

Post Holdings, Inc. *	39,981	4,361,927

Gas Utilities — 0.8%

National Fuel Gas Co.	89,660	4,172,776

Health Care Equipment & Supplies — 1.4%

Zimmer Biomet Holdings, Inc.	45,990	6,883,783

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Health Care Providers & Services — 5.2%

AmerisourceBergen Corp.	57,040	4,849,541

Cigna Corp.	20,790	4,251,347

Henry Schein, Inc. *	54,120	3,610,886

Humana, Inc.	7,170	2,627,948

Laboratory Corp. of America Holdings *	32,510	5,499,717

Universal Health Services, Inc., Class B	33,971	4,873,480

		25,712,919

Hotels, Restaurants & Leisure — 0.8%

Hilton Worldwide Holdings, Inc.	37,306	4,137,608

Household Durables — 1.6%

Mohawk Industries, Inc. *	35,450	4,834,671

Newell Brands, Inc.	163,959	3,151,292

		7,985,963

Household Products — 0.7%

Energizer Holdings, Inc.	72,690	3,650,492

Industrial Conglomerates — 0.7%

Carlisle Cos., Inc.	21,530	3,484,415

Insurance — 7.6%

Alleghany Corp.*	4,798	3,836,337

Hartford Financial Services Group, Inc. (The)	106,520	6,473,220

Lincoln National Corp.	62,270	3,674,553

Loews Corp.	181,470	9,525,360

Marsh & McLennan Cos., Inc.	44,060	4,908,725

Principal Financial Group, Inc.	21,220	1,167,100

Progressive Corp. (The)	53,480	3,871,417

Unum Group	24,150	704,214

WR Berkley Corp.	46,915	3,241,827

		37,402,753

Internet & Direct Marketing Retail — 1.0%

Expedia Group, Inc.	47,900	5,179,906

IT Services — 0.9%

Jack Henry & Associates, Inc.	30,910	4,502,660

Machinery — 4.1%

IDEX Corp.	27,100	4,661,200

ITT, Inc.	38,530	2,847,753

Lincoln Electric Holdings, Inc.	30,500	2,950,265

Middleby Corp. (The) *	38,310	4,195,711

Snap-on, Inc.	31,630	5,358,122

		20,013,051

Media — 2.9%

DISH Network Corp., Class A *	89,920	3,189,462

Liberty Broadband Corp., Class C *	26,390	3,318,543

INVESTMENTS	SHARES	VALUE($)

Media — continued

Liberty Media Corp.-Liberty SiriusXM, Class C *	108,130	5,205,378

ViacomCBS, Inc.	57,714	2,422,257

		14,135,640

Multiline Retail — 1.1%

Kohl’s Corp.	63,650	3,242,968

Nordstrom, Inc.	51,880	2,123,448

		5,366,416

Multi-Utilities — 5.7%

CMS Energy Corp.	161,270	10,134,207

Sempra Energy	52,090	7,890,593

WEC Energy Group, Inc.	111,500	10,283,645

		28,308,445

Oil, Gas & Consumable Fuels — 5.4%

Cabot Oil & Gas Corp.	223,210	3,886,086

Diamondback Energy, Inc.	91,650	8,510,619

EQT Corp.	136,800	1,491,120

Equitrans Midstream Corp.	126,288	1,687,208

PBF Energy, Inc., Class A	106,000	3,325,220

Williams Cos., Inc. (The)	337,160	7,997,435

		26,897,688

Personal Products — 0.3%

Coty, Inc., Class A	133,402	1,500,772

Real Estate Management & Development — 1.7%

CBRE Group, Inc., Class A *	108,860	6,672,029

Cushman & Wakefield plc *	92,270	1,885,999

		8,558,028

Semiconductors & Semiconductor Equipment — 0.5%

Analog Devices, Inc.	19,570	2,325,699

Software — 0.9%

Synopsys, Inc. *	30,980	4,312,416

Specialty Retail — 4.2%

AutoZone, Inc. *	6,328	7,538,610

Best Buy Co., Inc.	63,000	5,531,400

Gap, Inc. (The)	150,830	2,666,674

Tiffany & Co.	36,950	4,938,368

		20,675,052

Textiles, Apparel & Luxury Goods — 1.7%

PVH Corp.	37,260	3,917,889

Ralph Lauren Corp.	39,740	4,658,323

		8,576,212

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Trading Companies & Distributors — 0.5%

MSC Industrial Direct Co., Inc., Class A	30,210	2,370,579

Total Common Stocks (Cost $285,350,218)		484,056,632

Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.47% (a) (b) (Cost $9,285,917)	9,285,917	9,285,917

Total Investments — 99.8% (Cost $294,636,135)		493,342,549
Other Assets Less Liabilities — 0.2%		954,612

NET ASSETS — 100.0%		494,297,161

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019

JPMorgan Insurance Trust Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$484,056,632
Investments in affiliates, at value	9,285,917
Receivables:
Investment securities sold	1,003,571
Portfolio shares sold	237,922
Dividends from non-affiliates	1,004,632
Dividends from affiliates	10,330
Securities lending income (See Note 2.B.)	115

Total Assets	495,599,119

LIABILITIES:
Payables:
Portfolio shares redeemed	925,879
Accrued liabilities:
Investment advisory fees	267,945
Administration fees	31,122
Custodian and accounting fees	4,832
Trustees’ and Chief Compliance Officer’s fees	129
Other	72,051

Total Liabilities	1,301,958

Net Assets	$494,297,161

NET ASSETS:
Paid-in-Capital	$265,932,509
Total distributable earnings (loss)	228,364,652

Total Net Assets	$494,297,161

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):	41,838,995

Net Asset Value, offering and redemption price per share (a):	$11.81

Cost of investments in non-affiliates	$285,350,218
Cost of investments in affiliates	9,285,917

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

JPMorgan Insurance Trust Mid Cap Value Portfolio
INVESTMENT INCOME:
Interest income from affiliates	$23
Dividend income from non-affiliates	9,770,384
Dividend income from affiliates	211,969
Income from securities lending (net) (See Note 2.B.)	5,881

Total investment income	9,988,257

EXPENSES:
Investment advisory fees	3,134,962
Administration fees	361,642
Custodian and accounting fees	29,620
Professional fees	63,380
Trustees’ and Chief Compliance Officer’s fees	27,132
Printing and mailing costs	33,229
Transfer agency fees	5,960
Other	36,219

Total expenses	3,692,144

Less fees waived	(20,267)

Net expenses	3,671,877

Net investment income (loss)	6,316,380

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	26,400,545
Change in net unrealized appreciation/depreciation on investments in non-affiliates	80,490,442

Net realized/unrealized gains (losses)	106,890,987

Change in net assets resulting from operations	$113,207,367

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,316,380	$7,654,216
Net realized gain (loss)	26,400,545	32,264,800
Change in net unrealized appreciation/depreciation	80,490,442	(100,081,688)

Change in net assets resulting from operations	113,207,367	(60,162,672)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(40,130,971)	(13,937,911)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(24,741,858)	(52,456,584)

NET ASSETS:
Change in net assets	48,334,538	(126,557,167)
Beginning of period	445,962,623	572,519,790

End of period	$494,297,161	$445,962,623

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$35,723,954	$54,893,870
Distributions reinvested	40,130,971	13,937,911
Cost of shares redeemed	(100,596,783)	(121,288,365)

Change in net assets resulting from capital transactions	$(24,741,858)	$(52,456,584)

SHARE TRANSACTIONS:
Issued	3,179,998	4,755,656
Reinvested	3,736,589	1,220,483
Redeemed	(8,985,068)	(10,462,849)

Change in Shares	(2,068,481)	(4,486,710)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Mid Cap Value Portfolio
Year Ended December 31, 2019	$10.16	$0.15	$2.47	$2.62	$(0.19)	$(0.78)	$(0.97)
Year Ended December 31, 2018	11.83	0.17	(1.54)	(1.37)	(0.11)	(0.19)	(0.30)
Year Ended December 31, 2017	10.98	0.11	1.34	1.45	(0.09)	(0.51)	(0.60)
Year Ended December 31, 2016	10.19	0.10	1.33	1.43	(0.09)	(0.55)	(0.64)
Year Ended December 31, 2015	11.41	0.09	(0.34)	(0.25)	(0.11)	(0.86)	(0.97)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.81	26.76%	$494,297,161	0.76%	1.31%	0.77%	10%
10.16	(11.84)	445,962,623	0.76	1.43	0.77	13
11.83	13.76	572,519,790	0.77	0.95	0.78	14
10.98	14.69	544,169,517	0.77	0.95	0.78	28
10.19	(2.66)	436,189,204	0.77	0.87	0.77	17

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF December 31, 2019 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversification Classification
JPMorgan Insurance Trust Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Portfolio is calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$493,342,549	$–	$–	$493,342,549

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers into or out of level 3 for the year ended December 31, 2019.

B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the year ended December 31, 2019, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$1,541

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

The Portfolio did not have any securities out on loan at December 31, 2019.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the year ended December 31, 2019
Security Description	Value at December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares (a)	$9,000,000	$—	$9,000,000	$—	$—	$—	—	$640	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	5,484,986	44,756,520	50,241,506	—	—	—	—	38,553	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.47% (a) (b)	5,445,508	59,788,140	55,947,731	—	—	9,285,917	9,285,917	211,969		—

Total	$19,930,494	$104,544,660	$115,189,237	$—	$—	$9,285,917		$251,162		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$67,672	$(67,672)

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2019, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the year ended December 31, 2019 and is in place until at least April 30, 2020.

For the year ended December 31, 2019, the Portfolio’s service providers did not waive/reimburse fees for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser and/or the Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2019 was $20,267.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

4. Investment Transactions

During the year ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$44,952,660	$107,156,811

During the year ended December 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$296,409,320	$207,885,691	$10,952,462	$196,933,229

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$9,268,869	$30,862,102	$40,130,971

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$6,860,963	$7,076,948	$13,937,911

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$5,777,964	$25,608,375	$196,933,229

The cumulative timing differences primarily consist of wash sale loss deferrals.

At December 31, 2019, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2019, the Portfolio had two individual shareholder and/or non-affiliated omnibus accounts, which owned 76.5% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Mid Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Mid Cap Value Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.(3)	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	128	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	128	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	128	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman (2013-2019); Trustee of Trust (2005-2019); Trustee of heritage J.P. Morgan Funds (2003-2019).(4)	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	128	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	128	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	128	None

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	128	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	128	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	128	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	128	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	128	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	128	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	128	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (128 funds).

(3)	Mr. Finn became chairman of the Trust effective January 1, 2020.

(4)	Dr. Goldstein retired from the Board of Trustees effective the close of business on December 31, 2019.

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	23

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio

JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,070.70	$3.97	0.76%
Hypothetical	1,000.00	1,021.37	3.87	0.76

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that certain J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for the J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the third, fourth and third quintiles, based upon the Peer Group, and in the third, third and second quintiles, based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances. They requested, however, that the Portfolio’s Adviser provide additional Portfolio performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

TAX LETTER

(Unaudited)

Dividends Received Deduction (DRD)

The Portfolio had 83.86%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2019.

Long Term Capital Gain

The Portfolio distributed $30,862,102, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2019.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Portfolio filed a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	AN-JPMITMCVP-1219

Annual Report

JPMorgan Insurance Trust

December 31, 2019

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Our goal remains being the most trusted asset manager in the world by using our unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

In the first half of 2019, equity markets largely experienced steady gains, bolstered by the U.S. Federal Reserve’s decision to hold off increases in interest rates as well as investor optimism over U.S.-China trade negotiations and continued growth in corporate earnings. In the second half of the year, global equity prices were also supported by an initial U.S.-China trade agreement and by accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, the U.S. elections and the late-economic-cycle backdrop. On the other hand, leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should also support financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Our goal remains to be the most trusted asset manager in the world by using our unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	24.58%
Russell 2000 Index	25.52%

Net Assets as of 12/31/2019	$200,327,703

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Global equity markets provided strong returns for 2019, supported by low interest rates, strong corporate earnings and continued global economic growth. An apparent easing in U.S.-China trade tensions also bolstered global financial markets toward the end of the year. U.S. equity generally outperformed other developed markets and emerging markets equity. Global bond markets also provided positive returns for the year, led by emerging markets debt and high yield bonds (also known as “junk bonds”) amid investor demand for higher yielding fixed income assets.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended December 31, 2019. The Portfolio’s security selection in the consumer cyclical and media sectors was a leading detractor from performance relative to the Benchmark, while the Portfolio’s security selection in the health services and retail sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in CommVault Systems Inc. and Wave Life Sciences Ltd., and its underweight position in Array BioPharma Inc. Shares of CommVault Systems, a provider of data protection and information management software, fell amid a broader decline in the data storage sector and after the company reported lower-than-expected earnings and revenue for its fiscal fourth quarter 2019. Shares of Wave Life Sciences, a Singapore drug development company, fell after the company halted development of a potential treatment for Duchenne muscular dystrophy. Shares of Array BioPharma, a drug development company not held in the Portfolio, rose after the company agreed to be acquired by Pfizer Inc. for $10.6 billion.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Tenet Healthcare Inc., Medicines Co. and Arrowhead Pharmaceuticals Corp. Shares of Tenet Healthcare, a hospitals and health care facilities operator, rose after the company reported better-than-expected results for both the second and third quarters of 2019. Shares of Medicines, a German pharmaceutical company, rose ahead of its acquisition by Novartis AG. Shares of Arrowhead Pharmaceuticals, a drug development company, rose after the company reported better-than-expected results for its fiscal year.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Deckers Outdoor Corp.	1.1%
2.	EMCOR Group, Inc.	1.1
3.	Tenet Healthcare Corp.	1.0
4.	Rent-A-Center, Inc.	1.0
5.	Essent Group Ltd.	1.0
6.	Atkore International Group, Inc.	1.0
7.	Investors Bancorp, Inc.	1.0
8.	PennyMac Financial Services, Inc.	0.9
9.	First Horizon National Corp.	0.9
10.	Vectrus, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	17.9%
Financials	17.2
Industrials	16.9
Information Technology	13.1
Consumer Discretionary	9.1
Real Estate	6.7
Materials	3.8
Utilities	3.1
Communication Services	2.7
Energy	2.6
Consumer Staples	2.3
Short-Term Investments	4.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Portfolio’s composition is subject to change.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	24.58%	7.56%	12.52%
CLASS 2 SHARES	April 24, 2009	24.26	7.26	12.23

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.6%

Aerospace & Defense — 1.0%

Moog, Inc., Class A	2,400	204,792

Vectrus, Inc. *	35,700	1,829,982

		2,034,774

Air Freight & Logistics — 0.1%

Echo Global Logistics, Inc. *	10,900	225,630

Airlines — 0.6%

SkyWest, Inc.	18,000	1,163,340

Auto Components — 0.1%

Dana, Inc.	11,900	216,580

Modine Manufacturing Co. *	3,900	30,030

		246,610

Banks — 9.3%

Ameris Bancorp	7,935	337,555

Bancorp, Inc. (The) *	34,400	446,168

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	19,700	729,294

Cathay General Bancorp	5,800	220,690

Central Valley Community Bancorp	2,200	47,674

Community Trust Bancorp, Inc.	964	44,961

ConnectOne Bancorp, Inc.	17,300	444,956

Customers Bancorp, Inc. *	30,600	728,586

Enterprise Financial Services Corp.	1,100	53,031

Financial Institutions, Inc.	13,100	420,510

First BanCorp (Puerto Rico)	141,100	1,494,249

First Bank	3,300	36,465

First Business Financial Services, Inc.	3,300	86,889

First Choice Bancorp	900	24,264

First Community Bankshares, Inc.	2,400	74,448

First Hawaiian, Inc.	6,250	180,312

First Horizon National Corp.	111,700	1,849,752

Hancock Whitney Corp.	27,400	1,202,312

Hanmi Financial Corp.	24,125	482,379

Hilltop Holdings, Inc.	2,100	52,353

IBERIABANK Corp.	14,875	1,113,096

Investors Bancorp, Inc.	163,700	1,950,486

Northeast Bank	2,900	63,771

PacWest Bancorp	17,533	670,988

Popular, Inc. (Puerto Rico)	8,100	475,875

Shore Bancshares, Inc.	4,400	76,384

Sierra Bancorp	2,150	62,608

Signature Bank	9,700	1,325,117

Sterling Bancorp	18,300	385,764

TCF Financial Corp.	24,925	1,166,490

Umpqua Holdings Corp.	56,500	1,000,050

INVESTMENTS	SHARES	VALUE($)

Banks — continued

United Community Banks, Inc.	12,700	392,176

Wintrust Financial Corp.	13,600	964,240

		18,603,893

Biotechnology — 7.5%

Acorda Therapeutics, Inc. *	6,800	13,872

Aduro Biotech, Inc. *	131,700	155,406

Akebia Therapeutics, Inc. *	24,400	154,208

Alector, Inc. * (a)	35,000	603,050

AMAG Pharmaceuticals, Inc. * (a)	4,900	59,633

Amicus Therapeutics, Inc. *	41,100	400,314

AnaptysBio, Inc. *	35,000	568,750

Arrowhead Pharmaceuticals, Inc. *	16,600	1,052,938

Assembly Biosciences, Inc. *	18,700	382,602

Atara Biotherapeutics, Inc. *	3,700	60,939

Bluebird Bio, Inc. * (a)	2,800	245,700

Blueprint Medicines Corp. *	8,800	704,968

Bridgebio Pharma, Inc. *	10,300	361,015

Catalyst Pharmaceuticals, Inc. *	86,200	323,250

Coherus Biosciences, Inc. *	26,500	477,133

Concert Pharmaceuticals, Inc. *	13,600	125,460

Dicerna Pharmaceuticals, Inc. *	40,800	898,824

Esperion Therapeutics, Inc. * (a)	6,200	369,706

FibroGen, Inc. *	8,700	373,143

Gritstone Oncology, Inc. * (a)	5,900	52,923

Heron Therapeutics, Inc. *	31,900	749,650

Homology Medicines, Inc. *	15,900	329,130

Immunomedics, Inc. *	33,900	717,324

Insmed, Inc. * (a)	18,700	446,556

Jounce Therapeutics, Inc. *	16,700	145,791

Kura Oncology, Inc. *	2,400	33,000

Medicines Co. (The) *	5,800	492,652

MeiraGTx Holdings plc *	14,200	284,284

Myriad Genetics, Inc. *	53,300	1,451,359

Principia Biopharma, Inc. *	600	32,868

Radius Health, Inc. *	2,100	42,336

Rhythm Pharmaceuticals, Inc. * (a)	10,500	241,080

Sage Therapeutics, Inc. *	9,000	649,710

Sarepta Therapeutics, Inc. *	3,900	503,256

Sutro Biopharma, Inc. *	4,900	53,900

Syros Pharmaceuticals, Inc. *	90,518	625,479

TCR2 Therapeutics, Inc. *	10,000	142,800

Viela Bio, Inc. * (a)	12,600	342,090

Xencor, Inc. *	8,000	275,120

Y-mAbs Therapeutics, Inc. *	1,500	46,875

		14,989,094

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Building Products — 1.6%

Advanced Drainage Systems, Inc.	8,700	337,908

Builders FirstSource, Inc. *	53,400	1,356,894

CSW Industrials, Inc.	4,200	323,400

JELD-WEN Holding, Inc. *	6,000	140,460

Quanex Building Products Corp.	7,800	133,224

Universal Forest Products, Inc.	20,300	968,310

		3,260,196

Capital Markets — 1.7%

BGC Partners, Inc., Class A	14,100	83,754

Blucora, Inc. *	39,300	1,027,302

Brightsphere Investment Group, Inc.	5,400	55,188

Federated Investors, Inc., Class B	35,700	1,163,463

Focus Financial Partners, Inc., Class A *	22,400	660,128

Houlihan Lokey, Inc.	5,800	283,446

Moelis & Co., Class A	4,500	143,640

		3,416,921

Chemicals — 1.7%

AdvanSix, Inc. *	2,500	49,900

FutureFuel Corp.	13,000	161,070

Koppers Holdings, Inc. *	17,000	649,740

Kraton Corp. *	15,900	402,588

PolyOne Corp.	10,200	375,258

Stepan Co.	9,100	932,204

Trinseo SA	16,900	628,849

Tronox Holdings plc, Class A	16,200	185,004

Valhi, Inc.	6,300	11,781

		3,396,394

Commercial Services & Supplies — 3.0%

ABM Industries, Inc.	21,200	799,452

ACCO Brands Corp.	111,500	1,043,640

Herman Miller, Inc.	1,900	79,135

HNI Corp.	21,400	801,644

Kimball International, Inc., Class B	18,200	376,194

Knoll, Inc.	42,800	1,081,128

Quad/Graphics, Inc.	21,100	98,537

RR Donnelley & Sons Co.	41,600	164,320

Steelcase, Inc., Class A	42,000	859,320

UniFirst Corp.	4,000	807,920

		6,111,290

Communications Equipment — 0.8%

Cambium Networks Corp. *	49,300	430,882

Ciena Corp. *	4,350	185,702

Comtech Telecommunications Corp.	8,900	315,861

Extreme Networks, Inc. *	32,400	238,788

INVESTMENTS	SHARES	VALUE($)

Communications Equipment — continued

Lumentum Holdings, Inc. *	5,900	467,870

		1,639,103

Construction & Engineering — 2.5%

Comfort Systems USA, Inc.	9,700	483,545

EMCOR Group, Inc.	25,075	2,163,973

Great Lakes Dredge & Dock Corp. *	55,600	629,948

MasTec, Inc. *	25,400	1,629,664

Sterling Construction Co., Inc. *	5,100	71,808

		4,978,938

Consumer Finance — 0.1%

Enova International, Inc. *	8,400	202,104

Containers & Packaging — 0.1%

Berry Global Group, Inc. *	2,159	102,531

Myers Industries, Inc.	8,700	145,116

		247,647

Diversified Consumer Services — 0.8%

American Public Education, Inc. *	5,600	153,384

K12, Inc. *	34,600	704,110

Strategic Education, Inc.	2,500	397,250

WW International, Inc. *	7,700	294,217

		1,548,961

Diversified Telecommunication Services — 0.2%

IDT Corp., Class B *	14,863	107,162

Ooma, Inc. *	22,000	291,060

		398,222

Electric Utilities — 1.3%

IDACORP, Inc.	4,000	427,200

PNM Resources, Inc.	8,100	410,751

Portland General Electric Co.	21,375	1,192,511

Spark Energy, Inc., Class A	61,600	568,568

		2,599,030

Electrical Equipment — 1.4%

Atkore International Group, Inc. *	50,100	2,027,046

Encore Wire Corp.	5,700	327,180

Generac Holdings, Inc. *	5,100	513,009

		2,867,235

Electronic Equipment, Instruments & Components — 3.5%

Benchmark Electronics, Inc.	44,200	1,518,712

Fabrinet (Thailand) *	8,600	557,624

Kimball Electronics, Inc. *	4,525	79,414

Methode Electronics, Inc.	33,800	1,330,030

Sanmina Corp. *	44,600	1,527,104

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Electronic Equipment, Instruments & Components — continued

Tech Data Corp. *	3,200	459,520

Vishay Intertechnology, Inc.	58,500	1,245,465

Vishay Precision Group, Inc. *	6,800	231,200

		6,949,069

Energy Equipment & Services — 0.7%

FTS International, Inc. *	10,429	10,846

Matrix Service Co. *	18,400	420,992

Nine Energy Service, Inc. * (a)	14,400	112,608

Select Energy Services, Inc., Class A *	82,800	768,384

		1,312,830

Equity Real Estate Investment Trusts (REITs) — 6.8%

American Assets Trust, Inc.	3,600	165,240

Americold Realty Trust	27,700	971,162

Armada Hoffler Properties, Inc.	57,300	1,051,455

Ashford Hospitality Trust, Inc.	7,300	20,367

Braemar Hotels & Resorts, Inc.	5,800	51,794

CatchMark Timber Trust, Inc., Class A	13,000	149,110

Chatham Lodging Trust	6,500	119,210

City Office REIT, Inc.	36,100	488,072

CoreCivic, Inc.	5,400	93,852

CorEnergy Infrastructure Trust, Inc.	3,500	156,485

CoreSite Realty Corp.	1,500	168,180

Cousins Properties, Inc.	17,560	723,472

DiamondRock Hospitality Co.	25,100	278,108

EastGroup Properties, Inc.	3,500	464,345

First Industrial Realty Trust, Inc.	31,200	1,295,112

Front Yard Residential Corp.	4,700	57,998

GEO Group, Inc. (The)	11,950	198,489

Getty Realty Corp.	8,600	282,682

Gladstone Commercial Corp.	24,400	533,384

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	11,700	376,506

Healthcare Realty Trust, Inc.	24,200	807,554

Highwoods Properties, Inc.	2,000	97,820

Hudson Pacific Properties, Inc.	7,600	286,140

Investors Real Estate Trust	1,000	72,500

Jernigan Capital, Inc. (a)	1,700	32,538

Lexington Realty Trust	12,000	127,440

LTC Properties, Inc.	3,700	165,649

New Senior Investment Group, Inc.	67,304	514,876

Physicians Realty Trust	69,800	1,322,012

Rexford Industrial Realty, Inc.	2,400	109,608

Saul Centers, Inc.	2,600	137,228

Senior Housing Properties Trust	20,400	172,176

Sun Communities, Inc.	2,000	300,200

INVESTMENTS	SHARES	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued

Sunstone Hotel Investors, Inc.	55,025	765,948

Terreno Realty Corp.	2,400	129,936

Urban Edge Properties	9,900	189,882

Xenia Hotels & Resorts, Inc.	30,600	661,266

		13,537,796

Food & Staples Retailing — 0.9%

Grocery Outlet Holding Corp. *	8,400	272,580

Performance Food Group Co. *	24,100	1,240,668

SpartanNash Co.	5,880	83,731

US Foods Holding Corp. *	6,600	276,474

		1,873,453

Food Products — 1.0%

Sanderson Farms, Inc.	9,000	1,585,980

Simply Good Foods Co. (The) *	14,600	416,684

TreeHouse Foods, Inc. *	1,800	87,300

		2,089,964

Gas Utilities — 0.7%

New Jersey Resources Corp.	8,300	369,931

ONE Gas, Inc.	3,300	308,781

Southwest Gas Holdings, Inc.	9,100	691,327

		1,370,039

Health Care Equipment & Supplies — 2.7%

CONMED Corp.	2,400	268,392

Globus Medical, Inc., Class A *	14,200	836,096

Haemonetics Corp. *	11,900	1,367,310

Integer Holdings Corp. *	19,200	1,544,256

Masimo Corp. *	2,300	363,538

NuVasive, Inc. *	10,200	788,868

OraSure Technologies, Inc. *	31,700	254,551

		5,423,011

Health Care Providers & Services — 5.2%

Amedisys, Inc. *	2,400	400,608

American Renal Associates Holdings, Inc. *	9,600	99,552

Cross Country Healthcare, Inc. *	62,100	721,602

Encompass Health Corp.	5,600	387,912

Ensign Group, Inc. (The)	37,700	1,710,449

Magellan Health, Inc. *	14,200	1,111,150

Molina Healthcare, Inc. *	8,850	1,200,856

Owens & Minor, Inc.	187,000	966,790

Pennant Group, Inc. (The) *	18,800	621,716

Select Medical Holdings Corp. *	29,600	690,864

Tenet Healthcare Corp. *	55,700	2,118,271

Tivity Health, Inc. *	21,200	431,314

		10,461,084

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Health Care Technology — 0.1%

Livongo Health, Inc. * (a)	7,500	187,950

Hotels, Restaurants & Leisure — 1.0%

Bloomin’ Brands, Inc.	10,000	220,700

Boyd Gaming Corp.	6,200	185,628

Everi Holdings, Inc. *	61,400	824,602

Marriott Vacations Worldwide Corp.	4,000	515,040

Penn National Gaming, Inc. *	12,436	317,864

Red Robin Gourmet Burgers, Inc. * (a)	1,200	39,624

		2,103,458

Household Durables — 2.9%

Bassett Furniture Industries, Inc.	3,700	61,716

Hamilton Beach Brands Holding Co., Class A	2,400	45,840

Helen of Troy Ltd. *	9,100	1,636,089

KB Home	20,300	695,681

Lifetime Brands, Inc.	9,000	62,550

Meritage Homes Corp. *	28,300	1,729,413

Taylor Morrison Home Corp. *	75,000	1,639,500

		5,870,789

Household Products — 0.4%

Central Garden & Pet Co., Class A *	28,972	850,618

Independent Power and Renewable Electricity Producers — 0.9%

Atlantic Power Corp. *	33,300	77,589

Clearway Energy, Inc.	15,800	302,096

TerraForm Power, Inc., Class A	84,600	1,301,994

Vistra Energy Corp.	6,941	159,574

		1,841,253

Insurance — 0.3%

FedNat Holding Co.	6,500	108,095

National General Holdings Corp.	6,200	137,020

ProSight Global, Inc. *	6,500	104,845

Selective Insurance Group, Inc.	2,700	176,013

Third Point Reinsurance Ltd. (Bermuda) *	6,700	70,484

		596,457

Interactive Media & Services — 0.2%

Yelp, Inc. *	12,800	445,824

Internet & Direct Marketing Retail — 0.4%

Groupon, Inc. *	57,900	138,381

Stamps.com, Inc. *	7,800	651,456

		789,837

IT Services — 3.0%

Brightcove, Inc. *	17,100	148,599

KBR, Inc.	46,800	1,427,400

INVESTMENTS	SHARES	VALUE($)

IT Services — continued

Limelight Networks, Inc. *	51,600	210,528

ManTech International Corp., Class A	2,600	207,688

MAXIMUS, Inc.	1,500	111,585

NIC, Inc.	41,100	918,585

Perspecta, Inc.	62,200	1,644,568

Unisys Corp. *	79,500	942,870

Virtusa Corp. *	9,100	412,503

		6,024,326

Life Sciences Tools & Services — 0.3%

10X Genomics, Inc., Class A *	3,100	236,375

Adaptive Biotechnologies Corp. * (a)	7,200	215,424

Personalis, Inc. * (a)	8,500	92,650

		544,449

Machinery — 2.0%

Columbus McKinnon Corp.	13,700	548,411

Hillenbrand, Inc.	18,900	629,559

Hurco Cos., Inc.	3,300	126,588

Meritor, Inc. *	19,400	508,086

Mueller Industries, Inc.	14,200	450,850

Park-Ohio Holdings Corp.	2,800	94,220

TriMas Corp. *	7,000	219,870

Wabash National Corp.	92,100	1,352,949

		3,930,533

Marine — 0.1%

Costamare, Inc. (Monaco)	21,700	206,801

Media — 2.3%

Central European Media Enterprises Ltd., Class A (Czech Republic) *	29,900	135,447

Fluent, Inc. *	50,500	126,250

Gray Television, Inc. *	27,400	587,456

Liberty Latin America Ltd., Class A (Chile) *	70,700	1,364,510

Meredith Corp.	17,400	564,978

Nexstar Media Group, Inc., Class A	6,200	726,950

Sinclair Broadcast Group, Inc., Class A	20,800	693,472

TEGNA, Inc.	27,000	450,630

		4,649,693

Metals & Mining — 0.9%

Commercial Metals Co.	26,300	585,701

Ramaco Resources, Inc. *	6,500	23,270

Ryerson Holding Corp. *	9,900	117,117

Warrior Met Coal, Inc.	41,700	881,121

Worthington Industries, Inc.	3,500	147,630

		1,754,839

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Mortgage Real Estate Investment Trusts (REITs) — 1.2%

Apollo Commercial Real Estate Finance, Inc.	14,100	257,889

Ladder Capital Corp.	14,600	263,384

PennyMac Mortgage Investment Trust	61,800	1,377,522

Redwood Trust, Inc.	26,200	433,348

		2,332,143

Multi-Utilities — 0.2%

Black Hills Corp.	5,600	439,824

Oil, Gas & Consumable Fuels — 2.0%

Amplify Energy Corp.	22,400	148,064

Arch Coal, Inc., Class A (a)	5,700	408,918

Berry Petroleum Corp.	56,500	532,795

CVR Energy, Inc. (a)	14,700	594,321

Delek US Holdings, Inc.	10,500	352,065

Denbury Resources, Inc. *	568,900	802,149

Dorian LPG Ltd. *	28,000	433,440

Gulfport Energy Corp. *	55,400	168,416

Hallador Energy Co.	3,200	9,504

REX American Resources Corp. *	300	24,588

W&T Offshore, Inc. *	90,000	500,400

		3,974,660

Paper & Forest Products — 1.2%

Boise Cascade Co.	20,000	730,600

Schweitzer-Mauduit International, Inc.	36,800	1,545,232

Verso Corp., Class A *	2,800	50,484

		2,326,316

Pharmaceuticals — 2.6%

Aclaris Therapeutics, Inc. * (a)	19,100	36,099

Arvinas, Inc. * (a)	400	16,436

Cara Therapeutics, Inc. * (a)	11,900	191,709

Dermira, Inc. * (a)	41,400	627,624

Endo International plc *	233,400	1,094,646

Horizon Therapeutics plc *	30,000	1,086,000

Lannett Co., Inc. * (a)	77,900	687,078

Menlo Therapeutics, Inc. *	38,600	179,104

NGM Biopharmaceuticals, Inc. * (a)	27,700	512,173

Phibro Animal Health Corp., Class A	7,200	178,776

Revance Therapeutics, Inc. *	3,400	55,182

TherapeuticsMD, Inc. * (a)	69,600	168,432

WaVe Life Sciences Ltd. * (a)	16,000	128,240

Zynerba Pharmaceuticals, Inc. * (a)	31,905	192,706

		5,154,205

Professional Services — 2.0%

Acacia Research Corp. *	8,700	23,142

Barrett Business Services, Inc.	18,200	1,646,372

INVESTMENTS	SHARES	VALUE($)

Professional Services — continued

CBIZ, Inc. *	21,200	571,552

CRA International, Inc.	3,400	185,198

Heidrick & Struggles International, Inc.	6,500	211,250

Kelly Services, Inc., Class A	8,400	189,672

Korn Ferry	4,200	178,080

TriNet Group, Inc. *	3,400	192,474

TrueBlue, Inc. *	34,900	839,694

		4,037,434

Real Estate Management & Development — 0.1%

Jones Lang LaSalle, Inc.	1,219	212,216

Road & Rail — 0.5%

ArcBest Corp.	28,000	772,800

Avis Budget Group, Inc. *	5,400	174,096

Covenant Transportation Group, Inc., Class A *	3,100	40,068

		986,964

Semiconductors & Semiconductor Equipment — 3.1%

Advanced Energy Industries, Inc. *	9,300	662,160

Alpha & Omega Semiconductor Ltd. *	40,450	550,929

Ichor Holdings Ltd. *	15,000	499,050

NeoPhotonics Corp. *	54,400	479,808

NVE Corp.	4,100	292,740

Onto Innovation, Inc. *	17,051	623,044

Rambus, Inc. *	104,900	1,444,997

SMART Global Holdings, Inc. *	20,000	758,800

Ultra Clean Holdings, Inc. *	20,000	469,400

Xperi Corp.	26,000	481,000

		6,261,928

Software — 3.0%

ACI Worldwide, Inc. *	13,400	507,659

Avaya Holdings Corp. *	11,900	160,650

Bottomline Technologies DE, Inc. *	4,200	225,120

Cloudflare, Inc., Class A *	51,000	870,060

Cornerstone OnDemand, Inc. *	20,400	1,194,420

MicroStrategy, Inc., Class A *	2,000	285,260

Progress Software Corp.	34,200	1,421,010

SPS Commerce, Inc. *	5,400	299,268

SVMK, Inc. *	11,800	210,866

TiVo Corp.	93,500	792,880

		5,967,193

Specialty Retail — 2.8%

Barnes & Noble Education, Inc. *	72,600	310,002

Hibbett Sports, Inc. *	28,400	796,336

Lithia Motors, Inc., Class A	1,800	264,600

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Specialty Retail — continued

Office Depot, Inc.	197,114	540,092

Rent-A-Center, Inc.	73,200	2,111,088

RH * (a)	2,200	469,700

Signet Jewelers Ltd.	3,000	65,220

Sportsman’s Warehouse Holdings, Inc. *	24,200	194,326

Tilly’s, Inc., Class A	25,500	312,375

Zumiez, Inc. *	13,400	462,836

		5,526,575

Textiles, Apparel & Luxury Goods — 1.3%

Deckers Outdoor Corp. *	13,525	2,283,832

Kontoor Brands, Inc.	5,300	222,547

		2,506,379

Thrifts & Mortgage Finance — 5.1%

Essent Group Ltd.	40,500	2,105,594

Flagstar Bancorp, Inc.	32,400	1,239,300

FS Bancorp, Inc.	1,200	76,548

HomeStreet, Inc. *	6,800	231,200

Luther Burbank Corp.	8,900	102,617

MGIC Investment Corp.	89,200	1,263,964

NMI Holdings, Inc., Class A *	12,000	398,160

OceanFirst Financial Corp.	8,400	214,536

PennyMac Financial Services, Inc.	56,400	1,919,856

Radian Group, Inc.	44,100	1,109,556

Walker & Dunlop, Inc.	23,900	1,545,852

		10,207,183

Trading Companies & Distributors — 2.4%

Aircastle Ltd.	34,100	1,091,541

Applied Industrial Technologies, Inc.	6,100	406,809

BMC Stock Holdings, Inc. *	41,400	1,187,766

GMS, Inc. *	29,500	798,860

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Trading Companies & Distributors — continued

MRC Global, Inc. *	79,700	1,087,108

Rush Enterprises, Inc., Class A	2,500	116,250

Veritiv Corp. *	9,100	178,997

		4,867,331

Water Utilities — 0.0% (b)

Consolidated Water Co. Ltd. (Cayman Islands)	1,800	29,340

Total Common Stocks (Cost $162,130,794)		195,573,146

Short-Term Investments — 4.7%

Investment Companies — 2.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.47% (c) (d) (Cost $4,965,574)	4,965,574	4,965,574

Investment of Cash Collateral from Securities Loaned — 2.2%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.82% (c) (d)	1,999,600	1,999,800

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	2,474,434	2,474,434

Total Investment of Cash Collateral from Securities Loaned (Cost $4,474,434)		4,474,234

Total Short-Term Investments (Cost $9,440,008)		9,439,808

Total Investments — 102.3% (Cost $171,570,802)		205,012,954
Liabilities in Excess of Other Assets — (2.3)%		(4,685,251)

NET ASSETS — 100.0%		200,327,703

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust
(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is $4,427,637.
(b)	Amount rounds to less than 0.1% of net assets.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019:
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount($)	Value and Unrealized Appreciation (Depreciation)($)

Long Contracts

Russell 2000 E-Mini Index	57	03/2020	USD	4,759,215	54,862

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019

JPMorgan Insurance Trust Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$195,573,146
Investments in affiliates, at value	4,965,574
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	4,474,234
Deposits at broker for futures contracts	235,700
Receivables:
Investment securities sold	280,922
Portfolio shares sold	46,595
Dividends from non-affiliates	238,568
Dividends from affiliates	4,771
Securities lending income (See Note 2.C.)	4,440
Variation margin on futures contracts	4,275

Total Assets	205,828,225

LIABILITIES:
Payables:
Investment securities purchased	621,948
Collateral received on securities loaned (See Note 2.C.)	4,474,234
Portfolio shares redeemed	217,725
Accrued liabilities:
Investment advisory fees	109,035
Administration fees	12,710
Distribution fees	377
Custodian and accounting fees	7,007
Trustees’ and Chief Compliance Officer’s fees	206
Other	57,280

Total Liabilities	5,500,522

Net Assets	$200,327,703

NET ASSETS:
Paid-in-Capital	$155,693,719
Total distributable earnings (loss)	44,633,984

Total Net Assets	$200,327,703

Net Assets:
Class 1	$198,541,886
Class 2	1,785,817

Total	$200,327,703

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	8,617,819
Class 2	78,365

Net Asset Value, offering and redemption price per share (a):
Class 1	$23.04
Class 2	22.79
Cost of investments in non-affiliates	$162,130,794
Cost of investments in affiliates	4,965,574
Investment securities on loan, at value (See Note 2.C.)	4,427,637
Cost of investment of cash collateral (See Note 2.C.)	4,474,434

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	11

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

JPMorgan Insurance Trust Small Cap Core Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$7,018
Interest income from affiliates	178
Dividend income from non-affiliates	2,592,908
Dividend income from affiliates	101,872
Income from securities lending (net) (See Note 2.C.)	54,403

Total investment income	2,756,379

EXPENSES:
Investment advisory fees	1,202,927
Administration fees	138,731
Distribution fees — Class 2	3,628
Custodian and accounting fees	53,573
Interest expense to affiliates	87
Professional fees	59,218
Trustees’ and Chief Compliance Officer’s fees	26,130
Printing and mailing costs	50,727
Transfer agency fees — Class 1	4,203
Transfer agency fees — Class 2	377
Other	15,226

Total expenses	1,554,827

Less fees waived	(11,460)

Net expenses	1,543,367

Net investment income (loss)	1,213,012

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,946,617
Futures contracts	733,523

Net realized gain (loss)	10,680,140

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	26,363,621
Investments in affiliates	(200)
Futures contracts	121,993

Change in net unrealized appreciation/depreciation	26,485,414

Net realized/unrealized gains (losses)	37,165,554

Change in net assets resulting from operations	$38,378,566

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Small Cap Core Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,213,012	$891,588
Net realized gain (loss)	10,680,140	22,010,915
Change in net unrealized appreciation/depreciation	26,485,414	(43,254,928)

Change in net assets resulting from operations	38,378,566	(20,352,425)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(22,648,741)	(12,803,929)
Class 2	(168,786)	(74,744)

Total distributions to shareholders	(22,817,527)	(12,878,673)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	30,307,049	(2,605,999)

NET ASSETS:
Change in net assets	45,868,088	(35,837,097)
Beginning of period	154,459,615	190,296,712

End of period	$200,327,703	$154,459,615

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$42,367,296	$34,029,343
Distributions reinvested	22,648,741	12,803,929
Cost of shares redeemed	(35,351,861)	(49,573,895)

Change in net assets resulting from Class 1 capital transactions	$29,664,176	$(2,740,623)

Class 2
Proceeds from shares issued	$624,675	$631,138
Distributions reinvested	168,786	74,744
Cost of shares redeemed	(150,588)	(571,258)

Change in net assets resulting from Class 2 capital transactions	$642,873	$134,624

Total change in net assets resulting from capital transactions	$30,307,049	$(2,605,999)

SHARE TRANSACTIONS:
Class 1
Issued	1,808,647	1,349,757
Reinvested	1,099,987	495,892
Redeemed	(1,561,072)	(1,953,186)

Change in Class 1 Shares	1,347,562	(107,537)

Class 2
Issued	27,706	24,740
Reinvested	8,274	2,917
Redeemed	(6,917)	(22,051)

Change in Class 2 Shares	29,063	5,606

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Year Ended December 31, 2019	$21.10	$0.15	$4.69	$4.84	$(0.10)	$(2.80)	$(2.90)
Year Ended December 31, 2018	25.64	0.12	(2.85)	(2.73)	(0.10)	(1.71)	(1.81)
Year Ended December 31, 2017	22.49	0.10	3.30	3.40	(0.08)	(0.17)	(0.25)
Year Ended December 31, 2016	20.56	0.09	3.65	3.74	(0.11)	(1.70)	(1.81)
Year Ended December 31, 2015	24.06	0.13	(1.19)	(1.06)	(0.03)	(2.41)	(2.44)

Class 2
Year Ended December 31, 2019	20.91	0.09	4.63	4.72	(0.04)	(2.80)	(2.84)
Year Ended December 31, 2018	25.41	0.05	(2.82)	(2.77)	(0.02)	(1.71)	(1.73)
Year Ended December 31, 2017	22.30	0.02	3.29	3.31	(0.03)	(0.17)	(0.20)
Year Ended December 31, 2016	20.38	0.04	3.62	3.66	(0.04)	(1.70)	(1.74)
Year Ended December 31, 2015	23.90	0.07	(1.18)	(1.11)	—	(2.41)	(2.41)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$23.04	24.58%	$198,541,886	0.83%	0.66%	0.84%	83%
21.10	(11.93)	153,428,808	0.82	0.47	0.83	59
25.64	15.23	189,186,215	0.83	0.40	0.83	51
22.49	20.21	161,500,800	0.87	0.46	0.87	55
20.56	(5.28)	122,865,455	0.85	0.56	0.86	52

22.79	24.20	1,785,817	1.11	0.39	1.11	83
20.91	(12.15)	1,030,807	1.09	0.20	1.10	59
25.41	14.93	1,110,497	1.09	0.10	1.10	51
22.30	19.88	1,570,205	1.12	0.20	1.13	55
20.38	(5.55)	1,220,572	1.14	0.30	1.15	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$205,012,954	$—	$—	$205,012,954

Appreciation in Other Financial Instruments
Futures Contracts (a)	$54,862	$—	$—	$54,862

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI.

There were no transfers into or out of level 3 for the year ended December 31, 2019.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2019:

Futures Contracts — Equity:
Average Notional Balance Long	$5,674,652
Ending Notional Balance Long	4,759,215

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2019.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$4,427,637	$(4,427,637)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the year ended December 31, 2019, JPMIM waived fees associated with the Portfolio’s investment in JPMorgan U.S. Government Money Market Fund as follows:

$2,917

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the year ended December 31, 2019
Security Description	Value at December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.82% (a)(b)	$—	$2,000,000	$—	$—	$(200)	$1,999,800	1,999,600	$21,242	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a)(b)	4,600,040	46,573,642	48,699,248	—	—	2,474,434	2,474,434	78,723	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.47% (a)(b)	17,998,257	72,051,582	85,084,265	—	—	4,965,574	4,965,574	101,872		—

Total	$22,598,297	$120,625,224	$133,783,513	$—	$(200)	$9,439,808		$201,837		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(79,718)	$79,718

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2019, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. The Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreement was in effect for the year ended December 31, 2019 and is in place until at least April 30, 2020.

For the year ended December 31, 2019, the Portfolio’s service providers did not waive/reimburse fees for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2019 was $11,460.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2019, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$159,863,882	$147,931,126

During the year ended December 31, 2019, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$172,897,381	$40,898,219	$8,727,784	$32,170,435

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in passive foreign investment companies (“PFICs”) and wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,769,241	$20,048,286	$22,817,527

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$4,253,968	$8,624,705	$12,878,673

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,575,336	$10,859,438	$32,170,435

The cumulative timing differences primarily consist of investments in PFICs and wash sale loss deferrals.

At December 31, 2019, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2019, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which owned 66.1% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Small Cap Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Small Cap Core Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	23

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.(3)	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	128	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	128	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	128	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman (2013-2019); Trustee of Trust (2005-2019); Trustee of heritage J.P. Morgan Funds (2003-2019).(4)	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	128	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	128	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	128	None

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	128	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	128	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	128	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	128	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	128	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	128	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	128	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	25

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (128 funds).

(3)	Mr. Finn became chairman of the Trust effective January 1, 2020.

(4)	Dr. Goldstein retired from the Board of Trustees effective the close of business on December 31, 2019.

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,069.10	$4.38	0.84%
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class 2
Actual	1,000.00	1,067.40	5.78	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that certain J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for the J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the second, first and first quintiles, based upon the Peer Group, and in the third, second and second quintiles, based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the

Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements. and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 1 shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	31

TAX LETTER

(Unaudited)

Dividends Received Deduction (DRD)

The Portfolio had 66.85%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2019.

Long Term Capital Gain

The Portfolio distributed $20,048,286, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2019.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Portfolio filed a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	AN-JPMITSCCP-1219

Annual Report

JPMorgan Insurance Trust

December 31, 2019

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Our goal remains being the most trusted asset manager in the world by using our unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

In the first half of 2019, equity markets largely experienced steady gains, bolstered by the U.S. Federal Reserve’s decision to hold off increases in interest rates as well as investor optimism over U.S.-China trade negotiations and continued growth in corporate earnings. In the second half of the year, global equity prices were also supported by an initial U.S.-China trade agreement and by accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, the U.S. elections and the late-economic-cycle backdrop. On the other hand, leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should also support financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Our goal remains to be the most trusted asset manager in the world by using our unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	31.75%
S&P 500 Index**	31.49%

Net Assets as of 12/31/2019	$118,180,555

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Global equity markets provided strong returns for 2019, supported by low interest rates, strong corporate earnings and continued global economic growth. An apparent easing in U.S.-China trade tensions also bolstered global financial markets toward the end of the year. U.S. equity generally outperformed other developed markets and emerging markets equity. Global bond markets also provided positive returns for the year, led by emerging markets debt and high yield bonds (also known as “junk bonds”) amid investor demand for higher yielding fixed income assets.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended December 31, 2019. The Portfolio’s security selection in the semiconductors & hardware sector and in the industrial cyclical sector was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the energy and media sectors was a leading detractor from performance.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Charter Communications Inc. and Prologis Inc. and its underweight position in Cisco Systems Inc. Shares of Charter Communications, a cable TV and broadband communications provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019. Shares of Prologis, a real estate investment trust, rose amid broad gains in the real estate sector during the reporting period. Shares of Cisco Systems, a network and information technology provider not held in the Portfolio, fell following two consecutive quarters of weak revenue growth.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Pfizer Inc. and Salesforce.com Inc. and its underweight position in Apple Inc. Shares of Pfizer, a pharmaceuticals and consumer health care products manufacturer, fell after the company announced an agreement to merge its Upjohn business with Mylan Inc. and reported lower-than-expected revenue for the second quarter of 2019. Shares of Salesforce.com, a provider of business software, fell after the company issued a lower-than-expected earnings forecast for the fourth quarter of 2019. Shares of Apple, a maker of mobile and desk-top devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio’s largest overweight positions compared with the Benchmark were in the regional banks and media sectors and its largest underweight positions were in the big banks & brokers and the financial services sectors.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	5.8%
2.	Amazon.com, Inc.	4.2
3.	Apple, Inc.	3.5
4.	Mastercard, Inc., Class A	2.7
5.	Alphabet, Inc., Class A	2.6
6.	UnitedHealth Group, Inc.	2.3
7.	Coca-Cola Co. (The)	2.3
8.	salesforce.com, Inc.	1.9
9.	Verizon Communications, Inc.	1.8
10.	Norfolk Southern Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	24.5%
Health Care	14.9
Communication Services	11.4
Consumer Discretionary	10.8
Financials	10.2
Industrials	9.0
Consumer Staples	5.2
Energy	4.1
Utilities	3.9
Real Estate	2.3
Materials	2.3
Short-Term Investments	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2019. The Portfolio’s composition is subject to change.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	31.75%	11.10%	13.16%
CLASS 2 SHARES	August 16, 2006	31.44	10.82	12.87

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.8%

Aerospace & Defense — 3.2%

General Dynamics Corp.	7,098	1,251,732

Northrop Grumman Corp.	5,563	1,913,505

United Technologies Corp.	4,290	642,471

		3,807,708

Air Freight & Logistics — 0.1%

United Parcel Service, Inc., Class B	563	65,905

Airlines — 0.2%

Delta Air Lines, Inc.	3,287	192,224

Automobiles — 0.1%

General Motors Co.	2,899	106,103

Banks — 5.2%

Bank of America Corp.	27,580	971,368

Citigroup, Inc.	14,727	1,176,540

Huntington Bancshares, Inc.	54,340	819,447

KeyCorp	56,127	1,136,011

Regions Financial Corp.	6,734	115,555

SVB Financial Group*	3,636	912,781

Truist Financial Corp.	10,181	573,394

Wells Fargo & Co.	8,672	466,554

		6,171,650

Beverages — 3.7%

Coca-Cola Co. (The)	49,578	2,744,142

Constellation Brands, Inc., Class A	8,859	1,680,995

		4,425,137

Biotechnology — 2.4%

AbbVie, Inc.	14,703	1,301,804

Alexion Pharmaceuticals, Inc.*	5,877	635,597

Biogen, Inc.*	1,664	493,759

Regeneron Pharmaceuticals, Inc.*	332	124,659

Vertex Pharmaceuticals, Inc.*	1,227	268,652

		2,824,471

Capital Markets — 3.0%

Ameriprise Financial, Inc.	4,908	817,575

BlackRock, Inc.	440	221,188

Charles Schwab Corp. (The)	9,758	464,090

Morgan Stanley	36,051	1,842,927

State Street Corp.	2,373	187,704

		3,533,484

Chemicals — 1.6%

Corteva, Inc.	4,940	146,026

DuPont de Nemours, Inc.	4,232	271,695

Eastman Chemical Co.	11,815	936,457

INVESTMENTS	SHARES	VALUE($)

Chemicals — continued

Linde plc (United Kingdom)	2,657	565,675

		1,919,853

Commercial Services & Supplies — 0.2%

Waste Management, Inc.	2,064	235,213

Consumer Finance — 0.2%

Capital One Financial Corp.	2,473	254,496

Containers & Packaging — 0.6%

Crown Holdings, Inc.*	10,291	746,509

Diversified Telecommunication Services — 1.8%

Verizon Communications, Inc.	34,190	2,099,266

Electric Utilities — 3.8%

American Electric Power Co., Inc.	7,220	682,362

Edison International	3,343	252,096

Entergy Corp.	796	95,361

NextEra Energy, Inc.	8,197	1,984,985

Xcel Energy, Inc.	23,801	1,511,125

		4,525,929

Electrical Equipment — 1.4%

Eaton Corp. plc	17,015	1,611,661

Entertainment — 1.3%

Netflix, Inc.*	4,859	1,572,226

Equity Real Estate Investment Trusts (REITs) — 2.3%

Equinix, Inc.	302	176,277

Prologis, Inc.	21,497	1,916,243

Ventas, Inc.	5,657	326,635

VICI Properties, Inc.	11,433	292,113

		2,711,268

Food Products — 0.1%

Mondelez International, Inc., Class A	2,903	159,897

Health Care Equipment & Supplies — 3.3%

Becton Dickinson and Co.	2,133	580,112

Boston Scientific Corp.*	44,838	2,027,574

Intuitive Surgical, Inc.*	1,297	766,722

Zimmer Biomet Holdings, Inc.	3,550	531,364

		3,905,772

Health Care Providers & Services — 4.1%

Cigna Corp.	7,473	1,528,154

Quest Diagnostics, Inc.	5,041	538,328

UnitedHealth Group, Inc.	9,376	2,756,357

		4,822,839

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Hotels, Restaurants & Leisure — 2.3%

Hilton Worldwide Holdings, Inc.	617	68,431

McDonald’s Corp.	5,896	1,165,109

Royal Caribbean Cruises Ltd.	7,963	1,063,140

Yum! Brands, Inc.	3,931	395,970

		2,692,650

Household Durables — 0.1%

Lennar Corp., Class A	1,111	61,983

Household Products — 0.8%

Procter & Gamble Co. (The)	7,463	932,129

Industrial Conglomerates — 0.7%

Honeywell International, Inc.	4,653	823,581

Insurance — 1.8%

Arthur J Gallagher & Co.	3,438	327,401

Chubb Ltd.	1,057	164,533

Hartford Financial Services Group, Inc. (The)	5,034	305,916

Progressive Corp. (The)	15,187	1,099,387

Prudential Financial, Inc.	3,037	284,688

		2,181,925

Interactive Media & Services — 5.5%

Alphabet, Inc., Class A*	2,320	3,107,385

Alphabet, Inc., Class C*	1,554	2,077,729

Facebook, Inc., Class A*	5,746	1,179,366

Snap, Inc., Class A*	5,924	96,739

		6,461,219

Internet & Direct Marketing Retail — 4.4%

Amazon.com, Inc.*	2,699	4,987,321

Expedia Group, Inc.	1,562	168,915

		5,156,236

IT Services — 5.9%

Automatic Data Processing, Inc.	3,376	575,608

Fiserv, Inc.*	3,229	373,369

Leidos Holdings, Inc.	11,121	1,088,635

Mastercard, Inc., Class A	10,808	3,227,161

PayPal Holdings, Inc.*	14,881	1,609,678

WEX, Inc.*	725	151,858

		7,026,309

Life Sciences Tools & Services — 1.1%

Thermo Fisher Scientific, Inc.	3,963	1,287,460

Machinery — 1.2%

Deere & Co.	2,508	434,536

Ingersoll-Rand plc	3,944	524,237

INVESTMENTS	SHARES	VALUE($)

Machinery — continued

Stanley Black & Decker, Inc.	2,714	449,818

		1,408,591

Media — 2.7%

Altice USA, Inc., Class A*	7,918	216,478

Charter Communications, Inc., Class A*	3,598	1,745,318

Comcast Corp., Class A	16,994	764,220

Discovery, Inc., Class A* (a)	2,264	74,123

Discovery, Inc., Class C*	13,360	407,347

		3,207,486

Multi-Utilities — 0.1%

Sempra Energy	883	133,757

Oil, Gas & Consumable Fuels — 4.1%

Chevron Corp.	15,460	1,863,085

Concho Resources, Inc.	3,524	308,597

Diamondback Energy, Inc.	13,297	1,234,759

Marathon Petroleum Corp.	4,851	292,273

Parsley Energy, Inc., Class A	7,835	148,160

Pioneer Natural Resources Co.	5,903	893,537

TC Energy Corp. (Canada)	1,643	87,588

		4,827,999

Pharmaceuticals — 4.1%

Allergan plc	938	179,317

Bristol-Myers Squibb Co.	17,935	1,151,248

Eli Lilly & Co.	9,608	1,262,779

Johnson & Johnson	5,462	796,742

Merck & Co., Inc.	15,226	1,384,805

Nektar Therapeutics*	4,018	86,729

		4,861,620

Road & Rail — 2.1%

Lyft, Inc., Class A*	4,298	184,900

Norfolk Southern Corp.	10,721	2,081,268

Union Pacific Corp.	1,226	221,648

		2,487,816

Semiconductors & Semiconductor Equipment — 6.8%

Advanced Micro Devices, Inc.*	23,831	1,092,890

Analog Devices, Inc.	14,821	1,761,328

ASML Holding NV (Registered), NYRS (Netherlands)	1,056	312,513

NVIDIA Corp.	2,125	500,012

NXP Semiconductors NV (Netherlands)	4,597	585,014

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	30,889	1,794,651

Texas Instruments, Inc.	15,901	2,039,939

		8,086,347

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Software — 8.3%

Coupa Software, Inc.*	1,668	243,945

Intuit, Inc.	405	106,082

Microsoft Corp.	43,225	6,816,582

salesforce.com, Inc.*	13,843	2,251,426

Slack Technologies, Inc., Class A* (a)	6,130	137,802

Workday, Inc., Class A*	1,248	205,234

		9,761,071

Specialty Retail — 3.8%

Best Buy Co., Inc.	1,624	142,587

Home Depot, Inc. (The)	3,483	760,618

Lowe’s Cos., Inc.	4,434	531,016

O’Reilly Automotive, Inc.*	4,424	1,938,862

Ross Stores, Inc.	4,499	523,774

TJX Cos., Inc. (The)	9,590	585,565

		4,482,422

Technology Hardware, Storage & Peripherals — 3.5%

Apple, Inc.	13,977	4,104,346

Textiles, Apparel & Luxury Goods — 0.2%

NIKE, Inc., Class B	2,603	263,710

Tobacco — 0.5%

Altria Group, Inc.	1,201	59,942

Philip Morris International, Inc.	6,157	523,899

		583,841

Wireless Telecommunication Services — 0.2%

T-Mobile US, Inc.*	2,801	219,654

Total Common Stocks (Cost $81,141,357)		116,743,763

	NO. OF RIGHTS
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020* (Cost $4,677)	2,196	6,610

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 1.5%

Investment Companies — 1.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.47% (c) (d) (Cost $1,567,844)	1,567,844	1,567,844

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d) (Cost $173,461)	173,461	173,461

Total Short-Term Investments (Cost $1,741,305)		1,741,305

Total Investments — 100.3% (Cost $82,887,339)		118,491,678
Liabilities in Excess of Other Assets — (0.3)%		(311,123)

NET ASSETS — 100.0%		118,180,555

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
CVR	Contingent Value Rights
NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is $169,534.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	6	03/2020	USD	969,600	18,625

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019

JPMorgan Insurance Trust U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$116,750,373
Investments in affiliates, at value	1,567,844
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	173,461
Deposits at broker for futures contracts	71,000
Receivables:
Investment securities sold	179,468
Portfolio shares sold	31,718
Dividends from non-affiliates	90,786
Dividends from affiliates	1,784
Securities lending income (See Note 2.C.)	31
Variation margin on futures contracts	2,554

Total Assets	118,869,019

LIABILITIES:
Payables:
Investment securities purchased	279,646
Collateral received on securities loaned (See Note 2.C.)	173,461
Portfolio shares redeemed	121,941
Accrued liabilities:
Investment advisory fees	54,350
Administration fees	7,449
Distribution fees	3,619
Custodian and accounting fees	8,544
Trustees’ and Chief Compliance Officer’s fees	178
Other	39,276

Total Liabilities	688,464

Net Assets	$118,180,555

NET ASSETS:
Paid-in-Capital	$75,883,366
Total distributable earnings (loss)	42,297,189

Total Net Assets	$118,180,555

Net Assets:
Class 1	$101,126,592
Class 2	17,053,963

Total	$118,180,555

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,133,822
Class 2	535,799

Net Asset Value, offering and redemption price per share (a):
Class 1	$32.27
Class 2	31.83

Cost of investments in non-affiliates	$81,146,034
Cost of investments in affiliates	1,567,844
Investment securities on loan, at value (See Note 2.C.)	169,534
Cost of investment of cash collateral (See Note 2.C.)	173,461

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

JPMorgan Insurance Trust U.S. Equity Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$1,772
Interest income from affiliates	16
Dividend income from non-affiliates	1,802,731
Dividend income from affiliates	27,506
Income from securities lending (net) (See Note 2.C.)	1,592

Total investment income	1,833,617

EXPENSES:
Investment advisory fees	604,727
Administration fees	82,450
Distribution fees — Class 2	39,054
Custodian and accounting fees	47,078
Interest expense to affiliates	7
Professional fees	57,779
Trustees’ and Chief Compliance Officer’s fees	25,680
Printing and mailing costs	33,208
Transfer agency fees — Class 1	2,236
Transfer agency fees — Class 2	182
Other	10,793

Total expenses	903,194

Less fees waived	(2,656)

Net expenses	900,538

Net investment income (loss)	933,079

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,207,120
Futures contracts	207,141

Net realized gain (loss)	7,414,261

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	21,514,180
Futures contracts	16,043

Change in net unrealized appreciation/depreciation	21,530,223

Net realized/unrealized gains (losses)	28,944,484

Change in net assets resulting from operations	$29,877,563

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust U.S. Equity Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$933,079	$953,996
Net realized gain (loss)	7,414,261	7,565,955
Change in net unrealized appreciation/depreciation	21,530,223	(14,594,300)

Change in net assets resulting from operations	29,877,563	(6,074,349)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(7,454,974)	(12,030,156)
Class 2	(1,192,345)	(1,934,068)

Total distributions to shareholders	(8,647,319)	(13,964,224)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(874,535)	6,302,791

NET ASSETS:
Change in net assets	20,355,709	(13,735,782)
Beginning of period	97,824,846	111,560,628

End of period	$118,180,555	$97,824,846

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$3,479,925	$10,974,767
Distributions reinvested	7,454,974	12,030,156
Cost of shares redeemed	(12,158,801)	(18,980,090)

Change in net assets resulting from Class 1 capital transactions	$(1,223,902)	$4,024,833

Class 2
Proceeds from shares issued	$2,559,398	$4,137,962
Distributions reinvested	1,192,345	1,934,068
Cost of shares redeemed	(3,402,376)	(3,794,072)

Change in net assets resulting from Class 2 capital transactions	$349,367	$2,277,958

Total change in net assets resulting from capital transactions	$(874,535)	$6,302,791

SHARE TRANSACTIONS:
Class 1
Issued	117,485	354,936
Reinvested	267,107	414,976
Redeemed	(409,761)	(610,477)

Change in Class 1 Shares	(25,169)	159,435

Class 2
Issued	86,990	133,768
Reinvested	43,248	67,483
Redeemed	(115,441)	(125,232)

Change in Class 2 Shares	14,797	76,019

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Year Ended December 31, 2019	$26.63	$0.26	$7.81	$8.07	$(0.26)	$(2.17)	$(2.43)
Year Ended December 31, 2018	32.43	0.27	(1.93)	(1.66)	(0.27)	(3.87)	(4.14)
Year Ended December 31, 2017	27.03	0.26	5.69	5.95	(0.26)	(0.29)	(0.55)
Year Ended December 31, 2016	25.50	0.26	2.42	2.68	(0.25)	(0.90)	(1.15)
Year Ended December 31, 2015	26.75	0.26	0.01	0.27	(0.30)	(1.22)	(1.52)

Class 2
Year Ended December 31, 2019	26.29	0.19	7.71	7.90	(0.19)	(2.17)	(2.36)
Year Ended December 31, 2018	32.08	0.20	(1.92)	(1.72)	(0.20)	(3.87)	(4.07)
Year Ended December 31, 2017	26.74	0.19	5.64	5.83	(0.20)	(0.29)	(0.49)
Year Ended December 31, 2016	25.24	0.18	2.40	2.58	(0.18)	(0.90)	(1.08)
Year Ended December 31, 2015	26.51	0.19	0.02	0.21	(0.26)	(1.22)	(1.48)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$32.27	31.75%	$101,126,592	0.78%	0.88%	0.79%	69%
26.63	(6.16)	84,126,154	0.74	0.89	0.79	95
32.43	22.28	97,286,462	0.75	0.89	0.79	91
27.03	10.98	87,878,389	0.80	0.98	0.80	61
25.50	0.86	86,524,771	0.76	0.98	0.76	63

31.83	31.44	17,053,963	1.03	0.64	1.03	69
26.29	(6.42)	13,698,692	0.99	0.65	1.04	95
32.08	22.04	14,274,166	1.00	0.65	1.03	91
26.74	10.65	12,078,757	1.05	0.73	1.05	61
25.24	0.63	11,384,472	1.01	0.73	1.01	63

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$118,491,678	$—	$—	$118,491,678

Appreciation in Other Financial Instruments
Futures Contracts (a)	$18,625	$—	$—	$18,625

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI.

There were no transfers into or out of level 3 for the year ended December 31, 2019.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2019:

Futures Contracts — Equity:
Average Notional Balance Long	$784,577
Ending Notional Balance Long	969,600

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2019.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$169,534	$(169,534)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the year ended December 31, 2019, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$91

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the year ended December 31, 2019
Security Description	Value at December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	$429,023	$2,319,435	$2,574,997	$—	$—	$173,461	173,461	$2,512	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.47% (a) (b)	1,626,949	18,434,655	18,493,760	—	—	1,567,844	1,567,844	27,506		—

Total	$2,055,972	$20,754,090	$21,068,757	$—	$—	$1,741,305		$30,018		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(58,155)	$58,155

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2019, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. The Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the year ended December 31, 2019 and is in place until at least April 30, 2020.

For the year ended December 31, 2019, the Portfolio’s service providers did not waive/reimburse fees for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2019 was $2,656.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2019, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$74,709,560	$82,787,255

During the year ended December 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$84,488,984	$34,428,036	$406,717	$34,021,319

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,476,591	$6,170,728	$8,647,319

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$3,909,749	$10,054,475	$13,964,224

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,456,336	$6,842,140	$34,021,319

The cumulative timing differences primarily consist of wash sale loss deferrals and non-taxable dividends.

At December 31, 2019, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2019, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which owned 68.0% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust U.S. Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust U.S. Equity Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.(3)	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	128	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	128	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	128	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman (2013-2019); Trustee of Trust (2005-2019); Trustee of heritage J.P. Morgan Funds (2003-2019).(4)	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	128	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	128	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	128	None

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	128	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	128	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	128	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	128	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	128	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	128	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	128	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	23

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (128 funds).

(3)	Mr. Finn became chairman of the Trust effective January 1, 2020.

(4)	Dr. Goldstein retired from the Board of Trustees effective the close of business on December 31, 2019.

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,111.60	$4.15	0.78%
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class 2
Actual	1,000.00	1,110.60	5.48	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that certain J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for the J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the fifth, third and second quintiles, based upon the Peer Group, and in the fourth, second and second quintiles, based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the

Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class 1 shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	29

TAX LETTER

(Unaudited)

Dividends Received Deduction (DRD)

The Portfolio had 59.89%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2019.

Long Term Capital Gain

The Portfolio distributed $6,170,728, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2019.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Portfolio filed a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	AN-JPMITUSEP-1219

Annual Report

JPMorgan Insurance Trust

December 31, 2019

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Our goal remains being the most trusted asset manager in the world by using our unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

In the first half of 2019, equity markets largely experienced steady gains, bolstered by the U.S. Federal Reserve’s decision to hold off increases in interest rates as well as investor optimism over U.S.-China trade negotiations and continued growth in corporate earnings. In the second half of the year, global equity prices were also supported by an initial U.S.-China trade agreement and by accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, the U.S. elections and the late-economic-cycle backdrop. On the other hand, leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should also support financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Our goal remains to be the most trusted asset manager in the world by using our unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	14.27%
MSCI World Index (net of foreign withholding taxes)	27.67%
Income Builder Composite Benchmark	20.01%

Net Assets as of 12/31/2019	$90,590,095

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

Global equity markets provided strong returns for 2019, supported by low interest rates, strong corporate earnings and continued global economic growth. An apparent easing in U.S.-China trade tensions also bolstered global financial markets toward the end of the year. U.S. equity generally outperformed other developed markets and emerging markets equity. Global bond markets also provided positive returns for the year, led by emerging markets debt and high yield bonds (also known as “junk bonds”) amid investor demand for higher yielding fixed income assets.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed both the MSCI World Index (net of foreign withholding taxes) and the Income Builder Composite Benchmark (the “Composite”), which is made up of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index, for the twelve months ended December 31, 2019.

The MSCI World Index is an equity-only index and given the strong performance of equity markets, the Portfolio’s underweight to overall equity and its allocation to fixed income assets detracted from performance relative to the MSCI World Index. However, the Portfolio’s bias toward U.S. equity was a positive contributor to both relative and absolute performance.

Relative to the Composite, the Portfolio’s allocations to agency mortgages and other short duration fixed income assets detracted from performance, though those allocations helped the Portfolio’s absolute performance. Shorter duration bonds experienced a smaller increase in price relative to longer duration bonds was interest rates generally fell during 2019. The Portfolio’s allocations to global equity, including U.S. equity and global real estate investment trusts, helped performance relative to the Composite. The Portfolio’s allocation to U.S. high yield bonds also helped relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to tactically pursue income. The portfolio managers decreased their overall allocation to equity by reducing their allocations to international developed and emerging markets equity, while increasing their position in U.S. equity. They also added to their high yield credit and non-agency securitized credit positions. The portfolio managers initiated a position in global infrastructure equity.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Equity Income Fund, Class R6 Shares	6.1%
2.	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	2.8
3.	JPMorgan Managed Income Fund, Class L Shares	2.7
4.	FHLMC UMBS, 30 Year, Pool # SD0011, 3.50%, 7/1/2049	1.4
5.	JPMorgan Floating Rate Income Fund, Class R6 Shares	1.0
6.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	0.7
7.	FNMA UMBS, 30 Year, Pool # MA3905, 3.00%, 1/1/2050	0.6
8.	Coca-Cola Co. (The)	0.5
9.	FHLMC Gold Pools, 30 Year, Pool # G67708, 3.50%, 3/1/2048	0.5
10.	Verizon Communications, Inc.	0.5

PORTFOLIO COMPOSITION***
Corporate Bonds	33.0%
Common Stocks	30.3
Investment Companies	12.6
Mortgage-Backed Securities	7.4
Collateralized Mortgage Obligations	4.7
Asset-Backed Securities	4.2
Commercial Mortgage-Backed Securities	3.1
Others (each less than 1.0%)	1.5
Short-Term Investments	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Portfolio’s composition is subject to change.

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
UMBS	Uniform Mortgage-Backed Securities

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	14.56%	5.36%	5.26%
CLASS 2 SHARES	December 9, 2014	14.27	5.10	5.00

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to December 31, 2019. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the indices, other than the Lipper Variable Underlying Funds Flexible Funds Index, does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Corporate Bonds — 33.0%

Australia — 0.3%

Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (a) (b) (c) (d)	200,000	228,250

FMG Resources August 2006 Pty. Ltd.

4.75%, 5/15/2022 (c)	21,000	21,682

5.13%, 5/15/2024 (c)	12,000	12,750

		262,682

Belgium — 0.0% (e)

Anheuser-Busch InBev Worldwide, Inc.

4.90%, 1/23/2031	15,000	17,847

4.38%, 4/15/2038	10,000	11,207

		29,054

Canada — 1.5%

1011778 BC ULC

4.25%, 5/15/2024 (c)	170,000	174,250

3.88%, 1/15/2028 (c)	17,000	17,043

Advanz Pharma Corp. 8.00%, 9/6/2024	80,000	75,600

ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (c)	20,000	20,600

Bombardier, Inc.

6.00%, 10/15/2022 (c)	50,000	49,985

6.13%, 1/15/2023 (c)	40,000	41,020

7.50%, 12/1/2024 (c)	45,000	47,278

7.50%, 3/15/2025 (c)	38,000	39,187

Canadian Imperial Bank of Commerce (ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (b)	10,000	10,104

Canadian Natural Resources Ltd. 3.85%, 6/1/2027	5,000	5,328

Emera US Finance LP 3.55%, 6/15/2026	10,000	10,378

Emera, Inc.

Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (b)	100,000	113,000

Enbridge, Inc.

Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (b)	10,000	10,588

(ICE LIBOR USD 3 Month + 3.42%), 5.50%, 7/15/2077 (b)	23,000	23,729

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (b)	43,000	46,638

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (c)	70,000	71,575

Hudbay Minerals, Inc.

7.25%, 1/15/2023 (c)	15,000	15,553

7.63%, 1/15/2025 (c)	10,000	10,555

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Canada — continued

Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (c)	20,000	19,100

MEG Energy Corp.

6.38%, 1/30/2023 (c)	5,000	5,013

6.50%, 1/15/2025 (c)	54,000	56,165

NOVA Chemicals Corp.

5.00%, 5/1/2025 (c)	34,000	34,680

5.25%, 6/1/2027 (c)	26,000	26,715

Open Text Corp. 5.88%, 6/1/2026 (c)	57,000	60,990

Precision Drilling Corp.

5.25%, 11/15/2024	3,000	2,753

7.13%, 1/15/2026 (c)	23,000	21,850

Quebecor Media, Inc. 5.75%, 1/15/2023	130,000	141,213

Rogers Communications, Inc. 3.70%, 11/15/2049	5,000	5,031

Stars Group Holdings BV 7.00%, 7/15/2026 (c)	24,000	26,010

TransCanada PipeLines Ltd. 4.25%, 5/15/2028	5,000	5,547

Transcanada Trust

Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (b)	10,000	10,763

(ICE LIBOR USD 3 Month + 4.15%), 5.50%, 9/15/2079 (b)	45,000	47,227

Videotron Ltd.

5.00%, 7/15/2022	38,000	40,090

5.13%, 4/15/2027 (c)	32,000	34,240

		1,319,798

Cayman Islands — 0.0% (e)

Global Aircraft Leasing Co. Ltd. 6.50% (cash), 9/15/2024 (c) (f)	30,000	31,411

Finland — 0.1%

Nokia OYJ

4.38%, 6/12/2027	12,000	12,510

6.63%, 5/15/2039	33,000	38,215

		50,725

France — 0.5%

Altice France SA 8.13%, 2/1/2027 (c)	200,000	225,250

Credit Agricole SA (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (b) (c) (d)	200,000	242,500

		467,750

Germany — 0.0% (e)

Deutsche Telekom International Finance BV 8.75%, 6/15/2030 (g)	10,000	14,677

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Ireland — 0.4%

Ardagh Packaging Finance plc 6.00%, 2/15/2025 (c)	200,000	209,750

Avolon Holdings Funding Ltd.

5.50%, 1/15/2023 (c)	15,000	16,171

5.13%, 10/1/2023 (c)	33,000	35,570

5.25%, 5/15/2024 (c)	21,000	22,923

4.38%, 5/1/2026 (c)	20,000	21,126

Park Aerospace Holdings Ltd.

5.25%, 8/15/2022 (c)	21,000	22,373

4.50%, 3/15/2023 (c)	16,000	16,752

5.50%, 2/15/2024 (c)	37,000	40,623

		385,288

Italy — 0.1%

Telecom Italia Capital SA

6.38%, 11/15/2033	20,000	22,200

6.00%, 9/30/2034	32,000	34,320

		56,520

Luxembourg — 0.3%

Intelsat Jackson Holdings SA

5.50%, 8/1/2023	100,000	85,904

8.00%, 2/15/2024 (c)	77,000	79,021

8.50%, 10/15/2024 (c)	110,000	100,192

9.75%, 7/15/2025 (c)	35,000	32,375

		297,492

Mexico — 0.2%

Cemex SAB de CV 5.70%, 1/11/2025 (c)	200,000	205,812

Switzerland — 0.5%

Credit Suisse Group AG (USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (a) (b) (c) (d)	200,000	217,550

UBS Group AG (USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a) (b) (d) (h)	200,000	228,500

		446,050

United Arab Emirates — 0.2%

DAE Funding LLC

4.50%, 8/1/2022 (c)	10,000	10,165

5.75%, 11/15/2023 (c)	11,000	11,535

5.00%, 8/1/2024 (c)	45,000	47,211

Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (c)	79,000	73,737

		142,648

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United Kingdom — 0.3%

BAT Capital Corp. 3.22%, 9/6/2026	15,000	15,098

Royal Bank of Scotland Group plc 6.13%, 12/15/2022	177,000	193,637

Vodafone Group plc

5.00%, 5/30/2038	5,000	5,777

4.25%, 9/17/2050	5,000	5,202

(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (b)	24,000	28,160

		247,874

United States — 28.6%

AbbVie, Inc.

3.20%, 11/21/2029 (c)	5,000	5,083

4.05%, 11/21/2039 (c)	10,000	10,568

Acadia Healthcare Co., Inc.

5.63%, 2/15/2023	20,000	20,325

6.50%, 3/1/2024	55,000	56,994

ACCO Brands Corp. 5.25%, 12/15/2024 (c)	12,000	12,495

ACE Cash Express, Inc. 12.00%, 12/15/2022 (c)	32,000	27,200

ADT Security Corp. (The)

4.13%, 6/15/2023	95,000	97,969

4.88%, 7/15/2032 (c)	45,000	41,287

Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (c)	10,000	10,312

AECOM

5.88%, 10/15/2024	5,000	5,533

5.13%, 3/15/2027	53,000	56,975

AES Corp.

5.50%, 4/15/2025	10,000	10,325

6.00%, 5/15/2026	35,000	37,275

Aetna, Inc. 3.88%, 8/15/2047	5,000	5,070

Air Lease Corp. 3.75%, 6/1/2026	10,000	10,445

Albertsons Cos., Inc.

6.63%, 6/15/2024	140,000	146,532

5.75%, 3/15/2025	27,000	27,945

7.50%, 3/15/2026 (c)	80,000	89,800

5.88%, 2/15/2028 (c)	38,000	40,375

Allegheny Technologies, Inc. 7.88%, 8/15/2023 (g)	10,000	11,208

Allied Universal Holdco LLC

6.63%, 7/15/2026 (c)	13,000	13,971

9.75%, 7/15/2027 (c)	13,000	13,888

Allison Transmission, Inc. 4.75%, 10/1/2027 (c)	65,000	67,437

Allstate Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 8/15/2053 (b)	33,000	35,477

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Ally Financial, Inc.

4.63%, 3/30/2025	53,000	57,372

5.75%, 11/20/2025	110,000	123,063

8.00%, 11/1/2031	39,000	54,136

Altria Group, Inc. 4.80%, 2/14/2029	10,000	11,132

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	52,000	48,100

5.88%, 11/15/2026	24,000	21,630

6.13%, 5/15/2027 (i)	25,000	22,812

AMC Networks, Inc. 4.75%, 12/15/2022	40,000	40,350

American Airlines Group, Inc. 5.00%, 6/1/2022 (c)	21,000	21,971

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025	87,000	90,589

6.25%, 3/15/2026	52,000	53,235

6.50%, 4/1/2027	53,000	54,987

American Express Co. Series C, (ICE LIBOR USD 3 Month + 3.29%), 4.90%, 3/15/2020 (a) (b) (d)	45,000	45,169

American International Group, Inc.

3.88%, 1/15/2035	5,000	5,298

Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (b)	34,000	37,382

American Tower Corp. REIT, 3.38%, 10/15/2026	15,000	15,580

AmeriGas Partners LP

5.63%, 5/20/2024	25,000	27,000

5.75%, 5/20/2027	35,000	38,412

Amkor Technology, Inc.

6.63%, 9/15/2027 (c)	62,000	68,277

AMN Healthcare, Inc. 5.13%, 10/1/2024 (c)	36,000	37,260

Amsted Industries, Inc. 5.63%, 7/1/2027 (c)	21,000	22,260

Antero Midstream Partners LP 5.38%, 9/15/2024	10,000	9,275

Antero Resources Corp.

5.38%, 11/1/2021	10,000	9,522

5.13%, 12/1/2022	11,000	9,817

5.63%, 6/1/2023	14,000	11,235

Apple, Inc. 4.50%, 2/23/2036	20,000	24,252

Archrock Partners LP 6.88%, 4/1/2027 (c)	7,000	7,402

Arconic, Inc.

5.13%, 10/1/2024	107,000	116,630

5.90%, 2/1/2027	8,000	9,162

5.95%, 2/1/2037	34,000	37,779

AT&T, Inc.

4.30%, 2/15/2030	10,000	11,110

4.50%, 3/9/2048	10,000	11,033

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (c)	100,000	103,750

5.25%, 3/15/2025 (c)	50,000	51,437

5.75%, 7/15/2027 (c)	24,000	24,960

B&G Foods, Inc. 5.25%, 4/1/2025	146,000	150,136

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	5,000	5,213

Bank of America Corp.

Series JJ, (ICE LIBOR USD 3 Month + 3.29%), 5.13%, 6/20/2024 (a) (b) (d)	15,000	15,867

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (a) (b) (d)	65,000	72,231

Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (a) (b) (d)	30,000	34,050

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (a) (b) (d)	58,000	64,601

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (a) (b) (d)	90,000	103,950

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (a) (b) (d)	133,000	147,470

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (b)	20,000	21,362

Bank of New York Mellon Corp. (The)

Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (a) (b) (d)	49,000	49,490

Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (a) (b) (d)	10,000	10,519

Bausch Health Americas, Inc. 9.25%, 4/1/2026 (c)	26,000	29,864

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (c)	36,000	36,810

5.88%, 5/15/2023 (c)	52,000	52,455

7.00%, 3/15/2024 (c)	69,000	71,760

6.13%, 4/15/2025 (c)	95,000	98,157

5.50%, 11/1/2025 (c)	121,000	126,445

9.00%, 12/15/2025 (c)	68,000	77,329

5.75%, 8/15/2027 (c)	12,000	13,020

7.00%, 1/15/2028 (c)	20,000	22,000

7.25%, 5/30/2029 (c)	22,000	25,135

Berry Global, Inc.

5.13%, 7/15/2023	10,000	10,262

4.88%, 7/15/2026 (c)	20,000	21,094

5.63%, 7/15/2027 (c)	54,000	57,915

Big River Steel LLC 7.25%, 9/1/2025 (c)	24,000	25,320

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (c)	24,000	24,660

Boston Gas Co. 3.00%, 8/1/2029 (c)	10,000	10,224

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Boston Scientific Corp. 4.55%, 3/1/2039	5,000	5,868

Boyd Gaming Corp.

6.38%, 4/1/2026	4,000	4,304

6.00%, 8/15/2026	34,000	36,507

Boyne USA, Inc. 7.25%, 5/1/2025 (c)	41,000	44,587

BP Capital Markets America, Inc. 3.02%, 1/16/2027	15,000	15,525

Brink’s Co. (The) 4.63%, 10/15/2027 (c)	75,000	77,250

Bristol-Myers Squibb Co.

3.40%, 7/26/2029 (c)	10,000	10,686

4.13%, 6/15/2039 (c)	5,000	5,757

Broadcom, Inc. 4.25%, 4/15/2026 (c)	5,000	5,312

Brookfield Property REIT, Inc. REIT, 5.75%, 5/15/2026 (c)	59,000	62,245

Buckeye Partners LP

3.95%, 12/1/2026	60,000	57,900

(ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (b)	30,000	22,057

Bunge Ltd. Finance Corp. 3.00%, 9/25/2022	5,000	5,069

Cablevision Systems Corp. 5.88%, 9/15/2022	15,000	16,162

Callon Petroleum Co.

6.13%, 10/1/2024	8,000	8,151

6.38%, 7/1/2026	6,000	6,088

Calpine Corp. 5.25%, 6/1/2026 (c)	90,000	93,712

Cameron LNG LLC

2.90%, 7/15/2031 (c)	5,000	5,003

3.30%, 1/15/2035 (c)	5,000	5,039

Capital One Financial Corp. Series E, (ICE LIBOR USD 3 Month + 3.80%), 5.55%, 6/1/2020 (a) (b) (d)	30,000	30,446

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	66,000	66,980

Catalent Pharma Solutions, Inc.

4.88%, 1/15/2026 (c)	44,000	45,540

5.00%, 7/15/2027 (c)	29,000	30,377

CCM Merger, Inc. 6.00%, 3/15/2022 (c)	26,000	26,520

CCO Holdings LLC

5.13%, 2/15/2023	20,000	20,200

5.75%, 9/1/2023	45,000	45,844

5.75%, 1/15/2024	19,000	19,332

5.88%, 4/1/2024 (c)	125,000	129,219

5.38%, 5/1/2025 (c)	60,000	61,950

5.75%, 2/15/2026 (c)	85,000	89,677

5.50%, 5/1/2026 (c)	130,000	136,988

5.13%, 5/1/2027 (c)	158,000	166,690

5.88%, 5/1/2027 (c)	35,000	37,012

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

5.00%, 2/1/2028 (c)	23,000	24,134

4.75%, 3/1/2030 (c)	64,000	65,282

CDK Global, Inc. 5.25%, 5/15/2029 (c)	49,000	52,552

CDW LLC

5.00%, 9/1/2025	10,000	10,450

4.25%, 4/1/2028	40,000	41,950

Cedar Fair LP

5.38%, 4/15/2027	3,000	3,228

5.25%, 7/15/2029 (c)	6,000	6,465

Centene Corp.

4.75%, 5/15/2022	40,000	40,800

4.75%, 1/15/2025	30,000	31,162

CenterPoint Energy, Inc. Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (a) (b) (d)	20,000	21,150

CenturyLink, Inc.

Series V, 5.63%, 4/1/2020	25,000	25,156

Series T, 5.80%, 3/15/2022	30,000	31,538

Series W, 6.75%, 12/1/2023	28,000	31,255

Series Y, 7.50%, 4/1/2024	2,000	2,255

5.63%, 4/1/2025	57,000	60,565

Series G, 6.88%, 1/15/2028	5,000	5,513

Charles Schwab Corp. (The) Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (a) (b) (d)	67,000	70,518

Chemours Co. (The) 7.00%, 5/15/2025	82,000	82,615

Cheniere Energy Partners LP

5.25%, 10/1/2025	18,000	18,758

5.63%, 10/1/2026	14,000	14,805

Chesapeake Energy Corp. 11.50%, 1/1/2025 (c)	45,000	42,525

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (c) (i)	45,000	47,194

8.00%, 10/15/2025 (c)	15,000	15,900

Cinemark USA, Inc. 4.88%, 6/1/2023	25,000	25,406

CIT Group, Inc.

4.75%, 2/16/2024	22,000	23,485

5.25%, 3/7/2025	45,000	49,500

6.13%, 3/9/2028	21,000	24,780

CITGO Petroleum Corp. 6.25%, 8/15/2022 (c)	18,000	18,247

Citigroup, Inc.

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (a) (b) (d)	63,000	65,048

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (a) (b) (d)	55,000	58,234

(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (a) (b) (d)	52,000	55,250

Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 5/15/2023 (a) (b) (d)	32,000	33,216

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (a) (b) (d)	96,000	104,023

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (b)	10,000	10,573

Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (a) (b) (d)	36,000	37,710

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (a) (b) (d)	55,000	60,019

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (a) (b) (d)	61,000	69,314

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (b)	10,000	10,764

Citizens Financial Group, Inc. Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (a) (b) (d)	33,000	35,227

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024 (c)	170,000	188,275

5.13%, 8/15/2027 (c)	35,000	36,445

Clearwater Paper Corp.

4.50%, 2/1/2023	51,000	51,064

5.38%, 2/1/2025 (c)	10,000	9,925

Clearway Energy Operating LLC 5.75%, 10/15/2025	20,000	21,050

Cleveland Electric Illuminating Co. (The) 4.55%, 11/15/2030 (c)	10,000	11,217

Cleveland-Cliffs, Inc.

4.88%, 1/15/2024 (c)	20,000	20,424

5.75%, 3/1/2025	3,000	2,961

CNG Holdings, Inc. 12.50%, 6/15/2024 (c)	85,000	76,287

CNO Financial Group, Inc. 5.25%, 5/30/2025	29,000	32,117

CNX Midstream Partners LP 6.50%, 3/15/2026 (c)	12,000	11,070

Colfax Corp.

6.00%, 2/15/2024 (c)	33,000	35,062

6.38%, 2/15/2026 (c)	5,000	5,450

Comcast Corp.

2.65%, 2/1/2030	10,000	10,027

3.20%, 7/15/2036	10,000	10,203

3.45%, 2/1/2050	5,000	5,108

Commercial Metals Co.

4.88%, 5/15/2023	19,000	19,760

5.38%, 7/15/2027	11,000	11,550

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

CommScope Technologies LLC

6.00%, 6/15/2025 (c)	82,000	82,093

5.00%, 3/15/2027 (c)	15,000	14,100

CommScope, Inc.

5.50%, 3/1/2024 (c)	31,000	32,318

6.00%, 3/1/2026 (c)	35,000	37,231

8.25%, 3/1/2027 (c)	40,000	42,100

Community Health Systems, Inc.

5.13%, 8/1/2021	35,000	35,000

6.25%, 3/31/2023	92,000	93,380

8.63%, 1/15/2024 (c)	37,000	39,220

8.00%, 3/15/2026 (c)	11,000	11,330

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (c)	32,000	27,920

Covanta Holding Corp. 5.88%, 7/1/2025	19,000	20,045

Credit Acceptance Corp. 6.63%, 3/15/2026 (c)	20,000	21,625

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (g)	10,000	10,200

5.75%, 4/1/2025	29,000	29,652

5.63%, 5/1/2027 (c)	10,000	10,138

Crown Americas LLC

4.50%, 1/15/2023	27,000	28,384

4.75%, 2/1/2026	26,000	27,462

CSC Holdings LLC

6.75%, 11/15/2021	27,000	29,059

5.25%, 6/1/2024	157,000	169,167

6.63%, 10/15/2025 (c)	200,000	212,250

CSX Corp. 2.40%, 2/15/2030	10,000	9,771

Cumulus Media New Holdings, Inc. 6.75%, 7/1/2026 (c)	18,000	19,282

Curo Group Holdings Corp. 8.25%, 9/1/2025 (c)	71,000	62,479

CVR Partners LP 9.25%, 6/15/2023 (c)	164,000	171,311

CVS Health Corp. 4.78%, 3/25/2038	10,000	11,335

Darling Ingredients, Inc. 5.25%, 4/15/2027 (c)	12,000	12,765

DaVita, Inc.

5.13%, 7/15/2024	106,000	108,650

5.00%, 5/1/2025	22,000	22,632

DCP Midstream Operating LP

4.95%, 4/1/2022	5,000	5,187

3.88%, 3/15/2023	38,000	38,855

5.38%, 7/15/2025	14,000	15,225

6.75%, 9/15/2037 (c)	20,000	21,000

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Delek Logistics Partners LP 6.75%, 5/15/2025	48,000	47,760

Dell International LLC

7.13%, 6/15/2024 (c)	65,000	68,575

6.02%, 6/15/2026 (c)	10,000	11,501

4.90%, 10/1/2026 (c)	5,000	5,500

Diamond Offshore Drilling, Inc. 5.70%, 10/15/2039	12,000	7,020

Diamond Sports Group LLC

5.38%, 8/15/2026 (c)	41,000	41,474

6.63%, 8/15/2027 (c) (i)	14,000	13,615

Diebold Nixdorf, Inc. 8.50%, 4/15/2024	36,000	34,740

Discover Financial Services Series C, (ICE LIBOR USD 3 Month + 3.08%), 5.50%, 10/30/2027 (a) (b) (d)	24,000	25,272

DISH DBS Corp.

6.75%, 6/1/2021	105,000	110,387

5.88%, 7/15/2022	24,000	25,440

5.00%, 3/15/2023	223,000	228,765

5.88%, 11/15/2024	25,000	25,547

7.75%, 7/1/2026	125,000	132,424

Dole Food Co., Inc. 7.25%, 6/15/2025 (c)	50,000	48,375

Dominion Energy, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (a) (b) (d)	24,000	24,484

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (c)	87,000	91,350

Duke Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.39%), 4.88%, 9/16/2024 (a) (b) (d)	12,000	12,583

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (c)	45,000	49,669

Duquesne Light Holdings, Inc.

6.40%, 9/15/2020 (c)	2,000	2,058

3.62%, 8/1/2027 (c)	2,000	2,022

Edison International 3.13%, 11/15/2022	5,000	5,076

Embarq Corp. 8.00%, 6/1/2036	124,000	131,130

EMC Corp. 3.38%, 6/1/2023	26,000	26,520

Encompass Health Corp. 5.75%, 11/1/2024	31,000	31,349

Energy Transfer Operating LP

Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 2/15/2023 (a) (b) (d)	12,000	11,280

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (a) (b) (d)	35,000	33,075

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

EnLink Midstream Partners LP Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (a) (b) (d)	35,000	24,062

4.40%, 4/1/2024	19,000	18,432

4.15%, 6/1/2025	23,000	21,620

4.85%, 7/15/2026	8,000	7,500

5.60%, 4/1/2044	5,000	4,050

Entegris, Inc. 4.63%, 2/10/2026 (c)	49,000	50,715

Entercom Media Corp.

7.25%, 11/1/2024 (c) (i)	35,000	36,837

6.50%, 5/1/2027 (c)	41,000	43,870

Entergy Mississippi LLC 2.85%, 6/1/2028	10,000	10,217

Entergy Texas, Inc. 4.00%, 3/30/2029	5,000	5,506

Enterprise Development Authority (The) 12.00%, 7/15/2024 (c)	82,000	93,890

Enterprise Products Operating LLC

3.13%, 7/31/2029	10,000	10,261

Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (b)	25,000	25,300

Envision Healthcare Corp. 8.75%, 10/15/2026 (c)	20,000	12,400

EP Energy LLC

9.38%, 5/1/2024 (c) (j)	22,000	440

8.00%, 11/29/2024 (c) (j)	26,000	13,000

8.00%, 2/15/2025 (c) (j)	23,000	460

7.75%, 5/15/2026 (c) (j)	35,000	25,025

Equinix, Inc. REIT, 5.88%, 1/15/2026	3,000	3,184

ESH Hospitality, Inc.

REIT, 5.25%, 5/1/2025 (c)	30,000	31,012

REIT, 4.63%, 10/1/2027 (c)	30,000	30,375

Evergy, Inc. 2.90%, 9/15/2029	10,000	9,938

Exela Intermediate LLC 10.00%, 7/15/2023 (c)	94,000	37,600

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (c)	21,000	22,365

Fifth Third Bancorp (ICE LIBOR USD 3 Month + 3.03%), 5.10%, 6/30/2023 (a) (b) (d)	5,000	5,144

2.38%, 1/28/2025	20,000	20,013

FirstCash, Inc. 5.38%, 6/1/2024 (c)	22,000	22,770

Ford Motor Credit Co. LLC 4.54%, 8/1/2026	200,000	204,446

Freeport-McMoRan, Inc.

3.88%, 3/15/2023	75,000	76,367

4.55%, 11/14/2024	15,000	15,856

5.45%, 3/15/2043	25,000	25,875

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Frontier Communications Corp.

7.63%, 4/15/2024	11,000	5,307

6.88%, 1/15/2025	24,000	11,640

11.00%, 9/15/2025	31,000	15,035

8.50%, 4/1/2026 (c)	63,000	63,788

Gartner, Inc. 5.13%, 4/1/2025 (c)	20,000	20,825

General Electric Co.

Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 1/21/2021 (a) (b) (d)	235,000	230,173

3.10%, 1/9/2023	10,000	10,211

General Motors Financial Co., Inc.

Series A, (ICE LIBOR USD 3 Month + 3.60%), 5.75%, 9/30/2027 (a) (b) (d)	47,000	47,822

3.85%, 1/5/2028	5,000	5,096

Genesis Energy LP

6.75%, 8/1/2022	15,000	15,150

6.00%, 5/15/2023	15,000	14,850

5.63%, 6/15/2024	10,000	9,650

6.50%, 10/1/2025	5,000	4,838

6.25%, 5/15/2026	5,000	4,775

Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (c)	27,000	29,194

Getty Images, Inc. 9.75%, 3/1/2027 (c)	5,000	4,962

Global Partners LP 7.00%, 6/15/2023	45,000	46,350

7.00%, 8/1/2027 (c)	27,000	28,687

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (c)	50,000	52,625

Goldman Sachs Group, Inc. (The)

Series L, (ICE LIBOR USD 3 Month + 3.88%), 5.78%, 1/31/2020 (a) (b) (d)	1,000	1,005

Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 5/10/2020 (a) (b) (d)	84,000	85,039

Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (a) (b) (d)	120,000	120,900

Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (a) (b) (d)	20,000	20,720

(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (b)	15,000	16,067

Goodyear Tire & Rubber Co. (The)

5.13%, 11/15/2023	28,000	28,479

5.00%, 5/31/2026	47,000	48,880

4.88%, 3/15/2027 (i)	54,000	55,890

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Gray Television, Inc.

5.13%, 10/15/2024 (c)	20,000	20,750

5.88%, 7/15/2026 (c)	20,000	21,275

7.00%, 5/15/2027 (c)	45,000	50,006

Greif, Inc. 6.50%, 3/1/2027 (c)	36,000	38,880

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (c)	20,000	20,550

H&E Equipment Services, Inc. 5.63%, 9/1/2025	25,000	26,187

Hanesbrands, Inc. 4.88%, 5/15/2026 (c)	60,000	63,525

Harsco Corp. 5.75%, 7/31/2027 (c)	9,000	9,596

HAT Holdings I LLC REIT, 5.25%, 7/15/2024 (c)	13,000	13,666

HCA Healthcare, Inc. 6.25%, 2/15/2021	23,000	23,977

HCA, Inc.

7.50%, 2/15/2022	57,000	62,985

5.88%, 5/1/2023	95,000	104,990

5.38%, 2/1/2025	66,000	72,985

5.88%, 2/15/2026	65,000	73,914

5.63%, 9/1/2028	274,000	312,250

Healthpeak Properties, Inc.

REIT, 3.25%, 7/15/2026	10,000	10,361

REIT, 3.00%, 1/15/2030	5,000	5,012

Herc Holdings, Inc. 5.50%, 7/15/2027 (c)	28,000	29,470

Hertz Corp. (The)

7.63%, 6/1/2022 (c)	8,000	8,320

5.50%, 10/15/2024 (c)	70,000	71,750

7.13%, 8/1/2026 (c)	25,000	27,075

Hilcorp Energy I LP

5.00%, 12/1/2024 (c)	90,000	87,027

5.75%, 10/1/2025 (c)	4,000	3,900

6.25%, 11/1/2028 (c)	39,000	37,050

Hill-Rom Holdings, Inc. 5.00%, 2/15/2025 (c)	15,000	15,600

Hilton Domestic Operating Co., Inc.

5.13%, 5/1/2026	12,000	12,630

4.88%, 1/15/2030	24,000	25,426

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	28,000	30,240

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	14,000	14,385

4.88%, 4/1/2027	32,000	34,000

Holly Energy Partners LP 6.00%, 8/1/2024 (c)	25,000	26,063

Hologic, Inc. 4.38%, 10/15/2025 (c)	34,000	35,105

4.63%, 2/1/2028 (c)	25,000	26,500

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — Continued

United States — continued

Hughes Satellite Systems Corp. 6.63%, 8/1/2026	20,000	22,200

Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (a) (b) (d)	5,000	5,187

Icahn Enterprises LP

6.25%, 2/1/2022	43,000	43,817

4.75%, 9/15/2024 (c)	70,000	71,925

6.38%, 12/15/2025	22,000	23,072

iHeartCommunications, Inc.

9.00%, 12/15/2019 ‡ (j)	115,000	—

6.38%, 5/1/2026 (i)	56,945	61,785

8.38%, 5/1/2027	97,589	107,836

5.25%, 8/15/2027 (c)	18,000	18,834

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 3.90%, 12/21/2065 (b) (c)	100,000	79,000

Infor US, Inc. 6.50%, 5/15/2022	50,000	50,750

International Game Technology plc 6.50%, 2/15/2025 (c)	200,000	224,500

Interstate Power & Light Co. 4.10%, 9/26/2028	10,000	10,957

IRB Holding Corp. 6.75%, 2/15/2026 (c)	56,000	58,660

Iron Mountain, Inc.

REIT, 5.75%, 8/15/2024	52,000	52,585

REIT, 4.88%, 9/15/2027 (c)	84,000	86,730

REIT, 5.25%, 3/15/2028 (c)	48,000	49,920

ITC Holdings Corp.

2.70%, 11/15/2022	2,000	2,024

3.35%, 11/15/2027	10,000	10,424

Jack Ohio Finance LLC

6.75%, 11/15/2021 (c)	3,000	3,060

10.25%, 11/15/2022 (c)	20,000	21,110

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (c)	31,000	32,705

JBS USA LUX SA

5.88%, 7/15/2024 (c)	10,000	10,284

5.75%, 6/15/2025 (c)	96,000	99,480

6.50%, 4/15/2029 (c)	63,000	70,011

5.50%, 1/15/2030 (c)	42,000	45,112

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (c)	10,000	10,879

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	11,000	11,275

Keurig Dr Pepper, Inc. 2.55%, 9/15/2026	5,000	4,978

KeyCorp Series D, (ICE LIBOR USD 3 Month + 3.61%), 5.00%, 9/15/2026 (a) (b) (d)	40,000	42,506

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Kroger Co. (The) 3.88%, 10/15/2046	5,000	4,884

L3Harris Technologies, Inc. 2.90%, 12/15/2029	5,000	5,072

Ladder Capital Finance Holdings LLLP REIT, 5.25%, 10/1/2025 (c)	48,000	49,800

Lamar Media Corp. 5.75%, 2/1/2026	20,000	21,198

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (c)	59,000	62,540

Lennar Corp.

4.50%, 4/30/2024	15,000	15,844

5.88%, 11/15/2024	45,000	50,062

4.75%, 5/30/2025	5,000	5,375

5.25%, 6/1/2026	14,000	15,330

5.00%, 6/15/2027	20,000	21,700

Level 3 Financing, Inc.

5.13%, 5/1/2023	25,000	25,156

5.38%, 1/15/2024	10,000	10,163

5.38%, 5/1/2025	91,000	94,185

5.25%, 3/15/2026	54,000	56,160

Liberty Interactive LLC 8.25%, 2/1/2030	35,000	34,563

Live Nation Entertainment, Inc. 5.63%, 3/15/2026 (c)	33,000	35,145

Lowe’s Cos., Inc.

3.65%, 4/5/2029	5,000	5,340

3.70%, 4/15/2046	5,000	5,085

LPL Holdings, Inc. 5.75%, 9/15/2025 (c)	50,000	52,313

Marriott Ownership Resorts, Inc.

6.50%, 9/15/2026	50,000	54,438

4.75%, 1/15/2028 (c)	6,000	6,142

Martin Midstream Partners LP 7.25%, 2/15/2021	50,000	45,500

MasTec, Inc. 4.88%, 3/15/2023	59,000	59,738

Matador Resources Co. 5.88%, 9/15/2026	55,000	55,138

Mattel, Inc.

3.15%, 3/15/2023	37,000	36,445

6.75%, 12/31/2025 (c)	140,000	150,472

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (c)	62,000	63,866

McDonald’s Corp.

3.70%, 2/15/2042	5,000	5,064

3.63%, 9/1/2049	5,000	5,069

MetLife, Inc.

Series C, (ICE LIBOR USD 3 Month + 3.58%), 5.25%, 6/15/2020 (a) (b) (d)	95,000	96,224

Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (a) (b) (d)	102,000	113,545

6.40%, 12/15/2036	14,000	17,150

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

MGM Growth Properties Operating Partnership LP REIT, 5.75%, 2/1/2027 (c)	23,000	25,703

MGM Resorts International 4.63%, 9/1/2026	261,000	276,660

Microsoft Corp. 3.45%, 8/8/2036	15,000	16,399

Midcontinent Communications 5.38%, 8/15/2027 (c)	17,000	17,978

Morgan Stanley

Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.61%, 4/15/2020 (a) (b) (d)	174,000	175,531

Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 7/15/2020 (a) (b) (d)	14,000	14,278

(SOFR + 1.15%), 2.72%, 7/22/2025 (b)	10,000	10,121

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (b)	10,000	10,621

Mosaic Co. (The) 4.05%, 11/15/2027	5,000	5,186

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (c)	105,000	101,588

MPLX LP 4.50%, 4/15/2038	5,000	5,076

MSCI, Inc. 5.38%, 5/15/2027 (c)	69,000	74,348

MTS Systems Corp. 5.75%, 8/15/2027 (c)	24,000	25,080

National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (b)	20,000	21,669

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (c)	32,000	33,873

9.13%, 7/15/2026 (c)	60,000	66,450

Nationstar Mortgage LLC 6.50%, 6/1/2022	30,000	30,020

NCR Corp.

5.75%, 9/1/2027 (c)	25,000	26,625

6.13%, 9/1/2029 (c)	25,000	27,128

Neiman Marcus Group Ltd. LLC 14.00% (Blend (cash 8.00% + PIK 6.00%), 4/25/2024 (c) (f)	27,886	13,859

8.00%, 10/25/2024 (c)	41,000	13,018

Netflix, Inc.

5.88%, 2/15/2025	100,000	111,500

4.38%, 11/15/2026	15,000	15,375

4.88%, 4/15/2028	15,000	15,580

5.88%, 11/15/2028	60,000	66,514

5.38%, 11/15/2029 (c)	15,000	15,975

New Albertsons LP

7.75%, 6/15/2026	5,000	5,050

6.63%, 6/1/2028	15,000	13,800

7.45%, 8/1/2029	21,000	21,420

8.70%, 5/1/2030	14,000	15,207

8.00%, 5/1/2031	80,000	82,920

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Newell Brands, Inc. 4.20%, 4/1/2026 (g)	125,000	130,222

Nexstar Broadcasting, Inc.

5.63%, 8/1/2024 (c)	25,000	26,063

5.63%, 7/15/2027 (c)	43,000	45,313

NextEra Energy Capital Holdings, Inc. (ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (b)	22,000	24,354

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (c)	23,000	23,949

4.25%, 9/15/2024 (c)	24,000	24,960

4.50%, 9/15/2027 (c)	8,000	8,340

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (c)	10,000	10,300

Nielsen Finance LLC 5.00%, 4/15/2022 (c)	112,000	112,420

NiSource, Inc.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (a) (b) (d)	14,000	14,350

Noble Energy, Inc. 3.85%, 1/15/2028	5,000	5,277

Norfolk Southern Corp. 2.55%, 11/1/2029	5,000	4,980

NortonLifeLock, Inc. 5.00%, 4/15/2025 (c)	17,000	17,362

Novelis Corp.

6.25%, 8/15/2024 (c)	45,000	47,194

5.88%, 9/30/2026 (c)	25,000	26,602

NRG Energy, Inc.

7.25%, 5/15/2026	40,000	43,700

6.63%, 1/15/2027	15,000	16,275

5.75%, 1/15/2028	12,000	13,020

5.25%, 6/15/2029 (c)	26,000	28,113

Nuance Communications, Inc. 5.63%, 12/15/2026	59,000	62,878

NuStar Logistics LP

6.00%, 6/1/2026	12,000	12,690

5.63%, 4/28/2027	30,000	30,825

Oasis Petroleum, Inc.

6.88%, 3/15/2022	24,000	23,100

6.25%, 5/1/2026 (c)	50,000	41,500

Occidental Petroleum Corp. 3.50%, 8/15/2029	10,000	10,194

Oceaneering International, Inc. 6.00%, 2/1/2028	14,000	13,720

ONEOK, Inc. 3.40%, 9/1/2029	5,000	5,073

Oracle Corp.

3.90%, 5/15/2035	6,000	6,678

3.85%, 7/15/2036	9,000	9,846

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Outfront Media Capital LLC

5.63%, 2/15/2024	25,000	25,625

5.00%, 8/15/2027 (c)	15,000	15,712

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c)	12,000	11,940

PBF Holding Co. LLC

7.00%, 11/15/2023	10,000	10,375

7.25%, 6/15/2025	25,000	26,688

PBF Logistics LP 6.88%, 5/15/2023	25,000	25,750

Peabody Energy Corp. 6.00%, 3/31/2022 (c)	15,000	14,625

Pennsylvania Electric Co. 3.60%, 6/1/2029 (c)	5,000	5,259

Penske Automotive Group, Inc. 5.50%, 5/15/2026	75,000	78,563

Performance Food Group, Inc. 5.50%, 10/15/2027 (c)	20,000	21,375

PetSmart, Inc.

7.13%, 3/15/2023 (c)	20,000	19,600

5.88%, 6/1/2025 (c)	97,000	98,819

Philip Morris International, Inc. 3.38%, 8/15/2029	10,000	10,486

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (c)	59,000	60,984

5.88%, 9/30/2027 (c)	39,000	42,169

Pitney Bowes, Inc. 5.20%, 4/1/2023 (g)	14,000	13,790

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (a) (b) (d)	8,000	7,460

Plantronics, Inc. 5.50%, 5/31/2023 (c)	61,000	59,628

PNC Financial Services Group, Inc. (The)

Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023 (a) (b) (d)	49,000	50,837

Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (a) (b) (d)	29,000	31,012

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (c) (f)	43,000	40,044

Post Holdings, Inc.

5.50%, 3/1/2025 (c)	40,000	41,900

5.00%, 8/15/2026 (c)	84,000	88,725

5.75%, 3/1/2027 (c)	20,000	21,450

5.50%, 12/15/2029 (c)	25,000	26,658

Prime Security Services Borrower LLC

9.25%, 5/15/2023 (c)	32,000	33,560

5.25%, 4/15/2024 (c)	31,000	32,798

5.75%, 4/15/2026 (c)	50,000	54,344

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (a) (b) (d)	25,000	26,274

Prudential Financial, Inc. (ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (b)	191,000	205,325

QEP Resources, Inc.

5.38%, 10/1/2022	8,000	8,040

5.25%, 5/1/2023	10,000	9,900

Qorvo, Inc. 5.50%, 7/15/2026	50,000	53,250

Quicken Loans, Inc.

5.75%, 5/1/2025 (c)	74,000	76,498

5.25%, 1/15/2028 (c)	20,000	20,700

Qwest Corp. 6.88%, 9/15/2033	13,000	13,059

Radian Group, Inc.

4.50%, 10/1/2024	40,000	42,300

4.88%, 3/15/2027	12,000	12,630

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (c)	35,000	38,194

8.25%, 11/15/2026 (c)	29,000	32,661

Reynolds Group Issuer, Inc.

5.75%, 10/15/2020	43,610	43,664

5.13%, 7/15/2023 (c)	25,000	25,594

Rockwell Collins, Inc. 3.50%, 3/15/2027	15,000	15,915

Ryman Hospitality Properties, Inc. REIT, 4.75%, 10/15/2027 (c)	18,000	18,585

Sabre GLBL, Inc. 5.38%, 4/15/2023 (c)	22,000	22,539

SBA Communications Corp. REIT, 4.00%, 10/1/2022	23,000	23,431

Schlumberger Holdings Corp. 3.90%, 5/17/2028 (c)	5,000	5,320

Scientific Games International, Inc. 5.00%, 10/15/2025 (c)	156,000	163,410

Scotts Miracle-Gro Co. (The) 5.25%, 12/15/2026	125,000	133,438

Sealed Air Corp. 5.13%, 12/1/2024 (c)	20,000	21,550

Sensata Technologies BV

4.88%, 10/15/2023 (c)	15,000	15,975

5.63%, 11/1/2024 (c)	125,000	139,062

5.00%, 10/1/2025 (c)	30,000	32,588

Service Corp. International

5.38%, 5/15/2024	30,000	30,900

4.63%, 12/15/2027	12,000	12,510

5.13%, 6/1/2029	5,000	5,313

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	20,000	20,590

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Sinclair Television Group, Inc.

5.63%, 8/1/2024 (c)	6,000	6,172

5.88%, 3/15/2026 (c)	50,000	52,563

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (c)	10,000	10,150

5.38%, 4/15/2025 (c)	60,000	61,997

5.38%, 7/15/2026 (c)	42,000	44,612

5.00%, 8/1/2027 (c)	53,000	55,915

5.50%, 7/1/2029 (c)	26,000	28,112

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (c)	12,000	12,435

5.50%, 4/15/2027 (c)	12,000	12,795

SM Energy Co.

6.75%, 9/15/2026	12,000	11,760

6.63%, 1/15/2027 (i)	16,000	15,726

Solera LLC 10.50%, 3/1/2024 (c)	26,000	27,588

Southern California Edison Co. Series E, 3.70%, 8/1/2025	10,000	10,589

Southwestern Electric Power Co. Series M, 4.10%, 9/15/2028	10,000	10,930

Spectrum Brands, Inc.

6.13%, 12/15/2024	18,000	18,585

5.75%, 7/15/2025	133,000	138,821

5.00%, 10/1/2029 (c)	31,000	32,008

Springleaf Finance Corp. 7.75%, 10/1/2021	40,000	43,450

6.13%, 5/15/2022	5,000	5,369

5.63%, 3/15/2023	27,000	29,093

6.13%, 3/15/2024	20,000	21,900

6.88%, 3/15/2025	45,000	51,188

7.13%, 3/15/2026	52,000	60,122

6.63%, 1/15/2028	33,000	37,250

Sprint Capital Corp. 8.75%, 3/15/2032	197,000	239,109

Sprint Communications, Inc. 6.00%, 11/15/2022	38,000	39,853

Sprint Corp.

7.88%, 9/15/2023	189,000	208,530

7.13%, 6/15/2024	71,000	76,591

7.63%, 2/15/2025	194,000	212,886

7.63%, 3/1/2026	39,000	43,009

Sprint eWireless, Inc. 7.00%, 3/1/2020 (j)	25,000	—

SRC Energy, Inc. 6.25%, 12/1/2025	16,000	16,120

SS&C Technologies, Inc. 5.50%, 9/30/2027 (c)	93,000	99,278

Standard Industries, Inc.

6.00%, 10/15/2025 (c)	50,000	52,562

5.00%, 2/15/2027 (c)	18,000	18,765

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

4.75%, 1/15/2028 (c)	17,000	17,425

Staples, Inc.

7.50%, 4/15/2026 (c)	95,000	98,563

10.75%, 4/15/2027 (c)	35,000	35,525

State Street Corp.

Series F, (ICE LIBOR USD 3 Month + 3.60%), 5.25%, 9/15/2020 (a) (b) (d)	80,000	82,038

Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (a) (b) (d)	21,000	22,287

Station Casinos LLC 5.00%, 10/1/2025 (c)	36,000	36,630

Steel Dynamics, Inc.

4.13%, 9/15/2025	20,000	20,547

5.00%, 12/15/2026	15,000	15,948

Summit Materials LLC

5.13%, 6/1/2025 (c)	35,000	35,963

6.50%, 3/15/2027 (c)	45,000	48,375

Summit Midstream Holdings LLC

5.50%, 8/15/2022	10,000	8,900

5.75%, 4/15/2025	35,000	26,731

Sunoco Logistics Partners Operations LP 4.00%, 10/1/2027	10,000	10,334

Sunoco LP

4.88%, 1/15/2023	23,000	23,518

5.50%, 2/15/2026	13,000	13,488

6.00%, 4/15/2027	36,000	38,430

5.88%, 3/15/2028	3,000	3,185

Tallgrass Energy Partners LP

5.50%, 9/15/2024 (c)	25,000	25,125

5.50%, 1/15/2028 (c)	5,000	4,900

Targa Resources Partners LP

4.25%, 11/15/2023	15,000	15,150

5.13%, 2/1/2025	50,000	51,875

5.88%, 4/15/2026	82,000	87,125

6.50%, 7/15/2027 (c)	11,000	12,045

Team Health Holdings, Inc.

6.38%, 2/1/2025 (c) (i)	85,000	56,738

TEGNA, Inc.

6.38%, 10/15/2023	60,000	61,800

5.50%, 9/15/2024 (c)	10,000	10,350

Tempur Sealy International, Inc.

5.63%, 10/15/2023	42,000	43,208

5.50%, 6/15/2026	64,000	67,440

Tenet Healthcare Corp.

4.63%, 7/15/2024	75,000	76,781

4.63%, 9/1/2024 (c)	11,000	11,469

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — Continued

United States — continued

5.13%, 5/1/2025	57,000	58,710

4.88%, 1/1/2026 (c)	78,000	81,697

6.25%, 2/1/2027 (c)	30,000	32,288

5.13%, 11/1/2027 (c)	189,000	199,631

Tennant Co. 5.63%, 5/1/2025	60,000	62,700

Terraform Global Operating LLC 6.13%, 3/1/2026 (c)	15,000	15,600

TerraForm Power Operating LLC

4.25%, 1/31/2023 (c)	15,000	15,442

5.00%, 1/31/2028 (c)	29,000	30,662

Thermo Fisher Scientific, Inc. 2.60%, 10/1/2029	10,000	9,877

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	10,000	—

T-Mobile USA, Inc.

6.38%, 3/1/2025	11,000	11,367

6.38%, 3/1/2025 ‡	120,000	—

5.13%, 4/15/2025	10,000	10,345

4.50%, 2/1/2026	99,000	101,475

4.75%, 2/1/2028	93,000	97,446

4.75%, 2/1/2028 ‡	10,000	—

TransDigm, Inc. 6.25%, 3/15/2026 (c)	59,000	63,874

Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (c)	3,500	3,710

Transocean Pontus Ltd. 6.13%, 8/1/2025 (c)	37,380	38,315

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (c)	50,000	53,000

Transocean Proteus Ltd. 6.25%, 12/1/2024 (c)	23,800	24,514

Transocean, Inc. 9.00%, 7/15/2023 (c)	7,000	7,394

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (c)	52,000	52,000

Tronox, Inc. 6.50%, 4/15/2026 (c)	32,000	32,966

Truist Financial Corp.

Series K, (ICE LIBOR USD 3 Month + 3.86%), 5.75%, 3/15/2020 (a) (b) (d)	5,000	5,015

Series N, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/1/2024 (a) (b) (d)	35,000	36,137

Series L, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 12/15/2024 (a) (b) (d)	34,000	34,680

Series M, (ICE LIBOR USD 3 Month + 2.79%), 5.13%, 12/15/2027 (a) (b) (d)	40,000	41,120

UDR, Inc. REIT, 3.00%, 8/15/2031	10,000	10,002

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%), 7/12/2024 (f)	87,986	13,247

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

United Airlines Holdings, Inc.

5.00%, 2/1/2024	33,000	35,221

4.88%, 1/15/2025	28,000	29,680

United Rentals North America, Inc.

5.50%, 7/15/2025	15,000	15,586

4.63%, 10/15/2025	50,000	51,405

5.88%, 9/15/2026	32,000	34,328

6.50%, 12/15/2026	52,000	57,151

5.50%, 5/15/2027	10,000	10,713

4.88%, 1/15/2028	50,000	52,061

Valaris plc

7.75%, 2/1/2026	3,000	1,695

5.75%, 10/1/2044	26,000	11,700

Verizon Communications, Inc.

4.40%, 11/1/2034	10,000	11,570

4.27%, 1/15/2036	10,000	11,291

3.85%, 11/1/2042	5,000	5,385

ViacomCBS, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (b)	61,000	63,440

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (b)	66,000	73,194

Vistra Energy Corp. 5.88%, 6/1/2023	35,000	35,806

Vistra Operations Co. LLC 5.50%, 9/1/2026 (c)	20,000	21,200

VOC Escrow Ltd. 5.00%, 2/15/2028 (c)	29,000	30,378

Voya Financial, Inc. (ICE LIBOR USD 3 Month + 3.58%), 5.65%, 5/15/2053 (b)	11,000	11,695

W&T Offshore, Inc. 9.75%, 11/1/2023 (c)	55,000	52,456

WellCare Health Plans, Inc. 5.25%, 4/1/2025	75,000	78,000

Wells Fargo & Co. 3.75%, 1/24/2024	15,000	15,843

Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (a) (b) (d)	139,000	151,346

Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (a) (b) (d)	35,000	38,937

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (b)	5,000	5,183

Welltower, Inc. REIT, 4.13%, 3/15/2029	10,000	10,886

WESCO Distribution, Inc. 5.38%, 6/15/2024	36,000	37,350

Western Digital Corp. 4.75%, 2/15/2026	74,000	77,145

Whiting Petroleum Corp.

5.75%, 3/15/2021	77,000	72,842

6.63%, 1/15/2026	37,000	25,215

William Carter Co. (The) 5.63%, 3/15/2027 (c)	13,000	13,975

Windstream Services LLC 8.63%, 10/31/2025 (c) (g)	32,000	30,720

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

WMG Acquisition Corp.

5.00%, 8/1/2023 (c)	20,000	20,450

5.50%, 4/15/2026 (c)	57,000	59,993

WPX Energy, Inc. 5.75%, 6/1/2026	59,000	62,983

Wyndham Destinations, Inc.

4.25%, 3/1/2022	2,000	2,040

5.40%, 4/1/2024 (g)	17,000	17,999

6.35%, 10/1/2025 (g)	16,000	17,800

5.75%, 4/1/2027 (g)	25,000	27,125

Wynn Las Vegas LLC 5.50%, 3/1/2025 (c)	35,000	37,494

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (c)	224,000	240,520

Xerox Corp. 4.12%, 3/15/2023 (g)	45,000	46,631

XPO Logistics, Inc.

6.13%, 9/1/2023 (c)	40,000	41,292

6.75%, 8/15/2024 (c)	65,000	70,613

Yum! Brands, Inc. 4.75%, 1/15/2030 (c)	24,000	25,140

Zayo Group LLC 6.38%, 5/15/2025	50,000	51,542

Zoetis, Inc.

3.00%, 9/12/2027	10,000	10,270

3.90%, 8/20/2028	10,000	10,838

		25,954,480

Total Corporate Bonds (Cost $29,181,964)		29,912,261

	SHARES
Common Stocks — 30.3%

Australia — 0.8%

Adelaide Brighton Ltd.	4,798	11,666

AGL Energy Ltd.	2,795	40,230

Alumina Ltd.	8,841	14,280

APA Group	1,729	13,459

Atlas Arteria Ltd.	1,650	9,072

AusNet Services	4,610	5,497

Bank of Queensland Ltd.	3,158	16,075

BHP Group plc	845	19,802

CSR Ltd.	2,848	9,105

Dexus, REIT	8,905	73,304

Goodman Group, REIT	9,717	91,312

IOOF Holdings Ltd.	2,354	12,983

Mirvac Group, REIT	45,044	100,822

Rio Tinto plc	3,763	222,751

Sonic Healthcare Ltd.	433	8,731

Spark Infrastructure Group	4,350	6,377

Sydney Airport	3,039	18,464

INVESTMENTS	SHARES	VALUE($)

Australia — continued

Transurban Group	1,877	19,647

Wesfarmers Ltd.	705	20,489

Woodside Petroleum Ltd.	577	13,951

		728,017

Austria — 0.1%

Erste Group Bank AG *	2,646	99,390

OMV AG	212	11,877

Raiffeisen Bank International AG	383	9,586

Verbund AG	168	8,431

		129,284

Belgium — 0.2%

Ageas	182	10,762

KBC Group NV	211	15,908

Proximus SADP	450	12,894

Shurgard Self Storage SA	1,382	52,707

Telenet Group Holding NV	170	7,642

Warehouses De Pauw CVA, REIT, CVA	412	75,025

		174,938

Brazil — 0.3%

Ambev SA *	22,100	104,383

BB Seguridade Participacoes SA	9,923	93,490

Itau Unibanco Holding SA (Preference)	11,648	106,991

		304,864

Canada — 0.9%

Algonquin Power & Utilities Corp.	884	12,506

Allied Properties, REIT	3,936	157,828

AltaGas Ltd.	667	10,160

Atco Ltd., Class I	140	5,366

BCE, Inc.	400	18,531

Canadian Imperial Bank of Commerce	155	12,898

Canadian Utilities Ltd., Class A	936	28,234

Capital Power Corp.	233	6,171

Emera, Inc.	455	19,548

Enbridge, Inc.	522	20,755

Fortis, Inc.	941	39,044

Great-West Lifeco, Inc.	280	7,172

Hydro One Ltd. (h)	1,630	31,482

IGM Financial, Inc.	314	9,015

Inter Pipeline Ltd.	1,142	19,823

Northland Power, Inc.	429	8,986

Nutrien Ltd.	321	15,368

Pembina Pipeline Corp.	470	17,420

Power Corp. of Canada	847	21,818

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Canada — continued

Power Financial Corp.	759	20,422

Rogers Communications, Inc., Class B	188	9,335

Shaw Communications, Inc., Class B	881	17,877

Superior Plus Corp.	408	3,946

TC Energy Corp.	3,853	205,209

TELUS Corp.	481	18,624

Thomson Reuters Corp.	275	19,672

Toronto-Dominion Bank (The)	770	43,186

		800,396

Chile — 0.0% (e)

Banco Santander Chile, ADR	938	21,640

China — 1.6%

China Construction Bank Corp., Class H	133,000	115,317

China Construction Bank Corp., Class H	57,000	49,250

China Life Insurance Co. Ltd., Class H	16,000	44,506

China Mobile Ltd.	9,000	76,049

China Overseas Land & Investment Ltd.	38,000	147,995

China Pacific Insurance Group Co. Ltd., Class H	19,000	74,860

China Petroleum & Chemical Corp., Class H	158,000	95,137

CNOOC Ltd.	43,000	71,502

Fuyao Glass Industry Group Co. Ltd., Class A	11,794	40,661

Guangdong Investment Ltd.	18,000	37,648

Huayu Automotive Systems Co. Ltd., Class A	27,000	100,892

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	22,411	99,765

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	6,499	103,363

Midea Group Co. Ltd., Class A	17,391	145,899

Ping An Insurance Group Co. of China Ltd., Class H	16,000	189,335

SAIC Motor Corp. Ltd., Class A	7,903	27,098

		1,419,277

Czech Republic — 0.1%

Komercni banka A/S	1,654	60,572

Moneta Money Bank A/S (h)	2,931	10,998

		71,570

Denmark — 0.0% (e)

Tryg A/S	328	9,724

Finland — 0.2%

Elisa OYJ	208	11,491

Fortum OYJ	2,142	52,872

Kone OYJ, Class B	201	13,143

Metso OYJ	248	9,797

INVESTMENTS	SHARES	VALUE($)

Finland — continued

Neste OYJ	366	12,735

Nordea Bank Abp	1,267	10,250

Orion OYJ, Class B	375	17,367

UPM-Kymmene OYJ	420	14,571

Wartsila OYJ Abp	799	8,832

		151,058

France — 1.8%

Aeroports de Paris	54	10,692

Airbus SE	23	3,358

Airbus SE	595	87,325

Alstom SA	117	5,560

Amundi SA (h)	189	14,862

Atos SE	160	13,370

AXA SA	984	27,804

BNP Paribas SA	504	29,957

Bouygues SA	341	14,536

Casino Guichard Perrachon SA (i)	293	13,705

Cie de Saint-Gobain	284	11,634

Cie Generale des Etablissements Michelin SCA	137	16,859

CNP Assurances	573	11,417

Covivio, REIT	1,079	122,542

Credit Agricole SA	1,042	15,163

Eiffage SA	112	12,849

Electricite de France SA	1,948	21,736

Engie SA	3,587	58,103

Eutelsat Communications SA	845	13,734

Gecina SA, REIT	92	16,470

ICADE, REIT	107	11,651

LVMH Moet Hennessy Louis Vuitton SE	120	55,915

Orange SA	1,209	17,768

Peugeot SA	549	13,218

Publicis Groupe SA	279	12,650

Rexel SA	703	9,350

Rubis SCA	143	8,800

Sanofi	1,111	111,575

Schneider Electric SE	2,457	252,432

SCOR SE	259	10,903

Societe Generale SA	1,229	42,890

Suez	1,913	28,988

TOTAL SA	3,678	204,094

Valeo SA	308	10,917

Veolia Environnement SA	1,434	38,156

Vinci SA	2,506	279,102

		1,630,085

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Germany — 1.1%

Allianz SE (Registered)	1,169	286,438

Aroundtown SA	7,694	69,106

BASF SE	386	29,080

Bayer AG (Registered)	602	48,941

Bayerische Motoren Werke AG	229	18,756

Deutsche Lufthansa AG (Registered)	535	9,848

Deutsche Post AG (Registered)	468	17,795

Deutsche Telekom AG (Registered)	1,562	25,527

E.ON SE	3,234	34,561

Fraport AG Frankfurt Airport Services Worldwide	106	8,998

Hannover Rueck SE	63	12,147

HeidelbergCement AG	179	13,007

HOCHTIEF AG	85	10,822

METRO AG	682	10,974

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	360	106,234

Porsche Automobil Holding SE (Preference)	173	12,836

ProSiebenSat.1 Media SE	1,176	18,349

RWE AG	1,262	38,670

Telefonica Deutschland Holding AG	10,000	28,985

TUI AG	1,653	20,861

Uniper SE	367	12,130

Volkswagen AG (Preference)	326	64,169

Vonovia SE	2,170	116,549

		1,014,783

Hong Kong — 0.5%

CK Infrastructure Holdings Ltd.	2,000	14,233

CLP Holdings Ltd.	2,000	20,995

Hang Seng Bank Ltd.	4,300	88,881

HKT Trust & HKT Ltd.	85,000	119,789

Hong Kong & China Gas Co. Ltd.	10,000	19,539

Hong Kong Exchanges & Clearing Ltd.	2,300	74,722

Power Assets Holdings Ltd.	2,500	18,289

Sun Hung Kai Properties Ltd.	4,000	61,260

VTech Holdings Ltd.	800	7,906

WH Group Ltd. (h)	42,000	43,427

Yue Yuen Industrial Holdings Ltd.	4,500	13,281

		482,322

Hungary — 0.1%

OTP Bank Nyrt.	2,363	123,727

India — 0.2%

Infosys Ltd., ADR	15,596	160,951

INVESTMENTS	SHARES	VALUE($)

Indonesia — 0.2%

Bank Rakyat Indonesia Persero Tbk. PT	167,800	53,113

Telekomunikasi Indonesia Persero Tbk. PT, ADR	4,400	125,400

		178,513

Ireland — 0.0% (e)

Bank of Ireland Group plc	1,899	10,382

Smurfit Kappa Group plc	353	13,611

		23,993

Italy — 0.5%

A2A SpA	7,899	14,833

Assicurazioni Generali SpA	958	19,778

Atlantia SpA	859	20,048

Enel SpA	22,450	178,339

Eni SpA	1,038	16,121

ERG SpA	184	3,967

FinecoBank Banca Fineco SpA	3,339	40,054

Hera SpA	2,369	10,376

Intesa Sanpaolo SpA	16,465	43,372

Iren SpA	1,510	4,678

Italgas SpA	1,848	11,298

Mediobanca Banca di Credito Finanziario SpA	1,027	11,308

Poste Italiane SpA (h)	912	10,363

Snam SpA	6,780	35,648

Telecom Italia SpA	18,121	11,097

Terna Rete Elettrica Nazionale SpA	4,631	30,972

UniCredit SpA	1,366	19,967

		482,219

Japan — 1.3%

Aozora Bank Ltd.	800	21,135

Chubu Electric Power Co., Inc.	1,300	18,377

Chugoku Electric Power Co., Inc. (The)	1,000	13,145

Electric Power Development Co. Ltd.	400	9,709

FANUC Corp.	100	18,466

Hokkaido Electric Power Co., Inc.	1,100	5,347

Invesco Office J-Reit, Inc., REIT	340	70,427

Japan Airlines Co. Ltd.	300	9,341

Japan Hotel REIT Investment Corp., REIT	116	86,689

Japan Post Holdings Co. Ltd.	400	3,762

Japan Tobacco, Inc.	600	13,378

JFE Holdings, Inc.	1,500	19,247

JXTG Holdings, Inc.	4,000	18,154

Kamigumi Co. Ltd.	300	6,594

Kansai Electric Power Co., Inc. (The)	3,300	38,230

KDDI Corp.	600	17,902

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Japan — continued

Kenedix Office Investment Corp., REIT	10	77,263

Kenedix Retail REIT Corp., REIT	15	38,171

Kyushu Electric Power Co., Inc.	1,600	13,882

Lawson, Inc.	300	17,029

Matsui Securities Co. Ltd.	1,400	11,103

Miraca Holdings, Inc.	400	9,797

Mitsubishi Chemical Holdings Corp.	500	3,726

Mitsubishi Logistics Corp.	300	7,803

Mitsui Fudosan Co. Ltd.	1,700	41,548

Mitsui Fudosan Logistics Park, Inc., REIT	9	39,966

Nippon Accommodations Fund, Inc., REIT	10	63,136

Nippon Prologis REIT, Inc., REIT	25	63,673

Nissan Motor Co. Ltd.	2,700	15,646

NTT DOCOMO, Inc.	800	22,285

Orix JREIT, Inc., REIT	31	67,194

Otsuka Corp.	700	27,954

Shikoku Electric Power Co., Inc.	600	5,927

Takeda Pharmaceutical Co. Ltd.	200	7,910

Tohoku Electric Power Co., Inc.	2,900	28,749

Tokio Marine Holdings, Inc.	2,100	117,576

Tokyo Electron Ltd.	100	21,833

Toyota Motor Corp.	1,800	126,831

		1,198,905

Macau — 0.1%

Sands China Ltd.	14,000	74,803

Mexico — 0.4%

Bolsa Mexicana de Valores SAB de CV	8,835	19,429

Fibra Uno Administracion SA de CV, REIT	41,689	64,559

Grupo Financiero Banorte SAB de CV, Class O	14,622	81,634

Kimberly-Clark de Mexico SAB de CV, Class A *	42,504	84,592

Wal-Mart de Mexico SAB de CV	34,126	97,970

		348,184

Netherlands — 0.3%

Aegon NV	2,931	13,417

Akzo Nobel NV	635	64,849

Eurocommercial Properties NV, REIT, CVA	1,272	35,670

Koninklijke Ahold Delhaize NV	648	16,247

Koninklijke KPN NV	4,313	12,764

NN Group NV	375	14,258

Randstad NV	178	10,907

Royal Dutch Shell plc, Class B	2,687	79,760

		247,872

INVESTMENTS	SHARES	VALUE($)

New Zealand — 0.0% (e)

Auckland International Airport Ltd.	867	5,110

Contact Energy Ltd.	2,563	12,312

Spark New Zealand Ltd.	5,039	14,694

		32,116

Norway — 0.2%

Aker BP ASA	638	20,939

DNB ASA	900	16,842

Equinor ASA	799	15,934

Gjensidige Forsikring ASA	649	13,623

Telenor ASA	6,512	116,732

Yara International ASA	287	11,957

		196,027

Peru — 0.0% (e)

Southern Copper Corp.	453	19,243

Portugal — 0.1%

EDP — Energias de Portugal SA	8,527	37,002

Galp Energia SGPS SA	743	12,473

		49,475

Russia — 0.5%

Alrosa PJSC	30,968	42,072

Evraz plc	3,413	18,276

Moscow Exchange MICEX-RTS PJSC	62,484	108,475

Sberbank of Russia PJSC	54,172	222,492

Severstal PJSC, GDR (h)	1,066	16,092

Severstal PJSC, GDR (h)	300	4,540

		411,947

Singapore — 0.2%

Ascendas, REIT	41,820	92,395

DBS Group Holdings Ltd.	3,900	75,197

SATS Ltd.	1,500	5,646

StarHub Ltd.	5,700	6,016

		179,254

South Africa — 0.4%

Absa Group Ltd.	7,061	75,268

Anglo American plc	784	22,523

AVI Ltd.	5,195	33,000

Bid Corp. Ltd.	2,270	53,530

FirstRand Ltd.	14,055	63,065

SPAR Group Ltd. (The)	1,788	25,259

Vodacom Group Ltd.	5,012	41,260

		313,905

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

South Korea — 0.4%

KT&G Corp.	866	70,066

Samsung Electronics Co. Ltd.	4,884	235,345

Samsung Fire & Marine Insurance Co. Ltd. *	256	53,820

SK Telecom Co. Ltd., ADR	1,011	23,364

		382,595

Spain — 0.8%

Acciona SA	85	8,962

ACS Actividades de Construccion y Servicios SA	299	11,994

Aena SME SA (h)	190	36,426

Atlantica Yield plc	255	6,730

Banco Bilbao Vizcaya Argentaria SA	3,647	20,476

CaixaBank SA	4,274	13,459

Enagas SA	1,206	30,762

Endesa SA	1,259	33,621

Iberdrola SA	21,726	223,899

Industria de Diseno Textil SA	3,364	118,886

Inmobiliaria Colonial Socimi SA, REIT	1,480	18,890

Mapfre SA	3,454	9,158

Merlin Properties Socimi SA, REIT	5,494	78,967

Naturgy Energy Group SA	1,952	49,153

Red Electrica Corp. SA	1,623	32,703

Repsol SA	1,134	17,815

Telefonica SA	2,767	19,350

		731,251

Sweden — 0.3%

Autoliv, Inc.	192	16,207

Boliden AB *	460	12,217

Electrolux AB, Series B	450	11,062

Hennes & Mauritz AB, Class B	749	15,278

Lundin Petroleum AB	402	13,650

Skandinaviska Enskilda Banken AB, Class A	1,715	16,128

Skanska AB, Class B	512	11,582

SKF AB, Class B	583	11,803

Svenska Handelsbanken AB, Class A	8,284	89,221

Swedbank AB, Class A	1,401	20,827

Swedish Match AB	277	14,270

Tele2 AB, Class B	1,046	15,182

Telia Co. AB	3,662	15,734

Volvo AB, Class B	2,327	38,957

		302,118

Switzerland — 1.2%

Adecco Group AG (Registered)	224	14,162

Credit Suisse Group AG (Registered) *	1,554	21,007

INVESTMENTS	SHARES	VALUE($)

Switzerland — continued

Flughafen Zurich AG (Registered)	63	11,499

Nestle SA (Registered)	549	59,438

Novartis AG (Registered)	4,278	405,082

OC Oerlikon Corp. AG (Registered)	1,720	20,156

Roche Holding AG	1,066	346,453

Swiss Re AG	1,022	114,814

UBS Group AG (Registered) *	1,823	23,005

Zurich Insurance Group AG	68	27,894

		1,043,510

Taiwan — 1.3%

Asustek Computer, Inc.	5,000	38,589

Chicony Electronics Co. Ltd.	4,035	11,991

Delta Electronics, Inc.	11,000	55,664

MediaTek, Inc.	5,000	74,085

Mega Financial Holding Co. Ltd.	60,000	61,267

Novatek Microelectronics Corp.	5,000	36,635

President Chain Store Corp.	3,000	30,464

Quanta Computer, Inc.	33,000	70,888

Taiwan Mobile Co. Ltd.	19,000	70,988

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	11,367	660,423

Vanguard International Semiconductor Corp.	24,000	63,489

		1,174,483

Thailand — 0.2%

Siam Cement PCL (The) (Registered)	4,300	55,588

Siam Commercial Bank PCL (The)	11,000	44,731

Thai Oil PCL	15,400	35,796

		136,115

Turkey — 0.0% (e)

Tupras Turkiye Petrol Rafinerileri A/S	1,315	28,019

United Arab Emirates — 0.0% (e)

First Abu Dhabi Bank PJSC	7,021	29,031

United Kingdom — 2.0%

3i Group plc	1,031	15,003

Admiral Group plc	389	11,887

AstraZeneca plc	453	45,342

Aviva plc	3,001	16,657

BAE Systems plc	1,626	12,174

Barclays plc	9,994	23,830

Barratt Developments plc	3,682	36,457

Berkeley Group Holdings plc	173	11,135

BP plc	17,679	111,215

British American Tobacco plc	916	38,932

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United Kingdom — continued

BT Group plc	8,216	20,936

Centrica plc	38,196	45,181

Diageo plc	2,555	107,659

Direct Line Insurance Group plc	5,051	20,899

Drax Group plc	1,297	5,395

easyJet plc	598	11,264

Fiat Chrysler Automobiles NV	920	13,640

GlaxoSmithKline plc	2,842	66,779

GVC Holdings plc	1,425	16,690

Imperial Brands plc	815	20,163

ITV plc	5,493	10,990

J Sainsbury plc	2,506	7,641

John Wood Group plc	4,272	22,657

Legal & General Group plc	4,055	16,289

M&G plc *	4,104	12,895

Micro Focus International plc	1,261	17,699

National Grid plc	3,792	47,389

NewRiver REIT plc, REIT	11,395	30,263

Next plc	184	17,146

Pennon Group plc	814	11,041

Persimmon plc	1,023	36,541

Prudential plc	5,966	114,312

RELX plc	915	23,098

Safestore Holdings plc, REIT	6,579	70,239

Schroders plc	167	7,374

Segro plc, REIT	9,315	110,918

Severn Trent plc	1,030	34,313

Signature Aviation plc	1,870	7,862

SSE plc	3,271	62,385

Standard Chartered plc	1,440	13,569

Standard Life Aberdeen plc	3,379	14,701

Taylor Wimpey plc	27,204	69,753

Tesco plc	6,044	20,427

Tritax Big Box REIT plc, REIT	26,678	52,646

Tritax EuroBox plc (h)	20,743	25,827

Unilever plc	921	52,721

UNITE Group plc (The), REIT	4,892	81,647

United Utilities Group plc	2,625	32,849

Vodafone Group plc	19,982	38,793

Workspace Group plc, REIT	4,613	72,591

WPP plc	1,144	16,099

		1,803,913

INVESTMENTS	SHARES	VALUE($)

United States — 12.0%

3M Co.	108	19,053

AbbVie, Inc.	238	21,073

AES Corp.	2,073	41,253

AGNC Investment Corp., REIT	1,075	19,006

ALLETE, Inc.	197	15,990

Alliant Energy Corp.	271	14,829

Altria Group, Inc.	416	20,763

Ameren Corp.	256	19,661

American Electric Power Co., Inc.	427	40,356

American States Water Co.	149	12,909

American Tower Corp., REIT	404	92,847

Americold Realty Trust, REIT	3,445	120,782

Amgen, Inc.	91	21,937

Analog Devices, Inc.	680	80,811

Annaly Capital Management, Inc., REIT	1,959	18,454

AT&T, Inc.	552	21,572

Automatic Data Processing, Inc.	743	126,681

AvalonBay Communities, Inc., REIT	1,151	241,365

Avangrid, Inc.	766	39,189

Avaya Holdings Corp. *	1,873	25,286

Avista Corp.	362	17,409

Black Hills Corp.	241	18,928

BlackRock, Inc.	143	71,886

Brandywine Realty Trust, REIT	4,644	73,143

Bristol-Myers Squibb Co.	3,415	219,209

Broadcom, Inc.	67	21,173

Cardinal Health, Inc.	390	19,726

Carnival Corp.	390	19,824

CenterPoint Energy, Inc.	1,626	44,341

CenturyLink, Inc.	1,493	19,723

CF Industries Holdings, Inc.	372	17,759

Chevron Corp.	1,596	192,334

Citigroup, Inc.	568	45,378

Clear Channel Outdoor Holdings, Inc. *	4,888	13,980

Clearway Energy, Inc., Class C	455	9,077

CMS Energy Corp.	310	19,480

CNA Financial Corp.	297	13,309

Coca-Cola Co. (The)	8,386	464,166

Comcast Corp., Class A	4,278	192,382

Consolidated Edison, Inc.	434	39,264

Coty, Inc., Class A	1,692	19,035

Diamondback Energy, Inc.	188	17,458

Digital Realty Trust, Inc., REIT	1,089	130,397

Dominion Energy, Inc.	516	42,735

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United States — continued

Douglas Emmett, Inc., REIT	2,086	91,575

DTE Energy Co.	303	39,351

Duke Energy Corp.	475	43,325

DuPont de Nemours, Inc.	630	40,446

Eastman Chemical Co.	231	18,309

Eaton Corp. plc	2,212	209,521

Edison International	558	42,079

Eli Lilly & Co.	1,122	147,464

Emerson Electric Co.	193	14,718

Entergy Corp.	343	41,091

Equinix, Inc., REIT	247	144,174

Equitrans Midstream Corp.	1,909	25,504

Equity LifeStyle Properties, Inc., REIT	2,410	169,640

Essex Property Trust, Inc., REIT	671	201,877

Evergy, Inc.	584	38,013

Exelon Corp.	453	20,652

Federal Realty Investment Trust, REIT	754	97,062

Ferguson plc	179	16,290

FirstEnergy Corp.	831	40,387

Ford Motor Co.	1,914	17,800

Gap, Inc. (The)	1,114	19,696

General Motors Co.	497	18,190

Gilead Sciences, Inc.	257	16,700

Hanesbrands, Inc.	796	11,821

Harley-Davidson, Inc.	497	18,483

Hawaiian Electric Industries, Inc.	299	14,011

Healthcare Trust of America, Inc., Class A, REIT	3,232	97,865

Healthpeak Properties, Inc., REIT	4,480	154,426

Helmerich & Payne, Inc.	342	15,537

Highwoods Properties, Inc., REIT	1,661	81,240

Honeywell International, Inc.	669	118,413

HP, Inc.	813	16,707

IDACORP, Inc.	176	18,797

iHeartMedia, Inc., Class A *	144	2,434

Intercontinental Exchange, Inc.	749	69,320

International Business Machines Corp.	1,333	178,675

International Flavors & Fragrances, Inc.	38	4,903

International Paper Co.	400	18,420

Interpublic Group of Cos., Inc. (The)	443	10,233

Invesco Ltd.	1,032	18,555

Invitation Homes, Inc., REIT	6,308	189,051

Iron Mountain, Inc., REIT	2,947	93,921

Johnson & Johnson	32	4,668

Johnson Controls International plc	279	11,358

INVESTMENTS	SHARES	VALUE($)

United States — continued

Kellogg Co.	325	22,477

Kilroy Realty Corp., REIT	1,199	100,596

Kimco Realty Corp., REIT	957	19,819

Kohl’s Corp.	385	19,616

Kraft Heinz Co. (The)	624	20,049

L Brands, Inc.	1,017	18,428

Las Vegas Sands Corp.	313	21,610

Leggett & Platt, Inc.	133	6,760

LyondellBasell Industries NV, Class A	205	19,368

Macerich Co. (The), REIT	543	14,618

Macquarie Infrastructure Corp.	439	18,807

Macy’s, Inc.	1,196	20,332

Maxim Integrated Products, Inc.	1,760	108,258

McDonald’s Corp.	727	143,662

MDU Resources Group, Inc.	1,329	39,485

Merck & Co., Inc.	4,129	375,533

Microsoft Corp.	244	38,479

Morgan Stanley	1,553	79,389

National Fuel Gas Co.	409	19,035

National Retail Properties, Inc., REIT	2,370	127,079

New Jersey Resources Corp.	394	17,561

Newell Brands, Inc.	1,132	21,757

Newmont Goldcorp Corp.	340	14,773

NextEra Energy, Inc.	912	220,850

Nielsen Holdings plc	899	18,250

NiSource, Inc.	676	18,820

Nordstrom, Inc.	544	22,266

Norfolk Southern Corp.	706	137,056

Northwest Natural Holding Co.	107	7,889

NorthWestern Corp.	263	18,849

NRG Energy, Inc.	471	18,722

Nucor Corp.	325	18,291

Occidental Petroleum Corp.	435	17,926

OGE Energy Corp.	443	19,700

Old Republic International Corp.	660	14,764

ONE Gas, Inc.	177	16,562

ONEOK, Inc.	254	19,220

PACCAR, Inc.	129	10,204

Packaging Corp. of America	184	20,606

Park Hotels & Resorts, Inc., REIT	5,693	147,278

Pattern Energy Group, Inc., Class A	570	15,250

PepsiCo, Inc.	768	104,963

Pfizer, Inc.	3,798	148,806

Philip Morris International, Inc.	2,122	180,561

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United States — continued

Pinnacle West Capital Corp.	425	38,220

PNM Resources, Inc.	332	16,836

Portland General Electric Co.	333	18,578

PPL Corp.	1,195	42,877

Progressive Corp. (The)	537	38,873

Prologis, Inc., REIT	4,189	373,407

Public Service Enterprise Group, Inc.	640	37,792

Public Storage, REIT	983	209,340

QUALCOMM, Inc.	103	9,088

Rexford Industrial Realty, Inc., REIT	2,044	93,349

Schlumberger Ltd.	456	18,331

Seagate Technology plc	359	21,361

Simon Property Group, Inc., REIT	114	16,981

South Jersey Industries, Inc.	473	15,600

Southern Co. (The)	690	43,953

Southwest Gas Holdings, Inc.	239	18,157

Spire, Inc.	195	16,245

Steel Dynamics, Inc.	597	20,322

Tapestry, Inc.	700	18,879

Targa Resources Corp.	506	20,660

TerraForm Power, Inc., Class A	622	9,573

Texas Instruments, Inc.	859	110,201

TJX Cos., Inc. (The)	739	45,123

UGI Corp.	428	19,328

United Parcel Service, Inc., Class B	173	20,251

UnitedHealth Group, Inc.	609	179,034

Ventas, Inc., REIT	3,654	210,982

VEREIT, Inc., REIT	15,776	145,770

Verizon Communications, Inc.	6,631	407,143

VICI Properties, Inc., REIT	6,019	153,785

Vornado Realty Trust, REIT	1,744	115,976

WEC Energy Group, Inc.	220	20,291

Weingarten Realty Investors, REIT	2,476	77,350

Western Digital Corp.	337	21,389

Westrock Co.	474	20,339

Williams Cos., Inc. (The)	640	15,181

WP Carey, Inc., REIT	559	44,742

Xcel Energy, Inc.	3,784	240,246

		10,848,512

Total Common Stocks (Cost $24,176,310)		27,458,639

Investment Companies — 12.6%

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (k)	311,639	2,555,439

INVESTMENTS	SHARES	VALUE($)

Investment Companies — continued

JPMorgan Equity Income Fund Class R6 Shares (k)	282,143	5,484,864

JPMorgan Floating Rate Income Fund Class R6 Shares (k)	100,879	918,000

JPMorgan Managed Income Fund Class L Shares (k)	246,805	2,477,922

Total Investment Companies (Cost $10,453,680)		11,436,225

	PRINCIPAL AMOUNT($)
Mortgage-Backed Securities — 7.4%

United States — 7.4%

FHLMC Gold Pools, 30 Year

Pool # G67700, 3.50%, 8/1/2046	272,576	288,407

Pool # G60852, 4.00%, 8/1/2046	45,022	48,399

Pool # G67702, 4.00%, 1/1/2047	32,575	35,019

Pool # G61096, 3.50%, 2/1/2047	128,931	135,839

Pool # G67703, 3.50%, 4/1/2047	312,552	330,696

Pool # G67704, 4.00%, 8/1/2047	18,213	19,824

Pool # G67705, 4.00%, 10/1/2047	23,159	24,896

Pool # Q52307, 3.50%, 11/1/2047	33,079	35,021

Pool # G67706, 3.50%, 12/1/2047	311,321	329,394

Pool # Q53751, 3.50%, 1/1/2048	141,255	146,836

Pool # G67708, 3.50%, 3/1/2048	435,088	458,020

Pool # G67714, 4.00%, 7/1/2048	42,695	45,678

FHLMC UMBS, 30 Year

Pool # SD0105, 3.50%, 6/1/2047	95,120	99,247

Pool # SD0011, 3.50%, 7/1/2049	1,156,500	1,219,784

Pool # SD7506, 4.00%, 9/1/2049 (l)	87,741	93,845

FNMA UMBS, 20 Year

Pool # BM3100, 4.00%, 11/1/2037	22,922	24,463

Pool # BM3569, 3.50%, 2/1/2038	57,409	60,137

Pool # BM3791, 3.50%, 4/1/2038	42,268	44,060

FNMA UMBS, 30 Year

Pool # AS4085, 4.00%, 12/1/2044	19,290	20,727

Pool # BM1909, 4.00%, 2/1/2045	35,154	38,021

Pool # AL7941, 4.00%, 12/1/2045	117,710	126,482

Pool # FM1782, 4.00%, 3/1/2046	97,333	103,966

Pool # MA2670, 3.00%, 7/1/2046	63,968	65,470

Pool # AS8295, 3.00%, 11/1/2046	37,691	38,869

Pool # MA2863, 3.00%, 1/1/2047	179,430	183,490

Pool # AS8684, 3.50%, 1/1/2047	37,415	39,397

Pool # MA2920, 3.00%, 3/1/2047	71,190	72,865

Pool # AS9313, 4.00%, 3/1/2047	35,532	38,187

Pool # FM1504, 3.50%, 6/1/2047	95,885	101,358

Pool # AS9960, 4.00%, 7/1/2047	158,411	169,585

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued

United States — continued

Pool # BM3567, 4.00%, 9/1/2047	234,993	252,378

Pool # BM4028, 3.50%, 10/1/2047	33,569	35,493

Pool # BM3357, 3.50%, 11/1/2047	67,003	70,888

Pool # BM3778, 3.50%, 12/1/2047	210,712	222,790

Pool # CA0906, 3.50%, 12/1/2047	116,911	123,699

Pool # MA3210, 3.50%, 12/1/2047	23,658	24,582

Pool # BH9215, 3.50%, 1/1/2048	37,856	39,345

Pool # CA0995, 3.50%, 1/1/2048	135,075	142,927

Pool # BM3788, 3.50%, 3/1/2048	272,612	288,567

Pool # BM5483, 3.50%, 4/1/2048	39,335	40,826

Pool # BM5897, 3.50%, 5/1/2048	45,016	46,762

Pool # MA3802, 3.00%, 10/1/2049 (l)	266,679	270,406

Pool # MA3905, 3.00%, 1/1/2050 (l)	500,000	506,831

FNMA, Other

Pool # AN6368, 3.09%, 9/1/2029	30,000	31,592

Pool # AN7845, 3.08%, 12/1/2029	30,000	31,565

Pool # AN8281, 3.19%, 2/1/2030	20,000	21,074

Pool # AN8572, 3.55%, 4/1/2030	20,000	21,528

Pool # AN9116, 3.61%, 5/1/2030	13,000	14,133

Pool # AN6122, 3.06%, 8/1/2032	20,000	20,768

Pool # BM3226, 3.44%, 10/1/2032	19,817	21,143

Pool # AN7633, 3.13%, 12/1/2032	10,000	10,530

Pool # AN8095, 3.24%, 1/1/2033	18,000	18,984

Total Mortgage-Backed Securities (Cost $6,477,201)		6,694,793

Collateralized Mortgage Obligations — 4.7%

United States — 4.7%

American Home Mortgage Investment Trust Series 2005-1, Class 6A, 3.89%, 6/25/2045 (m)	27,542	28,126

Banc of America Funding Trust Series 2006-A, Class 1A1, 4.45%, 2/20/2036 (m)	18,685	18,655

Banc of America Mortgage Trust Series 2005-A, Class 2A2, 4.46%, 2/25/2035 (m)	11,843	11,954

Bear Stearns ALT-A Trust Series 2005-4, Class 23A2, 4.41%, 5/25/2035 (m)	36,908	37,478

Bear Stearns ARM Trust

Series 2004-9, Class 22A1, 4.38%, 11/25/2034 (m)	90,549	93,242

Series 2006-1, Class A1, 3.84%, 2/25/2036 (m)	15,446	15,803

Citigroup Mortgage Loan Trust, Inc. Series 2005-6, Class A1, 3.84%, 9/25/2035 (m)	40,557	40,606

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

COLT Mortgage Loan Trust

Series 2018-2, Class A1, 3.47%, 7/27/2048 (c) (m)	69,965	70,136

Series 2019-1, Class A1, 3.71%, 3/25/2049 (c) (m)	166,547	167,469

Connecticut Avenue Securities Trust Series 2019-R06, Class 2M2, 3.89%, 9/25/2039 ‡ (c) (m)	150,000	151,415

Deephaven Residential Mortgage Trust Series 2019-4A, Class B1, 3.99%, 10/25/2059 ‡ (c) (m)	250,000	249,711

FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 4.09%, 9/25/2030 (m)	250,000	252,809

FHLMC, REMIC

Series 4703, Class SA, IF, IO, 4.41%, 7/15/2047 (m)	413,760	83,608

Series 4839, Class WS, IF, IO, 4.36%, 8/15/2056 (m)	212,907	49,156

FHLMC, STRIPS

Series 316, Class S7, IF, IO, 4.36%, 11/15/2043 (m)	422,757	68,858

Series 356, Class S5, IF, IO, 4.26%, 9/15/2047 (m)	450,604	86,441

FNMA, Connecticut Avenue Securities

Series 2017-C05, Class 1M1, 2.34%, 1/25/2030 (m)	936	936

Series 2017-C07, Class 1M1, 2.44%, 5/25/2030 (m)	37,749	37,745

Series 2017-C07, Class 2M2, 4.29%, 5/25/2030 (m)	198,714	201,738

FNMA, REMIC

Series 2012-75, Class DS, IF, IO, 4.16%, 7/25/2042 (m)	360,948	59,808

Series 2018-67, Class SN, IF, IO, 4.41%, 9/25/2048 (m)	542,091	107,034

Series 2018-73, Class SC, IF, IO, 4.41%, 10/25/2048 (m)	409,365	80,896

GNMA

Series 2017-67, Class ST, IF, IO, 4.44%, 5/20/2047 (m)	260,324	55,703

Series 2017-112, Class S, IF, IO, 4.44%, 7/20/2047 (m)	295,615	52,677

Series 2018-36, Class SG, IF, IO, 4.44%, 3/20/2048 (m)	127,694	26,804

Series 2019-22, Class SM, IF, IO, 4.29%, 2/20/2049 (m)	367,690	73,215

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Collateralized Mortgage Obligations — continued

United States — continued

Series 2019-42, Class SJ, IF, IO, 4.29%, 4/20/2049 (m)	456,898	71,750

GSR Mortgage Loan Trust Series 2005-AR3, Class 1A1, 2.23%, 5/25/2035 (m)	40,398	39,003

Homeward Opportunities Fund I Trust

Series 2018-1, Class A1, 3.77%, 6/25/2048 (c) (m)	123,754	124,531

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (c) (m)	250,000	252,787

Impac CMB Trust

Series 2004-6, Class 1A2, 2.57%, 10/25/2034 (m)	47,719	47,704

Series 2004-7, Class 1A2, 2.71%, 11/25/2034 (m)	74,578	73,974

Series 2005-4, Class 1A1A, 2.33%, 5/25/2035 (m)	167,154	166,452

Series 2005-8, Class 1AM, 2.49%, 2/25/2036 (m)	131,186	127,875

Lehman Mortgage Trust Series 2005-3, Class 2A3, 5.50%, 1/25/2036	8,728	8,970

LHOME Mortgage Trust Series 2019-RTL1, Class A1, 4.58%, 10/25/2023 (c) (g)	100,000	101,425

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.61%, 4/21/2034 (m)	16,831	17,167

Merrill Lynch Mortgage Investors Trust Series 2007-1, Class 4A3, 4.53%, 1/25/2037 (m)	10,024	10,089

Morgan Stanley Mortgage Loan Trust

Series 2004-5AR, Class 4A, 4.64%, 7/25/2034 (m)	23,584	23,688

Series 2005-5AR, Class 1M1, 2.54%, 9/25/2035 ‡ (m)	89,342	89,468

New Residential Mortgage Loan Trust

Series 2019-NQM1, Class A1, 3.67%, 1/25/2049 (c) (m)	102,710	103,244

Series 2019-NQM4, Class M1, 2.99%, 9/25/2059 ‡ (c) (m)	239,000	235,046

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 2.07%, 12/25/2035 (m)	47,858	45,002

RALI Series Trust Series 2006-QA3, Class A1, 1.99%, 4/25/2036 (m)	102,863	102,724

Residential Asset Securitization Trust Series 2004-A6, Class A1, 5.00%, 8/25/2019	2,031	2,051

Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 1A1, 3.41%, 10/25/2037 (m)	300,638	295,054

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Toorak Mortgage Corp. Ltd.

Series 2019-1, Class A1, 4.46%, 3/25/2022 (c) (g)	100,000	101,534

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 4.42%, 3/25/2035 (m)	16,502	16,367

Series 2005-AR5, Class A6, 4.37%, 5/25/2035 (m)	24,418	24,837

Total Collateralized Mortgage Obligations (Cost $4,121,573)		4,202,765

Asset-Backed Securities — 4.2%

United States — 4.2%

ABFC Trust Series 2003-OPT1, Class M1, 2.83%, 2/25/2033 ‡ (m)	157,117	155,891

ACC Trust Series 2019-1, Class B, 4.47%, 10/20/2022 (c)	100,000	101,551

Accredited Mortgage Loan Trust Series 2005-4, Class A2D, 2.11%, 12/25/2035 (m)	100,261	100,097

ACE Securities Corp. Home Equity Loan Trust Series 2003-HE1, Class M1, 2.77%, 11/25/2033 (m)	88,944	88,221

American Credit Acceptance Receivables Trust

Series 2018-3, Class D, 4.14%, 10/15/2024 (c)	14,000	14,267

Series 2019-1, Class E, 4.84%, 4/14/2025 (c)	100,000	102,685

AmeriCredit Automobile Receivables Trust

Series 2019-1, Class C, 3.36%, 2/18/2025	15,000	15,381

Series 2019-1, Class D, 3.62%, 3/18/2025	15,000	15,401

AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1997-1, Class A7, 7.61%, 3/25/2027 ‡	11,925	11,889

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2003-HE6, Class M2, 4.27%, 11/25/2033 ‡ (m)	68,472	69,455

Bear Stearns Asset-Backed Securities Trust Series 2004-HE5, Class M2, 3.67%, 7/25/2034 ‡ (m)	11,933	12,069

Conn’s Receivables Funding LLC

Series 2018-A, Class C, 6.02%, 1/15/2023 ‡ (c)	33,068	33,307

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (c)	100,000	100,892

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (c)	100,000	100,949

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

United States — continued

Countrywide Asset-Backed Certificates

Series 2004-2, Class M1, 2.54%, 5/25/2034 ‡ (m)	15,496	15,485

Series 2006-19, Class 2A2, 1.95%, 3/25/2037 ‡ (m)	68,087	67,617

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M5, 4.12%, 5/25/2034 (m)	40,169	40,102

Series 2004-5, Class M3, 3.52%, 7/25/2034 ‡ (m)	58,233	58,156

Drive Auto Receivables Trust

Series 2018-4, Class D, 4.09%, 1/15/2026	15,000	15,415

Series 2019-1, Class D, 4.09%, 6/15/2026	35,000	36,026

Series 2019-3, Class D, 3.18%, 10/15/2026	50,000	50,695

Driven Brands Funding LLC Series 2019-1A, Class A2, 4.64%, 4/20/2049 (c)	49,625	51,308

DT Auto Owner Trust

Series 2018-3A, Class D, 4.19%, 7/15/2024 (c)	45,000	46,290

Series 2019-1A, Class D, 3.87%, 11/15/2024 (c)	80,000	81,683

Series 2017-4A, Class E, 5.15%, 11/15/2024 (c)	100,000	103,023

Exeter Automobile Receivables Trust

Series 2018-4A, Class C, 3.97%, 9/15/2023 (c)	20,000	20,333

Series 2018-3A, Class E, 5.43%, 8/15/2024 (c)	10,000	10,428

Series 2018-4A, Class D, 4.35%, 9/16/2024 (c)	10,000	10,307

Series 2019-1A, Class C, 3.82%, 12/16/2024 (c)	25,000	25,537

Series 2019-1A, Class D, 4.13%, 12/16/2024 (c)	45,000	46,411

Series 2018-2A, Class E, 5.33%, 5/15/2025 (c)	120,000	124,839

Series 2018-4A, Class E, 5.38%, 7/15/2025 (c)	10,000	10,367

Series 2019-1A, Class E, 5.20%, 1/15/2026 (c)	65,000	67,455

Series 2019-2A, Class E, 4.68%, 5/15/2026 (c)	220,000	225,128

FREED ABS Trust

Series 2019-1, Class A, 3.42%, 6/18/2026 (c)	51,750	51,962

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Series 2019-1, Class B, 3.87%, 6/18/2026 ‡ (c)	110,000	111,396

Fremont Home Loan Trust Series 2003-A, Class M1, 2.77%, 8/25/2033 ‡ (m)	64,270	63,261

GLS Auto Receivables Issuer Trust

Series 2019-4A, Class A, 2.47%, 11/15/2023 (c)	28,952	28,957

Series 2019-4A, Class B, 2.78%, 9/16/2024 (c)	30,000	30,048

Series 2019-1A, Class C, 3.87%, 12/16/2024 (c)	15,000	15,348

Series 2019-4A, Class C, 3.06%, 8/15/2025 (c)	40,000	40,041

GLS Auto Receivables Trust Series 2018-3A, Class C, 4.18%, 7/15/2024 (c)	10,000	10,276

GSAMP Trust Series 2003-SEA, Class A1, 2.19%, 2/25/2033 ‡ (m)	140,609	139,537

Long Beach Mortgage Loan Trust Series 2004-6, Class A3, 3.09%, 11/25/2034 ‡ (m)	69,997	70,296

MASTR Asset-Backed Securities Trust Series 2004-OPT2, Class M1, 2.69%, 9/25/2034 ‡ (m)	15,679	15,474

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-SD1, Class M1, 4.04%, 3/25/2033 ‡ (m)	149,792	145,614

Series 2003-NC10, Class M1, 2.81%, 10/25/2033 ‡ (m)	23,984	23,824

Series 2004-HE3, Class M1, 2.65%, 3/25/2034 ‡ (m)	61,523	60,411

Series 2004-NC7, Class M2, 2.72%, 7/25/2034 ‡ (m)	19,999	19,873

Prestige Auto Receivables Trust Series 2018-1A, Class D, 4.14%, 10/15/2024 (c)	10,000	10,356

RAMP Trust

Series 2005-RS6, Class M4, 2.77%, 6/25/2035 ‡ (m)	250,000	249,869

Series 2006-RZ3, Class M1, 2.14%, 8/25/2036 ‡ (m)	200,000	195,147

Santander Drive Auto Receivables Trust

Series 2019-1, Class C, 3.42%, 4/15/2025	17,000	17,273

Series 2019-1, Class D, 3.65%, 4/15/2025	30,000	30,720

Securitized Asset-Backed Receivables LLC Trust Series 2004-OP2, Class M3, 3.82%, 8/25/2034 ‡ (m)	94,932	94,313

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

United States — continued

Structured Asset Investment Loan Trust Series 2003-BC11, Class M1, 2.77%, 10/25/2033 ‡ (m)	11,096	11,118

Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4, 1.96%, 1/25/2037 (m)	80,642	79,460

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2006-3, Class A2, 1.94%, 1/25/2037 ‡ (m)	26,207	26,149

Westlake Automobile Receivables Trust

Series 2019-1A, Class C, 3.45%, 3/15/2024 (c)	70,000	70,834

Series 2019-1A, Class D, 3.67%, 3/15/2024 (c)	60,000	61,133

Series 2019-1A, Class E, 4.49%, 7/15/2024 (c)	50,000	51,345

Total Asset-Backed Securities (Cost $3,668,819)		3,752,695

Commercial Mortgage-Backed Securities — 3.1%

Cayman Islands — 0.3%

GPMT Ltd. Series 2018-FL1, Class AS, 2.96%, 11/21/2035 ‡ (c) (m)	250,000	249,361

United States — 2.8%

Banc of America Commercial Mortgage Trust Series 2017-BNK3, Class D, 3.25%, 2/15/2050 ‡ (c)	100,000	91,460

BANK

Series 2017-BNK7, Class D, 2.71%, 9/15/2060 ‡ (c)	100,000	87,178

Series 2018-BN12, Class D, 3.00%, 5/15/2061 ‡ (c)	30,000	26,827

BBCMS Mortgage Trust Series 2018-C2, Class C, 4.97%, 12/15/2051 ‡ (m)	18,750	20,514

Benchmark Mortgage Trust Series 2019-B11, Class D, 3.00%, 5/15/2052 (c)	100,000	89,038

Citigroup Commercial Mortgage Trust

Series 2012-GC8, Class D, 4.88%, 9/10/2045 ‡ (c) (m)	100,000	99,791

Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (c)	20,000	17,952

Series 2017-P7, Class D, 3.25%, 4/14/2050 (c)	23,000	20,396

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (m)	10,000	10,481

Commercial Mortgage Trust

Series 2015-CR23, Class CME, 3.68%, 5/10/2048 ‡ (c) (m)	100,000	99,946

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Series 2016-CR28, Class C, 4.65%, 2/10/2049 ‡ (m)	100,000	107,422

CSAIL Commercial Mortgage Trust

Series 2019-C15, Class C, 4.98%, 3/15/2052 ‡ (m)	100,000	110,391

Series 2019-C16, Class C, 4.24%, 6/15/2052 ‡ (m)	25,000	25,929

DBGS Mortgage Trust Series 2018-5BP, Class B, 2.57%, 6/15/2033 ‡ (c) (m)	100,000	99,411

FHLMC, Multifamily Structured Pass-Through Certificates

Series K734, Class X3, IO, 2.17%, 7/25/2026 (m)	120,000	14,221

Series K087, Class A2, 3.77%, 12/25/2028	50,000	54,863

Series K716, Class X3, IO, 1.80%, 8/25/2042 (m)	105,785	2,797

Series K726, Class X3, IO, 2.13%, 7/25/2044 (m)	151,020	12,292

Series K729, Class X3, IO, 1.97%, 11/25/2044 (m)	1,211,852	104,016

Series K728, Class X3, IO, 1.95%, 11/25/2045 (m)	100,000	8,164

Series K071, Class X3, IO, 2.01%, 11/25/2045 (m)	700,000	94,222

Series K088, Class X3, IO, 2.35%, 2/25/2047 (m)	555,000	97,371

FNMA ACES

Series 2019-M4, Class A2, 3.61%, 2/25/2031	160,000	173,670

Series 2016-M4, Class X2, IO, 2.65%, 1/25/2039 (m)	172,439	13,434

FREMF Series 2018-KF46, Class B, 3.65%, 3/25/2028 (c) (m)	7,166	7,117

FREMF Mortgage Trust

Series 2015-KF09, Class B, 7.05%, 5/25/2022 (c) (m)	1,508	1,535

Series 2015-KF10, Class B, 7.80%, 7/25/2022 (c) (m)	3,121	3,262

Series 2017-KF31, Class B, 4.60%, 4/25/2024 (c) (m)	4,662	4,713

Series 2017-KF32, Class B, 4.25%, 5/25/2024 (c) (m)	50,073	50,662

Series 2018-KF45, Class B, 3.65%, 3/25/2025 (c) (m)	13,584	13,384

Series 2018-KF47, Class B, 3.70%, 5/25/2025 (c) (m)	79,246	78,806

Series 2018-KC02, Class B, 4.09%, 7/25/2025 (c) (m)	25,000	25,214

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — Continued

United States — continued

Series 2018-KF53, Class B, 3.75%, 10/25/2025 (m)	83,473	83,410

Series 2019-KC03, Class B, 4.37%, 1/25/2026 (c) (m)	25,000	25,709

Series 2019-KF62, Class B, 3.75%, 4/25/2026 (c) (m)	25,000	25,000

Series 2019-K736, Class C, 3.76%, 7/25/2026 (c) (m)	25,000	24,983

Series 2018-KF43, Class B, 3.85%, 1/25/2028 (c) (m)	51,683	51,662

Series 2018-KF50, Class B, 3.60%, 7/25/2028 (c) (m)	9,465	9,438

Series 2018-K82, Class B, 4.13%, 9/25/2028 (c) (m)	50,000	52,945

Series 2019-KF63, Class B, 4.05%, 5/25/2029 (c) (m)	20,000	20,000

Series 2012-K19, Class C, 4.02%, 5/25/2045 (c) (m)	10,000	10,328

Series 2017-K67, Class C, 3.94%, 9/25/2049 (c) (m)	5,000	5,115

Series 2017-K65, Class B, 4.07%, 7/25/2050 (c) (m)	75,000	78,852

Series 2019-K87, Class C, 4.32%, 1/25/2051 (c) (m)	100,000	102,449

Series 2018-K75, Class B, 3.98%, 4/25/2051 (c) (m)	10,000	10,359

GNMA

Series 2012-44, IO, 0.40%, 3/16/2049 (m)	200,367	2,164

Series 2014-186, IO, 0.76%, 8/16/2054 (m)	422,397	18,562

Series 2013-178, IO, 0.64%, 6/16/2055 (m)	68,599	1,923

Series 2016-71, Class QI, IO, 0.97%, 11/16/2057 (m)	300,171	20,075

Series 2017-86, IO, 0.77%, 5/16/2059 (m)	124,560	7,472

Series 2017-148, IO, 0.66%, 7/16/2059 (m)	114,973	6,179

GRACE Mortgage Trust Series 2014-GRCE, Class F, 3.59%, 6/10/2028 ‡ (c) (m)	100,000	100,344

GS Mortgage Securities Trust Series 2015-GC32, Class C, 4.41%, 7/10/2048 ‡ (m)	100,000	105,349

JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-JP1, Class E, 4.24%, 1/15/2049 ‡ (c) (m)	100,000	95,769

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (m)	35,614	18,962

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Morgan Stanley Capital I Trust Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (c) (m)	10,000	10,372

Wells Fargo Commercial Mortgage Trust Series 2018-C48, Class C, 5.12%, 1/15/2052 ‡ (m)	20,000	22,252

		2,576,152

Total Commercial Mortgage-Backed Securities (Cost $2,802,345)		2,825,513

Loan Assignments — 0.7% (n)

United States — 0.7%

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 4.07%, 4/6/2024 (b)	7,623	7,623

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 3.69%, 6/1/2024 (b)	24,873	24,908

Bausch Health Cos., Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.74%, 6/2/2025 (b)	92,174	92,635

CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.55%, 1/31/2025 (b)	9,914	9,948

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.05%, 10/2/2024 (b)	24,987	25,097

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.53%, 4/6/2024 (b)	20,588	20,529

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.69%, 10/4/2023 (b)	49,156	49,279

iHeartCommunications, Inc., Exit Term Loan

(ICE LIBOR USD 1 Month + 4.00%), 5.69%, 5/1/2026 (b)	19,613	19,752

JBS USA LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.80%, 5/1/2026 (b)	33,348	33,543

MPH Acquisition Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 4.69%, 6/7/2023 (b)	98,000	96,477

Navistar, Inc, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.24%, 11/6/2024 (b)	41,450	41,277

Nexstar Broadcasting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.45%, 9/18/2026 (b)	49,875	50,107

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued

United States — continued

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.30%, 11/1/2024 (b)	63,525	46,797

TransDigm Group, Inc., 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.50%), 4.30%, 5/30/2025 (b)	4,739	4,749

TransDigm Group, Inc., Term Loan G (ICE LIBOR USD 1 Month + 2.50%), 4.30%, 8/22/2024 (b)	9,478	9,500

TransDigm, Inc., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.50%), 4.30%, 6/9/2023 (b)	12,511	12,545

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.05%, 4/29/2026 (b)	43,525	43,778

WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 3.92%, 11/1/2023 (b)	50,000	50,230

Total Loan Assignments (Cost $652,094)		638,774

	SHARES
Preferred Stocks — 0.4%

United States — 0.4%

Bank of America Corp.,

Series GG, 6.00%, 5/16/2023 ($25 par value) (o)	1,000	27,490

Series HH, 5.88%, 7/24/2023 ($25 par value) (o)	1,100	29,788

Dominion Energy, Inc., Series A, 5.25%, 7/30/2076 ($25 par value)	1,825	47,778

Duke Energy Corp., Series A, 5.75%, 6/15/2024 ($25 par value) (o)	300	8,313

Energy Transfer Operating LP, Series E, (ICE LIBOR USD 3 Month + 5.16%), 7.60%, 5/15/2024 ($25 par value) (b) (o)	1,925	48,741

Goldman Sachs Group, Inc. (The),

Series J, (ICE LIBOR USD 3 Month + 3.64%), 5.50%, 5/10/2023 ($25 par value) (b) (o)	750	20,115

Morgan Stanley, Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (b) (o)	1,500	42,540

MYT Holding Co., 10.00%, 6/7/2029 * (c)	8,455	7,483

NextEra Energy Capital Holdings, Inc., Series N, 5.65%, 3/1/2079 ($25 par value)	625	17,144

Regions Financial Corp., Series C, (ICE LIBOR USD 3 Month + 3.15%), 5.70%, 5/15/2029 ($25 par value) (b) (o)	300	8,367

INVESTMENTS	SHARES	VALUE($)

United States — continued

SCE Trust II, 5.10%, 2/6/2020 ($25 par value) (o)	750	18,743

SCE Trust VI, 5.00%, 6/26/2022 ($25 par value) (o)	1,200	28,776

Sempra Energy, 5.75%, 7/1/2079 ($25 par value)	100	2,657

Southern Co. (The), 5.25%, 10/1/2076 ($25 par value)	350	9,219

State Street Corp., Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (b) (o)	375	10,451

US Bancorp, Series K, 5.50%, 10/15/2023 ($25 par value) (o)	1,000	27,420

Wells Fargo & Co., Series Y, 5.63%, 6/15/2022 ($25 par value) (o)	1,000	26,690

Total Preferred Stocks (Cost $363,180)		381,715

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 2.00%, 1/31/2020 (p) (Cost $368,833)	369,000	369,098

	NO. OF WARRANTS
Warrants — 0.0% (e)

United States — 0.0% (e)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡ (Cost $19,404)	1,084	16,802

	PRINCIPAL AMOUNT($)
Convertible Bonds — 0.0% (e)

United States — 0.0% (e)

Liberty Interactive LLC

4.00%, 11/15/2029	3,000	2,092

3.75%, 2/15/2030	2,000	1,380

Whiting Petroleum Corp. 1.25%, 4/1/2020	12,000	11,713

Total Convertible Bonds (Cost $15,282)		15,185

	NO. OF RIGHTS
Rights — 0.0% (e)

Spain — 0.0% (e)

Repsol SA, expiring 1/7/2020 * (Cost $536)	1,134	538

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Short-term Investments — 3.2%

Investment Companies — 2.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.70% (k) (q)	2,269,500	2,270,181

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (k) (q)	331,248	331,348

Total Investment Companies (Cost $2,601,497)		2,601,529

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (k) (q) (Cost $286,003)	286,003	286,003

Total Short-term Investments (Cost $2,887,500)		2,887,532

Total Investments — 100.0% (Cost $85,188,721)		90,592,535
Liabilities in Excess of Other Assets — 0.0% (e)		(2,440)

NET ASSETS — 100.0%		90,590,095

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2019

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE

Mortgage-Backed Securities	7.4%

Equity Real Estate Investment Trusts (REITs)	6.8

Equity Funds	6.1

Investment Companies	5.6

Banks	4.7

Collateralized Mortgage Obligations	4.6

Asset-Backed Securities	4.1

Oil, Gas & Consumable Fuels	4.0

Diversified Telecommunication Services	3.8

Media	3.4

Commercial Mortgage-Backed Securities	3.1

Pharmaceuticals	3.1

Electric Utilities	2.7

Hotels, Restaurants & Leisure	2.6

Insurance	2.4

Health Care Providers & Services	2.3

Capital Markets	2.1

Semiconductors & Semiconductor Equipment	1.5

Wireless Telecommunication Services	1.3

Consumer Finance	1.3

Food Products	1.2

Beverages	1.0

Fixed Income Funds	1.0

Multi-Utilities	1.1

Others (each less than 1.0%)	19.9

Short-Term Investments	2.9

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
CVA	Dutch Certification
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2019. The rate may be subject to a cap and floor.

IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2019.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2019.

(h)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(i)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is $272,777.
(j)	Defaulted security.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2019.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of December 31, 2019.
(p)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(q)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	31

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	12	03/2020	USD	1,939,200	36,636

U.S. Treasury 10 Year Note	61	03/2020	USD	7,823,250	(78,291)

					(41,655)

Short Contracts

EURO STOXX 50 Index	(56)	03/2020	EUR	(2,344,660)	(3,578)

Foreign Exchange GBP/USD	(16)	03/2020	USD	(1,327,400)	(5,543)

MSCI Emerging Markets E-Mini Index	(9)	03/2020	USD	(503,370)	(14,694)

					(23,815)

					(65,470)

Abbreviations
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019

JPMorgan Insurance Trust Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$76,268,778
Investments in affiliates, at value	14,037,754
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	286,003
Cash	90,445
Foreign currency, at value	41,677
Receivables:
Investment securities sold	477,364
Portfolio shares sold	5,160
Interest and dividends from non-affiliates	567,644
Dividends from affiliates	9,963
Tax reclaims	40,951
Securities lending income (See Note 2.B.)	339
Variation margin on futures contracts	82

Total Assets	91,826,160

LIABILITIES:
Payables:
Investment securities purchased	1,150
Investment securities purchased — delayed delivery securities	799,046
Collateral received on securities loaned (See Note 2.B.)	286,003
Portfolio shares redeemed	10,071
Accrued liabilities:
Investment advisory fees	23,214
Distribution fees	15,914
Custodian and accounting fees	32,364
Trustees’ and Chief Compliance Officer’s fees	102
Other	68,201

Total Liabilities	1,236,065

Net Assets	$90,590,095

NET ASSETS:
Paid-in-Capital	$83,021,842
Total distributable earnings (loss)	7,568,253

Total Net Assets	$90,590,095

Net Assets:
Class 1	$14,606,803
Class 2	75,983,292

Total	$90,590,095

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class 1	1,309,055
Class 2	6,833,897

Net Asset Value, offering and redemption price per share (a):
Class 1	$11.16
Class 2	11.12

Cost of investments in non-affiliates	$71,847,541
Cost of investments in affiliates	13,055,177
Cost of foreign currency	42,999
Investment securities on loan, at value (See Note 2.B.)	272,777
Cost of investment of cash collateral (See Note 2.B.)	286,003

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	33

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

JPMorgan Insurance Trust Income Builder Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$2,151,961
Interest income from affiliates	1,462
Dividend income from non-affiliates	870,188
Dividend income from affiliates	506,840
Income from securities lending (net) (See Note 2.B.)	347
Foreign taxes withheld (net)	(57,633)

Total investment income	3,473,165

EXPENSES:
Investment advisory fees	352,086
Administration fees	60,174
Distribution fees — Class 2	165,296
Custodian and accounting fees	180,171
Interest expense to affiliates	337
Professional fees	111,889
Trustees’ and Chief Compliance Officer’s fees	25,309
Printing and mailing costs	25,978
Transfer agency fees — Class 1	307
Transfer agency fees — Class 2	2,449
Other	10,370

Total expenses	934,366

Less fees waived	(270,743)
Less expense reimbursements	(19,563)

Net expenses	644,060

Net investment income (loss)	2,829,105

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(106,277)
Investments in affiliates	14,801
Futures contracts	(5,716)
Foreign currency transactions	494

Net realized gain (loss)	(96,698)

Distributions of capital gains received from investment company affiliates	59,787

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	6,463,414
Investments in affiliates	1,183,737
Futures contracts	(167,884)
Foreign currency translations	1,396

Change in net unrealized appreciation/depreciation	7,480,663

Net realized/unrealized gains (losses)	7,443,752

Change in net assets resulting from operations	$10,272,857

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Income Builder Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,829,105	$2,383,643
Net realized gain (loss)	(96,698)	(156,368)
Distributions of capital gains received from investment company affiliates	59,787	106,866
Change in net unrealized appreciation/depreciation	7,480,663	(5,542,945)

Change in net assets resulting from operations	10,272,857	(3,208,804)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(498,861)	(19,883)
Class 2	(2,194,838)	(92,037)

Total distributions to shareholders	(2,693,699)	(111,920)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	16,580,061	18,853,284

NET ASSETS:
Change in net assets	24,159,219	15,532,560
Beginning of period	66,430,876	50,898,316

End of period	$90,590,095	$66,430,876

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,350,849	$2,764,306
Distributions reinvested	498,861	19,883
Cost of shares redeemed	(2,505,609)	(60,976)

Change in net assets resulting from Class 1 capital transactions	$2,344,101	$2,723,213

Class 2
Proceeds from shares issued	$19,866,640	$25,105,711
Distributions reinvested	2,194,838	92,037
Cost of shares redeemed	(7,825,518)	(9,067,677)

Change in net assets resulting from Class 2 capital transactions	$14,235,960	$16,130,071

Total change in net assets resulting from capital transactions	$16,580,061	$18,853,284

SHARE TRANSACTIONS:
Class 1
Issued	403,891	260,078
Reinvested	47,647	1,899
Redeemed	(224,987)	(5,832)

Change in Class 1 Shares	226,551	256,145

Class 2
Issued	1,849,778	2,389,769
Reinvested	210,233	8,799
Redeemed	(729,199)	(863,482)

Change in Class 2 Shares	1,330,812	1,535,086

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions

JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Year Ended December 31, 2019	$10.11	$0.40	$1.05	$1.45	$(0.37)	$(0.03)	$—	$(0.40)
Year Ended December 31, 2018	10.62	0.42	(0.91)	(0.49)	—	(0.02)	—	(0.02)
Year Ended December 31, 2017	9.93	0.37	0.81	1.18	(0.39)	(0.10)	—	(0.49)
Year Ended December 31, 2016	9.63	0.37	0.26	0.63	(0.32)	—	(0.01)	(0.33)
Year Ended December 31, 2015	9.95	0.36	(0.40)	(0.04)	(0.27)	(0.01)	—	(0.28)

Class 2
Year Ended December 31, 2019	10.08	0.37	1.04	1.41	(0.34)	(0.03)	—	(0.37)
Year Ended December 31, 2018	10.62	0.39	(0.91)	(0.52)	—	(0.02)	—	(0.02)
Year Ended December 31, 2017	9.92	0.35	0.81	1.16	(0.36)	(0.10)	—	(0.46)
Year Ended December 31, 2016	9.63	0.35	0.25	0.60	(0.30)	—	(0.01)	(0.31)
Year Ended December 31, 2015	9.95	0.33	(0.39)	(0.06)	(0.25)	(0.01)	—	(0.26)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

Ratios/Supplemental data
		Ratios to average net assets
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (a)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate

$11.16	14.56%	$14,606,803	0.60%		3.71%		0.95%		51%
10.11	(4.63)	10,946,497	0.59		4.02		1.14		68
10.62	11.89	8,776,419	0.59		3.40		1.26		85
9.93	6.53	106,032	0.60		3.72		1.27		46
9.63	(0.31)	99,526	0.60	(g)	3.56	(g)	1.44	(g)	42

11.12	14.27	75,983,292	0.85		3.49		1.21		51
10.08	(4.92)	55,484,379	0.84		3.76		1.39		68
10.62	11.70	42,121,897	0.84		3.31		1.40		85
9.92	6.21	48,465,426	0.85		3.47		1.49		46
9.63	(0.50)	29,991,045	0.85	(g)	3.30	(g)	1.71	(g)	42

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$1,900,703	$1,851,992	$3,752,695
Collateralized Mortgage Obligations
United States	—	3,224,338	978,427	4,202,765
Commercial Mortgage-Backed Securities
Cayman Islands	—	—	249,361	249,361
United States	—	1,425,802	1,150,350	2,576,152

Total Commercial Mortgage-Backed Securities	—	1,425,802	1,399,711	2,825,513

Common Stocks
Australia	—	728,017	—	728,017
Austria	8,431	120,853	—	129,284
Belgium	52,707	122,231	—	174,938
China	—	1,419,277	—	1,419,277
Czech Republic	—	71,570	—	71,570
Finland	24,226	126,832	—	151,058
France	47,267	1,582,818	—	1,630,085
Germany	57,182	957,601	—	1,014,783
Hong Kong	—	482,322	—	482,322
Hungary	—	123,727	—	123,727
Indonesia	125,400	53,113	—	178,513
Ireland	—	23,993	—	23,993
Italy	8,645	473,574	—	482,219
Japan	227,962	970,943	—	1,198,905
Macau	—	74,803	—	74,803
Netherlands	35,670	212,202	—	247,872
New Zealand	—	32,116	—	32,116
Norway	—	196,027	—	196,027
Portugal	—	49,475	—	49,475
Russia	157,443	254,504	—	411,947
Singapore	—	179,254	—	179,254
South Africa	149,528	164,377	—	313,905
South Korea	23,364	359,231	—	382,595
Spain	37,492	693,759	—	731,251
Sweden	32,335	269,783	—	302,118

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Switzerland	$—	$1,043,510	$—		$1,043,510
Taiwan	731,411	443,072	—		1,174,483
Thailand	35,796	100,319	—		136,115
Turkey	—	28,019	—		28,019
United Arab Emirates	—	29,031	—		29,031
United Kingdom	406,176	1,397,737	—		1,803,913
United States	10,832,222	16,290	—		10,848,512
Other Common Stocks	1,665,002	—	—		1,665,002

Total Common Stocks	14,658,259	12,800,380	—		27,458,639

Convertible Bonds	—	15,185	—		15,185
Corporate Bonds
United States	—	25,954,480	—	(a)	25,954,480
Other Corporate Bonds	—	3,957,781	—		3,957,781

Total Corporate Bonds	—	29,912,261	—	(a)	29,912,261

Investment Companies	11,436,225	—	—		11,436,225
Loan Assignments	—	638,774	—		638,774
Mortgage-Backed Securities	—	6,694,793	—		6,694,793
Preferred Stocks
United States	374,232	7,483	—		381,715
Rights	538	—	—		538
U.S. Treasury Obligations	—	369,098	—		369,098
Warrants	—	—	16,802		16,802
Short-Term Investments
Investment Companies	2,601,529	—	—		2,601,529
Investment of cash collateral from securities loaned	286,003	—	—		286,003

Total Short-Term Investments	2,887,532	—	—		2,887,532

Total Investments in Securities	$29,356,786	$56,988,817	$4,246,932		$90,592,535

Appreciation in Other Financial Instruments
Futures Contracts	$36,636	$—	$—		$36,636

Depreciation in Other Financial Instruments
Futures Contracts	$(98,528)	$(3,578)	$—		$(102,106)

(a)	Value is zero.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2019
Investments in Securities
Asset-Backed Securities — United States	$1,973,287	$4,438	$(7,010)	$3,633	$395,428	$(517,784)	$—	$—	$1,851,992
Collateralized Mortgage Obligations — United States	—	—	167	2	1,002,847	(24,589)	—	—	978,427
Commercial Mortgage-Backed Securities — Cayman Islands	249,642	—	(281)	—	—	—	—	—	249,361
Commercial Mortgage-Backed Securities — United States	143,604	3,074	27,142	359	744,457	(45,738)	277,452	—	1,150,350
Corporate Bonds — United States	73,899	(54,423)	45,887	22	—	(65,385)	—	—	—	(a)
Warrants	—	—	(2,602)	—	19,404	—	—	—	16,802

Total	$2,440,432	$(46,911)	$63,303	$4,016	$2,162,136	$(653,496)	$277,452	$—	$4,246,932

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2019, which were valued using significant unobservable inputs (level 3) amounted to $25,886. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the year ended December 31, 2019.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$1,851,992		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 20.00% (5.90%)
				Constant Default Rate	2.00% - 5.43% (2.67%)
				Yield (Discount Rate of Cash Flows)	2.16% - 6.41% (3.43%)

Asset-Backed Securities	1,851,992

	1,150,350		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (8.72%)
				Yield (Discount Rate of Cash Flows)	2.80% - 199.00% (7.16%)

Commercial Mortgage-Backed Securities	1,150,350

	978,427		Discounted Cash Flow	Constant Prepayment Rate	10.00% - 25.00% (18.86%)
				Constant Default Rate	0.00% - 1.43% (0.13%)
				Yield (Discount Rate of Cash Flows)	2.29% - 3.97% (3.49%)

Collateralized Mortgage Obligations	978,427

	—	(b)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Corporate Bonds	—	(b)

Total	$3,980,769

#

The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At December 31, 2019, the value of these investments was $266,163. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2019.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$272,777	$(272,777)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the year ended December 31, 2019, JPMIM waived fees associated with the Portfolio’s investment in JPMorgan U.S. Government Money Market Fund as follows:

$8

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the year ended December 31, 2019
Security Description	Value at December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$1,341,645	$1,068,414	$—	$—	$145,380	$2,555,439	311,639	$106,345		$—
JPMorgan Equity Income Fund Class R6 Shares (a)	4,032,209	1,368,774	904,315	72,700	915,496	5,484,864	282,143	108,422		57,399
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,616,859	497,682	2,242,890	(62,137)	108,486	918,000	100,879	107,862		—
JPMorgan Managed Income Fund Class L Shares (a)	7,805,932	3,782,598	9,129,306	4,355	14,343	2,477,922	246,805	120,907		2,388
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	—	2,146,067	1,814,711	(10)	2	331,348	331,248	6,105		—
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.70% (a) (b)	—	29,899,212	27,628,954	(107)	30	2,270,181	2,269,500	47,839		—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	—	698,056	412,053	—	—	286,003	286,003	574	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	1,416,737	5,249,653	6,666,390	—	—	—	—	9,360		—

Total	$17,213,382	$44,710,456	$48,798,619	$14,801	$1,183,737	$14,323,757		$507,414		$59,787

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

D. Loan Assignments — The Portfolio invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Portfolio invests in loan assignments of all or a portion of the loans. When a portfolio purchases a loan assignment, the portfolio has direct rights against the Borrower on a loan, provided, however, the portfolio’s rights may be more limited than the Lender from which they acquired the assignment and the portfolio may be able to enforce its rights only through the Agent. As a result, the portfolio assumes the credit risk of the Borrower as well as any other persons interpositioned between the portfolio and the Borrower (“Intermediate Participants”). A portfolio may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a portfolio could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a portfolio may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Portfolio had delayed delivery securities outstanding as of December 31, 2019, which are shown as a Payable for Investment securities purchased – delayed delivery securities on the Statement of Assets and Liabilities.

F. Futures Contracts — The Portfolio used index, currency, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate, foreign currency and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2019:

Futures Contracts — Equity:
Average Notional Balance Long	$1,310,965
Average Notional Balance Short	2,860,303
Ending Notional Balance Long	1,939,200
Ending Notional Balance Short	2,848,030

Futures Contracts — Foreign Exchange:
Average Notional Balance Short	1,281,777
Ending Notional Balance Short	1,327,400

Futures Contracts — Interest Rate:
Average Notional Balance Long	9,573,553
Ending Notional Balance Long	7,823,250

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2019, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$36,636

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(18,272)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	(5,543)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(78,291)

		$(102,106)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended December 31, 2019, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(518,576)
Foreign exchange contracts	(38,062)
Interest rate contracts	550,922

Total	$(5,716)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$79,498
Foreign exchange contracts	9,094
Interest rate contracts	(256,476)

Total	$(167,884)

The Portfolio’s derivatives contracts held at December 31, 2019 are not accounted for as hedging instruments under GAAP.

H. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend. Certain Portfolios may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Portfolio. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

J. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invested in Underlying Funds and, as a result, bore a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

K. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$37,369	$(11,589)	$(25,780)

The reclassifications for the Portfolio relate primarily to callable bonds.

N. Recent Accounting Pronouncement — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Portfolio has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced by $37,368 and unrealized appreciation of investments was increased by $37,368. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.42%. Prior to September 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.45% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2019, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. The Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2019 and is in place until at least April 30, 2020.

For the year ended December 31, 2019, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$160,615	$55,959	$216,574	$19,563

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2019 was $5,181.

The Underlying Funds may impose separate advisory fees. The Adviser has agreed to voluntarily waive the Portfolio’s investment advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. During the year ended December 31, 2019, the Adviser waived $48,988. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2019, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$55,188,291	$39,093,647	$447,409	$275,954

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$85,553,413	$6,013,971	$1,040,319	$4,973,652

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of futures contracts, investments in perpetual bonds and investments in passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,486,739	$206,960	$2,693,699

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Net Long-Term Capital Gains
$111,920

As of December 31, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,839,150	$(194,870)	$4,935,764

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of futures contracts, investments in perpetual bonds and investments in PFICs.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

As of December 31, 2019, the Portfolio had the following net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$39,413	$155,457

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2019, the Portfolio had four individual shareholder and/or non-affiliated omnibus accounts, which owned 77.1% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Income Builder Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Income Builder Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2020

We have served as the auditor of one or more investment companies in JPMorgan Funds complex since 1993.

50	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.(3)	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	128	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	128	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	128	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman (2013-2019); Trustee of Trust (2005-2019); Trustee of heritage J.P. Morgan Funds (2003-2019).(4)	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	128	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	128	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	128	None

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	51

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	128	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	128	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	128	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	128	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	128	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	128	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	128	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

52	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (128 funds).

(3)	Mr. Finn became chairman of the Trust effective January 1, 2020.

(4)	Dr. Goldstein retired from the Board of Trustees effective the close of business on December 31, 2019.

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	53

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

54	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Actual	$1,000.00	$1,043.00	$3.09	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class 2
Actual	1,000.00	1,041.20	4.37	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Portfolio and the other J.P. Morgan Funds overseen by the Board in which the Portfolio may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio and Underlying Funds received from the Adviser. This information includes the Portfolio’s and Underlying Funds’ performance as compared to the performance of the Portfolio’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Portfolio’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analysis of the performance of certain Underlying Funds in connection with the Trustees’ review of the Advisory Agreement. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio and Underlying

56	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio and Underlying Funds for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Portfolio and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that certain J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for the J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Portfolio’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 2 shares was in the second and fourth quintiles based upon the

Peer Group, and in the first and fifth quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. In addition, the Trustees noted the reduction to the contractual advisory fee rate from 0.45% to 0.42% effective September 1, 2019. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 2 shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio and that such fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Portfolio invests.

58	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

TAX LETTER

(Unaudited)

Dividends Received Deduction (DRD)

The Portfolio had 6.59%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2019.

Long Term Capital Gain

The Portfolio distributed $206,960, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2019.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	59

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Portfolio filed a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	AN-JPMITIBP-1219

Annual Report

JPMorgan Insurance Trust

December 31, 2019

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Our goal remains being the most trusted asset manager in the world by using our unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

In the first half of 2019, equity markets largely experienced steady gains, bolstered by the U.S. Federal Reserve’s decision to hold off increases in interest rates as well as investor optimism over U.S.-China trade negotiations and continued growth in corporate earnings. In the second half of the year, global equity prices were also supported by an initial U.S.-China trade agreement and by accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, the U.S. elections and the late-economic-cycle backdrop. On the other hand, leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should also support financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Our goal remains to be the most trusted asset manager in the world by using our unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	16.58%
MSCI World Index (net of foreign withholding taxes)	27.67%
Global Allocation Composite Benchmark	20.01%

Net Assets as of 12/31/2019	$99,100,531

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

Global equity markets provided strong returns for 2019, supported by low interest rates, strong corporate earnings and continued global economic growth. An apparent easing in U.S.-China trade tensions also bolstered global financial markets toward the end of the year. U.S. equity generally outperformed other developed markets and emerging markets equity. Global bond markets also provided positive returns for the year, led by emerging markets debt and high yield bonds (also known as “junk bonds”) amid investor demand for higher yielding fixed income assets.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed both the MSCI World Index (net of foreign withholding taxes) and the Global Allocation Composite Benchmark (the “Composite”), which consists of 60% MSCI World Index and 40% Bloomberg Barclays Global Aggregate Index, for the twelve months ended December 31, 2019.

Amid strong returns for global equity, the Portfolio’s allocation to fixed income securities detracted from performance relative to the MSCI World Index, which is an all-equity index. The Portfolio’s allocation to U.S. and other developed markets equity helped performance relative to the MSCI World Index.

Relative to the Composite, the Portfolio’s short positions in equity securities detracted from performance, while the Portfolio’s balanced allocation to value and growth stocks in the U.S. and its allocation to emerging markets equity helped performance.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to maximize total return while managing risk. At the start of 2019, the portfolio managers decreased their overall allocation to equity. Beginning in March 2019, the portfolio managers increased their position in U.S. equity and reduced their allocations to international developed markets. In the fourth quarter of 2019, the portfolio managers added to positions in emerging markets equity, as their outlook for global economic growth improved. The portfolio managers also increased their allocation to credit, specifically adding to U.S. high yield debt and non-agency securitized credit. The portfolio managers also removed the Portfolio’s allocations to agency mortgages and floating rate fixed income.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	9.9%
2.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	6.7
3.	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	2.0
4.	U.S. Treasury Notes, 2.00%, 01/31/20	1.3
5.	Microsoft Corp.	1.0
6.	Alphabet, Inc., Class C	0.7
7.	Nestle SA (Registered) (Switzerland)	0.6
8.	Amazon.com, Inc.	0.6
9.	UnitedHealth Group, Inc.	0.6
10.	Apple, Inc.	0.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	SPDR S&P 500 ETF Trust	19.8%
2.	Host Hotels & Resorts, Inc.	12.5
3.	Clorox Co. (The)	12.2
4.	Mohawk Industries, Inc.	12.2
5.	Harley-Davidson, Inc.	10.1
6.	CSX Corp.	9.7
7.	Conagra Brands, Inc.	8.6
8.	General Motors Co.	7.5
9.	Kimberly-Clark Corp.	7.3

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	43.4%
Investment Companies	18.6
Foreign Government Securities	9.0
Asset-Backed Securities	4.5
Commercial Mortgage-Backed Securities	3.8
Collateralized Mortgage Obligations	3.4
Corporate Bonds	2.7
U.S. Treasury Obligations	1.5
Others (each less than 1.0%)	0.5
Short-Term Investments	12.6

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	80.2%
Exchange-Traded Funds	19.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2019. The Portfolio’s composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2019. The Portfolio’s composition is subject to change.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	16.87%	6.19%	6.06%
CLASS 2 SHARES	December 9, 2014	16.58	5.92	5.79

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index — Unhedged USD, the Global Allocation Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to December 31, 2019. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World Index (net of foreign withholding taxes), Bloomberg Barclays Global Aggregate Index — Unhedged USD, and Global Allocation Composite Benchmark do not reflect the deduction of expenses associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — 99.7%

Common Stocks — 43.2%

Australia — 0.9%

AGL Energy Ltd.	311	4,476

Alumina Ltd.	3,260	5,266

APA Group	853	6,640

Aristocrat Leisure Ltd.	201	4,750

Aurizon Holdings Ltd.	1,983	7,277

Australia & New Zealand Banking Group Ltd.	2,149	37,062

BHP Group Ltd.	1,927	52,766

BHP Group plc	7,140	167,318

Boral Ltd.	617	1,941

Brambles Ltd.	927	7,630

Caltex Australia Ltd.	223	5,317

Coca-Cola Amatil Ltd.	630	4,892

Cochlear Ltd.	55	8,668

Coles Group Ltd.	675	7,027

Commonwealth Bank of Australia	915	51,330

Computershare Ltd.	548	6,461

CSL Ltd.	271	52,542

Fortescue Metals Group Ltd.	483	3,641

Goodman Group, REIT	1,272	11,953

GPT Group (The), REIT	4,086	16,095

Incitec Pivot Ltd.	770	1,720

Insurance Australia Group Ltd.	1,020	5,481

Lendlease Group	345	4,265

Macquarie Group Ltd.	208	20,144

Mirvac Group, REIT	8,414	18,833

National Australia Bank Ltd.	1,320	22,841

Newcrest Mining Ltd.	416	8,786

Oil Search Ltd.	894	4,559

Orica Ltd.	329	5,073

Origin Energy Ltd.	943	5,591

QBE Insurance Group Ltd.	1,414	12,778

Ramsay Health Care Ltd.	103	5,240

REA Group Ltd.	67	4,867

Rio Tinto Ltd.	307	21,720

Rio Tinto plc	1,940	114,838

Santos Ltd.	820	4,717

Sonic Healthcare Ltd.	163	3,287

South32 Ltd.	3,731	7,045

Stockland, REIT	1,658	5,380

Suncorp Group Ltd.	1,338	12,154

Sydney Airport	986	5,991

Tabcorp Holdings Ltd.	1,537	4,886

Telstra Corp. Ltd.	986	2,449

INVESTMENTS	SHARES	VALUE($)

Australia — continued

TPG Telecom Ltd.	554	2,610

Transurban Group	1,467	15,355

Treasury Wine Estates Ltd.	321	3,656

Wesfarmers Ltd.	656	19,065

Westpac Banking Corp.	2,294	39,174

Woodside Petroleum Ltd.	446	10,784

Woolworths Group Ltd.	905	22,954

		879,295

Austria — 0.2%

Erste Group Bank AG *	6,691	251,328

Belgium — 0.1%

Anheuser-Busch InBev SA/NV	531	43,489

KBC Group NV	220	16,587

		60,076

Brazil — 0.1%

Itau Unibanco Holding SA (Preference)	8,227	75,568

Canada — 0.6%

Alimentation Couche-Tard, Inc., Class B	4,140	131,385

Canadian National Railway Co.	1,289	116,606

Canadian Pacific Railway Ltd.	474	120,833

Canadian Pacific Railway Ltd.	155	39,517

Fairfax Financial Holdings Ltd.	106	49,726

Shopify, Inc., Class A *	100	39,758

Toronto-Dominion Bank (The)	1,980	111,050

		608,875

China — 0.6%

Alibaba Group Holding Ltd., ADR *	884	187,496

BOC Hong Kong Holdings Ltd.	4,000	13,886

Ping An Insurance Group Co. of China Ltd., Class H	17,500	207,086

Prosus NV *	145	10,852

Tencent Holdings Ltd.	4,300	207,158

Yangzijiang Shipbuilding Holdings Ltd.	1,200	1,000

		627,478

Denmark — 0.5%

Carlsberg A/S, Class B	234	34,921

Chr Hansen Holding A/S	232	18,436

Novo Nordisk A/S, Class B	6,102	353,604

Novozymes A/S, Class B	531	25,985

Orsted A/S (a)	339	35,061

		468,007

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued

Common Stocks — continued

Finland — 0.1%

Elisa OYJ	438	24,197

UPM-Kymmene OYJ	1,248	43,298

Wartsila OYJ Abp	1,194	13,198

		80,693

France — 2.5%

Accor SA	757	35,533

Air Liquide SA	339	48,060

Airbus SE	2,228	326,993

Alstom SA	1,618	76,886

Arkema SA	282	30,154

AXA SA	1,972	55,721

BioMerieux	272	24,250

BNP Paribas SA	2,349	139,620

Capgemini SE	717	87,693

Dassault Systemes SE	184	30,346

Eiffage SA	278	31,894

Ipsen SA	126	11,185

Kering SA	80	52,713

L’Oreal SA	96	28,388

LVMH Moet Hennessy Louis Vuitton SE	689	321,042

Orange SA	5,480	80,535

Pernod Ricard SA (b)	224	40,082

Renault SA	453	21,512

Safran SA	1,377	212,691

Sanofi	513	51,519

Schneider Electric SE	3,645	374,486

Thales SA	349	36,315

TOTAL SA	1,836	101,881

Vinci SA	1,871	208,380

Vivendi SA	849	24,585

		2,452,464

Germany — 1.7%

adidas AG	162	52,661

Allianz SE (Registered)	829	203,128

BASF SE	345	25,991

Bayer AG (Registered)	582	47,315

Continental AG	934	120,701

Daimler AG (Registered)	578	31,954

Delivery Hero SE * (a)	1,801	142,746

Deutsche Boerse AG	708	111,023

Deutsche Post AG (Registered)	1,651	62,778

Deutsche Telekom AG (Registered)	3,590	58,668

Fresenius SE & Co. KGaA	436	24,535

INVESTMENTS	SHARES	VALUE($)

Germany — continued

Infineon Technologies AG	5,618	126,935

Merck KGaA	277	32,657

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	645	190,335

RWE AG	961	29,447

SAP SE	1,806	243,085

Siemens AG (Registered)	481	62,815

Volkswagen AG (Preference)	599	117,906

		1,684,680

Hong Kong — 0.8%

AIA Group Ltd.	39,600	416,511

ASM Pacific Technology Ltd.	200	2,776

CK Asset Holdings Ltd.	18,052	130,267

CK Infrastructure Holdings Ltd.	1,000	7,117

CLP Holdings Ltd.	1,000	10,497

Hang Seng Bank Ltd.	500	10,335

Henderson Land Development Co. Ltd.	1,000	4,907

HKT Trust & HKT Ltd.	2,000	2,819

Hong Kong & China Gas Co. Ltd.	5,000	9,769

Hong Kong Exchanges & Clearing Ltd.	2,700	87,717

Hongkong Land Holdings Ltd.	800	4,602

Jardine Matheson Holdings Ltd.	100	5,565

Kerry Properties Ltd.	1,000	3,176

Link REIT, REIT	1,000	10,594

MTR Corp. Ltd.	500	2,955

New World Development Co. Ltd.	2,000	2,741

NWS Holdings Ltd.	1,000	1,401

Power Assets Holdings Ltd.	1,000	7,316

Sino Land Co. Ltd.	4,000	5,806

Sun Hung Kai Properties Ltd.	1,000	15,315

Swire Pacific Ltd., Class A	500	4,645

Techtronic Industries Co. Ltd.	500	4,081

WH Group Ltd. (a)	3,000	3,102

Wharf Real Estate Investment Co. Ltd.	1,000	6,102

Wheelock & Co. Ltd.	1,000	6,666

Yue Yuen Industrial Holdings Ltd.	500	1,476

		768,258

India — 0.3%

HDFC Bank Ltd., ADR	4,430	280,729

Indonesia — 0.1%

Bank Central Asia Tbk. PT	53,500	128,668

Ireland — 0.1%

CRH plc	1,375	55,150

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued

Common Stocks — continued

Ireland — continued

Kerry Group plc, Class A	228	28,414

Kingspan Group plc	567	34,630

Ryanair Holdings plc, ADR *	314	27,509

		145,703

Italy — 0.3%

Davide Campari-Milano SpA	2,870	26,224

Enel SpA	16,760	133,139

FinecoBank Banca Fineco SpA	6,090	73,054

Snam SpA	5,385	28,313

UniCredit SpA	3,015	44,070

		304,800

Japan — 3.3%

Alfresa Holdings Corp.	100	2,031

Amada Holdings Co. Ltd.	600	6,824

Asahi Group Holdings Ltd.	500	22,810

Asahi Intecc Co. Ltd.	100	2,928

Asahi Kasei Corp.	1,600	17,965

Astellas Pharma, Inc.	1,100	18,777

Bandai Namco Holdings, Inc.	200	12,166

Bridgestone Corp.	300	11,145

Canon, Inc.	400	10,947

Central Japan Railway Co.	100	20,107

Chubu Electric Power Co., Inc.	700	9,895

Chugai Pharmaceutical Co. Ltd.	100	9,210

Dai Nippon Printing Co. Ltd.	100	2,705

Daicel Corp.	600	5,736

Dai-ichi Life Holdings, Inc.	600	9,888

Daiichi Sankyo Co. Ltd.	500	33,022

Daikin Industries Ltd.	200	28,218

Daiwa House Industry Co. Ltd.	700	21,670

Daiwa House REIT Investment Corp., REIT	1	2,615

Denso Corp.	500	22,581

Dentsu Group, Inc.	200	6,891

East Japan Railway Co.	200	18,052

Eisai Co. Ltd.	100	7,483

Electric Power Development Co. Ltd.	500	12,136

FANUC Corp.	100	18,466

FUJIFILM Holdings Corp.	400	19,102

Fujitsu Ltd.	100	9,406

Fukuoka Financial Group, Inc.	400	7,642

Hankyu Hanshin Holdings, Inc.	200	8,555

Hino Motors Ltd.	500	5,288

INVESTMENTS	SHARES	VALUE($)

Japan — continued

Hitachi High-Technologies Corp.	100	7,082

Hitachi Ltd.	900	37,976

Honda Motor Co. Ltd.	1,400	39,622

Hoya Corp.	300	28,639

Idemitsu Kosan Co. Ltd.	100	2,763

Inpex Corp.	200	2,072

ITOCHU Corp.	1,300	30,130

J Front Retailing Co. Ltd.	700	9,763

Japan Airlines Co. Ltd.	400	12,454

Japan Exchange Group, Inc.	1,700	29,929

Japan Post Holdings Co. Ltd.	300	2,821

Japan Prime Realty Investment Corp., REIT	1	4,397

Japan Real Estate Investment Corp., REIT	1	6,636

Japan Retail Fund Investment Corp., REIT	2	4,304

Japan Tobacco, Inc.	800	17,837

JFE Holdings, Inc.	100	1,283

JTEKT Corp.	200	2,363

JXTG Holdings, Inc.	3,900	17,700

Kajima Corp.	900	11,966

Kansai Paint Co. Ltd.	100	2,443

Kao Corp.	500	41,238

KDDI Corp.	900	26,853

Keikyu Corp.	100	1,928

Keyence Corp.	600	210,683

Kintetsu Group Holdings Co. Ltd.	100	5,424

Kirin Holdings Co. Ltd.	700	15,279

Komatsu Ltd.	5,300	127,208

Konami Holdings Corp.	200	8,219

Kubota Corp.	1,200	18,844

Kuraray Co. Ltd.	700	8,482

Kyocera Corp.	200	13,631

Kyowa Kirin Co. Ltd.	700	16,492

M3, Inc.	400	12,062

Marui Group Co. Ltd.	500	12,191

MINEBEA MITSUMI, Inc.	400	8,262

MISUMI Group, Inc.	100	2,475

Mitsubishi Corp.	1,300	34,439

Mitsubishi Electric Corp.	1,000	13,616

Mitsubishi Estate Co. Ltd.	1,000	19,135

Mitsubishi UFJ Financial Group, Inc.	9,600	51,901

Mitsui & Co. Ltd.	1,000	17,776

Mitsui Chemicals, Inc.	500	12,180

Mitsui Fudosan Co. Ltd.	3,400	83,096

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued

Common Stocks — continued

Japan — continued

Mizuho Financial Group, Inc.	9,100	14,018

MS&AD Insurance Group Holdings, Inc.	200	6,602

Murata Manufacturing Co. Ltd.	500	30,774

Nabtesco Corp.	300	8,840

Nexon Co. Ltd. *	300	3,980

NGK Spark Plug Co. Ltd.	400	7,754

NH Foods Ltd.	100	4,142

Nidec Corp.	200	27,317

Nintendo Co. Ltd.	100	39,996

Nippon Building Fund, Inc., REIT	1	7,330

Nippon Prologis REIT, Inc., REIT	1	2,547

Nippon Steel Corp.	800	12,058

Nippon Telegraph & Telephone Corp.	1,400	35,383

Nippon Yusen KK	300	5,407

Nissan Motor Co. Ltd.	1,500	8,692

Nissin Foods Holdings Co. Ltd.	100	7,427

Nitori Holdings Co. Ltd.	100	15,785

Nitto Denko Corp.	100	5,623

Nomura Holdings, Inc.	1,000	5,146

Nomura Real Estate Master Fund, Inc., REIT	2	3,421

Nomura Research Institute Ltd.	600	12,832

NTT DOCOMO, Inc.	1,300	36,213

Oji Holdings Corp.	400	2,163

Olympus Corp.	500	7,706

Ono Pharmaceutical Co. Ltd.	500	11,415

Oriental Land Co. Ltd.	100	13,644

ORIX Corp.	1,300	21,543

Otsuka Corp.	300	11,980

Otsuka Holdings Co. Ltd.	500	22,287

Pan Pacific International Holdings Corp.	100	1,659

Panasonic Corp.	900	8,441

Persol Holdings Co. Ltd.	200	3,748

Rakuten, Inc.	300	2,563

Recruit Holdings Co. Ltd.	900	33,710

Renesas Electronics Corp. *	1,300	8,882

Resona Holdings, Inc.	2,800	12,204

Rohm Co. Ltd.	100	7,979

Ryohin Keikaku Co. Ltd.	1,700	39,621

Santen Pharmaceutical Co. Ltd.	200	3,809

SBI Holdings, Inc.	300	6,334

Secom Co. Ltd.	100	8,924

Sega Sammy Holdings, Inc.	400	5,792

Seibu Holdings, Inc.	700	11,515

INVESTMENTS	SHARES	VALUE($)

Japan — continued

Sekisui House Ltd.	200	4,271

Seven & i Holdings Co. Ltd.	600	21,993

Shimadzu Corp.	200	6,255

Shin-Etsu Chemical Co. Ltd.	300	32,992

Shionogi & Co. Ltd.	100	6,186

Shiseido Co. Ltd.	400	28,404

SMC Corp.	300	137,195

Softbank Corp.	600	8,046

SoftBank Group Corp.	1,000	43,417

Sompo Holdings, Inc.	100	3,927

Sony Corp.	2,600	176,534

Stanley Electric Co. Ltd.	100	2,888

Subaru Corp.	100	2,477

Sumitomo Electric Industries Ltd.	800	12,015

Sumitomo Metal Mining Co. Ltd.	100	3,220

Sumitomo Mitsui Financial Group, Inc.	1,100	40,629

Sumitomo Mitsui Trust Holdings, Inc.	300	11,859

Sumitomo Realty & Development Co. Ltd.	300	10,467

Suntory Beverage & Food Ltd.	100	4,175

Suzuken Co. Ltd.	200	8,152

Suzuki Motor Corp.	400	16,697

T&D Holdings, Inc.	1,100	13,910

Taiheiyo Cement Corp.	300	8,806

Taisei Corp.	300	12,426

Takeda Pharmaceutical Co. Ltd.	900	35,597

Terumo Corp.	500	17,737

Tohoku Electric Power Co., Inc.	400	3,965

Tokio Marine Holdings, Inc.	2,000	111,978

Tokyo Electric Power Co. Holdings, Inc. *	400	1,712

Tokyo Electron Ltd.	100	21,833

Tokyo Gas Co. Ltd.	500	12,149

Tokyu Corp.	6,200	114,655

Toppan Printing Co. Ltd.	200	4,132

Toray Industries, Inc.	800	5,420

Toshiba Corp.	300	10,183

Toyota Motor Corp.	4,100	288,892

Toyota Tsusho Corp.	100	3,513

Unicharm Corp.	100	3,377

United Urban Investment Corp., REIT	2	3,756

Yamato Holdings Co. Ltd.	200	3,410

Yaskawa Electric Corp.	100	3,767

Z Holdings Corp.	2,300	9,711

		3,237,789

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued

Common Stocks — continued

Macau — 0.0% (c)

Galaxy Entertainment Group Ltd.	2,000	14,723

Sands China Ltd.	2,000	10,686

Wynn Macau Ltd.	800	1,972

		27,381

Mexico — 0.1%

Grupo Financiero Banorte SAB de CV, Class O	10,770	60,129

Netherlands — 1.2%

Akzo Nobel NV	1,373	140,216

ASML Holding NV	1,295	383,393

Heineken NV	319	34,046

ING Groep NV	5,505	66,183

Koninklijke Ahold Delhaize NV	1,796	45,030

Koninklijke Philips NV	573	28,010

NN Group NV	666	25,323

NXP Semiconductors NV	454	57,776

Randstad NV	322	19,731

Royal Dutch Shell plc, Class A	6,268	184,812

Royal Dutch Shell plc, Class A	3,265	96,691

Royal Dutch Shell plc, Class B	2,031	60,288

Wolters Kluwer NV	393	28,695

		1,170,194

New Zealand — 0.0% (c)

Auckland International Airport Ltd.	928	5,470

Fletcher Building Ltd.	827	2,835

Ryman Healthcare Ltd.	382	4,198

Spark New Zealand Ltd.	1,689	4,925

		17,428

Norway — 0.1%

Telenor ASA	3,614	64,783

Peru — 0.1%

Credicorp Ltd.	279	59,463

Singapore — 0.1%

Ascendas, REIT	1,500	3,314

CapitaLand Ltd.	2,600	7,255

CapitaLand Mall Trust, REIT	1,300	2,380

ComfortDelGro Corp. Ltd.	900	1,593

DBS Group Holdings Ltd.	1,600	30,850

Genting Singapore Ltd.	2,600	1,780

Keppel Corp. Ltd.	1,400	7,054

Oversea-Chinese Banking Corp. Ltd.	3,300	26,996

Singapore Airlines Ltd.	400	2,689

INVESTMENTS	SHARES	VALUE($)

Singapore — continued

Singapore Telecommunications Ltd.	7,600	19,054

United Overseas Bank Ltd.	300	5,900

Wilmar International Ltd.	1,800	5,515

		114,380

Spain — 0.3%

Amadeus IT Group SA	558	45,698

Banco Santander SA	10,421	43,693

Endesa SA	539	14,394

Iberdrola SA	10,617	109,414

Industria de Diseno Textil SA	2,085	73,685

Telefonica SA	1,347	9,420

		296,304

Sweden — 0.3%

Boliden AB *	784	20,822

Lundin Petroleum AB	423	14,363

Sandvik AB	1,598	31,125

SKF AB, Class B	876	17,736

Svenska Handelsbanken AB, Class A	22,198	239,078

Volvo AB, Class B	949	15,887

		339,011

Switzerland — 1.7%

ABB Ltd. (Registered)	757	18,261

Alcon, Inc. *	1,103	62,476

Cie Financiere Richemont SA (Registered)	433	33,839

Credit Suisse Group AG (Registered) *	3,762	50,853

LafargeHolcim Ltd. (Registered) *	3,115	172,812

Lonza Group AG (Registered) *	136	49,614

Nestle SA (Registered)	5,761	623,716

Novartis AG (Registered)	4,486	424,778

Roche Holding AG	535	173,877

Swiss Re AG	678	76,168

UBS Group AG (Registered) *	1,404	17,718

Zurich Insurance Group AG	38	15,588

		1,719,700

Taiwan — 0.3%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5,371	312,055

United Kingdom — 2.9%

3i Group plc	2,731	39,741

AstraZeneca plc	507	50,747

Barclays plc	16,984	40,498

Beazley plc	2,910	21,411

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued

Common Stocks — continued

United Kingdom — continued

BP plc	42,813	269,328

British American Tobacco plc	1,360	57,803

Burberry Group plc	4,279	124,928

CK Hutchison Holdings Ltd.	2,552	24,335

Compass Group plc	592	14,837

Diageo plc	8,339	351,378

Fiat Chrysler Automobiles NV	2,061	30,557

GlaxoSmithKline plc	8,920	209,594

HSBC Holdings plc	9,914	77,611

InterContinental Hotels Group plc	546	37,518

Intertek Group plc	371	28,748

Legal & General Group plc	37,901	152,251

Linde plc	550	118,014

Lloyds Banking Group plc	31,018	25,696

London Stock Exchange Group plc	1,472	151,281

M&G plc *	17,238	54,161

Persimmon plc	636	22,717

Prudential plc	9,276	177,734

Reckitt Benckiser Group plc	442	35,903

RELX plc	4,318	108,912

RELX plc	2,251	56,823

Smith & Nephew plc	5,283	127,324

SSE plc	2,520	48,062

St James’s Place plc	1,590	24,509

Standard Chartered plc	3,970	37,410

Taylor Wimpey plc	16,041	41,130

Tesco plc	12,681	42,857

Unilever NV	3,147	180,609

Unilever plc	686	39,268

Vodafone Group plc	10,314	20,023

		2,843,718

United States — 23.9%

AbbVie, Inc.	817	72,337

Acadia Healthcare Co., Inc. *	858	28,503

Advanced Micro Devices, Inc. *	2,945	135,058

AdvanSix, Inc. *	717	14,311

Air Products & Chemicals, Inc.	188	44,178

Alexion Pharmaceuticals, Inc. *	580	62,727

Alleghany Corp. *	54	43,177

Allergan plc	495	94,629

Alphabet, Inc., Class A *	104	139,297

Alphabet, Inc., Class C * (d)	506	676,532

Altice USA, Inc., Class A *	1,874	51,235

Amazon.com, Inc. * (d)	322	595,004

INVESTMENTS	SHARES	VALUE($)

United States — continued

American Electric Power Co., Inc.	1,378	130,235

American Express Co.	1,226	152,625

American Homes 4 Rent, Class A, REIT	1,886	49,432

American International Group, Inc.	1,468	75,352

AmerisourceBergen Corp.	550	46,761

AMETEK, Inc.	601	59,944

Amgen, Inc.	372	89,678

Amphenol Corp., Class A	474	51,301

Analog Devices, Inc.	1,799	213,793

Anthem, Inc.	186	56,178

Apple, Inc. (d)	1,926	565,570

Arista Networks, Inc. *	150	30,510

Arrow Electronics, Inc. *	687	58,216

Automatic Data Processing, Inc.	579	98,719

AutoZone, Inc. *	99	117,940

Avery Dennison Corp.	467	61,093

Ball Corp.	2,378	153,785

Bank of America Corp.	10,423	367,098

Berkshire Hathaway, Inc., Class B *	1,150	260,475

Best Buy Co., Inc.	663	58,211

BlackRock, Inc.	100	50,270

Booking Holdings, Inc. *	38	78,042

Booz Allen Hamilton Holding Corp.	882	62,737

Boston Scientific Corp. *	2,616	118,296

Brinker International, Inc.	1,155	48,510

Bristol-Myers Squibb Co.	3,919	251,561

Brixmor Property Group, Inc., REIT	2,784	60,162

Cabot Oil & Gas Corp.	1,950	33,949

Capital One Financial Corp.	2,070	213,024

Carlisle Cos., Inc. (d)	322	52,112

Catalent, Inc. *	664	37,383

CBRE Group, Inc., Class A *	2,652	162,541

Charles Schwab Corp. (The)	3,110	147,912

Charter Communications, Inc., Class A *	506	245,450

Chevron Corp.	2,660	320,557

Chubb Ltd.	479	74,561

Cigna Corp.	1,183	241,912

Cisco Systems, Inc.	1,559	74,770

Citigroup, Inc.	4,835	386,268

Citizens Financial Group, Inc.	2,644	107,373

Clorox Co. (The)	163	25,027

Coca-Cola Co. (The)	4,145	229,426

Columbia Sportswear Co.	392	39,274

Comcast Corp., Class A	3,309	148,806

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued

Common Stocks — continued

United States — continued

CommScope Holding Co., Inc. *	2,951	41,875

ConocoPhillips	2,353	153,016

Constellation Brands, Inc., Class A	104	19,734

Copart, Inc. *	776	70,569

Coty, Inc., Class A	2,686	30,217

Delta Air Lines, Inc.	2,590	151,463

DexCom, Inc. *	287	62,778

Diamondback Energy, Inc.	1,754	162,876

Discovery, Inc., Class A *	1,853	60,667

DISH Network Corp., Class A *	2,152	76,331

Dover Corp.	753	86,791

Duke Energy Corp.	555	50,622

DuPont de Nemours, Inc.	753	48,343

East West Bancorp, Inc.	924	44,999

EastGroup Properties, Inc., REIT	205	27,197

Edison International	1,085	81,820

Elanco Animal Health, Inc. *	1,111	32,719

Eli Lilly & Co.	1,020	134,059

Energizer Holdings, Inc.	1,390	69,806

Entercom Communications Corp., Class A (d)	6,544	30,364

Entergy Corp.	404	48,399

EOG Resources, Inc.	446	37,357

EQT Corp.	2,911	31,730

Equitrans Midstream Corp.	2,456	32,812

Exact Sciences Corp. *	570	52,714

Exelixis, Inc. *	1,702	29,989

Facebook, Inc., Class A *	256	52,544

Fair Isaac Corp. *	75	28,101

Federal Realty Investment Trust, REIT	401	51,621

FedEx Corp.	59	8,921

Ferguson plc	1,308	119,037

Fidelity National Information Services, Inc.	678	94,303

Fifth Third Bancorp	1,642	50,475

First Republic Bank	952	111,812

Fiserv, Inc. *	1,825	211,025

Fortune Brands Home & Security, Inc.	910	59,459

FTI Consulting, Inc. *	225	24,899

Gardner Denver Holdings, Inc. *	689	25,273

Garmin Ltd.	541	52,780

Generac Holdings, Inc. *	773	77,756

General Dynamics Corp.	163	28,745

Global Payments, Inc.	791	144,405

INVESTMENTS	SHARES	VALUE($)

United States — continued

Graphic Packaging Holding Co.	3,616	60,206

Hartford Financial Services Group, Inc. (The)	1,257	76,388

HCA Healthcare, Inc.	343	50,699

Hewlett Packard Enterprise Co.	1,286	20,396

Hilton Worldwide Holdings, Inc.	768	85,179

Home Depot, Inc. (The)	1,480	323,202

Honeywell International, Inc.	2,118	374,886

IHS Markit Ltd. *	742	55,910

Illinois Tool Works, Inc.	477	85,684

Illumina, Inc. *	164	54,405

Ingersoll-Rand plc	373	49,579

Intercept Pharmaceuticals, Inc. *	248	30,732

Intercontinental Exchange, Inc.	886	81,999

Intuit, Inc.	334	87,485

Intuitive Surgical, Inc. *	110	65,027

Invesco Ltd.	1,352	24,309

James Hardie Industries plc, CHDI	359	7,016

Jazz Pharmaceuticals plc *	372	55,532

Johnson & Johnson	866	126,323

Keurig Dr Pepper, Inc.	1,376	39,835

KeyCorp	5,736	116,097

Keysight Technologies, Inc. *	618	63,425

Kimco Realty Corp., REIT	3,069	63,559

Kinder Morgan, Inc.	4,547	96,260

KLA Corp.	330	58,796

Kohl’s Corp.	1,276	65,012

Loews Corp. (d)	3,413	179,148

Lowe’s Cos., Inc.	323	38,682

Lululemon Athletica, Inc. *	261	60,466

Lyft, Inc., Class A *	1,457	62,680

M&T Bank Corp.	805	136,649

Marathon Petroleum Corp.	1,290	77,723

Marsh & McLennan Cos., Inc.	648	72,194

Martin Marietta Materials, Inc.	426	119,127

Mastercard, Inc., Class A (d)	1,271	379,508

McKesson Corp.	340	47,029

Medtronic plc	628	71,247

Merck & Co., Inc.	2,946	267,939

Microchip Technology, Inc.	272	28,484

Microsoft Corp. (d)	6,461	1,018,900

Mid-America Apartment Communities, Inc., REIT	597	78,720

Middleby Corp. (The) *	361	39,537

Mondelez International, Inc., Class A	438	24,125

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued

Common Stocks — continued

United States — continued

Morgan Stanley	6,016	307,538

Murphy USA, Inc. *	442	51,714

Nasdaq, Inc.	489	52,372

National Vision Holdings, Inc. *	884	28,668

Netflix, Inc. *	531	171,816

New York Times Co. (The), Class A	891	28,663

Nexstar Media Group, Inc., Class A	647	75,861

NextEra Energy, Inc.	1,409	341,203

NiSource, Inc.	830	23,107

Nordson Corp.	226	36,802

Nordstrom, Inc.	1,375	56,279

Norfolk Southern Corp.	740	143,656

Northern Trust Corp.	595	63,213

NVIDIA Corp.	372	87,532

Old Dominion Freight Line, Inc.	294	55,795

O’Reilly Automotive, Inc. *	464	203,353

Outfront Media, Inc., REIT	2,297	61,606

Packaging Corp. of America	629	70,442

Parker-Hannifin Corp.	189	38,900

Parsley Energy, Inc., Class A	1,397	26,417

PayPal Holdings, Inc. *	1,088	117,689

PBF Energy, Inc., Class A	1,128	35,385

Pfizer, Inc.	4,081	159,894

Philip Morris International, Inc.	885	75,305

Phillips 66	428	47,683

Pioneer Natural Resources Co.	607	91,882

PNC Financial Services Group, Inc. (The)	1,280	204,326

Post Holdings, Inc. *	691	75,388

Procter & Gamble Co. (The)	1,026	128,147

Progressive Corp. (The)	853	61,749

Prologis, Inc., REIT	772	68,816

Prudential Financial, Inc.	299	28,028

Public Storage, REIT	459	97,749

QUALCOMM, Inc.	1,277	112,670

Rayonier, Inc., REIT	1,774	58,116

Regeneron Pharmaceuticals, Inc. *	225	84,483

Ross Stores, Inc.	1,108	128,993

S&P Global, Inc.	348	95,021

Sage Therapeutics, Inc. *	217	15,665

salesforce.com, Inc. *	1,377	223,955

ServiceNow, Inc. *	236	66,628

Slack Technologies, Inc., Class A *	1,444	32,461

Southwest Airlines Co.	731	39,459

Spotify Technology SA *	381	56,979

INVESTMENTS	SHARES	VALUE($)

United States — continued

Stanley Black & Decker, Inc.	871	144,360

Synopsys, Inc. *	363	50,530

T. Rowe Price Group, Inc.	934	113,799

Take-Two Interactive Software, Inc. *	706	86,436

TD Ameritrade Holding Corp.	381	18,936

Teladoc Health, Inc. *	859	71,915

Tesla, Inc. *	260	108,766

Texas Instruments, Inc. (d)	1,653	212,063

TherapeuticsMD, Inc. * (b)	3,427	8,293

Thermo Fisher Scientific, Inc.	252	81,867

Tiffany & Co.	578	77,250

TJX Cos., Inc. (The)	2,136	130,424

Tractor Supply Co.	529	49,430

Trade Desk, Inc. (The), Class A *	235	61,048

Travelers Cos., Inc. (The)	1,031	141,195

Truist Financial Corp.	2,217	124,861

Twilio, Inc., Class A *	586	57,592

Uber Technologies, Inc. *	839	24,952

Union Pacific Corp.	448	80,994

United Parcel Service, Inc., Class B	635	74,333

United Technologies Corp.	644	96,445

UnitedHealth Group, Inc. (d)	2,012	591,488

US Bancorp	1,567	92,907

Veeva Systems, Inc., Class A *	225	31,649

Ventas, Inc., REIT	1,226	70,789

Verizon Communications, Inc.	2,346	144,044

Vertex Pharmaceuticals, Inc. *	355	77,727

ViacomCBS, Inc.	1,210	50,784

Visa, Inc., Class A	565	106,164

Vulcan Materials Co.	406	58,460

Walgreens Boots Alliance, Inc.	1,495	88,145

Waste Connections, Inc.	1,182	107,314

Wells Fargo & Co.	3,483	187,385

Westrock Co.	1,406	60,331

Weyerhaeuser Co., REIT	1,125	33,975

Williams Cos., Inc. (The)	3,465	82,190

Willis Towers Watson plc	287	57,957

Xcel Energy, Inc.	3,007	190,914

Xilinx, Inc.	359	35,099

Zebra Technologies Corp., Class A *	314	80,208

Zimmer Biomet Holdings, Inc.	694	103,878

Zscaler, Inc. *	465	21,623

		23,714,257

Total Common Stocks (Cost $33,657,635)		42,793,214

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	SHARES		VALUE($)
Long Positions — continued

Investment Companies — 18.5%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (e)		203,225	6,639,362

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (e)		239,236	1,961,738

JPMorgan High Yield Fund Class R6 Shares (e)		1,343,728	9,768,901

Total Investment Companies (Cost $16,611,218)			18,370,001

	PRINCIPAL AMOUNT($)
Foreign Government Securities — 9.0%

Australia — 0.2%

Australia Government Bond

2.00%, 12/21/2021 (a)	AUD	37,000	26,506

2.75%, 4/21/2024 (a)	AUD	6,000	4,521

3.25%, 4/21/2025 (a)	AUD	23,000	17,954

4.75%, 4/21/2027 (a)	AUD	39,000	34,077

2.25%, 5/21/2028 (a)	AUD	115,000	86,617

2.75%, 11/21/2029 (a)	AUD	8,000	6,324

3.75%, 4/21/2037 (a)	AUD	28,000	25,659

2.75%, 5/21/2041 (a)	AUD	1,000	809

3.00%, 3/21/2047 (a)	AUD	15,000	12,752

			215,219

Belgium — 0.2%

Belgium Government Bond

0.50%, 10/22/2024 (a)	EUR	32,000	37,323

3.00%, 6/22/2034 (a)	EUR	31,000	47,552

1.90%, 6/22/2038 (a)	EUR	43,000	59,090

1.60%, 6/22/2047 (a)	EUR	8,000	10,632

2.15%, 6/22/2066 (a)	EUR	8,000	12,344

			166,941

Canada — 0.1%

Canada Government Bond

1.00%, 9/1/2022	CAD	42,000	31,767

1.50%, 9/1/2024	CAD	11,000	8,399

1.00%, 6/1/2027	CAD	36,000	26,335

2.25%, 6/1/2029	CAD	8,000	6,453

5.00%, 6/1/2037	CAD	8,000	9,130

3.50%, 12/1/2045	CAD	22,000	22,990

2.75%, 12/1/2048	CAD	14,000	13,186

2.75%, 12/1/2064	CAD	3,000	3,030

			121,290

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)

China — 0.2%

China Development Bank 0.88%, 1/24/2024 (a)	EUR	100,000	115,518

Export-Import Bank of China (The) 0.75%, 5/28/2023 (a)	EUR	100,000	114,238

			229,756

Denmark — 0.1%

Denmark Government Bond

3.00%, 11/15/2021	DKK	42,000	6,738

1.50%, 11/15/2023	DKK	36,000	5,830

1.75%, 11/15/2025	DKK	28,000	4,738

0.50%, 11/15/2027	DKK	111,000	17,709

4.50%, 11/15/2039	DKK	91,000	25,484

			60,499

France — 0.8%

France Government Bond

0.00%, 5/25/2022 (a)	EUR	96,000	109,171

0.00%, 3/25/2024 (a)	EUR	28,000	31,985

1.75%, 11/25/2024 (a)	EUR	80,500	99,690

0.25%, 11/25/2026 (a)	EUR	48,000	55,333

0.50%, 5/25/2029 (a)	EUR	84,000	97,967

1.50%, 5/25/2031 (a)	EUR	12,000	15,430

1.25%, 5/25/2034 (a)	EUR	58,030	72,910

4.75%, 4/25/2035 (a)	EUR	23,500	43,356

1.75%, 6/25/2039 (a)	EUR	36,000	48,864

3.25%, 5/25/2045 (a)	EUR	54,000	94,934

2.00%, 5/25/2048 (a)	EUR	17,000	24,491

4.00%, 4/25/2055 (a)	EUR	12,000	25,628

4.00%, 4/25/2060 (a)	EUR	2,000	4,459

1.75%, 5/25/2066 (a)	EUR	28,000	39,166

			763,384

Germany — 0.3%

Federal Republic of Germany

1.00%, 8/15/2024 (a)	EUR	68,000	81,620

4.00%, 1/4/2037 (a)	EUR	19,000	35,528

3.25%, 7/4/2042 (a)	EUR	3,000	5,627

2.50%, 8/15/2046 (a)	EUR	87,000	152,940

0.00%, 8/15/2050	EUR	9,000	9,079

			284,794

Indonesia — 0.2%

Republic of Indonesia

2.15%, 7/18/2024 (a)	EUR	100,000	119,672

1.40%, 10/30/2031	EUR	100,000	111,749

			231,421

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued

Foreign Government Securities — continued

Italy — 1.5%

Italy Government Bond

4.25%, 3/1/2020 (a)	EUR	156,000	176,233

0.20%, 10/15/2020	EUR	180,000	202,588

5.00%, 3/1/2022	EUR	17,000	21,122

1.35%, 4/15/2022	EUR	33,000	38,075

1.45%, 9/15/2022	EUR	41,000	47,603

0.95%, 3/15/2023	EUR	78,000	89,451

2.45%, 10/1/2023 (a)	EUR	46,000	55,553

1.85%, 5/15/2024	EUR	29,000	34,440

2.50%, 12/1/2024	EUR	46,000	56,212

1.45%, 5/15/2025 (a)	EUR	59,000	68,662

1.60%, 6/1/2026	EUR	109,000	127,858

2.80%, 12/1/2028 (a)	EUR	128,000	162,533

3.00%, 8/1/2029 (a)	EUR	20,000	25,837

1.35%, 4/1/2030 (a)	EUR	24,000	26,770

1.65%, 3/1/2032 (a)	EUR	70,000	79,342

2.45%, 9/1/2033 (a)	EUR	33,000	40,263

2.25%, 9/1/2036 (a)	EUR	48,000	56,451

4.00%, 2/1/2037 (a)	EUR	19,000	27,397

4.75%, 9/1/2044 (a)	EUR	19,000	30,833

3.45%, 3/1/2048 (a)	EUR	30,000	40,922

3.85%, 9/1/2049 (a)	EUR	24,000	34,838

2.80%, 3/1/2067 (a)	EUR	7,000	8,174

			1,451,157

Japan — 3.2%

Japan Finance Organization for Municipalities

0.88%, 9/22/2021 (a)	EUR	100,000	114,279

Japan Government Bond

0.10%, 9/20/2021	JPY	29,500,000	272,607

0.10%, 9/20/2022	JPY	11,100,000	102,823

0.10%, 12/20/2022	JPY	17,150,000	158,938

0.60%, 12/20/2023	JPY	40,600,000	384,515

0.10%, 9/20/2024	JPY	12,900,000	119,966

2.10%, 12/20/2026	JPY	18,550,000	197,154

0.10%, 6/20/2029	JPY	18,400,000	171,338

0.10%, 9/20/2029	JPY	11,850,000	110,290

1.70%, 12/20/2032	JPY	11,800,000	131,199

1.80%, 12/20/2032	JPY	13,000,000	146,077

1.50%, 3/20/2034	JPY	25,800,000	283,528

0.70%, 3/20/2037	JPY	17,750,000	176,727

0.60%, 12/20/2037	JPY	25,600,000	250,534

2.50%, 3/20/2038	JPY	4,150,000	53,530

1.70%, 9/20/2044	JPY	800,000	9,715

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)

Japan — continued

1.40%, 9/20/2045	JPY	4,200,000	48,475

1.40%, 12/20/2045	JPY	11,150,000	128,921

0.80%, 3/20/2047	JPY	6,400,000	65,186

0.80%, 12/20/2047	JPY	7,700,000	78,418

0.40%, 9/20/2049	JPY	900,000	8,242

0.90%, 3/20/2057	JPY	12,350,000	131,703

			3,144,165

Mexico — 0.1%

United Mexican States 2.38%, 4/9/2021	EUR	100,000	115,640

Romania — 0.0% (c)

Republic of Romania 2.12%, 7/16/2031 (f)	EUR	34,000	38,948

Saudi Arabia — 0.1%

Kingdom of Saudi Arabia 0.75%, 7/9/2027 (f)	EUR	100,000	115,703

Spain — 1.0%

Kingdom of Spain

0.05%, 1/31/2021	EUR	4,000	4,510

0.45%, 10/31/2022	EUR	80,000	91,684

3.80%, 4/30/2024 (a)	EUR	13,000	17,040

2.75%, 10/31/2024 (a)	EUR	222,000	282,909

1.60%, 4/30/2025 (a)	EUR	105,000	127,804

1.45%, 10/31/2027 (a)	EUR	47,000	57,511

1.40%, 4/30/2028 (a)	EUR	31,000	37,821

1.40%, 7/30/2028 (a)	EUR	15,000	18,307

1.45%, 4/30/2029 (a)	EUR	45,000	55,151

0.60%, 10/31/2029 (a)	EUR	121,000	137,478

2.35%, 7/30/2033 (a)	EUR	15,000	20,345

4.20%, 1/31/2037 (a)	EUR	31,000	53,017

5.15%, 10/31/2044 (a)	EUR	24,000	49,758

2.90%, 10/31/2046 (a)	EUR	14,000	21,465

2.70%, 10/31/2048 (a)	EUR	6,000	8,931

3.45%, 7/30/2066 (a)	EUR	9,000	16,015

			999,746

Sweden — 0.1%

Sweden Government Bond

5.00%, 12/1/2020	SEK	55,000	6,157

3.50%, 6/1/2022	SEK	35,000	4,083

2.50%, 5/12/2025	SEK	210,000	25,627

2.25%, 6/1/2032 (a)	SEK	15,000	1,973

3.50%, 3/30/2039	SEK	35,000	5,754

			43,594

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued

Foreign Government Securities — continued

United Kingdom — 0.9%

U.K. Treasury Bonds

4.00%, 3/7/2022 (a)	GBP	34,000	48,415

1.75%, 9/7/2022 (a)	GBP	35,000	47,847

5.00%, 3/7/2025 (a)	GBP	6,000	9,717

2.00%, 9/7/2025 (a)	GBP	18,000	25,719

4.25%, 12/7/2027 (a)	GBP	40,000	67,560

0.88%, 10/22/2029 (a)	GBP	78,000	103,721

4.50%, 9/7/2034 (a)	GBP	6,000	11,611

4.25%, 3/7/2036 (a)	GBP	24,000	46,246

1.75%, 9/7/2037 (a)	GBP	27,000	38,632

4.75%, 12/7/2038 (a)	GBP	34,000	71,922

3.25%, 1/22/2044 (a)	GBP	16,000	29,475

3.50%, 1/22/2045 (a)	GBP	16,000	30,893

4.25%, 12/7/2046 (a)	GBP	46,000	100,960

1.50%, 7/22/2047 (a)	GBP	43,000	59,010

3.75%, 7/22/2052 (a)	GBP	21,000	45,944

4.25%, 12/7/2055 (a)	GBP	10,500	25,872

1.75%, 7/22/2057 (a)	GBP	23,600	35,928

2.50%, 7/22/2065 (a)	GBP	35,660	67,983

3.50%, 7/22/2068 (a)	GBP	12,000	28,999

			896,454

Total Foreign Government Securities (Cost $8,733,831)			8,878,711

Asset-Backed Securities — 4.5%

United States — 4.5%

ACC Trust Series 2019-1, Class B, 4.47%, 10/20/2022 (f)		100,000	101,551

Accredited Mortgage Loan Trust Series 2005-4, Class A2D, 2.11%, 12/25/2035 (g)		165,266	164,996

American Credit Acceptance Receivables Trust

Series 2018-3, Class D, 4.14%, 10/15/2024 (f)		32,000	32,610

Series 2018-4, Class D, 4.40%, 1/13/2025 (f)		100,000	102,842

Series 2019-1, Class E, 4.84%, 4/14/2025 (f)		100,000	102,685

Series 2019-2, Class D, 3.41%, 6/12/2025 (f)		20,000	20,239

Series 2019-3, Class D, 2.89%, 9/12/2025 (f)		61,000	60,860

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

AmeriCredit Automobile Receivables Trust

Series 2019-1, Class C, 3.36%, 2/18/2025	15,000	15,381

Series 2019-1, Class D, 3.62%, 3/18/2025	20,000	20,534

AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1997-1, Class A7, 7.61%, 3/25/2027 ‡	19,874	19,814

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2003-HE6, Class M2, 4.27%, 11/25/2033 ‡ (g)	65,049	65,982

Series 2004-HE3, Class M2, 3.47%, 6/25/2034 ‡ (g)	64,563	64,486

Series 2005-HE6, Class M3, 2.59%, 7/25/2035 ‡ (g)	38,568	38,587

Bear Stearns Asset-Backed Securities Trust

Series 2004-HE5, Class M2, 3.67%, 7/25/2034 ‡ (g)	11,933	12,069

Series 2003-2, Class M1, 3.59%, 3/25/2043 ‡ (g)	29,097	29,231

Conn’s Receivables Funding LLC

Series 2018-A, Class C, 6.02%, 1/15/2023 ‡ (f)	33,068	33,306

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (f)	100,000	100,892

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (f)	200,000	201,898

Countrywide Asset-Backed Certificates

Series 2004-2, Class M1, 2.54%, 5/25/2034 ‡ (g)	25,827	25,809

Series 2006-19, Class 2A2, 1.95%, 3/25/2037 ‡ (g)	68,087	67,617

CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 2.62%, 3/25/2034 ‡ (g)	44,294	44,140

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M5, 4.12%, 5/25/2034 (g)	40,169	40,102

Series 2004-5, Class M3, 3.52%, 7/25/2034 ‡ (g)	58,233	58,156

Drive Auto Receivables Trust

Series 2018-4, Class D, 4.09%, 1/15/2026	35,000	35,970

Series 2018-5, Class D, 4.30%, 4/15/2026	35,000	36,134

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Series 2019-1, Class D, 4.09%, 6/15/2026	65,000	66,906

Series 2019-3, Class D, 3.18%, 10/15/2026	70,000	70,972

Driven Brands Funding LLC Series 2019-1A, Class A2, 4.64%, 4/20/2049 (f)	64,513	66,700

DT Auto Owner Trust

Series 2018-3A, Class D, 4.19%, 7/15/2024 (f)	80,000	82,294

Series 2019-1A, Class D, 3.87%, 11/15/2024 (f)	130,000	132,734

Series 2017-4A, Class E, 5.15%, 11/15/2024 (f)	110,000	113,326

Series 2019-1A, Class E, 4.94%, 2/17/2026 (f)	100,000	102,579

Series 2019-3A, Class E, 3.85%, 8/17/2026 (f)	100,000	99,527

Exeter Automobile Receivables Trust

Series 2018-4A, Class C, 3.97%, 9/15/2023 (f)	55,000	55,915

Series 2018-3A, Class E, 5.43%, 8/15/2024 (f)	10,000	10,428

Series 2018-4A, Class D, 4.35%, 9/16/2024 (f)	20,000	20,615

Series 2019-1A, Class C, 3.82%, 12/16/2024 (f)	50,000	51,074

Series 2019-1A, Class D, 4.13%, 12/16/2024 (f)	95,000	97,978

Series 2019-2A, Class D, 3.71%, 3/17/2025 (f)	20,000	20,486

Series 2018-4A, Class E, 5.38%, 7/15/2025 (f)	20,000	20,734

Series 2019-3A, Class D, 3.11%, 8/15/2025 (f)	35,000	35,247

Series 2019-1A, Class E, 5.20%, 1/15/2026 (f)	280,000	290,574

Series 2019-2A, Class E, 4.68%, 5/15/2026 (f)	420,000	429,791

First Franklin Mortgage Loan Trust Series 2004-FFH3, Class M1, 2.66%, 10/25/2034 ‡ (g)	65,859	65,921

GLS Auto Receivables Issuer Trust

Series 2019-4A, Class A, 2.47%, 11/15/2023 (f)	38,602	38,608

Series 2019-4A, Class B, 2.78%, 9/16/2024 (f)	50,000	50,081

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Series 2019-1A, Class C, 3.87%, 12/16/2024 (f)	30,000	30,696

Series 2019-4A, Class C, 3.06%, 8/15/2025 (f)	40,000	40,041

GLS Auto Receivables Trust Series 2018-3A, Class C, 4.18%, 7/15/2024 (f)	25,000	25,691

KREF Ltd. Series 2018-FL1, Class D, 4.29%, 6/15/2036 ‡ (f) (g)	100,000	100,375

Long Beach Mortgage Loan Trust

Series 2004-4, Class M1, 2.69%, 10/25/2034 ‡ (g)	75,279	75,139

Series 2004-6, Class A3, 3.09%, 11/25/2034 ‡ (g)	25,199	25,307

Morgan Stanley ABS Capital I, Inc. Trust Series 2003-NC10, Class M1, 2.81%, 10/25/2033 ‡ (g)	39,973	39,707

Santander Drive Auto Receivables Trust

Series 2019-1, Class C, 3.42%, 4/15/2025	29,000	29,466

Series 2019-1, Class D, 3.65%, 4/15/2025	35,000	35,840

Saxon Asset Securities Trust Series 2003-3, Class M1, 2.77%, 12/25/2033 ‡ (g)	39,057	38,560

Structured Asset Investment Loan Trust Series 2003-BC11, Class M1, 2.77%, 10/25/2033 ‡ (g)	15,534	15,566

Structured Asset Securities Corp. Mortgage Loan Trust

Series 2006-BC6, Class A4, 1.96%, 1/25/2037 (g)	80,642	79,460

Series 2007-WF2, Class A1, 2.79%, 8/25/2037 ‡ (g)	37,122	37,236

Vericrest Opportunity Loan Trust Series 2019-NPL3, Class A1, 3.97%, 3/25/2049 ‡ (f) (h)	215,087	216,191

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2006-3, Class A2, 1.94%, 1/25/2037 ‡ (g)	30,474	30,406

Westlake Automobile Receivables Trust

Series 2019-1A, Class C, 3.45%, 3/15/2024 (f)	85,000	86,012

Series 2019-1A, Class D, 3.67%, 3/15/2024 (f)	75,000	76,416

Series 2019-1A, Class E, 4.49%, 7/15/2024 (f)	60,000	61,615

Total Asset-Backed Securities (Cost $4,365,199)		4,462,105

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued

Commercial Mortgage-Backed Securities — 3.8%

United States — 3.8%

Banc of America Commercial Mortgage Trust Series 2017-BNK3, Class D, 3.25%, 2/15/2050 ‡ (f)	100,000	91,460

BANK

Series 2017-BNK7, Class B, 3.95%, 9/15/2060	25,000	26,152

Series 2019-BN22, Class E, 2.50%, 11/15/2062 ‡ (f)	100,000	80,124

BBCMS Mortgage Trust Series 2018-C2, Class C, 4.97%, 12/15/2051 ‡ (g)	25,000	27,352

Benchmark Mortgage Trust

Series 2018-B1, Class D, 2.75%, 1/15/2051 ‡ (f)	125,000	107,911

BXMT Ltd. Series 2017-FL1, Class B, 3.24%, 6/15/2035 ‡ (f) (g)	100,000	99,994

CAMB Commercial Mortgage Trust

Series 2019-LIFE, Class E, 3.89%, 12/15/2037 ‡ (f) (g)	100,000	100,341

Series 2019-LIFE, Class G, 4.99%, 12/15/2037 ‡ (f) (g)	100,000	100,589

CD Mortgage Trust

Series 2017-CD4, Class C, 4.35%, 5/10/2050 ‡ (g)	100,000	104,549

Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (f)	10,000	8,778

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.74%, 1/10/2036 ‡ (f) (g)	100,000	105,023

Series 2019-PRM, Class E, 4.89%, 5/10/2036 ‡ (f)	100,000	102,572

Series 2012-GC8, Class D, 4.88%, 9/10/2045 ‡ (f) (g)	100,000	99,792

Series 2015-P1, Class C, 4.34%, 9/15/2048 ‡ (g)	75,000	78,366

Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (f)	20,000	17,952

Series 2017-P7, Class D, 3.25%, 4/14/2050 (f)	23,000	20,396

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (g)	15,000	15,721

Commercial Mortgage Trust

Series 2014-UBS5, Class D, 3.50%, 9/10/2047 ‡ (f)	100,000	88,309

Series 2014-CR20, Class D, 3.22%, 11/10/2047 ‡ (f)	100,000	94,907

Series 2015-CR23, Class CME, 3.68%, 5/10/2048 ‡ (f) (g)	100,000	99,946

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Series 2015-LC21, Class D, 4.30%, 7/10/2048 (g)	130,000	130,239

Series 2016-CR28, Class C, 4.65%, 2/10/2049 ‡ (g)	100,000	107,422

CSAIL Commercial Mortgage Trust Series 2019-C16, Class C, 4.24%, 6/15/2052 ‡ (g)	25,000	25,929

DBGS Mortgage Trust Series 2018-5BP, Class B, 2.57%, 6/15/2033 ‡ (f) (g)	100,000	99,411

DBJPM Mortgage Trust Series 2017-C6, Class D, 3.24%, 6/10/2050 ‡ (f) (g)	50,000	45,114

FHLMC, Multifamily Structured Pass-Through Certificates

Series K734, Class X3, IO, 2.17%, 7/25/2026 (g)	180,000	21,331

Series K083, Class X1, IO, 0.03%, 9/25/2028 (g)	14,572,987	93,442

Series K094, Class X1, IO, 0.88%, 6/25/2029 (g)	1,275,131	90,420

Series K092, Class X3, IO, 2.25%, 7/25/2029 (g)	100,000	17,177

Series K723, Class X3, IO, 1.92%, 10/25/2034 (g)	119,125	7,746

Series K153, Class X3, IO, 3.77%, 4/25/2035 (g)	100,000	33,407

Series K716, Class X3, IO, 1.80%, 8/25/2042 (g)	317,355	8,391

Series K040, Class X3, IO, 2.04%, 11/25/2042 (g)	2,000,000	171,676

Series K726, Class X3, IO, 2.13%, 7/25/2044 (g)	302,035	24,585

Series K728, Class X3, IO, 1.95%, 11/25/2045 (g)	151,300	12,352

Series K071, Class X3, IO, 2.01%, 11/25/2045 (g)	700,000	94,222

Series K094, Class X3, IO, 2.12%, 7/25/2047 (g)	588,425	96,247

FNMA ACES Series 2016-M4, Class X2, IO, 2.65%, 1/25/2039 (g)	219,468	17,097

FREMF Series 2018-KF46, Class B, 3.65%, 3/25/2028 (f) (g)	7,166	7,117

FREMF Mortgage Trust

Series 2015-KF09, Class B, 7.05%, 5/25/2022 (f) (g)	2,262	2,302

Series 2015-KF10, Class B, 7.80%, 7/25/2022 (f) (g)	7,022	7,340

Series 2017-KF32, Class B, 4.25%, 5/25/2024 (f) (g)	10,705	10,831

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued

Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2017-KF38, Class B, 4.20%, 9/25/2024 (f) (g)	7,847	7,884

Series 2018-KF42, Class B, 3.90%, 12/25/2024 (f) (g)	9,790	9,796

Series 2018-KF45, Class B, 3.65%, 3/25/2025 (f) (g)	20,375	20,076

Series 2018-KF49, Class B, 3.60%, 6/25/2025 (f) (g)	8,036	7,967

Series 2018-KC02, Class B, 4.09%, 7/25/2025 (f) (g)	35,000	35,300

Series 2018-KF53, Class B, 3.75%, 10/25/2025 (g)	83,473	83,410

Series 2019-KC03, Class B, 4.37%, 1/25/2026 (f) (g)	30,000	30,851

Series 2019-KF62, Class B, 3.75%, 4/25/2026 (f) (g)	25,000	24,999

Series 2018-KF50, Class B, 3.60%, 7/25/2028 (f) (g)	9,465	9,438

Series 2019-KF63, Class B, 4.05%, 5/25/2029 (f) (g)	59,000	59,000

Series 2012-K19, Class C, 4.02%, 5/25/2045 (f) (g)	10,000	10,328

Series 2017-K67, Class C, 3.94%, 9/25/2049 (f) (g)	15,000	15,347

Series 2019-K87, Class C, 4.32%, 1/25/2051 (f) (g)	120,000	122,939

GNMA

Series 2012-44, IO, 0.40%, 3/16/2049 (g)	255,514	2,759

Series 2013-80, IO, 0.94%, 3/16/2052 (g)	190,571	10,466

Series 2014-186, IO, 0.76%, 8/16/2054 (g)	547,279	24,050

Series 2013-178, IO, 0.64%, 6/16/2055 (g)	89,179	2,501

Series 2015-172, IO, 0.84%, 3/16/2057 (g)	166,786	8,352

Series 2016-40, IO, 0.72%, 7/16/2057 (g)	514,080	24,411

Series 2016-71, Class QI, IO, 0.97%, 11/16/2057 (g)	377,138	25,222

Series 2016-96, IO, 0.98%, 12/16/2057 (g)	82,029	5,827

Series 2016-155, IO, 0.88%, 2/16/2058 (g)	483,950	34,606

Series 2017-86, IO, 0.77%, 5/16/2059 (g)	268,283	16,093

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Series 2017-148, IO, 0.66%, 7/16/2059 (g)	143,716	7,723

Series 2017-69, IO, 0.80%, 7/16/2059 (g)	476,099	30,618

Series 2017-171, IO, 0.70%, 9/16/2059 (g)	96,628	5,907

Series 2018-119, IO, 0.65%, 5/16/2060 (g)	383,909	25,022

GRACE Mortgage Trust Series 2014-GRCE, Class F, 3.59%, 6/10/2028 ‡ (f) (g)	100,000	100,344

GS Mortgage Securities Trust

Series 2013-GC12, Class D, 4.45%, 6/10/2046 (f) (g)	200,000	199,026

Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (f) (g)	100,000	93,896

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 5.91%, 7/15/2044 (g)	4,469	4,471

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (g)	56,482	30,074

Morgan Stanley Capital I Trust Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (f) (g)	15,000	15,558

Wells Fargo Commercial Mortgage Trust Series 2018-C48, Class C, 5.12%, 1/15/2052 ‡ (g)	35,000	38,941

Total Commercial Mortgage-Backed Securities (Cost $3,694,158)		3,737,234

Collateralized Mortgage Obligations — 3.4%

United States — 3.4%

American Home Mortgage Investment Trust Series 2005-1, Class 6A, 3.89%, 6/25/2045 (g)	27,542	28,126

Angel Oak Mortgage Trust I LLC Series 2018-2, Class A1, 3.67%, 7/27/2048 (f) (g)	113,227	114,271

Banc of America Funding Trust Series 2006-A, Class 1A1, 4.45%, 2/20/2036 (g)	18,685	18,655

Banc of America Mortgage Trust Series 2005-A, Class 2A2, 4.46%, 2/25/2035 (g)	19,829	20,016

Bear Stearns ALT-A Trust Series 2005-4, Class 23A2, 4.41%, 5/25/2035 (g)	36,908	37,478

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued

Collateralized Mortgage Obligations — continued

United States — continued

COLT Mortgage Loan Trust

Series 2018-2, Class A1, 3.47%, 7/27/2048 (f) (g)	34,982	35,068

Series 2019-1, Class A1, 3.71%, 3/25/2049 (f) (g)	166,547	167,469

Connecticut Avenue Securities Trust Series 2019-R06, Class 2M2, 3.89%, 9/25/2039 ‡ (f) (g)	150,000	151,415

Deephave Residential Mortgage Trust Series 2019-2A, Class M1, 3.92%, 4/25/2059 ‡ (f) (g)	175,000	177,441

Deephaven Residential Mortgage Trust Series 2019-4A, Class B1, 3.99%, 10/25/2059 ‡ (f) (g)	140,000	139,838

Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-3, Class 2A1, 2.54%, 10/25/2047 (g)	255,872	244,050

FNMA, Connecticut Avenue Securities

Series 2014-C04, Class 2M2, 6.79%, 11/25/2024 (g)	59,872	64,695

Series 2017-C07, Class 2M2, 4.29%, 5/25/2030 (g)	223,553	226,955

GCAT Trust Series 2019-NQM2, Class A3, 3.16%, 9/25/2059 (f) (h)	284,429	284,896

GSR Mortgage Loan Trust Series 2005-AR3, Class 1A1, 2.23%, 5/25/2035 (g)	67,345	65,019

Homeward Opportunities Fund I Trust

Series 2018-1, Class A1, 3.77%, 6/25/2048 (f) (g)	92,816	93,399

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (f) (g)	250,000	252,787

Impac CMB Trust Series 2004-7, Class 1A2, 2.71%, 11/25/2034 (g)	74,578	73,974

JP Morgan Mortgage Trust Series 2005-A3, Class 4A1, 4.67%, 6/25/2035 (g)	10,504	10,845

Lehman Mortgage Trust Series 2005-3, Class 2A3, 5.50%, 1/25/2036	8,848	9,093

LHOME Mortgage Trust Series 2019-RTL1, Class A1, 4.58%, 10/25/2023 (f) (h)	100,000	101,425

Merrill Lynch Mortgage Investors Trust Series 2007-1, Class 4A3, 4.53%, 1/25/2037 (g)	16,706	16,815

Morgan Stanley Mortgage Loan Trust

Series 2004-5AR, Class 4A, 4.64%, 7/25/2034 (g)	17,432	17,508

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)

United States — continued

Series 2005-5AR, Class 1M1, 2.54%, 9/25/2035 ‡ (g)		89,342	89,469

New Residential Mortgage Loan Trust Series 2019-NQM4, Class M1, 2.99%, 9/25/2059 ‡ (f) (g)		300,000	295,037

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 2.07%, 12/25/2035 (g)		47,857	45,001

Residential Asset Securitization Trust Series 2004-A6, Class A1, 5.00%, 8/25/2019		3,385	3,418

Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 1A1, 3.41%, 10/25/2037 (g)		300,638	295,054

Toorak Mortgage Corp. Ltd.

Series 2019-1, Class A1, 4.46%, 3/25/2022 (f) (h)		120,000	121,841

Series 2019-2, Class A1, 3.72%, 9/25/2022 (h)		110,000	110,145

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 4.42%, 3/25/2035 (g)		16,502	16,366

Series 2005-AR5, Class A6, 4.37%, 5/25/2035 (g)		24,418	24,837

Series 2005-AR10, Class 1A3, 4.14%, 9/25/2035 (g)		25,903	26,039

Total Collateralized Mortgage Obligations (Cost $3,346,830)			3,378,445

Corporate Bonds — 2.7%

Canada — 0.3%

Bank of Montreal 3.10%, 7/13/2020		150,000	151,036

Canadian Imperial Bank of Commerce 2.70%, 2/2/2021		141,000	142,281

			293,317

France — 0.5%

BNP Paribas SA 5.00%, 1/15/2021		250,000	257,888

Dexia Credit Local SA

0.75%, 1/25/2023 (a)	EUR	100,000	115,466

1.63%, 12/8/2023 (a)	GBP	100,000	134,896

			508,250

Netherlands — 0.0% (c)

BNG Bank NV 4.75%, 3/6/2023 (a)	AUD	15,000	11,627

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued

Corporate Bonds — continued

Singapore — 0.2%

Temasek Financial I Ltd. 0.50%, 3/1/2022 (a)	EUR	150,000	170,631

United States — 1.7%

American Electric Power Co., Inc. 2.15%, 11/13/2020		200,000	200,381

Bank of New York Mellon Corp. (The) 2.60%, 8/17/2020		65,000	65,262

Citigroup, Inc. 2.65%, 10/26/2020		250,000	251,352

Goldman Sachs Bank USA (SOFR + 0.60%), 2.14%, 5/24/2021 (i)		23,000	23,011

Huntington National Bank (The) 2.88%, 8/20/2020		250,000	251,255

KeyCorp 5.10%, 3/24/2021		200,000	207,536

PNC Bank NA 2.45%, 11/5/2020		250,000	251,165

Simon Property Group LP REIT, 2.50%, 9/1/2020		250,000	250,609

Truist Bank (ICE LIBOR USD 3 Month + 0.30%), 2.59%, 1/29/2021 (i)		200,000	200,403

			1,700,974

Total Corporate Bonds (Cost $2,686,070)			2,684,799

U.S. Treasury Obligations — 1.5%

U.S. Treasury Notes

2.00%, 1/31/2020 (j)		1,285,000	1,285,340

2.13%, 8/31/2020		240,000	240,726

			1,526,066

Total U.S. Treasury Obligations (Cost $1,524,592)			1,526,066

	NO. OF CONTRACTS
Options Purchased — 0.4%

Call Options Purchased — 0.4%

United States — 0.4%

iShares MSCI Emerging Markets ETF 3/20/2020 at USD 43.73, American Style Notional Amount: USD 7,511,238 Exchange Traded *		1,674	369,117

Total Options Purchased (Cost $261,981)			369,117

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)

Supranational — 0.2%

Supranational — 0.2%

European Investment Bank

2.80%, 1/15/2021	AUD	33,000	23,551

2.25%, 7/30/2021 (f)	CAD	50,000	38,755

0.50%, 6/21/2023	AUD	30,000	20,394

Inter-American Development Bank

0.50%, 5/23/2023	CAD	63,000	46,084

4.40%, 1/26/2026	CAD	16,000	13,881

			142,665

Total Supranational (Cost $144,192)			142,665

	NO. OF RIGHTS
Rights — 0.0%

United States — 0.0%

Media General, Inc., CVR * ‡ (Cost $—)		902	—

	PRINCIPAL AMOUNT($)
Short-Term Investments — 12.5%

Certificates Of Deposit — 0.5%

Agricultural Bank of China Ltd.

2.30%, 3/16/2020		95,000	95,010

2.30%, 4/8/2020		147,000	146,993

Natixis SA 1.93%, 11/13/2020		250,000	249,958

Total Certificates of Deposit (Cost $492,000)			491,961

Commercial Paper — 0.5%

Enel Finance America LLC 2.24%, 1/22/2020 (f) (k)		250,000	249,697

Parker-Hannifin Corp. 2.06%, 3/4/2020 (f) (k)		250,000	249,171

Total Commercial Paper (Cost $498,778)			498,868

Foreign Government Treasury Bills — 4.0%

Canadian Treasury Bills

1.69%, 4/2/2020 (k)	CAD	1,693,000	1,298,273

1.70%, 4/30/2020 (k)	CAD	1,695,000	1,298,071

1.70%, 5/28/2020 (k)	CAD	1,695,000	1,296,061

Italy Buoni Ordinari del Tesoro BOT (0.36)%, 1/14/2020 (a) (k)	EUR	91,000	102,082

Total Foreign Government Treasury Bills (Cost $3,929,780)			3,994,487

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE ($)
Long Positions — continued

Short-Term Investments — continued

Investment Companies — 7.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.70% (e) (l)(Cost $7,419,821)	7,417,880	7,420,105

Investment Of Cash Collateral From Securities Loaned — 0.0% (c)

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (e) (l) (Cost $22,900)	22,900	22,900

Total Short-Term Investments (Cost $12,363,279)		12,428,321

Total Long Positions (Cost $87,388,985)		98,770,678

Short Positions — (0.2)%

Common Stocks — (0.2)%

United States — (0.2)%

Clorox Co. (The)	(158)	(24,259)

Conagra Brands, Inc.	(498)	(17,052)

CSX Corp.	(265)	(19,176)

General Motors Co.	(407)	(14,896)

Harley-Davidson, Inc.	(547)	(20,343)

Host Hotels & Resorts, Inc., REIT	(1,336)	(24,783)

Kimberly-Clark Corp.	(106)	(14,580)

Mohawk Industries, Inc. *	(177)	(24,139)

Total Common Stocks (Proceeds $(154,055))		(159,228)

Exchange-Traded Funds — 0.0% (c)

United States — 0.0% (c)

SPDR S&P 500 ETF Trust (Proceeds $(37,672))	(122)	(39,267)

Total Short Positions (Proceeds $(191,727))		(198,495)

Total Investments — 99.5% (Cost $87,197,258)		98,572,183
Other Assets Less Liabilities — 0.5%		528,348

NET ASSETS — 100.0%		99,100,531

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2019

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

LONG PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE
Investment Companies	18.6%

Foreign Government Securities	9.0

Banks	6.3

Asset-Backed Securities	4.5

Foreign Government Treasury Bills	4.0

Commercial Mortgage-Backed Securities	3.8

Collateralized Mortgage Obligations	3.4

Pharmaceuticals	2.7

Insurance	2.6

Oil, Gas & Consumable Fuels	2.0

Software	1.9

Semiconductors & Semiconductor Equipment	1.8

Capital Markets	1.8

IT Services	1.5

Electric Utilities	1.4

Specialty Retail	1.3

U.S. Treasury Obligations	1.3

Health Care Providers & Services	1.1

Interactive Media & Services	1.1

Equity Real Estate Investment Trusts (REITs)	1.1

Internet & Direct Marketing Retail	1.0

Machinery	1.0

Others (each less than 1.0%)	19.3

Short-Term Investments	7.5

SHORT PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE
Exchange-Traded Funds	19.8%

Household Products	19.6

Automobiles	17.8

Equity Real Estate Investment Trusts (REITs)	12.5

Household Durables	12.2

Road & Rail	9.6

Food Products	8.5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

Abbreviations
ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVR	Contingent Value Rights
DKK	Danish Krone
ETF	Exchange-Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor’s Depository Receipts
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is $21,778.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $1,901,795 and $198,170, respectively.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2019.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2019.
(i)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2019.
(j)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(k)	The rate shown is the effective yield as of December 31, 2019.
(l)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

DJ US Real Estate Index	137	03/2020	USD	5,032,010	180,252

EURO STOXX 50 Index	3	03/2020	EUR	125,607	26

Euro-OAT	1	03/2020	EUR	182,579	(1,258)

Foreign Exchange EUR/USD	23	03/2020	USD	3,240,556	21,674

Foreign Exchange JPY/USD	34	03/2020	USD	3,926,575	7,283

FTSE 100 Index	3	03/2020	GBP	297,655	7,496

Japan 10 Year Bond Mini	3	03/2020	JPY	419,815	(658)

S&P 500 E-Mini Index	49	03/2020	USD	7,918,400	149,596

Short-Term Euro-BTP	1	03/2020	EUR	126,113	287

TOPIX Index	1	03/2020	JPY	157,178	(306)

U.S. Treasury 5 Year Note	43	03/2020	USD	5,095,836	(22,934)

U.S. Treasury 10 Year Note	31	03/2020	USD	3,975,750	(38,271)

3 Month Euro Euribor	3	03/2021	EUR	844,220	(1,640)

3 Month Euro Euribor	3	06/2021	EUR	844,051	(1,819)

					299,728

Short Contracts

3 Month Euro Euribor	(3)	03/2020	EUR	(844,514)	966

Euro-Bobl	(3)	03/2020	EUR	(449,678)	1,165

Euro-Bund	(12)	03/2020	EUR	(2,294,864)	18,716

MSCI EAFE E-Mini Index	(3)	03/2020	USD	(305,445)	(2,781)

MSCI Emerging Markets E-Mini Index	(24)	03/2020	USD	(1,342,320)	(37,490)

U.S. Treasury 10 Year Note	(1)	03/2020	USD	(128,250)	341

3 Month Euro Euribor	(3)	06/2020	EUR	(844,514)	1,174

					(17,909)

					281,819

Abbreviations
EAFE	Europe, Australasia, and Far East
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of December 31, 2019:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)

AUD	225,072	USD	153,035	Merrill Lynch International	1/3/2020	4,910

EUR	13,849	DKK	103,454	Merrill Lynch International	1/3/2020	6

EUR	43,977	USD	48,826	BNP Paribas	1/3/2020	502

EUR	19,634	USD	21,819	Merrill Lynch International	1/3/2020	204

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)

JPY	1,818,833	USD	16,646	Barclays Bank plc	1/6/2020	96

USD	36,618	JPY	3,968,884	BNP Paribas	1/6/2020	85

USD	122,143	JPY	13,240,534	HSBC Bank, NA	1/6/2020	262

USD	15,374	JPY	1,662,777	Standard Chartered Bank	1/6/2020	68

CAD	10,685	USD	8,140	Merrill Lynch International	1/17/2020	89

USD	3,125,372	EUR	2,777,699	Citibank, NA	2/5/2020	3,062

USD	46,800	SEK	435,656	State Street Corp.	2/5/2020	211

Total unrealized appreciation						9,495

GBP	14,806	USD	19,834	Barclays Bank plc	1/3/2020	(222)

USD	412,915	AUD	608,933	Barclays Bank plc	1/3/2020	(14,404)

USD	208,183	CAD	276,554	Merrill Lynch International	1/3/2020	(4,788)

USD	45,129	DKK	305,613	Goldman Sachs International	1/3/2020	(746)

USD	23,098	EUR	20,735	Barclays Bank plc	1/3/2020	(160)

USD	22,716	EUR	20,414	BNP Paribas	1/3/2020	(183)

USD	1,713,491	EUR	1,553,628	Citibank, NA	1/3/2020	(29,214)

USD	1,396,425	EUR	1,266,249	Goldman Sachs International	1/3/2020	(23,926)

USD	1,709,406	EUR	1,550,123	HSBC Bank, NA	1/3/2020	(29,367)

USD	14,979	EUR	13,572	Royal Bank of Canada	1/3/2020	(245)

USD	143,379	EUR	129,056	Standard Chartered Bank	1/3/2020	(1,383)

USD	175,045	GBP	135,183	Goldman Sachs International	1/3/2020	(4,019)

USD	903,292	GBP	698,943	Merrill Lynch International	1/3/2020	(22,528)

USD	45,752	SEK	435,656	Goldman Sachs International	1/3/2020	(761)

JPY	1,550,129	USD	14,296	BNP Paribas	1/6/2020	(27)

USD	2,801,497	JPY	306,052,025	BNP Paribas	1/6/2020	(15,737)

USD	78,379	JPY	8,561,971	Goldman Sachs International	1/6/2020	(434)

USD	115,323	CAD	152,766	BNP Paribas	1/17/2020	(2,330)

USD	20,725	CAD	27,104	Merrill Lynch International	1/17/2020	(149)

USD	3,697,767	CAD	4,885,175	State Street Corp.	1/17/2020	(64,573)

USD	269,357	AUD	383,861	Merrill Lynch International	2/5/2020	(246)

USD	212,282	CAD	276,554	TD Bank Financial Group	2/5/2020	(725)

USD	61,438	DKK	409,067	Merrill Lynch International	2/5/2020	(109)

USD	1,909,081	EUR	1,698,618	Citibank, NA	2/5/2020	(274)

USD	1,079,272	GBP	819,320	Merrill Lynch International	2/5/2020	(7,049)

USD	3,020,797	JPY	330,117,229	Goldman Sachs International	2/5/2020	(23,094)

Total unrealized depreciation						(246,693)
Net unrealized depreciation						(237,198)

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	25

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019

JPMorgan Insurance Trust Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$72,588,555
Investments in affiliates, at value	25,790,106
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	22,900
Options purchased, at value	369,117
Cash	82,237
Foreign currency, at value	81,240
Deposits at broker for futures contracts	38,000
Deposits at broker for securities sold short	198,170
Receivables:
Investment securities sold	330,185
Portfolio shares sold	48,899
Interest and dividends from non-affiliates	138,205
Dividends from affiliates	10,093
Tax reclaims	44,019
Securities lending income (See Note 2.C.)	41
Variation margin on futures contracts	149,819
Unrealized appreciation on forward foreign currency exchange contracts	9,495

Total Assets	99,901,081

LIABILITIES:
Payables:
Securities sold short, at value	198,495
Dividend expense to non-affiliates on securities sold short	662
Investment securities purchased	208,240
Collateral received on securities loaned (See Note 2.C.)	22,900
Portfolio shares redeemed	4,475
Unrealized depreciation on forward foreign currency exchange contracts	246,693
Accrued liabilities:
Investment advisory fees	4,909
Distribution fees	12,082
Custodian and accounting fees	33,872
Trustees’ and Chief Compliance Officer’s fees	150
Audit fees	56,936
Other	11,136

Total Liabilities	800,550

Net Assets	$99,100,531

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

JPMorgan Insurance Trust Global Allocation Portfolio
NET ASSETS:
Paid-in-Capital	$87,280,215
Total distributable earnings (loss)	11,820,316

Total Net Assets	$99,100,531

Net Assets:
Class 1	$41,311,047
Class 2	57,789,484

Total	$99,100,531

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class 1	2,340,811
Class 2	3,286,902
Net Asset Value, offering and redemption price per share (a):
Class 1	$17.65
Class 2	17.58

Cost of investments in non-affiliates	$63,073,065
Cost of investments in affiliates	24,031,039
Cost of options purchased	261,981
Cost of foreign currency	80,252
Investment securities on loan, at value (See Note 2.C.)	21,778
Cost of investment of cash collateral (See Note 2.C.)	22,900
Proceeds from securities sold short	191,727

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	27

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

JPMorgan Insurance Trust Global Allocation Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$703,798
Interest income from affiliates	1,051
Interest income from non-affiliates on securities sold short	18,316
Dividend income from non-affiliates	958,162
Dividend income from affiliates	811,248
Income from securities lending (net) (See Note 2.C.)	359
Foreign taxes withheld (net)	(46,490)

Total investment income	2,446,444

EXPENSES:
Investment advisory fees	513,283
Administration fees	66,116
Distribution fees — Class 2	131,481
Custodian and accounting fees	155,463
Interest expense to affiliates	505
Professional fees	110,554
Trustees’ and Chief Compliance Officer’s fees	25,435
Printing and mailing costs	28,423
Transfer agency fees — Class 1	339
Transfer agency fees — Class 2	1,119
Dividend expense to non-affiliates on securities sold short	19,714
Other	8,961

Total expenses	1,061,393

Less fees waived	(230,428)
Less expense reimbursements	(650)

Net expenses	830,315

Net investment income (loss)	1,616,129

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	406,559
Investments in affiliates	(112,215)
Options purchased	482,264
Futures contracts	508,147
Securities sold short	(364,854)
Foreign currency transactions	(186,291)
Forward foreign currency exchange contracts	447,411

Net realized gain (loss)	1,181,021

Distributions of capital gains received from investment company affiliates	195

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	8,958,294
Investments in affiliates	1,876,300
Options purchased	241,317
Futures contracts	47,573
Securities sold short	(67,784)
Foreign currency translations	26,527
Forward foreign currency exchange contracts	(351,441)

Change in net unrealized appreciation/depreciation	10,730,786

Net realized/unrealized gains (losses)	11,912,002

Change in net assets resulting from operations	$13,528,131

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Global Allocation Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,616,129	$1,216,101
Net realized gain (loss)	1,181,021	(487,087)
Distributions of capital gains received from investment company affiliates	195	528
Change in net unrealized appreciation/depreciation	10,730,786	(6,038,474)

Change in net assets resulting from operations	13,528,131	(5,308,932)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(809,646)	(167,469)
Class 2	(1,095,100)	(330,463)

Total distributions to shareholders	(1,904,746)	(497,932)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,281,858	22,224,332

NET ASSETS:
Change in net assets	19,905,243	16,417,468
Beginning of period	79,195,288	62,777,820

End of period	$99,100,531	$79,195,288

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$8,715,992	$19,444,733
Distributions reinvested	809,646	167,469
Cost of shares redeemed	(3,254,037)	(1,387,647)

Change in net assets resulting from Class 1 capital transactions	$6,271,601	$18,224,555

Class 2
Proceeds from shares issued	$12,006,847	$17,535,698
Distributions reinvested	1,095,100	330,463
Cost of shares redeemed	(11,091,690)	(13,866,384)

Change in net assets resulting from Class 2 capital transactions	$2,010,257	$3,999,777

Total change in net assets resulting from capital transactions	$8,281,858	$22,224,332

SHARE TRANSACTIONS:
Class 1
Issued	525,183	1,174,334
Reinvested	50,040	10,174
Redeemed	(197,551)	(84,853)

Change in Class 1 Shares	377,672	1,099,655

Class 2
Issued	721,402	1,062,803
Reinvested	67,850	20,126
Redeemed	(670,860)	(843,413)

Change in Class 2 Shares	118,392	239,516

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Year Ended December 31, 2019	$15.47	$0.33	$2.24	$2.57	$(0.39)	$—	$(0.39)
Year Ended December 31, 2018	16.57	0.29	(1.29)	(1.00)	—	(0.10)	(0.10)
Year Ended December 31, 2017	14.89	0.29	2.25	2.54	(0.20)	(0.66)	(0.86)
Year Ended December 31, 2016	14.46	0.35	0.54	0.89	(0.46)	— (i)	(0.46)
Year Ended December 31, 2015	14.93	0.30	(0.46)	(0.16)	(0.23)	(0.08)	(0.31)

Class 2
Year Ended December 31, 2019	15.41	0.29	2.23	2.52	(0.35)	—	(0.35)
Year Ended December 31, 2018	16.55	0.25	(1.29)	(1.04)	—	(0.10)	(0.10)
Year Ended December 31, 2017	14.87	0.26	2.24	2.50	(0.16)	(0.66)	(0.82)
Year Ended December 31, 2016	14.45	0.30	0.54	0.84	(0.42)	— (i)	(0.42)
Year Ended December 31, 2015	14.93	0.22	(0.42)	(0.20)	(0.20)	(0.08)	(0.28)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)

Commencing on December 31, 2016, the Portfolio presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to December 31, 2016, the Portfolio did not transact in securities sold short.

(h)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class 1 are 0.77% and 1.03% for the year ended December 31, 2019, 0.77% and 1.10% for the year ended December 31, 2018 and 0.76% and 1.11% for the year ended December 31, 2017; for Class 2 are 1.02% and 1.28% for the year ended December 31, 2019, 1.02% and 1.34% for the year ended December 31, 2018 and 1.01% and 1.32% for the year ended December 31, 2017, respectively.

(i)	Amount rounds to less than $0.005.
(j)	Dividend expense on securities sold short is less than 0.005%.
(k)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (including dividend expense for securities sold short) (e)(f)		Net investment income (loss) (a)		Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (g)	Portfolio turnover rate (including securities sold short) (g)

$17.65	16.87%	$41,311,047	0.79	%(h)	1.99%		1.05	%(h)	98%	116%
15.47	(6.06)	30,366,130	0.81	(h)	1.79		1.14	(h)	110	141
16.57	17.11	14,307,557	0.79	(h)	1.76		1.14	(h)	80	92
14.89	6.13	4,664,040	0.77	(j)	2.34		1.20	(j)	60	61
14.46	(1.06)	489,826	0.77	(k)	2.00	(k)	1.18	(k)	50	—

17.58	16.58	57,789,484	1.04	(h)	1.73		1.30	(h)	98	116
15.41	(6.31)	48,829,158	1.06	(h)	1.52		1.38	(h)	110	141
16.55	16.85	48,470,263	1.04	(h)	1.59		1.35	(h)	80	92
14.87	5.84	49,869,415	1.02	(j)	2.04		1.45	(j)	60	61
14.45	(1.32)	32,065,138	1.03	(k)	1.48	(k)	1.58	(k)	50	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$3,055,710	$1,406,395	$4,462,105
Collateralized Mortgage Obligations
United States	—	2,272,458	1,105,987	3,378,445
Commercial Mortgage-Backed Securities
United States	—	1,756,859	1,980,375	3,737,234
Common Stocks
Australia	—	879,295	—	879,295
Austria	—	251,328	—	251,328
Belgium	—	60,076	—	60,076
China	187,496	439,982	—	627,478
Denmark	79,482	388,525	—	468,007
Finland	24,197	56,496	—	80,693
France	—	2,452,464	—	2,452,464
Germany	52,661	1,632,019	—	1,684,680
Hong Kong	—	768,258	—	768,258
Indonesia	—	128,668	—	128,668
Ireland	90,553	55,150	—	145,703
Italy	—	304,800	—	304,800
Japan	—	3,237,789	—	3,237,789
Macau	—	27,381	—	27,381
Netherlands	57,776	1,112,418	—	1,170,194
New Zealand	—	17,428	—	17,428
Norway	—	64,783	—	64,783
Singapore	—	114,380	—	114,380
Spain	—	296,304	—	296,304
Sweden	—	339,011	—	339,011
Switzerland	—	1,719,700	—	1,719,700
United Kingdom	54,161	2,789,557	—	2,843,718
United States	23,588,204	126,053	—	23,714,257
Other Common Stocks	1,396,819	—	—	1,396,819

Total Common Stocks	25,531,349	17,261,865	—	42,793,214

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Corporate Bonds	$—	$2,684,799	$—		$2,684,799
Foreign Government Securities	—	8,878,711	—		8,878,711
Investment Companies	18,370,001	—	—		18,370,001
Supranational	—	142,665	—		142,665
Rights	—	—	—	(a)	— (a)
Options Purchased	369,117	—	—		369,117
U.S. Treasury Obligations	—	1,526,066	—		1,526,066
Short-Term Investments
Certificates of Deposit	—	491,961	—		491,961
Commercial Paper	—	498,868	—		498,868
Foreign Government Treasury Bills	—	3,994,487	—		3,994,487
Investment Companies	7,420,105	—	—		7,420,105
Investment of cash collateral from securities loaned	22,900	—	—		22,900

Total Short-Term Investments	7,443,005	4,985,316	—		12,428,321

Total Investments in Securities	$51,713,472	$42,564,449	$4,492,757		$98,770,678

Liabilities
Common Stocks	$(159,228)	$—	$—		$(159,228)
Exchange-Traded Funds	(39,267)	—	—		(39,267)

Total Liabilities in Securities Sold Short	$(198,495)	$—	$—		$(198,495)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$9,495	$—		$9,495
Futures Contracts	381,454	7,522	—		388,976

Total Appreciation in Other Financial Instruments	$381,454	$17,017	$—		$398,471

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(246,693)	$—		$(246,693)
Futures Contracts	(106,851)	(306)	—		(107,157)

Total Depreciation in Other Financial Instruments	$(106,851)	$(246,999)	$—		$(353,850)

(a)	Value is zero.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2019
Investments in Securities
Asset-Backed Securities — United States	$1,677,662	$1,976	$(6,496)	$2,507	$636,418	$(997,529)	$91,857	$—	$1,406,395
Collateralized Mortgage Obligations — United States	—	—	1,727	2	1,128,847	(24,589)	—	—	1,105,987
Commercial Mortgage-Backed Securities — United States	685,666	5,100	46,584	1,577	1,084,238	(231,441)	487,690	(99,039)	1,980,375
Rights — United States	44	—	(44)	—	—	—	—	—	—	(a)

Total	$2,363,372	$7,076	$41,771	$4,086	$2,849,503	$(1,253,559)	$579,547	$(99,039)	$4,492,757

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2019, which were valued using significant unobservable inputs (level 3) amounted to $43,339. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended December 31, 2019.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$1,306,019	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 44.00% (10.61%)
			Constant Default Rate	0.00% - 4.00% (1.75%)
			Yield (Discount Rate of Cash Flows)	2.16% - 6.41% (3.30%)

Asset-Backed Securities	1,306,019

	1,880,381	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (5.34%)
			Yield (Discount Rate of Cash Flows)	2.80% - 199.00% (7.31%)

Commercial Mortgage-Backed Securities	1,880,381

	1,105,987	Discounted Cash Flow	Constant Prepayment Rate	10.00% - 25.00% (19.30%)
			Constant Default Rate	0.00% - 1.43% (0.12%)
			Yield (Discount Rate of Cash Flows)	2.29% - 3.97% (3.41%)

Collateralized Mortgage Obligations	1,105,987

	—(b)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Rights	—(b)

Total	$4,292,387

#

The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At December 31, 2019, the value of these investments was $200,370. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Portfolio.

As of December 31, 2019, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A or Regulation S under the Securities Act.

C. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2019.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$21,778	$(21,778)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the year ended December 31, 2019, JPMIM waived fees associated with the Portfolio’s investment in JPMorgan U.S. Government Money Market Fund as follows:

$25

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the year ended December 31, 2019
Security Description	Value at December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	$3,990,958	$1,793,446	$464,543	$(31,116)	$1,350,617	$6,639,362	203,225	$58,171	$—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,565,960	389,676	131,778	(3,984)	141,864	1,961,738	239,236	79,510	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,889,319	193,887	3,160,636	(59,753)	137,183	—	—	74,986	—
JPMorgan High Yield Fund Class R6 Shares (a)	2,878,294	8,988,491	2,319,477	(23,190)	244,783	9,768,901	1,343,728	466,603	—
JPMorgan Managed Income Fund Class L Shares (a)	2,706,758	22,272	2,737,230	6,631	1,569	—	—	23,019	195
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.70% (a) (b)	—	39,065,819	31,645,195	(803)	284	7,420,105	7,417,880	84,777	—

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

	For the year ended December 31, 2019
Security Description	Value at December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	$—	$1,050,886	$1,027,986	$—	$—	$22,900	22,900	$745	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	4,052,227	9,146,776	13,199,003	—	—	—	—	20,874		—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	484,975	537,847	1,022,822	—	—	—	—	3,308		—

Total	$18,568,491	$61,189,100	$55,708,670	$(112,215)	$1,876,300	$25,813,006		$811,993		$195

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Derivatives — The Portfolio used derivative instruments including futures, forward foreign currency exchange contracts and options, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. Derivatives may also be used for risk management purposes and to seek to enhance portfolio performance.

The Portfolio may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Portfolio often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Portfolio.

Notes E(1) — E(3) below describe the various derivatives used by the Portfolio.

(1). Options — The Portfolio may purchase and/or sell (“write”) put and call options on various instruments including futures, securities, currencies and swaps (“swaptions”) to manage and hedge interest rate risks within the Portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Portfolio for options purchased are included on the Statement of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

The Portfolio’s exchange-traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Portfolio’s over the counter (“OTC”) options are subject to master netting arrangements. The Portfolio may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Portfolio is considered restricted.

(2). Futures Contracts — The Portfolio used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price and interest rate risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Portfolio’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Portfolio may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2019, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$369,117	$337,370	$—	$706,487
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	—	28,957	9,495	38,452
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	22,649	—	22,649

Total		$369,117	$388,976	$9,495	$767,588

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Liabilities:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(40,577)	$—	$(40,577)
Foreign exchange contracts	Payables	—	—	(246,693)	(246,693)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(66,580)	—	(66,580)

Total		$—	$(107,157)	$(246,693)	$(353,850)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended December 31, 2019, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$482,264	$131,130	$—	$613,394
Foreign exchange contracts	—	(147,417)	447,411	299,994
Interest rate contracts	—	524,434	—	524,434

Total	$482,264	$508,147	$447,411	$1,437,822

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$241,317	$326,894	$—	$568,211
Foreign exchange contracts	—	(111,740)	(351,441)	(463,181)
Interest rate contracts	—	(167,581)	—	(167,581)

Total	$241,317	$47,573	$(351,441)	$(62,551)

The Portfolio’s derivatives contracts held at December 31, 2019 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Portfolio’s futures contracts, forward foreign currency exchange contracts and options activity during the year ended December 31, 2019. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Equity:
Average Notional Balance Long	$8,935,463
Average Notional Balance Short	6,396,694
Ending Notional Balance Long	13,530,850
Ending Notional Balance Short	1,647,765

Futures Contracts — Foreign Exchange:
Average Notional Balance Long	7,143,175
Average Notional Balance Short	1,378,009	(a)
Ending Notional Balance Long	7,167,131

Futures Contracts — Interest Rate:
Average Notional Balance Long	11,048,639
Average Notional Balance Short	2,242,331
Ending Notional Balance Long	11,488,364
Ending Notional Balance Short	4,561,820

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$3,267,981
Average Settlement Value Sold	18,618,201
Ending Settlement Value Purchased	298,127
Ending Settlement Value Sold	23,426,035

Exchange-Traded Options:
Average Number of Contracts Purchased	1,183
Ending Number of Contracts Purchased	1,674

(a)	For the period January 1, 2019 through January 31, 2019.

F. Short Sales — The Portfolio engaged in short sales as part of its normal investment activities. In a short sale, the Portfolio sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Portfolio borrows securities from a broker. To close out a short position, the Portfolio delivers the same securities to the broker.

The Portfolio is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Portfolio’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Portfolio may receive or pay the net of the following amounts:(i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statement of Operations.

The Portfolio is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Portfolio is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Portfolio will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2019, the Portfolio had outstanding short sales as listed on the SOI.

G. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

The Portfolio had no delayed delivery securities outstanding as of December 31, 2019.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invested in Underlying Funds and, as a result, bore a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

K. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$973	$264,697	$(265,670)

The reclassifications for the Portfolio relate primarily to foreign currency gains or losses.

N. Recent Accounting Pronouncement — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Portfolio has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced by $973 and unrealized appreciation of investments was increased by $973. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%. Prior to September 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.60% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2019, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. The Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

The expense limitation agreement was in effect for the year ended December 31, 2019 and is in place until at least April 30, 2020.

For the year ended December 31, 2019, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$61,479	$66,116	$127,595	$650

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2019 was $9,039.

The Underlying Funds may impose separate advisory fees. The Adviser has agreed to voluntarily waive the Portfolio’s investment advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. During the year ended December 31, 2019, the Adviser waived $93,794. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2019, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$80,992,017	$72,643,247	$1,767,737	$974,912	$14,089,833	$15,442,031

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows:

Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$88,183,831	$11,293,929	$860,956	$10,432,973

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of forward foreign currency contracts and mark to market of futures contracts.

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Ordinary Income*	Total Distributions Paid
$1,904,746	$1,904,746

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$270,474	$227,458	$497,932

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,056,201	$519,056	$9,267,928

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts and straddle loss deferrals.

As of December 31, 2019, the Portfolio did not have any net capital loss carryforwards.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (continued)

During the year ended December 31, 2019, the Portfolio utilized capital loss carryforwards as follows:

Capital Loss Utilized
Short-Term
$544,704

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2019, the Portfolio had four individual shareholder and/or non-affiliated omnibus accounts, which owned 90.2% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as option contracts and forward foreign currency exchange contracts.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of December 31, 2019, a portion of the Portfolio’s investments consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives, including futures, options and forwards, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Portfolio does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to risks of mispricing or improper valuation.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

As of December 31, 2019, the Portfolio pledged a portion of its assets for securities sold short to Citigroup Global Markets, Inc. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities are held at Citigroup Global Markets, Inc.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Global Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Global Allocation Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.(3)	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	128	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	128	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	128	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman (2013-2019); Trustee of Trust (2005-2019); Trustee of heritage J.P. Morgan Funds (2003-2019).(4)	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	128	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	128	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	128	None

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	47

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	128	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	128	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	128	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	128	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	128	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	128	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	128	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (128 funds).

(3)	Mr. Finn became chairman of the Trust effective January 1, 2020.

(4)	Dr. Goldstein retired from the Board of Trustees effective the close of business on December 31, 2019.

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	49

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

50	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Actual	$1,000.00	$1,056.90	$4.10	0.79%
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class 2
Actual	1,000.00	1,055.20	5.39	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period).

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Portfolio and the other J.P. Morgan Funds overseen by the Board in which the Portfolio may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio and Underlying Funds received from the Adviser. This information includes the Portfolio’s and Underlying Funds’ performance as compared to the performance of the Portfolio’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Portfolio’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analysis of the performance of certain Underlying Funds in connection with the Trustees’ review of the Advisory Agreement. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio and Underlying

52	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio and Underlying Funds for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Portfolio and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that certain J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for the J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Portfolio’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 2 shares was in the first quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2018, and in the third and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place, for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. In addition, the Trustees noted the reduction to the contractual advisory fee rate from 0.60% to 0.55% effective September 1, 2019. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class 2 shares were in the fifth quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio and that such fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Portfolio invests.

54	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2019

TAX LETTER

(Unaudited)

Dividends Received Deduction (DRD)

The Portfolio had 18.70%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2019.

DECEMBER 31, 2019	JPMORGAN INSURANCE TRUST	55

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Portfolio filed a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	AN-JPMITGAP-1219

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2019 – $345,852

2018 – $343,823

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2019 – $51,850

2018 – $51,850

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2019 – $63,495

2018 – $63,548

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2019 and 2018, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2019 – Not applicable

2018 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2019 – 0.0%

2018 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2019 - $30.6 million

2018 - $32.1 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 20, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
February 20, 2020